UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

John M. McCann, Esq.

c/o TIAA-CREF

8500 Andrew Carnegie Blvd.

Charlotte, North Carolina 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

2014 Annual Report

TIAA-CREF Life Funds

December 31, 2014

Contents

Understanding your TIAA-CREF Life Funds report	2

Information on the TIAA-CREF Life Funds	3

About the funds’ benchmarks	4

Important information about expenses	6

Fund performance
Growth Equity Fund	7
Growth & Income Fund	10
Large-Cap Value Fund	13
Real Estate Securities Fund	16
Small-Cap Equity Fund	19
Social Choice Equity Fund	22
Stock Index Fund	25
International Equity Fund	28
Bond Fund	31
Money Market Fund	34
Balanced Fund	37

Summary portfolios of investments	40

Audited financial statements
Statements of assets and liabilities	76
Statements of operations	80
Statements of changes in net assets	84
Financial highlights	92
Notes to financial statements	96
Report of independent registered public accounting firm	111
Trustees and officers	112
Important tax information	119
Additional information about index providers	120
How to reach us	Inside back cover

Understanding your TIAA-CREF Life Funds report

This annual report contains information about the eleven TIAA-CREF Life Funds and describes the funds’ results for the twelve months ended December 31, 2014. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of December 31, 2014.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Life Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 223-1200. We urge you to read the prospectus carefully before investing.

2     2014 Annual Report  ¡  TIAA-CREF Life Funds

Information on the TIAA-CREF Life Funds

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Life Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of December 31 or June 30; Form N-Q filings are as of March 31 or September 30. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF,
730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Life Funds  ¡  2014 Annual Report     3

About the funds’ benchmarks

Equity Indexes

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed market countries outside North America—in Europe, Australasia and the Far East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in leading industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The FTSE NAREIT All Equity REITs Index measures the performance of certain publicly traded real estate investment trusts in the United States that own, manage and lease investment-grade commercial real estate.

4     2014 Annual Report  ¡  TIAA-CREF Life Funds

About the funds’ benchmarks

Fixed-income Index

The Barclays U.S. Aggregate Bond Index measures the performance of the domestic investment-grade, fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Composite Index

The Balanced Fund Composite Index is a composite of three unmanaged benchmark indexes, each of which represents one of the three market sectors in which the underlying funds invest: domestic equity (Russell 3000 Index), international equity (MSCI EAFE Index), and fixed income (Barclays U.S. Aggregate Bond Index). The fund’s composite benchmark combines those public indexes in proportions that reflect the fund’s target market sector allocations.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc. FTSE is a trademark of London Stock Exchange plc and The Financial Times Limited.

TIAA-CREF Life Funds  ¡  2014 Annual Report     5

Important information about expenses

All shareholders of the TIAA-CREF Life Funds incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples. Information about these additional charges can be found in the product prospectuses.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds. Shareholders of the TIAA-CREF Life Funds do not incur a sales charge on purchases, on reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014–December 31, 2014).

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line shows hypothetical account values and expenses based on the fund’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with that of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

6     2014 Annual Report  ¡  TIAA-CREF Life Funds

Growth Equity Fund

Performance for the twelve months ended December 31, 2014

The Growth Equity Fund returned 11.25% for the year, compared with the 13.05% return of its benchmark, the Russell 1000® Growth Index.

The U.S. economy forged ahead in 2014. Strong economic data and reassuring comments from the Federal Reserve boosted demand for U.S. stocks. The Russell 3000® Index, a measure of the broad-based domestic stock market, rose 12.56%, its third consecutive double-digit yearly gain.

Stocks of large-capitalization companies, as measured by the Russell 1000 Index, returned 13.24%, slightly outperforming the broader market. In the growth category, they outpaced both the 5.60% return of small caps and the 11.90% return of mid-cap issues. However, large-cap growth stocks trailed their value counterparts, which returned 13.45% for the period.

For the ten years ended December 31, 2014, the Russell 1000 Growth Index registered an average annual gain of 8.49%, outpacing the 7.94% average return of the Russell 3000 Index over the same period. (Returns by investment style and capitalization size are based on the Russell indexes.)

Stock selection weighs on fund’s relative return

Nine out of the ten industry sectors within the fund’s benchmark posted gains for the twelve months. Six sectors produced double-digit returns, including two of the three largest sectors—information technology (up 15.6%) and health care (up 28.8%). The return for the second-largest sector, consumer discretionary (up 8.4%), was more subdued. Together, these three sectors made up more than half of the index’s total market capitalization on December 31, 2014. Energy was the only sector posting a negative return (down 8.6%). Energy stocks declined in the last half of the year as the price of crude oil fell precipitously.

The fund trailed its benchmark by nearly two percentage points as stock selection weighed on relative performance. Holdings that did not live up to what we believed to be their potential included an out-of-benchmark investment in Japanese telecommunication services company SoftBank, overweight positions in Amazon.com, software provider VMware and railroad operator Kansas City Southern, as well as an underweight position in Microsoft.

Conversely, some stock choices met or exceeded our expectations, partly offsetting the effect of those that disappointed. At the top of the list were overweight positions in biotechnology firm Celgene, drug maker Allergan, Facebook, and chemical company LyondellBasell Industries. Avoiding IBM also helped boost relative performance.

TIAA-CREF Life Funds  ¡  2014 Annual Report     7

Growth Equity Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Growth Equity Fund	4/3/2000	11.25%	16.04%	8.64%
Russell 1000® Growth Index	—	13.05	15.81	8.49

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

8     2014 Annual Report  ¡  TIAA-CREF Life Funds

Growth Equity Fund

Expense example

Six months ended December 31, 2014

Growth Equity Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,077.79	$2.72
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2014
Information technology	35.0
Health care	21.2
Consumer discretionary	19.3
Financials	7.7
ndustrials	4.9
Consumer staples	4.5
Materials	4.2
Telecommunication services	1.5
Energy	1.1
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2014
More than $50 billion	49.3
More than $15 billion–$50 billion	37.8
More than $2 billion–$15 billion	12.9
Total	100.0

TIAA-CREF Life Funds  ¡  2014 Annual Report     9

Growth & Income Fund

Performance for the twelve months ended December 31, 2014

The Growth & Income Fund returned 11.09% for the year, compared with the 13.69% return of its benchmark, the S&P 500® Index.

The U.S. economy forged ahead in 2014. Strong economic data and reassuring comments from the Federal Reserve boosted demand for U.S. stocks. The large-cap stocks of the S&P 500 Index outpaced the 12.56% rise in the Russell 3000® Index, a measure of the broad-based domestic stock market. This reflected the fact that, unlike the Russell 3000, the S&P 500 includes few mid-cap stocks. Investors preferred large-cap U.S. stocks amid geopolitical tensions and weak economic growth outside the United States.

For the ten years ended December 31, 2014, the S&P 500 Index produced an average annual gain of 7.67% but trailed the 7.94% average return of the Russell 3000 Index over the same period.

Stock choices weigh on fund performance

For the twelve months, nine of the ten industry sectors within the benchmark achieved positive returns. Five sectors—information technology, health care, utilities, financials and consumer staples—had double-digit gains. Together, these five sectors made up three-fifths of the benchmark’s total market capitalization on December 31, 2014.

Energy, the only sector with a negative return, fell 7.8% as energy stocks were hit hard by declining oil prices. The telecommunication services sector recorded a small positive return but was also a lagging sector.

The fund underperformed its benchmark by more than two-and-a-half percentage points for the twelve months. Out-of-benchmark positions in Talisman Energy, Italian Internet retailer Yoox and wireless carrier T-Mobile detracted from relative results, as did overweight positions in Netflix and energy provider Apache.

Partly offsetting the detrimental effect of underperforming holdings were beneficial stock choices, including an underweight position in Exxon Mobil, an overweight position in Delta Air Lines, and out-of-benchmark positions in British drug maker Shire and NXP Semiconductors. Not being invested in IBM aided the fund’s return as well.

10     2014 Annual Report  ¡  TIAA-CREF Life Funds

Growth & Income Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Growth & Income Fund	4/3/2000	11.09%	15.21%	9.59%
S&P 500 Index	—	13.69	15.45	7.67

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

TIAA-CREF Life Funds  ¡  2014 Annual Report     11

Growth & Income Fund

Expense example

Six months ended December 31, 2014

Growth & Income Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,041.66	$2.68
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2014
Information technology	21.6
Consumer discretionary	16.4
Health care	15.3
Financials	14.2
Industrials	9.6
Consumer staples	8.9
Energy	6.1
Materials	3.6
Utilities	2.3
Telecommunication services	1.6
Short-term investments, other assets & liabilities, net	0.4
Total	100.00

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2014
More than $50 billion	46.8
More than $15 billion–$50 billion	28.7
More than $2 billion–$15 billion	23.2
$2 billion or less	1.3
Total	100.0

12     2014 Annual Report  ¡  TIAA-CREF Life Funds

Large-Cap Value Fund

Performance for the twelve months ended December 31, 2014

The Large-Cap Value Fund returned 8.98% for the year, compared with the 13.45% return of its benchmark, the Russell 1000® Value Index.

The U.S. economy forged ahead in 2014. Strong economic data and reassuring comments from the Federal Reserve boosted demand for U.S. stocks. The Russell 3000® Index, a measure of the broad-based domestic stock market, rose 12.56%, its third consecutive double-digit yearly gain. For the period, the Russell 1000 Growth Index climbed 13.05%.

Stocks of large-capitalization companies, based on the Russell 1000 Index’s 13.24% return, slightly outperformed the broader market. Large-cap value stocks outpaced their large-cap growth counterparts, returning 13.45% and 13.05%, respectively. Within the value category, large-cap stocks outperformed small-cap equities, which returned 4.22%, but underperformed mid-cap stocks, which returned 14.75%.

For the ten years ended December 31, 2014, the Russell 1000 Value Index registered an average annual gain of 7.30%, less than the 8.49% average return of the Russell 1000 Growth Index over the same period. (Returns by investment style and capitalization size are based on the Russell indexes.)

Stock choices limit relative results

Nine of the ten industry sectors comprising the fund’s benchmark posted gains for the twelve months and six produced double-digit returns, including two of the benchmark’s largest sectors—financials (up 15.6%) and health care (up 22.5%). Information technology (up 28.8%) and consumer staples (up 17.3%) also contributed significantly. Together, these four sectors made up almost three-fifths of the benchmark’s total market capitalization. The index’s second-largest sector, energy, was the only component registering a negative return (down 7.7%).

For the year, the fund posted a strong absolute gain, but underperformed its benchmark. A nonbenchmark position in Talisman Energy and overweight stakes in international mining company Cliffs Natural Resources and Avon Products, and an underweight in Intel detracted from relative returns. Shares of Cliffs fell amid a drop in the price of iron ore and weakening demand from China.

Partly offsetting these adverse effects were results from several contributors, including an underweight stake in Exxon Mobil, overweight positions in American Airlines and internet company Level 3 Communications, and positions in out-of-benchmark stocks oilfield equipment maker Dresser-Rand and Burger King. Finalization of a contract between American Airlines and flight attendants, coupled with the drop in oil prices, fueled interest in the stock.

TIAA-CREF Life Funds  ¡  2014 Annual Report     13

Large-Cap Value Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Large-Cap Value Fund	10/28/2002	8.98%	14.38%	6.98%
Russell 1000® Value Index	—	13.45	15.42	7.30

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

14     2014 Annual Report  ¡  TIAA-CREF Life Funds

Large-Cap Value Fund

Expense example

Six months ended December 31, 2014

Large-Cap Value Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,028.59	$2.66
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition
Sector	% of net assets as of 12/31/2014
Financials	27.2
Health care	13.7
Information technology	12.6
Consumer discretionary	10.0
Energy	10.0
Industrials	9.4
Consumer staples	6.5
Utilities	3.8
Materials	3.6
Telecommunication services	2.9
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2014
More than $50 billion	42.2
More than $15 billion–$50 billion	23.0
More than $2 billion–$15 billion	32.0
$2 billion or less	2.8
Total	100.0

TIAA-CREF Life Funds  ¡  2014 Annual Report     15

Real Estate Securities Fund

Performance for the twelve months ended December 31, 2014

The Real Estate Securities Fund returned 28.47% for the year, compared with the 28.03% return of its benchmark, the FTSE NAREIT All Equity REITs Index.

After gaining only 1.89% in 2013, real estate investment trusts (REITs), as measured by the fund’s benchmark, surged upward during 2014, as declining yields on U.S. Treasury securities made them less attractive than REITs for some income-oriented investors. After posting double-digit gains in the first half of 2014, the FTSE NAREIT All Equity REITs Index fell 2.48% during the third quarter yet climbed 12.94% in the final three months of the year.

For the twelve-month period, REITs outpaced the 12.56% average annual return of the Russell 3000® Index, a broad measure of the U.S. stock market, by almost sixteen percentage points. For the year, REITs also strongly outperformed the 5.97% return of the domestic investment-grade, fixed-rate bond market, as measured by the Barclays U.S. Aggregate Bond Index.

For the ten years ended December 31, 2014, the fund’s benchmark posted an average annual gain of 8.32%, ahead of both the 7.94% average annual return of the Russell 3000 Index and the 4.71% average return of the Barclays aggregate index.

Stock choices advance the fund’s relative results

All but one of the benchmark’s 14 property sectors and subsectors posted double-digit gains for the twelve months. The apartments, health care and regional mall sectors were among the benchmark’s top performers, returning 39.6%, 33.3% and 32.6%, respectively. Apartments outperformed as cash flow growth continued despite rising supply while regional malls benefited from a step-up in acquisition activity. Combined, these three sectors made up more than one-third of the benchmark’s market capitalization as of period- end. Even the timber sector, the index’s poorest performer, turned in a respectable 8.6% for the twelve months.

The fund outperformed its benchmark primarily because of successful stock weightings relative to the benchmark. The largest contribution came from underweight positions in wireless infrastructure provider Crown Castle International and American Realty Capital Properties, a self-managed commercial REIT. Overweight positions in retail REIT General Growth Properties and residential REIT AvalonBay Communities also boosted relative performance.

These positive effects were partly offset by nonbenchmark holdings in forest products company Louisiana-Pacific and hotel REITs Belmond and Extended Stay America.

During the period, the fund owned the stocks of several companies that are not REITs but that engage in real estate–related activities.

16     2014 Annual Report  ¡  TIAA-CREF Life Funds

Real Estate Securities Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Real Estate Securities Fund	10/28/2002	28.47%	17.03%	7.41%
FTSE NAREIT All Equity REITs Index	—	28.03	16.91	8.32

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

TIAA-CREF Life Funds  ¡  2014 Annual Report     17

Real Estate Securities Fund

Expense example

Six months ended December 31, 2014

Real Estate Securities Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,111.97	$3.03
5% annual hypothetical return	1,000.00	1,022.33	2.91

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.57%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2014
Specialized REITs	22.6
Retail REITs	21.6
Residential REITs	17.5
Office REITs	9.9
Industrial REITs	8.7
Diversified REITs	7.8
Mortgage REITs	3.2
Real estate services	1.4
Internet software & services	1.2
Asset management & custody banks	1.1
Homebuilding	0.7
Investment banking & brokerage	0.7
Real estate operating companies	0.3
Real estate development	0.3
Hotels, resorts & cruise lines	0.2
Short-term investments, other assets & liabilities, net	2.8
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2014
More than $50 billion	10.2
More than $15 billion–$50 billion	36.8
More than $2 billion–$15 billion	42.8
$2 billion or less	10.2
Total	100.0

18     2014 Annual Report  ¡  TIAA-CREF Life Funds

Small-Cap Equity Fund

Performance for the twelve months ended December 31, 2014

The Small-Cap Equity Fund returned 6.85% for the year, compared with the 4.89% return of its benchmark, the Russell 2000® Index.

The U.S. economy forged ahead in 2014. Strong economic data and reassuring comments from the Federal Reserve boosted demand for U.S. stocks. The Russell 3000® Index, a measure of the broad-based domestic stock market, rose 12.56%, its third consecutive double-digit yearly gain.

Stocks of smaller-capitalization companies, based on the Russell 2000 Index’s 4.89% return, underperformed the broader market. Small-cap growth stocks outpaced their value counterparts, returning 5.60% and 4.22%, respectively.

For the ten years ended December 31, 2014, the Russell 2000 Index registered an average annual gain of 7.77%, slightly trailing the 7.94% average return of the Russell 3000 Index over the same period. (Returns by investment style and capitalization size are based on the Russell indexes.)

Stock choices power the fund ahead of its benchmark

Performance within the Russell 2000 Index was mixed for the twelve-month period. Three of the ten industry sectors—consumer staples (up 12.2%), health care (up 19.0%) and utilities (up 20.4%)—had double-digit gains. The benchmark’s most heavily weighted sector, financials, returned 8.9%. Together, these four sectors constituted more than two-fifths of the benchmark’s total market capitalization. The industrials (down 0.5%), materials (down 3.8%) and telecommunication services (down 0.2%) sectors registered small losses while the energy sector suffered a double-digit decline (down 36.1%). Energy stocks declined in the last half of the year as the price of crude oil fell precipitously.

The fund’s solidly positive performance, powered by stock selection, led the benchmark by nearly two percentage points. Contributing to the fund’s relative performance were overweight positions in energy provider Penn Virginia, semiconductor maker Cavium Networks, human interface solutions developer Synaptics and Avanir Pharmaceuticals, as well as an out-of-benchmark investment in self-storage company Extra Space Storage.

Of course, not all stock choices were beneficial. Holdings that disappointed included overweight positions in oil and gas product services provider Pioneer Energy Services, network traffic solutions developer Gigamon, financial services firm RCS Capital and software provider Medidata Solutions, as well as an out-of-benchmark investment in oilfield services company Seventy Seven Energy.

TIAA-CREF Life Funds  ¡  2014 Annual Report     19

Small-Cap Equity Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Small-Cap Equity Fund	10/28/2002	6.85%	15.79%	7.65%
Russell 2000® Index	—	4.89	15.55	7.77

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

20     2014 Annual Report  ¡  TIAA-CREF Life Funds

Small-Cap Equity Fund

Expense example

Six months ended December 31, 2014

Small-Cap Equity Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,026.08	$2.71
5% annual hypothetical return	1,000.00	1,022.53	2.70

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2014
Financials	22.3
Information technology	19.3
Health care	15.0
Industrials	14.9
Consumer discretionary	13.0
Materials	5.1
Energy	3.8
Utilities	3.1
Consumer staples	2.0
Telecommunication services	1.6
Short-term investments, other assets & liabilities, net	–0.1
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2014
More than $15 billion–$50 billion	0.6
More than $2 billion–$15 billion	48.7
$2 billion or less	50.7
Total	100.0

TIAA-CREF Life Funds  ¡  2014 Annual Report     21

Social Choice Equity Fund

Performance for the twelve months ended December 31, 2014

The Social Choice Equity Fund returned 10.98% for the year, compared with the 12.56% return of its benchmark, the Russell 3000® Index. The fund uses certain environmental, social and governance criteria, while the benchmark does not.

Because of its criteria, the fund did not invest in a number of stocks included in the Russell Index. The fund’s underperformance was due in part to its exclusion of Apple, Microsoft and Facebook. Apple stock reported solid revenues driven in part by strong Apple Store sales, and its iPhone sales beat estimates. Microsoft’s cloud-computing sales exceeded estimates, and sales of Windows 8 energized interest in the company’s stock.

The losses were partially offset by the absence of Exxon Mobil and Chevron. Their stock values dropped as oil prices plunged. The fund also benefited from the exclusion of General Electric’s stock, which lagged as investors questioned the company’s earnings growth prospects.

Stock positions trim results

To compensate for the fund’s exclusion of some stocks within the Russell 3000 Index, its managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall risk characteristics of the portfolio with those of the index.

Although the fund generated a double-digit gain for the period, it under-performed its benchmark due in part to stock positions that did not perform as expected. The fund’s overweight positions in Sprint and educational media distributor Discovery Communications hampered the fund’s relative performance. Shares of Sprint dropped in reaction to concerns about its financial position. Discovery Communications’ stock declined when estimates for the company’s earnings were revised downward.

The fund’s losses were partially offset by successful stock selections, including overweights in Hewlett-Packard and Intel. Hewlett-Packard announced plans to split into two new publicly traded companies as it continues its restructuring program. Intel reported higher-than-projected revenues during the period as it seeks to move into more profitable business segments. The technology company also raised its annual cash dividend to be paid in the first quarter of 2015. Overweight stakes in Applied Materials and Lowe’s aided relative results as well.

22     2014 Annual Report  ¡  TIAA-CREF Life Funds

Social Choice Equity Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Social Choice Equity Fund	4/3/2000	10.98%	14.50%	7.87%
Russell 3000 Index	—	12.56	15.63	7.94

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

TIAA-CREF Life Funds  ¡  2014 Annual Report     23

Social Choice Equity Fund

Expense example

Six months ended December 31, 2014

Social Choice Equity Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,036.29	$1.13
5% annual hypothetical return	1,000.00	1,024.10	1.12

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.22%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2014
Financials	20.5
Information technology	17.6
Consumer discretionary	13.3
Health care	12.8
Industrials	10.4
Consumer staples	7.9
Energy	7.2
Materials	4.4
Utilities	3.6
Telecommunication services	2.2
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2014
More than $50 billion	38.6
More than $15 billion–$50 billion	45.0
More than $2 billion–$15 billion	14.6
$2 billion or less	1.8
Total	100.0

24     2014 Annual Report  ¡  TIAA-CREF Life Funds

Stock Index Fund

Performance for the twelve months ended December 31, 2014

The Stock Index Fund returned 12.46% for the year, compared with the 12.56% return of its benchmark, the Russell 3000® Index.

For the twelve-month period, the fund’s return trailed that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund benefited from participating in a securities lending program and had a risk profile similar to that of its benchmark.

The U.S. economy forged ahead in 2014. Strong economic data and reassuring comments from the Federal Reserve boosted demand for U.S. stocks. The Russell 3000 Index registered its third consecutive double-digit yearly gain. Real gross domestic product, which measures the value of all goods and services produced in the nation, rose from –2.9% in the first quarter to 5.0% (annualized) in the third quarter.

Stocks of large-capitalization companies, based on the Russell 1000® Index’s 13.24% return, slightly outperformed the broader market, also outpacing mid-and small-cap equities, which rose 13.22% and 4.89%, respectively. Large-cap value issues within the Russell 3000 topped their growth counterparts, 13.45% to 13.05%. (Returns by market capitalization and investment style are based on the Russell indexes.)

Five of ten sectors post double-digit gains

Nine of the ten industry sectors in the fund’s benchmark generated positive returns over the period, with five generating double-digit gains. The largest sector, information technology, returned 17.8%. Utilities (up 26.9%), health care (up 25.1%), consumer staples (up 15.9%) and financials (up 14.4%) also contributed significantly. Together, these sectors constituted roughly three-fifths of the benchmark’s total market capitalization. Energy performed the worst (down 10.0%). Telecommunication services, the second-poorest performing sector, eked out a small gain (up 2.5%). Energy stocks declined in the last half of the year as the price of crude oil fell precipitously.

Four of the five largest stocks in the index in terms of market capitalization at year-end surpassed the benchmark’s return. Among them, Apple performed the best. It reported solid revenues driven by strong Apple Store and iPhone sales. Microsoft was the second-best performer, benefiting from its cloud-computing and Windows 8 sales. Exxon Mobil ended lower following a drop in oil prices.

TIAA-CREF Life Funds  ¡  2014 Annual Report     25

Stock Index Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Stock Index Fund	1/4/1999	12.46%	15.53%	7.92%
Russell 3000® Index	—	12.56	15.63	7.94

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

26     2014 Annual Report  ¡  TIAA-CREF Life Funds

Stock Index Fund

Expense example

Six months ended December 31, 2014

Stock Index Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,051.87	$0.47
5% annual hypothetical return	1,000.00	1,024.75	0.46

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.09%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2014
Information technology	18.7
Financials	18.2
Health care	13.9
Consumer discretionary	12.7
Industrials	11.3
Consumer staples	8.5
Energy	7.5
Materials	3.6
Utilities	3.2
Telecommunication services	2.0
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2014
More than $50 billion	49.7
More than $15 billion–$50 billion	24.1
More than $2 billion–$15 billion	21.5
$2 billion or less	4.7
Total	100.0

TIAA-CREF Life Funds  ¡  2014 Annual Report     27

International Equity Fund

Performance for the twelve months ended December 31, 2014

The International Equity Fund returned –7.90% for the year, compared with the –4.90% return of its benchmark, the MSCI EAFE Index.

Foreign stocks fell in 2014 as central banks in Europe, Japan and China lowered interest rates to stimulate their sluggish economies. Investor concerns regarding geopolitical tensions in the Middle East and Ukraine also persisted. Yet U.S. dollar strength played the most significant role in hampering the performance of the EAFE index, which measures stock performance in 21 developed market nations outside North America, as it actually advanced 5.92%, in terms of local currency.

Germany, France and Japan, some of the larger shares of the EAFE based on market capitalization at period-end, experienced the same effect, as their locally positive results reversed to –10.4%, –9.9% and –4.0%, respectively, when translated to U.S. dollar terms. Conversely, smaller country constituents such as Israel, New Zealand and Denmark posted gains in both local and U.S. currencies.

The fund trails its benchmark

During the year, the fund underperformed its benchmark largely because of stock selections that did not perform as anticipated. Chief among them were out-of-benchmark Greek holdings in National Bank of Greece and Piraeus Bank. An overweight position in Tate & Lyle, the producer of sugar substitute Splenda, also detracted.

These negative effects were partly offset by strongly performing stock choices in out-of-benchmark holdings Eicher Motors, an Indian automobile manufacturer, Man Group, a British financial company, Larsen & Toubro, an engineering and construction firm and HDFC Bank. An overweight position in Renault contributed further.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

28     2014 Annual Report  ¡  TIAA-CREF Life Funds

International Equity Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
International Equity Fund	4/3/2000	–7.90%	6.45%	4.85%
MSCI EAFE Index	—	–4.90	5.33	4.43

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

TIAA-CREF Life Funds  ¡  2014 Annual Report     29

International Equity Fund

Expense example

Six months ended December 31, 2014

International Equity Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$895.21	$2.87
5% annual hypothetical return	1,000.00	1,022.18	3.06

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

Sector	% of net assets as of 12/31/2014
Consumer discretionary	30.4
Industrials	26.8
Financials	13.6
Health care	8.6
Materials	8.4
Consumer staples	7.4
Information technology	2.9
Utilities	0.9
Telecommunication services	0.6
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2014
More than $50 billion	4.8
More than $15 billion–$50 billion	45.2
More than $2 billion–$15 billion	46.1
$2 billion or less	3.9
Total	100.0

Holdings by country

% of portfolio investments as of 12/31/2014
France	22.0
United Kingdom	20.4
Japan	15.4
India	11.6
Germany	10.0
Switzerland	6.6
Netherlands	5.2
Greece	2.8
8 other nations	4.8
Short-term investments	1.2
Total	100.0

30     2014 Annual Report  ¡  TIAA-CREF Life Funds

Bond Fund

Performance for the twelve months ended December 31, 2014

The Bond Fund returned 5.47% for the year, compared with the 5.97% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The U.S. economy forged ahead in 2014. As a result of strong economic data in the United States and reassuring comments from the Federal Reserve, U.S. fixed-income markets had positive returns for the period. The broad domestic investment-grade, fixed-rate bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.97%, and its yield ended 2014 lower at 2.25%.

Real gross domestic product, which measures the value of all goods and services produced in the nation, rose from –2.9% in the first quarter to 5.0% (annualized) in the third quarter. The national unemployment rate dropped from 6.7% for December 2013 to 5.6% for December 2014. Nonetheless, inflation remained tame amid a plunge in oil prices. The Fed ended its bond-buying quantitative easing stimulus program and held its short-term interest rate target near zero. The yield on the 10-year U.S. Treasury note fell from 3.04% at year-end 2013 to 2.17% at the close of 2014.

Strong demand for quality characterizes the period

During the fiscal year, falling inflation expectations and strong investor demand relative to supply bolstered the performance of Treasuries and other high-quality sectors, including investment-grade corporate bonds and mortgage-backed securities (MBS). Corporates and MBS also benefited from rising profitability and positive economic growth.

U.S. Treasury securities, the benchmark’s largest sector at more than 35% of total market capitalization, returned over 5.0% for the period. Corporate bonds, which constituted nearly 30% of the benchmark’s total capitalization, returned more than 7.4%. U.S. MBS, the benchmark’s third-largest weighting at nearly 24%, returned more than 6.1% for the twelve months.

The fund underperformed its benchmark primarily as a result of being under-weighted in U.S. Treasury securities and MBS, as well as from its selections of government credit holdings, which lagged those in the index. In addition, the account had a shorter duration—a measure of interest-rate sensitivity—compared with the benchmark, and this positioning also hindered its relative performance. The fund benefited, however, from overweight positions in corporate bonds, commercial MBS and asset-backed securities—all of which made positive contributions to relative performance.

TIAA-CREF Life Funds  ¡  2014 Annual Report     31

Bond Fund

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Bond Fund	7/8/2003	5.47%	4.76%	4.43%
Barclays U.S. Aggregate Bond Index	—	5.97	4.45	4.71

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

32     2014 Annual Report  ¡  TIAA-CREF Life Funds

Bond Fund

Expense example

Six months ended December 31, 2014

Bond Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,014.05	$1.78
5% annual hypothetical return	1,000.00	1,023.44	1.79

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.35%. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

% of net assets as of 12/31/2014
Corporate bonds	29.8
Mortgage-backed securities†	19.9
Foreign government & corporate bonds denominated in U.S. dollars	13.1
U.S. Treasury securities	12.2
Commercial mortgage-backed securities	9.5
Asset-backed securities	9.1
Bank loan obligations	1.5
Municipal bonds	0.9
U.S. agency securities	0.3
Short-term investments, other assets & liabilities, net	3.7
Total	100.0

†	Includes mortgage pass-through securities and collateralized mortgage obligations

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 12/31/2014
Less than 1 year	9.7
1–3 years	18.1
3–5 years	20.3
5–10 years	40.5
Over 10 years	11.4
Total	100.0

Holdings by credit quality‡

% of fixed-income investments (excluding short-term investments) as of 12/31/2014
Aaa/AAA	38.6
Aa/AA	4.5
A/A	16.9
Baa/BBB	27.3
Ba/BB	4.4
B/B	5.6
Below B/B	1.9
Non-rated	0.8
Total	100.0

‡

Credit quality ratings are based on the Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

TIAA-CREF Life Funds  ¡  2014 Annual Report     33

Money Market Fund

Performance for the twelve months ended December 31, 2014

The Money Market Fund returned 0.00% for the year, compared with the 0.01% return of the iMoneyNet Money Fund Averages™—All Taxable, a simple average of over 1,000 taxable money market funds. The iMoneyNet average is not an index, and its return reflects the deduction of expenses charged by the funds included in the average.

Low rates continue to dominate the money market landscape

Short-term U.S. Treasury supply continued to decline during the reporting period, while the commercial paper market also remained tight, with outstanding issuance down by more than $1 trillion since mid-2007. Commercial paper yields remained low, as industrial corporations held cash and issued longer-maturity debt to take advantage of low interest rates.

The Federal Reserve kept its target federal funds rate (the interest rate U.S. commercial banks charge one another for overnight loans) near 0% during the period and forecast the rate to remain close to that level at least through the middle of 2015. The three-month LIBOR rate began the year at 0.25%, declined slightly in the first six months, but then rose again in the final calendar quarter, closing at 0.26% on December 31, 2014. (LIBOR is a widely used indicator of the interest rates that banks expect to pay to other banks for loans on the London market.) The three-month Treasury-bill rate declined from 0.07% on January 2, 2014, to 0.04% on December 31.

Fund remains well diversified in a challenging market

Against this backdrop of low rates and little supply, the fund’s managers sought higher-yielding investments while remaining in full compliance with Securities and Exchange Commission regulations.

The fund remains committed to holding longer-dated, floating-rate government agency paper (with one-to two-year maturities) in order to capture slightly higher yields. Our commercial paper exposure is diversified across industries and issuers, nearly all of which are U.S.-domiciled. Overseas, the fund has limited exposure in Europe due to sluggish economic growth and potential risks stemming from the declining price of oil. However, management found what it believes to be select opportunities in high-quality issuers, including banks from Chile, South Korea, Japan and Singapore. As of December 30, 2014, the fund’s weighted average maturity was 50 days, versus 43 days for the average iMoneyNet fund.

In response to exceptionally low interest rates, part or all of the Money Market Fund’s investment management fees were voluntarily withheld (waived) to prevent the fund’s yield from turning negative.

34     2014 Annual Report  ¡  TIAA-CREF Life Funds

Money Market Fund

Net annualized yield for the 7 days ended December 31, 2014*

	Current yield	Effective yield
Money Market Fund†	0.00%	0.00%
iMoneyNet Money Fund Averages—All Taxable‡	0.01	0.01

The current yield more closely reflects current earnings than does the total return.

* Typically, iMoneyNet reports its 7-day yields as of Tuesday of each week.

Performance as of December 31, 2014

		Total return	Average annual total return
	Inception date	1 year	5 years	10 years
Money Market Fund†	7/8/2003	0.00%	0.04%	1.70%
iMoneyNet Money Fund Averages—All Taxable‡	—	0.01	0.02	1.40

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

Investments in the TIAA-CREF Life Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For a detailed discussion of risk, please see the prospectus.

†

Beginning May 29, 2013, part or all of the investment management fees of the TIAA-CREF Life Money Market Fund are being voluntarily waived. Without this waiver, the total returns and 7-day current and effective net annualized yields would have been lower. This voluntary fee waiver may be discontinued at any time without notice.

‡	The iMoneyNet Money Fund Averages—All Taxable category is a simple average of over 1,000 taxable money market funds. You cannot invest in it directly.

TIAA-CREF Life Funds  ¡  2014 Annual Report     35

Money Market Fund

Expense example

Six months ended December 31, 2014

Money Market Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)
Actual return	$1,000.00	$1,000.00	$0.55
5% annual hypothetical return	1,000.00	1,024.65	0.56

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.11%. The expense charges of the fund reflect a voluntary waiver and may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 6.

Portfolio composition

% of net assets as of 12/31/2014
U.S. government agency securities	47.1
Commercial paper	29.8
U.S. Treasury securities	17.8
Floating-rate securities, government	4.4
Certificates of deposit	4.1
Other assets & liabilities, net	–3.2
Total	100.0

36     2014 Annual Report  ¡  TIAA-CREF Life Funds

Balanced Fund

Performance for the period ended December 31, 2014

The Balanced Fund was launched on January 31, 2014. From that date through December 31, 2014, the fund returned 7.21%, compared with the 8.50% return of its benchmark, the Balanced Fund Composite Index.

For the eleven-month period, the U.S. economy forged ahead. Strong economic data and reassuring comments from the Federal Reserve boosted demand for U.S. stocks. In contrast, growth in Europe remained stagnant, and Japan’s economy struggled to regain momentum following an April 2014 national sales-tax increase. The broad U.S. stock market, as measured by the Russell 3000® Index, climbed 16.23% over the eleven-month period, while the MSCI EAFE Index, which measures the performance of stocks in 21 developed markets outside North America, rose 9.61% in local currency terms during that time. In U.S. dollar terms, the MSCI EAFE Index returned –0.91% due to a strong rally in the dollar versus other major currencies.

The broad domestic bond market, as measured by the Barclays U.S. Aggregate Bond Index, earned 4.42% for the eleven months, as falling long-term interest rates boosted the prices of many existing fixed-income securities. Long-term rates declined amid a lack of inflationary pressure and robust demand for U.S. Treasury bonds, whose yields were low but not as low as government bond yields in other developed countries.

U.S. stocks lift the fund’s return

For the eleven-month period, the fund’s absolute performance was favorably impacted by positive returns from the U.S. stocks held by the Balanced Fund’s underlying funds. These gains were partly offset by a loss from the fund’s foreign stock holdings.

The fund underperformed its composite benchmark by nearly one and one-third percentage points for the period from its inception through December 31, 2014. During that time, most of the underlying funds trailed the broad market indexes used to calculate the benchmark.

The majority of the fund’s underperformance versus its benchmark was due to the poor performance of its underlying funds, including the International Equity Fund, the Growth & Income Fund and the Large-Cap Value Fund. The Growth Equity Fund and the Bond Fund were other notable detractors.

These negative effects were partly offset by positive contributions to relative performance from the Small-Cap Equity Fund and the Real Estate Securities Fund.

TIAA-CREF Life Funds  ¡  2014 Annual Report     37

Balanced Fund

Performance as of December 31, 2014

		Total return
	Inception date	since inception
Balanced Fund	1/31/2014	7.21	%‡
Balanced Fund Composite Index*	—	8.50	§
Broad market indexes
Barclays U.S. Aggregate Bond Index	—	4.42	§
Russell 3000® Index	—	16.23	§

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

On December 31, 2014, the Balanced Fund Composite Index consisted of: 50.0% Barclays U.S. Aggregate Bond Index, 40.0% Russell 3000 Index and 10.0% MSCI EAFE Index. The fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

‡	This is the cumulative return since the fund’s inception on January 31, 2014.
§	Performance is cumulative and is calculated from the inception date of the fund.

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark and of a broad market index during the same period.

38     2014 Annual Report  ¡  TIAA-CREF Life Funds

Balanced Fund

Expense example

Period ended December 31, 2014

Balanced Fund	Beginning account value (7/1/14)	Ending account value (12/31/14)	Expenses paid during period* (7/1/14–12/31/14)	Effective expenses paid during period† (7/1/14–12/31/14)
Actual return	$1,000.00	$1,016.25	$0.51	$2.64
5% annual hypothetical return	1,000.00	1,024.70	0.51	2.65

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.10%. The expense charges of the fund reflect a voluntary waiver and may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the fund would be higher and its performance lower.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio from the commencement of operations through period end, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the period, the total weighted average expense ratio was 0.52%.

For more information about this expense example, please see page 6.

Asset allocation

% of net assets as of 12/31/2014
Equity
U.S. equity	40.1
International equity	9.7
Fixed income	50.1
Other assets & liabilities, net	0.1
Total	100.0

Target allocation

TIAA-CREF Life Funds  ¡  2014 Annual Report     39

Summary portfolio of investments

Growth Equity Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
4,011	*,e	Tesla Motors, Inc	$892,087	1.3%

			892,087	1.3

CAPITAL GOODS
3,122		W.W. Grainger, Inc	795,767	1.2
		Other	784,675	1.1

			1,580,442	2.3

COMMERCIAL & PROFESSIONAL SERVICES
12,662	*	Verisk Analytics, Inc	811,001	1.2

			811,001	1.2

CONSUMER DURABLES & APPAREL
14,869		Nike, Inc (Class B)	1,429,654	2.0
9,044		VF Corp	677,396	1.0
		Other	358,470	0.5

			2,465,520	3.5

CONSUMER SERVICES
16,988		Starbucks Corp	1,393,865	2.0
		Other	1,059,116	1.5

			2,452,981	3.5

DIVERSIFIED FINANCIALS
5,459		Ameriprise Financial, Inc	721,953	1.0
22,218		Charles Schwab Corp	670,761	0.9
4,129		Intercontinental Exchange Group, Inc	905,448	1.3
14,826		Moody’s Corp	1,420,479	2.0
		Other	1,171,661	1.7

			4,890,302	6.9

ENERGY			778,723	1.1

FOOD & STAPLES RETAILING			347,872	0.5

FOOD, BEVERAGE & TOBACCO
6,315		Mead Johnson Nutrition Co	634,910	0.9
		Other	838,542	1.2

			1,473,452	2.1

HEALTH CARE EQUIPMENT & SERVICES
11,327	*	Cerner Corp	732,404	1.0
1,279	*	Intuitive Surgical, Inc	676,514	1.0
		Other	428,635	0.6

			1,837,553	2.6

HOUSEHOLD & PERSONAL PRODUCTS
17,879		Estee Lauder Cos (Class A)	1,362,380	1.9

			1,362,380	1.9

40	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

MATERIALS
8,971		Monsanto Co	$1,071,766	1.5%
3,646		PPG Industries, Inc	842,773	1.2
3,331		Sherwin-Williams Co	876,186	1.3
		Other	145,790	0.2

			2,936,515	4.2

MEDIA
17,194		Comcast Corp (Class A)	997,424	1.4
9,192		Time Warner, Inc	785,180	1.1
12,730		Walt Disney Co	1,199,039	1.7

			2,981,643	4.2

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
11,382		AbbVie, Inc	744,838	1.1
4,894	*	Alexion Pharmaceuticals, Inc	905,537	1.3
12,359	*	Alkermes plc	723,743	1.0
4,073		Allergan, Inc	865,879	1.2
9,402		AstraZeneca plc (ADR)	661,713	0.9
2,878	*	Biogen Idec, Inc	976,937	1.4
24,656		Bristol-Myers Squibb Co	1,455,444	2.1
19,847	*	Celgene Corp	2,220,085	3.1
9,264	*	Gilead Sciences, Inc	873,225	1.2
9,528		Perrigo Co plc	1,592,700	2.3
5,921		Thermo Electron Corp	741,842	1.1
		Other	1,365,328	1.9

			13,127,271	18.6

REAL ESTATE			520,977	0.7

RETAILING
5,609	*	Amazon.com, Inc	1,740,753	2.5
13,491		Home Depot, Inc	1,416,151	2.0
		Other	1,644,944	2.3

			4,801,848	6.8

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
9,399	*	NXP Semiconductor NV	718,083	1.0
		Other	1,651,326	2.4

			2,369,409	3.4

SOFTWARE & SERVICES
22,243	*	Adobe Systems, Inc	1,617,066	2.3
7,254	*	Alibaba Group Holding Ltd (ADR)	753,981	1.1
11,786	*	Autodesk, Inc	707,867	1.0
23,062	*	Facebook, Inc	1,799,297	2.6
2,423	*	Google, Inc	1,275,467	1.8
2,423	*	Google, Inc (Class A)	1,285,789	1.8
24,919		Intuit, Inc	2,297,283	3.2
18,193	*	Mastercard, Inc (Class A)	1,567,509	2.2
17,478		Microsoft Corp	811,853	1.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	41

Summary portfolio of investments	concluded

Growth Equity Fund  ▪  December 31, 2014

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
14,140	*	Red Hat, Inc		$977,640	1.4%
21,589	*	Salesforce.com, Inc		1,280,444	1.8
6,122		Visa, Inc (Class A)		1,605,188	2.3
21,816	*	Yahoo!, Inc		1,101,926	1.6
		Other		924,543	1.3

				18,005,853	25.5

TECHNOLOGY HARDWARE & EQUIPMENT
30,355		Apple, Inc		3,350,585	4.7
		Other		974,176	1.4

				4,324,761	6.1

TELECOMMUNICATION SERVICES				1,070,682	1.5

TRANSPORTATION
6,135		Union Pacific Corp		730,863	1.0
		Other		332,709	0.5

				1,063,572	1.5

		TOTAL COMMON STOCKS	(Cost $53,918,785)	70,094,844	99.4

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,155,886	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		1,155,886	1.7

				1,155,886	1.7

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,155,886)	1,155,886	1.7

		TOTAL PORTFOLIO	(Cost $55,074,671)	71,250,730	101.1
		OTHER ASSETS & LIABILITIES, NET		(758,624)	(1.1)

		NET ASSETS		$70,492,106	100.0%

Abbreviation(s):

ADR American	Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,131,437.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

42	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Growth & Income Funds  ▪  December 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$1,397,333	0.9%

BANKS
145,016		Bank of America Corp	2,594,336	1.8
42,127		Citigroup, Inc	2,279,492	1.5
19,746		JPMorgan Chase & Co	1,235,705	0.8
38,326		Wells Fargo & Co	2,101,031	1.4
		Other	734,399	0.5

			8,944,963	6.0

CAPITAL GOODS
87,123		General Electric Co	2,201,599	1.5
16,885		Honeywell International, Inc	1,687,149	1.1
9,293		Illinois Tool Works, Inc	880,047	0.6
		Other	3,273,803	2.2

			8,042,598	5.4

COMMERCIAL & PROFESSIONAL SERVICES			833,586	0.6

CONSUMER DURABLES & APPAREL
19,312	*	Jarden Corp	924,658	0.6
27,274		Newell Rubbermaid, Inc	1,038,867	0.7
		Other	4,517,613	3.1

			6,481,138	4.4

CONSUMER SERVICES			1,443,111	1.0

DIVERSIFIED FINANCIALS
7,458		Ameriprise Financial, Inc	986,320	0.7
11,232		Moody’s Corp	1,076,138	0.7
39,881		Morgan Stanley	1,547,383	1.0
		Other	3,392,935	2.3

			7,002,776	4.7

ENERGY
10,991		Chevron Corp	1,232,971	0.8
12,562		EOG Resources, Inc	1,156,583	0.8
17,014		Exxon Mobil Corp	1,572,944	1.1
		Other	5,005,897	3.4

			8,968,395	6.1

FOOD & STAPLES RETAILING
20,881		Kroger Co	1,340,769	0.9
		Other	1,765,308	1.2

			3,106,077	2.1

FOOD, BEVERAGE & TOBACCO
12,634	*	Constellation Brands, Inc (Class A)	1,240,280	0.8
21,416		PepsiCo, Inc	2,025,097	1.4
		Other	3,923,006	2.7

			7,188,383	4.9

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	43

Summary portfolio of investments	continued

Growth & Income Funds  ▪  December 31, 2014

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
9,993		Covidien plc	$1,022,084	0.7%
		Other	5,103,425	3.4

			6,125,509	4.1

HOUSEHOLD & PERSONAL PRODUCTS
24,154		Procter & Gamble Co	2,200,188	1.5
		Other	682,725	0.5

			2,882,913	2.0

INSURANCE
9,250		ACE Ltd	1,062,640	0.7
13,622		Allstate Corp	956,945	0.6
27,482		Hartford Financial Services Group, Inc	1,145,725	0.8
		Other	967,667	0.7

			4,132,977	2.8

MATERIALS
4,137		PPG Industries, Inc	956,268	0.6
		Other	4,361,773	3.0

			5,318,041	3.6

MEDIA
31,767		Comcast Corp (Class A)	1,842,804	1.2
14,517		Time Warner, Inc	1,240,042	0.8
20,231		Walt Disney Co	1,905,558	1.3
		Other	1,862,469	1.3

			6,850,873	4.6

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
22,178		AbbVie, Inc	1,451,328	1.0
5,741	*	Actavis plc	1,477,791	1.0
27,259		Bristol-Myers Squibb Co	1,609,099	1.1
14,921	*	Celgene Corp	1,669,063	1.1
13,597	*	Gilead Sciences, Inc	1,281,653	0.9
26,617		Johnson & Johnson	2,783,340	1.9
16,375		Merck & Co, Inc	929,936	0.6
		Other	5,359,045	3.6

			16,561,255	11.2

REAL ESTATE			845,365	0.6

RETAILING
21,431		Home Depot, Inc	2,249,612	1.5
		Other	5,783,910	3.9

			8,033,522	5.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
56,127		Intel Corp	2,036,849	1.4
		Other	3,685,512	2.5

			5,722,361	3.9

SOFTWARE & SERVICES
3,046	*	Alliance Data Systems Corp	871,308	0.6
23,912	*	Facebook, Inc	1,865,614	1.3

44	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Funds  ▪  December 31, 2014

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
4,074	*	Google, Inc		$2,144,554	1.5%
13,826	*	Mastercard, Inc (Class A)		1,191,248	0.8
62,730		Microsoft Corp		2,913,809	2.0
30,520		Oracle Corp		1,372,485	0.9
17,900	*	Yahoo!, Inc		904,129	0.6
		Other		5,231,496	3.5

				16,494,643	11.2

TECHNOLOGY HARDWARE & EQUIPMENT
56,970		Apple, Inc		6,288,348	4.3
46,683		Cisco Systems, Inc		1,298,488	0.9
8,384	*	F5 Networks, Inc		1,093,818	0.7
		Other		1,070,766	0.7

				9,751,420	6.6

TELECOMMUNICATION SERVICES
27,645		Verizon Communications, Inc		1,293,233	0.9
		Other		1,125,705	0.7

				2,418,938	1.6

TRANSPORTATION
30,529		Delta Air Lines, Inc		1,501,721	1.0
		Other		3,783,911	2.6

				5,285,632	3.6

UTILITIES
10,376		NextEra Energy, Inc		1,102,865	0.7
		Other		2,345,302	1.6

				3,448,167	2.3

		TOTAL COMMON STOCKS	(Cost $114,013,916)	147,279,976	99.6

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
3,515,322	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		3,515,322	2.4

				3,515,322	2.4

		TOTAL SHORT-TERM INVESTMENTS	(Cost $3,515,322)	3,515,322	2.4

		TOTAL PORTFOLIO	(Cost $117,529,238)	150,795,298	102.0
		OTHER ASSETS & LIABILITIES, NET		(2,922,045)	(2.0)

		NET ASSETS		$147,873,253	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.

At 12/31/14, the aggregate value of securities on loan is $3,429,113.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	45

Summary portfolio of investments

Large-Cap Value Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$562,477	0.5%

BANKS
167,600		Bank of America Corp	2,998,364	2.7
28,317		Citigroup, Inc	1,532,233	1.4
26,960		JPMorgan Chase & Co	1,687,157	1.5
51,624		Keycorp	717,573	0.6
73,061		Regions Financial Corp	771,524	0.7
57,385		Wells Fargo & Co	3,145,846	2.7
		Other	1,413,151	1.2

			12,265,848	10.8

CAPITAL GOODS
134,663		General Electric Co	3,402,934	3.0
10,903		SPX Corp	936,786	0.9
		Other	2,719,028	2.4

			7,058,748	6.3

CONSUMER DURABLES & APPAREL
23,719	*	Jarden Corp	1,135,666	1.0
		Other	1,660,200	1.5

			2,795,866	2.5

CONSUMER SERVICES
23,087		ARAMARK Holdings Corp	719,160	0.6
18,740	*	Restaurant Brands International, Inc	731,610	0.7
		Other	1,775,563	1.6

			3,226,333	2.9

DIVERSIFIED FINANCIALS
41,356	*	E*Trade Financial Corp	1,003,090	0.9
18,273		Legg Mason, Inc	975,230	0.9
33,880		Morgan Stanley	1,314,544	1.2
16,861		State Street Corp	1,323,589	1.2
38,008	*	Synchrony Financial	1,130,738	1.0
		Other	1,194,152	1.0

			6,941,343	6.2

ENERGY
20,583		Chevron Corp	2,309,001	2.0
12,481	*	Diamondback Energy, Inc	746,114	0.7
20,802		Exxon Mobil Corp	1,923,145	1.7
		Other	6,259,184	5.6

			11,237,444	10.0

FOOD & STAPLES RETAILING
11,376		CVS Corp	1,095,622	1.0
		Other	273,406	0.2

			1,369,028	1.2

46	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO
11,649		Kraft Foods Group, Inc	$729,926	0.7%
		Other	2,965,783	2.6

			3,695,709	3.3

HEALTH CARE EQUIPMENT & SERVICES
16,152		UnitedHealth Group, Inc	1,632,806	1.5
		Other	3,192,080	2.8

			4,824,886	4.3

HOUSEHOLD & PERSONAL PRODUCTS
23,484		Procter & Gamble Co	2,139,158	1.9
		Other	147,498	0.1

			2,286,656	2.0

INSURANCE
8,706		ACE Ltd	1,000,145	0.9
12,642		Allstate Corp	888,101	0.8
15,094		American International Group, Inc	845,415	0.7
8,692	*	Berkshire Hathaway, Inc (Class B)	1,305,104	1.2
20,327		Hartford Financial Services Group, Inc	847,433	0.7
17,855		Metlife, Inc	965,777	0.9
		Other	2,325,419	2.1

			8,177,394	7.3

MATERIALS
56,592	*	Louisiana-Pacific Corp	937,163	0.8
21,225		Sealed Air Corp	900,577	0.8
		Other	2,197,944	2.0

			4,035,684	3.6

MEDIA			1,075,770	0.9

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
10,529	*	Endo International plc	759,352	0.7
30,216		Johnson & Johnson	3,159,687	2.8
20,146		Merck & Co, Inc	1,144,091	1.0
54,476		Pfizer, Inc	1,696,927	1.5
		Other	3,870,414	3.4

			10,630,471	9.4

REAL ESTATE			3,263,874	2.9

RETAILING
20,895		DSW, Inc (Class A)	779,383	0.7
		Other	2,798,551	2.5

			3,577,934	3.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
21,437		Broadcom Corp (Class A)	928,865	0.8
		Other	2,372,586	2.1

			3,301,451	2.9

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	47

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2014

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
13,223	*	eBay, Inc		$742,075	0.7%
34,087		Microsoft Corp		1,583,341	1.4
29,444	*	Yahoo!, Inc		1,487,216	1.3
		Other		2,035,986	1.8

				5,848,618	5.2

TECHNOLOGY HARDWARE & EQUIPMENT
51,876		Cisco Systems, Inc		1,442,931	1.3
24,613		EMC Corp		731,991	0.6
19,647		Hewlett-Packard Co		788,434	0.7
		Other		2,110,449	1.9

				5,073,805	4.5

TELECOMMUNICATION SERVICES
46,817		AT&T, Inc		1,572,583	1.4
20,177	*	Level 3 Communications, Inc		996,340	0.9
		Other		705,400	0.6

				3,274,323	2.9

TRANSPORTATION
16,588		Con-Way, Inc		815,798	0.7
31,861	*	Hertz Global Holdings, Inc		794,613	0.7
		Other		1,906,413	1.7

				3,516,824	3.1

UTILITIES
21,612		Exelon Corp		801,373	0.7
10,753		NextEra Energy, Inc		1,142,936	1.0
		Other		2,381,097	2.1

				4,325,406	3.8

		TOTAL COMMON STOCKS	(Cost $93,438,172)	112,365,892	99.7

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,421,287	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		2,421,287	2.2

				2,421,287	2.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $2,421,287)	2,421,287	2.2

		TOTAL PORTFOLIO	(Cost $95,859,459)	114,787,179	101.9
		OTHER ASSETS & LIABILITIES, NET		(2,143,747)	(1.9)

		NET ASSETS		$112,643,432	100.0%

48	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ▪  December 31, 2014

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.

At 12/31/14, the aggregate value of securities on loan is $2,324,563.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	49

Summary portfolio of investments

Real Estate Securities Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS
ASSET MANAGEMENT & CUSTODY BANKS
60,000		NorthStar Asset Management Group, Inc	$1,354,200	1.1%

			1,354,200	1.1

DIVERSIFIED REITS
50,000		Retail Opportunities Investment Corp	839,500	0.7
195,000		Spirit Realty Capital, Inc	2,318,550	1.8
50,000	*	STORE Capital Corp	1,080,500	0.8
37,500		Vornado Realty Trust	4,414,125	3.5
		Other	1,331,800	1.0

			9,984,475	7.8

HOMEBUILDING
35,000		DR Horton, Inc	885,150	0.7

			885,150	0.7

HOTELS, RESORTS & CRUISE LINES			255,304	0.2

INDUSTRIAL REITS
20,000		EastGroup Properties, Inc	1,266,400	1.0
127,500		Prologis, Inc	5,486,325	4.3
80,000		Rexford Industrial Realty, Inc	1,256,800	1.0
55,000		STAG Industrial, Inc	1,347,500	1.0
90,000		Terreno Realty Corp	1,856,700	1.4

			11,213,725	8.7

INTERNET SOFTWARE & SERVICES
7,000		Equinix, Inc	1,587,110	1.2

			1,587,110	1.2

INVESTMENT BANKING & BROKERAGE
25,000	*	Marcus & Millichap, Inc	831,250	0.7

			831,250	0.7

MORTGAGE REITS
220,400		Gramercy Property Trust, Inc	1,520,760	1.1
70,000		NorthStar Realty Finance Corp	1,230,600	1.0
		Other	1,396,200	1.1

			4,147,560	3.2

OFFICE REITS
40,000		Boston Properties, Inc	5,147,600	3.9
50,000		Hudson Pacific Properties	1,503,000	1.2
35,000		Kilroy Realty Corp	2,417,450	1.9
30,000		SL Green Realty Corp	3,570,600	2.8
		Other	142,950	0.1

			12,781,600	9.9

REAL ESTATE DEVELOPMENT			391,260	0.3

REAL ESTATE OPERATING COMPANIES			426,000	0.3

50	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Real Estate Securities Fund  ▪  December 31, 2014

Shares		Company		Value	% of net assets

REAL ESTATE SERVICES
50,000		Kennedy-Wilson Holdings, Inc		$1,265,000	1.0%
		Other		513,750	0.4

				1,778,750	1.4

RESIDENTIAL REITS
50,000		Apartment Investment & Management Co (Class A)		1,857,500	1.4
32,500		AvalonBay Communities, Inc		5,310,175	4.2
25,000		Camden Property Trust		1,846,000	1.4
35,000		Education Realty Trust, Inc		1,280,650	1.0
30,000		Equity Lifestyle Properties, Inc		1,546,500	1.2
62,500		Equity Residential		4,490,000	3.6
17,500		Essex Property Trust, Inc		3,615,500	2.8
25,000		Post Properties, Inc		1,469,250	1.1
17,500		Sun Communities, Inc		1,058,050	0.8

				22,473,625	17.5

RETAIL REITS
32,500		Acadia Realty Trust		1,040,975	0.8
35,000		Equity One, Inc		887,600	0.7
20,000		Federal Realty Investment Trust		2,669,200	2.1
155,000		General Growth Properties, Inc		4,360,150	3.4
35,000		Pennsylvania REIT		821,100	0.6
42,500		Regency Centers Corp		2,710,650	2.1
70,000	p	Simon Property Group, Inc		12,747,700	9.9
22,500		Taubman Centers, Inc		1,719,450	1.3
50,000		Washington Prime Group, Inc		861,000	0.7

				27,817,825	21.6

SPECIALIZED REITS
35,000		American Tower Corp		3,459,750	2.7
80,000		CubeSmart		1,765,600	1.4
30,000		Extra Space Storage, Inc		1,759,200	1.4
25,000		HCP, Inc		1,100,750	0.9
35,000		Health Care REIT, Inc		2,648,450	2.1
50,000		Healthcare Trust of America, Inc		1,347,000	1.0
72,500		Host Marriott Corp		1,723,325	1.3
17,500		Public Storage, Inc		3,234,875	2.5
50,000		RLJ Lodging Trust		1,676,500	1.3
175,000	*	Strategic Hotels & Resorts, Inc		2,315,250	1.8
117,500		Sunstone Hotel Investors, Inc		1,939,925	1.5
65,000		Ventas, Inc		4,660,500	3.5
		Other		1,467,750	1.2

				29,098,875	22.6

		TOTAL COMMON STOCKS	(Cost $96,266,411)	125,026,709	97.2

		TOTAL PORTFOLIO	(Cost $96,266,411)	125,026,709	97.2
		OTHER ASSETS & LIABILITIES, NET		3,626,227	2.8

		NET ASSETS		$128,652,936	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	51

Summary portfolio of investments	concluded

Real Estate Securities Fund  ▪  December 31, 2014

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing.
p	All or a portion of these securities have been segregated to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

52	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Small-Cap Equity Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
12,700		Dana Holding Corp	$276,098	0.5%
7,629	*	Tenneco, Inc	431,878	0.8

			707,976	1.3

BANKS
13,982		Cathay General Bancorp	357,799	0.7
14,289		FirstMerit Corp	269,919	0.5
29,294		Investors Bancorp, Inc	328,825	0.6
10,669		PrivateBancorp, Inc	356,345	0.7
6,472		Prosperity Bancshares, Inc	358,290	0.7
15,170		Provident Financial Services, Inc	273,970	0.5
9,700	*	Western Alliance Bancorp	269,660	0.5
		Other	2,533,267	4.8

			4,748,075	9.0

CAPITAL GOODS
2,230		Acuity Brands, Inc	312,356	0.6
6,203		Applied Industrial Technologies, Inc	282,795	0.5
6,897		EMCOR Group, Inc	306,847	0.6
10,624	*	Orbital Sciences Corp	285,679	0.5
3,450	*	Teledyne Technologies, Inc	354,453	0.7
3,160	*	WABCO Holdings, Inc	331,105	0.6
		Other	2,732,251	5.2

			4,605,486	8.7

COMMERCIAL & PROFESSIONAL SERVICES
8,894		Rollins, Inc	294,391	0.5
5,492	*	WageWorks, Inc	354,619	0.7
		Other	1,349,809	2.6

			1,998,819	3.8

CONSUMER DURABLES & APPAREL
9,090		Brunswick Corp	465,953	0.9
		Other	503,313	0.9

			969,266	1.8

CONSUMER SERVICES
2,837		DineEquity, Inc	294,026	0.6
5,945	*	Grand Canyon Education, Inc	277,394	0.5
4,545	*	Hyatt Hotels Corp	273,654	0.5
12,887		Service Corp International	292,535	0.6
3,700		Vail Resorts, Inc	337,181	0.6
		Other	1,077,030	2.0

			2,551,820	4.8

DIVERSIFIED FINANCIALS
2,500		iShares Russell 2000 Index Fund	299,175	0.6
		Other	419,535	0.8

			718,710	1.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	53

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

ENERGY			$2,007,925	3.8%

FOOD & STAPLES RETAILING			262,322	0.5

FOOD, BEVERAGE & TOBACCO			806,808	1.5

HEALTH CARE EQUIPMENT & SERVICES			3,506,818	6.7

INSURANCE			1,611,566	3.1

MATERIALS
10,500	*	Berry Plastics Group, Inc	331,275	0.6
7,386	*	Boise Cascade Co	274,390	0.5
4,988		Minerals Technologies, Inc	346,416	0.7
		Other	1,722,805	3.3

			2,674,886	5.1

MEDIA			748,257	1.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
5,680	*,e	Isis Pharmaceuticals, Inc	350,683	0.7
		Other	4,069,114	7.7

			4,419,797	8.4

REAL ESTATE
27,084		Cousins Properties, Inc	309,299	0.6
16,557		CubeSmart	365,413	0.7
25,878		DiamondRock Hospitality Co	384,806	0.7
10,940		DuPont Fabros Technology, Inc	363,646	0.7
5,700		Entertainment Properties Trust	328,491	0.6
4,640		Extra Space Storage, Inc	272,090	0.5
9,900		LaSalle Hotel Properties	400,653	0.8
4,307		Sovran Self Storage, Inc	375,656	0.7
		Other	1,865,452	3.6

			4,665,506	8.9

RETAILING
38,300	*	Office Depot, Inc	328,422	0.6
		Other	1,560,486	3.0

			1,888,908	3.6

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
5,287	*	Cavium Networks, Inc	326,842	0.6
		Other	1,534,950	2.9

			1,861,792	3.5

SOFTWARE & SERVICES
5,949		MAXIMUS, Inc	326,243	0.6
3,002	*	Tyler Technologies, Inc	328,539	0.6
		Other	4,723,753	9.0

			5,378,535	10.2

54	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ▪  December 31, 2014

Shares		Company		Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
23,200	*	QLogic Corp		$309,024	0.6%
12,867	*	Sanmina Corp		302,761	0.6
3,678		SYNNEX Corp		287,472	0.5
		Other		2,011,994	3.8

				2,911,251	5.5

TELECOMMUNICATION SERVICES
30,900	*	8x8, Inc		283,044	0.5
		Other		551,280	1.1

				834,324	1.6

TRANSPORTATION
7,804		Matson, Inc		269,394	0.5
		Other		1,005,797	1.9

				1,275,191	2.4

UTILITIES
7,520		American States Water Co		283,203	0.5
8,583		Avista Corp		303,409	0.6
5,754		Black Hills Corp		305,192	0.6
4,513		Southwest Gas Corp		278,950	0.5
		Other		454,666	0.9

				1,625,420	3.1

		TOTAL COMMON STOCKS	(Cost $45,350,544)	52,779,458	100.1

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,114,822	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		2,114,822	4.0

				2,114,822	4.0

		TOTAL SHORT-TERM INVESTMENTS	(Cost $2,114,822)	2,114,822	4.0

		TOTAL PORTFOLIO	(Cost $47,465,366)	$54,894,280	104.1
		OTHER ASSETS & LIABILITIES, NET		(2,159,971)	(4.1)

		NET ASSETS		$52,734,309	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $2,041,866.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	55

Summary portfolio of investments

Social Choice Equity Fund  ▪  December 31, 2014

Shares	Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
30,738	Ford Motor Co	$476,439	0.6%
	Other	917,608	1.3

		1,394,047	1.9

BANKS
5,268	PNC Financial Services Group, Inc	480,600	0.7
12,811	US Bancorp	575,854	0.8
	Other	1,430,948	2.0

		2,487,402	3.5

CAPITAL GOODS
4,338	3M Co	712,820	1.0
6,058	Danaher Corp	519,231	0.7
	Other	3,562,905	5.0

		4,794,956	6.7

COMMERCIAL & PROFESSIONAL SERVICES		425,893	0.6

CONSUMER DURABLES & APPAREL
5,443	Nike, Inc (Class B)	523,344	0.7
	Other	285,113	0.4

		808,457	1.1

CONSUMER SERVICES
6,259	McDonald’s Corp	586,468	0.8
6,116	Starbucks Corp	501,818	0.7
	Other	765,129	1.1

		1,853,415	2.6

DIVERSIFIED FINANCIALS
6,453	American Express Co	600,387	0.8
12,051	Bank of New York Mellon Corp	488,909	0.7
1,381	BlackRock, Inc	493,790	0.7
5,781	Capital One Financial Corp	477,222	0.7
14,905	Charles Schwab Corp	449,982	0.6
	Other	2,735,218	3.8

		5,245,508	7.3

ENERGY		5,174,652	7.2

FOOD & STAPLES RETAILING		783,553	1.1

FOOD, BEVERAGE & TOBACCO
12,385	Mondelez International, Inc	449,885	0.6
8,355	PepsiCo, Inc	790,049	1.1
	Other	1,300,315	1.8

		2,540,249	3.5

HEALTH CARE EQUIPMENT & SERVICES
12,239	Abbott Laboratories	551,000	0.7

56	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES—continued
7,871		Medtronic, Inc	$568,286	0.8%
		Other	1,785,720	2.5

			2,905,006	4.0

HOUSEHOLD & PERSONAL PRODUCTS
7,350		Colgate-Palmolive Co	508,546	0.7
12,341		Procter & Gamble Co	1,124,142	1.5
		Other	693,639	1.0

			2,326,327	3.2

INSURANCE
8,056	*	Berkshire Hathaway, Inc (Class B)	1,209,608	1.7
5,132		Prudential Financial, Inc	464,241	0.6
4,523		Travelers Cos, Inc	478,759	0.7
		Other	1,962,962	2.7

			4,115,570	5.7

MATERIALS			3,144,645	4.4

MEDIA
3,056		Time Warner Cable, Inc	464,695	0.7
6,960		Time Warner, Inc	594,523	0.8
		Other	1,251,624	1.7

			2,310,842	3.2

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
4,504		Amgen, Inc	717,442	1.0
1,814	*	Biogen Idec, Inc	615,762	0.8
11,278		Bristol-Myers Squibb Co	665,740	0.9
8,103	*	Gilead Sciences, Inc	763,789	1.1
11,929		Johnson & Johnson	1,247,416	1.7
14,855		Merck & Co, Inc	843,615	1.2
		Other	1,433,340	2.0

			6,287,104	8.7

REAL ESTATE
4,626		American Tower Corp	457,280	0.6
2,660		Simon Property Group, Inc	484,412	0.7
		Other	2,072,705	2.9

			3,014,397	4.2

RETAILING
8,719		Lowe’s Companies, Inc	599,867	0.8
7,208		TJX Companies, Inc	494,325	0.7
		Other	2,087,925	2.9

			3,182,117	4.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
18,830		Applied Materials, Inc	469,244	0.7
25,349		Intel Corp	919,915	1.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	57

Summary portfolio of investments	concluded

Social Choice Equity Fund  ▪  December 31, 2014

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—continued
9,869		Texas Instruments, Inc		$527,646	0.7%
		Other		136,920	0.2

				2,053,725	2.9

SOFTWARE & SERVICES
5,723		Accenture plc		511,121	0.7
1,504	*	Google, Inc		791,706	1.1
1,484	*	Google, Inc (Class A)		787,499	1.1
5,006		International Business Machines Corp		803,163	1.1
18,538		Oracle Corp		833,654	1.2
10,178	*	Yahoo!, Inc		514,091	0.7
		Other		3,027,315	4.2

				7,268,549	10.1

TECHNOLOGY HARDWARE & EQUIPMENT
29,025		Cisco Systems, Inc		807,330	1.1
17,937		EMC Corp		533,446	0.7
14,945		Hewlett-Packard Co		599,743	0.8
9,257		Qualcomm, Inc		688,073	1.0
		Other		693,731	1.0

				3,322,323	4.6

TELECOMMUNICATION SERVICES
19,699		Verizon Communications, Inc		921,519	1.3
		Other		629,778	0.9

				1,551,297	2.2

TRANSPORTATION
5,255		United Parcel Service, Inc (Class B)		584,198	0.8
		Other		1,682,573	2.4

				2,266,771	3.2

UTILITIES
4,575		NextEra Energy, Inc		486,277	0.7
		Other		2,133,107	2.9

				2,619,384	3.6

		TOTAL COMMON STOCKS	(Cost $48,346,526)	71,876,189	99.9

		TOTAL PORTFOLIO	(Cost $48,346,526)	71,876,189	99.9
		OTHER ASSETS & LIABILITIES, NET		91,081	0.1

		NET ASSETS		$71,967,270	100.0%

*	Non-income producing.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

58	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Stock Index Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$3,672,423	1.1%

BANKS
150,892		Bank of America Corp	2,699,458	0.8
43,628		Citigroup, Inc	2,360,711	0.7
54,167		JPMorgan Chase & Co	3,389,771	1.0
68,430		Wells Fargo & Co	3,751,332	1.2
		Other	7,550,231	2.3

			19,751,503	6.0

CAPITAL GOODS
9,472		3M Co	1,556,439	0.5
10,504		Boeing Co	1,365,310	0.4
143,632		General Electric Co	3,629,581	1.1
13,114		United Technologies Corp	1,508,110	0.4
		Other	17,321,573	5.3

			25,381,013	7.7

COMMERCIAL & PROFESSIONAL SERVICES			3,466,530	1.1

CONSUMER DURABLES & APPAREL			5,211,307	1.6

CONSUMER SERVICES
14,152		McDonald’s Corp	1,326,042	0.4
		Other	5,595,872	1.7

			6,921,914	2.1

DIVERSIFIED FINANCIALS
10,173	e	iShares Russell 3000 Index Fund	1,244,056	0.4
		Other	12,055,908	3.6

			13,299,964	4.0

ENERGY
27,272		Chevron Corp	3,059,373	1.0
61,485	d	Exxon Mobil Corp	5,684,288	1.7
18,534		Schlumberger Ltd	1,582,989	0.5
		Other	14,160,375	4.3

			24,487,025	7.5

FOOD & STAPLES RETAILING
16,743		CVS Corp	1,612,518	0.5
22,743		Wal-Mart Stores, Inc	1,953,169	0.6
		Other	3,527,956	1.1

			7,093,643	2.2

FOOD, BEVERAGE & TOBACCO
28,408		Altria Group, Inc	1,399,662	0.4
56,920		Coca-Cola Co	2,403,162	0.7
21,775		PepsiCo, Inc	2,059,044	0.6
22,500		Philip Morris International, Inc	1,832,625	0.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	59

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO—continued
		Other	$7,038,255	2.2%

			14,732,748	4.5

HEALTH CARE EQUIPMENT & SERVICES
13,957		UnitedHealth Group, Inc	1,410,913	0.4
		Other	14,702,190	4.5

			16,113,103	4.9

HOUSEHOLD & PERSONAL PRODUCTS
38,762		Procter & Gamble Co	3,530,831	1.1
		Other	2,506,216	0.7

			6,037,047	1.8

INSURANCE
26,218	*	Berkshire Hathaway, Inc (Class B)	3,936,633	1.2
		Other	10,055,886	3.1

			13,992,519	4.3

MATERIALS			11,781,182	3.6

MEDIA
37,067		Comcast Corp (Class A)	2,150,257	0.7
24,834		Walt Disney Co	2,339,114	0.7
		Other	6,981,485	2.1

			11,470,856	3.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
22,801		AbbVie, Inc	1,492,097	0.5
10,852		Amgen, Inc	1,728,615	0.5
23,767		Bristol-Myers Squibb Co	1,402,966	0.4
11,539	*	Celgene Corp	1,290,753	0.4
22,030	*	Gilead Sciences, Inc	2,076,548	0.6
40,532		Johnson & Johnson	4,238,431	1.3
41,897		Merck & Co, Inc	2,379,331	0.7
91,269		Pfizer, Inc	2,843,029	0.9
		Other	12,043,477	3.7

			29,495,247	9.0

REAL ESTATE			12,720,177	3.9

RETAILING
5,381	*	Amazon.com, Inc	1,669,993	0.5
19,580		Home Depot, Inc	2,055,313	0.6
		Other	10,789,899	3.3

			14,515,205	4.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
71,216		Intel Corp	2,584,429	0.8
		Other	5,666,600	1.7

			8,251,029	2.5

SOFTWARE & SERVICES
28,246	*	Facebook, Inc	2,203,753	0.7
4,066	*	Google, Inc	2,140,342	0.6

60	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2014

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
4,018	*	Google, Inc (Class A)		$2,132,192	0.6%
13,591		International Business Machines Corp		2,180,540	0.7
14,366	*	Mastercard, Inc (Class A)		1,237,775	0.4
118,260		Microsoft Corp		5,493,177	1.7
47,256		Oracle Corp		2,125,102	0.6
7,166		Visa, Inc (Class A)		1,878,925	0.6
		Other		14,152,518	4.2

				33,544,324	10.1

TECHNOLOGY HARDWARE & EQUIPMENT
86,265		Apple, Inc		9,521,931	2.9
73,156		Cisco Systems, Inc		2,034,834	0.6
24,166		Qualcomm, Inc		1,796,259	0.6
		Other		6,726,113	2.0

				20,079,137	6.1

TELECOMMUNICATION SERVICES
74,341		AT&T, Inc		2,497,114	0.8
59,303		Verizon Communications, Inc		2,774,194	0.8
		Other		1,278,556	0.4

				6,549,864	2.0

TRANSPORTATION
12,926		Union Pacific Corp		1,539,874	0.5
		Other		6,774,039	2.0

				8,313,913	2.5

UTILITIES				10,589,875	3.2

		TOTAL COMMON STOCKS	(Cost $193,697,154)	327,471,548	99.6

RIGHTS / WARRANTS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				1,193	0.0

TELECOMMUNICATION SERVICES				1,789	0.0

UTILITIES				1,957	0.0

		TOTAL RIGHTS / WARRANTS	(Cost $2,812)	4,939	0.0

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
9,326,421	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		9,326,421	2.9

				9,326,421	2.9

		TOTAL SHORT-TERM INVESTMENTS	(Cost $9,326,421)	9,326,421	2.9

		TOTAL PORTFOLIO	(Cost $203,026,387)	336,802,908	102.5
		OTHER ASSETS & LIABILITIES, NET		(8,074,957)	(2.5)

		NET ASSETS		$328,727,951	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	61

Summary portfolio of investments	concluded

Stock Index Fund  ▪  December 31, 2014

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,073,369.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

62	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ▪  December 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS
AUSTRALIA
24,075		BHP Billiton Ltd	$569,196	0.6%

			569,196	0.6

BELGIUM			301,840	0.3

CHINA
682,000	*,e	Intime Retail Group Co Ltd	493,146	0.5

			493,146	0.5

FRANCE
119,851		Accor S.A.	5,387,421	5.9
5,862		Aeroports de Paris	708,861	0.8
9,047		BNP Paribas	534,081	0.6
54,532		Compagnie de Saint-Gobain	2,310,020	2.6
31,242		Essilor International S.A.	3,484,086	3.8
50,642		Renault S.A.	3,688,576	4.1
132,076		Rexel S.A.	2,366,288	2.6
23,199		Vinci S.A.	1,266,724	1.4
		Other	169,777	0.2

			19,915,834	22.0

GERMANY
44,663		Adidas-Salomon AG.	3,101,646	3.4
7,394		Bayer AG.	1,007,864	1.1
11,278		Henkel KGaA (Preference)	1,214,842	1.4
14,317		Lanxess AG.	663,052	0.7
17,276		Linde AG.	3,182,279	3.5

			9,169,683	10.1

GREECE
46,087	*	Hellenic Telecommunications Organization S.A.	503,948	0.5
498,834	*	National Bank of Greece S.A.	875,569	1.0
1,084,554	*	Piraeus Bank S.A.	1,180,139	1.3

			2,559,656	2.8

HONG KONG			11,215	0.0

INDIA
58,464		Ceat Ltd	792,994	0.9
13,811		Eicher Motors Ltd	3,272,601	3.6
158,064		HDFC Bank Ltd	2,373,916	2.6
140,221		IndusInd Bank Ltd	1,775,844	2.0
100,026		Larsen & Toubro Ltd	2,356,584	2.6

			10,571,939	11.7

INDONESIA
976,500		PT Indofood Sukses Makmur Tbk	532,373	0.6

			532,373	0.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	63

Summary portfolio of investments	continued

International Equity Fund  ▪  December 31, 2014

Shares		Company		Value	% of net assets

JAPAN
8,200	e	Don Quijote Co Ltd		$563,725	0.6%
1,100		Fast Retailing Co Ltd		400,285	0.4
36,700		Hoya Corp		1,241,371	1.4
130,400		Mazda Motor Corp		3,131,630	3.5
9,500		Murata Manufacturing Co Ltd		1,036,649	1.1
31,000		NGK Insulators Ltd		635,447	0.7
85,825	*	Olympus Corp		3,006,478	3.3
93,950		Sony Corp		1,917,449	2.1
12,300	e	Toyota Motor Corp		766,503	0.9
		Other		1,403,230	1.6

				14,102,767	15.6

MEXICO				409,028	0.5

NETHERLANDS
30,366		Heineken NV		2,156,219	2.4
182,775	*	ING Groep NV		2,361,391	2.6
		Other		218,474	0.2

				4,736,084	5.2

SPAIN
40,593		Endesa S.A.		812,643	0.9

				812,643	0.9

SWEDEN
65,071		SKF AB (B Shares)		1,370,754	1.5

				1,370,754	1.5

SWITZERLAND
21,475		Adecco S.A.		1,476,176	1.6
3,572		Burckhardt Compression Holding AG.		1,365,845	1.5
33,406		Clariant AG.		559,779	0.6
14,927		Holcim Ltd		1,067,044	1.2
12,507		Swatch Group AG. (Registered)		1,081,877	1.2
		Other		512,600	0.6

				6,063,321	6.7

UNITED KINGDOM
38,954		Associated British Foods plc		1,904,425	2.1
398,123		British Sky Broadcasting plc		5,556,333	6.1
110,550		Essentra plc		1,253,205	1.4
850,219		Group 4 Securicor plc		3,667,524	4.1
853,223		Man Group plc		2,123,131	2.3
10,703		Reckitt Benckiser Group plc		866,878	1.0
183,124		Rolls-Royce Group plc		2,460,059	2.7
		Other		843,741	0.9

				18,675,296	20.6

		TOTAL COMMON STOCKS	(Cost $91,368,632)	90,294,775	99.6

64	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Fund  ▪  December 31, 2014

Shares		Company		Value	% of net assets

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,107,431	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust		$1,107,431	1.2%

				1,107,431	1.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,107,431)	1,107,431	1.2

		TOTAL PORTFOLIO	(Cost $92,476,063)	91,402,206	100.8
		OTHER ASSETS & LIABILITIES, NET		(722,467)	(0.8)

		NET ASSETS		$90,679,739	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,037,635.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	65

Summary of market values by sector

International Equity Fund  ▪  December 31, 2014

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$27,583,912	30.4%
INDUSTRIALS	24,264,014	26.8
FINANCIALS	12,283,533	13.6
HEALTH CARE	7,825,190	8.6
MATERIALS	7,656,196	8.4
CONSUMER STAPLES	6,718,233	7.4
INFORMATION TECHNOLOGY	2,644,403	2.9
UTILITIES	812,643	0.9
TELECOMMUNICATION SERVICES	503,948	0.6
ENERGY	2,703	0.0
SHORT-TERM INVESTMENTS	1,107,431	1.2
OTHER ASSETS & LIABILITIES, NET	(722,467)	(0.8)

NET ASSETS	$90,679,739	100.0%

66	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Bond Fund  ▪  December 31, 2014

Principal	Issuer		Value	% of net assets

BANK LOAN OBLIGATIONS
AUTOMOBILES & COMPONENTS			$257,084	0.1%

COMMERCIAL & PROFESSIONAL SERVICES			307,541	0.1

CONSUMER DURABLES & APPAREL			244,946	0.1

CONSUMER SERVICES			97,450	0.0

DIVERSIFIED FINANCIALS			97,882	0.0

ENERGY			70,233	0.0

FOOD & STAPLES RETAILING			99,896	0.1

FOOD, BEVERAGE & TOBACCO			114,673	0.1

HEALTH CARE EQUIPMENT & SERVICES			352,197	0.2

MATERIALS			364,993	0.2

MEDIA			332,758	0.2

RETAILING			83,622	0.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			163,423	0.1

SOFTWARE & SERVICES			382,695	0.2

TECHNOLOGY HARDWARE & EQUIPMENT			89,800	0.0

TELECOMMUNICATION SERVICES			193,387	0.1

	TOTAL BANK LOAN OBLIGATIONS	(Cost $3,293,047)	3,252,580	1.5

BONDS
CORPORATE BONDS
AUTOMOBILES & COMPONENTS			555,908	0.2

BANKS
$ 1,000,000	Bank of America Corp	2.600%, 01/15/19	1,007,776	0.4
1,025,000	Capital One Bank USA NA	2.950%, 07/23/21	1,018,587	0.5
	Other		10,452,787	4.5

			12,479,150	5.4

CAPITAL GOODS			3,178,600	1.4

COMMERCIAL & PROFESSIONAL SERVICES			1,270,583	0.6

CONSUMER DURABLES & APPAREL			341,380	0.1

CONSUMER SERVICES			671,581	0.3

DIVERSIFIED FINANCIALS
1,325,000	American Express Credit Corp	1.300%, 07/29/16	1,330,772	0.6
1,275,000	American Express Credit Corp	2.125%, 07/27/18	1,286,313	0.5
	Other		10,231,110	4.5

			12,848,195	5.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	67

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2014

Principal		Issuer		Value	% of net assets

ENERGY				$7,550,406	3.3%

FOOD & STAPLES RETAILING				748,715	0.3

FOOD, BEVERAGE & TOBACCO				2,983,582	1.3

HEALTH CARE EQUIPMENT & SERVICES				3,340,553	1.5

HOUSEHOLD & PERSONAL PRODUCTS				205,262	0.1

INSURANCE				4,289,212	1.9

MATERIALS				5,263,570	2.3

MEDIA				5,387,481	2.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				2,979,793	1.3

REAL ESTATE				2,496,535	1.1

RETAILING				2,376,780	1.0

SOFTWARE & SERVICES
$ 1,170,000		Fidelity National Information Services, Inc	5.000%, 03/15/22	1,240,849	0.4
		Other		452,141	0.3

				1,692,990	0.7

TECHNOLOGY HARDWARE & EQUIPMENT				2,483,459	1.1

TELECOMMUNICATION SERVICES
1,045,000	g	Verizon Communications, Inc	2.625%, 02/21/20	1,033,053	0.4
		Other		5,542,813	2.4

				6,575,866	2.8

TRANSPORTATION				2,762,172	1.2

UTILITIES				8,995,917	3.9

		TOTAL CORPORATE BONDS	(Cost $89,631,597)	91,477,690	39.7

GOVERNMENT BONDS
AGENCY SECURITIES				568,174	0.3

FOREIGN GOVERNMENT BONDS				7,377,338	3.2

MORTGAGE BACKED
3,482,477		Federal Home Loan Mortgage Corp Gold (FGLMC)	3.500%, 02/01/44	3,635,340	1.6
1,183,908		FGLMC	3.500%, 05/01/44	1,235,739	0.5
1,025,725		Federal National Mortgage Association (FNMA)	2.500%, 10/01/27	1,047,149	0.5
1,480,351		FNMA	5.500%, 07/01/40	1,659,384	0.7
2,042,150		FNMA	4.500%, 11/01/40	2,218,902	1.0
1,117,454		FNMA	5.000%, 11/01/40	1,233,705	0.5
1,728,345		FNMA	3.500%, 06/01/42	1,805,013	0.8
2,698,747		FNMA	3.000%, 02/01/43	2,734,818	1.2
1,630,468		FNMA	3.000%, 05/01/43	1,651,587	0.7
2,561,113		FNMA	4.000%, 11/01/43	2,752,364	1.2

68	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2014

Principal		Issuer		Value	% of net assets

MORTGAGE BACKED—continued
$ 1,402,700		FNMA	4.000%, 07/01/44	$1,513,373	0.7%
998,509		FNMA	4.000%, 12/01/44	1,077,388	0.5
12,118,870		FNMA	2.500%–7.500%, 04/01/18–10/01/44	13,018,168	5.6
1,699,050		Government National Mortgage Association (GNMA)	3.500%, 11/15/42	1,798,917	0.8
1,537,786		GNMA	4.500%, 10/20/44	1,684,093	0.7
4,419,016		GNMA	3.000%–6.000%, 07/15/33–10/20/44	4,702,558	2.0
		Other		2,085,572	0.9

				45,854,070	19.9

MUNICIPAL BONDS				2,046,988	0.9

U.S. TREASURY SECURITIES
2,345,000		United States Treasury Bond	3.125%, 08/15/44	2,524,538	1.1
1,900,000		United States Treasury Bond	3.000%, 11/15/44	1,996,782	0.9
2,500,000	d	United States Treasury Note	0.125%, 04/30/15	2,500,585	1.1
2,115,000		United States Treasury Note	0.250%, 05/31/15	2,116,322	0.9
1,000,000		United States Treasury Note	0.375%, 03/31/16	999,844	0.4
987,000		United States Treasury Note	1.000%, 12/15/17	984,686	0.4
3,222,000		United States Treasury Note	1.500%, 11/30/19	3,201,611	1.4
1,984,000		United States Treasury Note	2.750%, 02/15/24	2,087,696	0.9
9,199,400		United States Treasury Note	2.250%, 11/15/24	9,261,211	4.0
		Other		2,517,460	1.1

				28,190,735	12.2

		TOTAL GOVERNMENT BONDS	(Cost $82,804,836)	84,037,305	36.5

STRUCTURED ASSETS
ASSET BACKED
1,500,000		AmeriCredit Automobile Receivables Trust	1.930%, 08/08/18	1,509,267	0.7
		Series 2012-4 (Class C)
1,000,000		Capital Automotive REIT	3.660%, 10/15/44	995,385	0.4
		Series 2014-1A (Class A)
1,642,625		Dominos Pizza Master Issuer LLC	5.216%, 01/25/42	1,722,051	0.8
		Series 2012-1A (Class A2)
1,000,000		Ford Credit Floorplan Master	1.650%, 08/15/19	997,566	0.4
		Series 2014-4 (Class B)
1,500,000		Ford Credit Floorplan Master Owner Trust	1.740%, 06/15/17	1,504,797	0.7
		Series 2013-3 (Class D)
1,000,000		GE Capital Credit Card Master Note Trust	5.750%, 03/15/18	1,010,361	0.4
		Series 2010-1 (Class C)
1,867,321		Santander Drive Auto Receivables Trust	0.540%, 08/15/17	1,866,686	0.8
		Series 2014-3 (Class A2A)
1,000,000		World Financial Network Credit Card Master Trust	2.150%, 04/17/23	993,464	0.4
		Series 2012-D (Class A)
		Other		10,718,411	4.5

				21,317,988	9.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	69

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2014

Principal		Issuer		Value	% of net assets

OTHER MORTGAGE BACKED
$ 2,000,000		Banc of America Commercial Mortgage Trust	5.954%, 05/10/45	$2,090,894	0.9%
		Series 2006-2 (Class AJ)
1,030,000		Bear Stearns Commercial Mortgage Securities	5.954%, 09/11/42	1,108,987	0.5
		Series 2007-T28 (Class AJ)
1,235,000		COBALT CMBS Commercial Mortgage Trust	5.771%, 05/15/46	1,334,409	0.6
		Series 2007-C3 (Class AM)
1,500,000		COBALT CMBS Commercial Mortgage Trust	5.771%, 05/15/46	1,545,498	0.7
		Series 2007-C3 (Class AJ)
1,000,000		LB-UBS Commercial Mortgage Trust	6.114%, 07/15/40	1,084,052	0.5
		Series 2007-C6 (Class AM)
1,200,000		Morgan Stanley Capital I Trust	5.389%, 11/12/41	1,231,191	0.5
		Series 2006-HQ10 (Class AJ)
1,000,000		Morgan Stanley Capital I Trust	5.651%, 06/11/42	1,077,096	0.5
		Series 2007-T27 (Class AJ)
1,250,000		Wachovia Bank Commercial Mortgage Trust	5.383%, 12/15/43	1,326,121	0.6
		Series 2007-C30 (Class AM)
980,000		Wachovia Bank Commercial Mortgage Trust	5.818%, 05/15/46	1,062,339	0.5
		Series 2007-C34 (Class AM)
1,200,000		Wachovia Bank Commercial Mortgage Trust	5.950%, 05/15/46	1,240,841	0.5
		Series 2007-C34 (Class AJ)
2,150,000		Wachovia Bank Commercial Mortgage Trust	5.591%, 04/15/47	2,294,590	1.0
		Series 2007-C31 (Class AM)
1,260,000		Wachovia Bank Commercial Mortgage Trust	5.750%, 06/15/49	1,283,590	0.5
		Series 2007-C32 (Class AJ)
		Other		5,334,006	2.2

				22,013,614	9.5

		TOTAL STRUCTURED ASSETS	(Cost $43,243,860)	43,331,602	18.6

		TOTAL BONDS	(Cost $215,680,293)	218,846,597	94.8

Shares		Company
PREFERRED STOCKS
BANKS				88,608	0.0

		TOTAL PREFERRED STOCKS	(Cost $569,550)	88,608	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT
$ 4,000,000	j	United States Treasury Bill	0.000%, 04/23/15	3,999,536	1.7

				3,999,536	1.7

		TOTAL SHORT-TERM INVESTMENTS	(Cost $3,999,378)	3,999,536	1.7

		TOTAL PORTFOLIO	(Cost $223,542,268)	226,187,321	98.0
		OTHER ASSETS & LIABILITIES, NET		4,635,960	2.0

		NET ASSETS		$230,823,281	100.0%

70	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Bond Fund  ▪  December 31, 2014

Abbreviation(s):

REIT Real	Estate Investment Trust

d	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on unfunded loan commitments.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2014, the aggregate value of these securities, including those in “Other,” is $33,726,230 or 14.6% of net assets.
j	Zero coupon.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	71

Summary portfolio of investments

Money Market Fund  ▪  December 31, 2014

Principal		Issuer		Value	% net assets

SHORT-TERM INVESTMENTS
CERTIFICATE OF DEPOSIT
$ 500,000		Banco Del Estado De Chile	0.200%, 01/06/15	$500,000	0.7%
500,000		Banco Del Estado De Chile	0.200%, 01/07/15	500,000	0.7
500,000		Banco Del Estado De Chile	0.200%, 04/08/15	500,000	0.7
500,000		Toronto-Dominion Bank	0.125%, 01/27/15	500,000	0.7
500,000		Wells Fargo Bank NA	0.150%, 03/11/15	500,000	0.7
		Other		300,000	0.6

				2,800,000	4.1

COMMERCIAL PAPER
1,000,000	y	Apple, Inc	0.090%, 01/15/15	999,965	1.5
1,000,000	y	Australia & New Zealand Banking Group Ltd	0.135%–0.175%, 01/20/15–03/16/15	999,784	1.4
700,000	y	Coca-Cola Co	0.125%–0.140%, 02/23/15	699,862	1.0
650,000	y	Coca-Cola Co	0.115%, 02/25/15	649,886	0.9
594,000	y	Commonwealth Bank of Australia	0.150%, 02/17/15	593,884	0.9
750,000	y	Commonwealth Bank of Australia	0.160%–0.170%, 02/09/15–03/04/15	749,816	1.1
1,000,000		Exxon Mobil Corp	0.095%, 01/22/15	999,945	1.5
1,120,000	y	Fairway Finance LLC	0.150%–0.180%, 01/09/15–03/04/15	1,119,799	1.6
883,000		JPMorgan Chase Bank NA	0.200%–0.230%, 02/10/15–03/10/15	882,742	1.3
1,000,000	y	Liberty Street Funding LLC	0.170%–0.190%, 01/21/15–02/24/15	999,810	1.4
1,000,000	y	Microsoft Corp	0.095%–0.110%, 02/02/15	999,907	1.5
1,000,000	y	National Australia Funding Delaware, Inc	0.130%, 02/10/15	999,856	1.4
550,000	y	Old Line Funding LLC	0.180%, 03/09/15	549,816	0.8
750,000	y	Old Line Funding LLC	0.170%–0.195%, 02/23/15–03/18/15	749,772	1.1
1,000,000		PACCAR Financial Corp	0.130%, 01/12/15	999,960	1.5
1,000,000	y	Procter & Gamble Co	0.100%, 03/06/15	999,822	1.4
800,000	y	Procter & Gamble Co	0.110%–0.120%, 01/06/15–03/10/15	799,929	1.2
562,000		Province of Ontario Canada	0.100%, 03/02/15	561,906	0.8
1,000,000		Province of Ontario Canada	0.100%–0.120%, 02/19/15–03/05/15	999,827	1.4
1,000,000	y	PSP Capital, Inc	0.150%–0.160%, 01/08/15–02/19/15	999,877	1.5
1,000,000	y	Toronto-Dominion Holdings USA, Inc	0.140%–0.170%, 01/05/15–01/29/15	999,936	1.5
		Other		2,099,265	3.1

				20,455,366	29.8

GOVERNMENT AGENCY DEBT
1,469,000		Federal Home Loan Bank (FHLB)	0.055%, 01/26/15	1,468,944	2.1
649,000		FHLB	0.040%–0.070%, 01/02/15	648,999	0.9
1,023,000		FHLB	0.025%–0.050%, 01/09/15	1,022,990	1.5
1,275,000		FHLB	0.067%–0.080%, 01/23/15	1,274,944	1.8
600,000		FHLB	0.100%, 01/29/15	599,953	0.9
1,691,000		FHLB	0.060%–0.075%, 01/30/15	1,690,903	2.5
680,000		FHLB	0.080%, 02/06/15	679,946	1.0
1,300,000		FHLB	0.090%–0.092%, 02/20/15	1,299,836	1.9
2,400,000		FHLB	0.100%–0.110%, 02/27/15	2,399,593	3.5
3,000,000		FHLB	0.120%, 03/25/15	2,999,170	4.4
850,000		FHLB	0.135%, 03/27/15	849,729	1.2
4,659,000		FHLB	0.045%–0.140%, 01/07/15–03/18/15	4,658,486	6.8
1,275,000		Federal Home Loan Mortgage Corp (FHLMC)	0.075%–0.100%, 01/13/15	1,274,961	1.9
600,000		FHLMC	0.055%, 01/16/15	599,986	0.9

72	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Money Market Fund  ▪  December 31, 2014

Principal		Issuer		Value	% net assets

GOVERNMENT AGENCY DEBT—continued
$ 800,000		FHLMC	0.080%, 01/21/15	$799,964	1.2%
980,000		FHLMC	0.100%–0.120%, 02/03/15	979,894	1.4
990,000		FHLMC	0.150%, 03/11/15	989,715	1.4
2,328,000		FHLMC	0.055%–0.150%, 01/05/15–03/05/15	2,327,898	3.4
670,000		Federal National Mortgage Association (FNMA)	0.075%, 02/17/15	669,934	1.0
825,000		FNMA	0.060%, 01/20/15	824,974	1.2
1,000,000		FNMA	0.090%, 02/11/15	999,898	1.4
600,000		FNMA	0.090%, 02/26/15	599,916	0.9
600,000		FNMA	0.090%, 03/02/15	599,910	0.9
2,075,000		FNMA	0.060%–0.175%, 01/05/15–04/22/15	2,074,740	3.0

				32,335,283	47.1

TREASURY DEBT
867,000		United States Treasury Bill	0.017%–0.033%, 01/08/15	866,995	1.3
525,000		United States Treasury Bill	0.020%–0.040%, 01/29/15	524,989	0.8
750,000		United States Treasury Bill	0.026%–0.034%, 03/05/15	749,962	1.1
650,000		United States Treasury Bill	0.041%–0.050%, 04/16/15	649,909	0.9
688,000		United States Treasury Bill	0.050%–0.052%, 04/23/15	687,892	1.0
3,329,000		United States Treasury Bill	0.017%–0.081%, 01/02/15–06/25/15	3,328,754	4.8
540,000		United States Treasury Note	0.250%, 01/15/15	540,023	0.8
800,000		United States Treasury Note	0.250%, 02/15/15	800,195	1.2
565,000		United States Treasury Note	0.375%, 04/15/15	565,516	0.8
750,000		United States Treasury Note	0.375%, 06/15/15	750,848	1.1
1,050,000		United States Treasury Note	0.250%, 07/15/15	1,050,632	1.5
515,000		United States Treasury Note	0.375%, 08/31/15	515,809	0.8
1,170,000		United States Treasury Note	0.125%–0.375%, 03/31/15–09/30/15	1,170,883	1.7

				12,202,407	17.8

VARIABLE RATE SECURITIES
500,000	i	Federal Farm Credit Bank (FFCB)	0.196%, 04/01/15	500,013	0.7
500,000	i	FFCB	0.200%, 08/10/15	500,076	0.8
1,000,000	i	FFCB	0.140%–0.180%, 05/27/15–03/29/16	999,727	1.4
500,000	i	Federal Home Loan Bank (FHLB)	0.220%, 08/14/15	500,109	0.8
500,000	i	FHLB	0.200%, 08/19/15	500,000	0.7

				2,999,925	4.4

		TOTAL SHORT-TERM INVESTMENTS	(Cost $70,792,981)	70,792,981	103.2

		TOTAL PORTFOLIO	(Cost $70,792,981)	70,792,981	103.2
		OTHER ASSETS & LIABILITIES, NET		(2,165,353)	(3.2)

		NET ASSETS		$68,627,628	100.0%

i	Floating or variable rate security. Coupon rate reflects the rate at period end.
y	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities are deemed to be liquid and may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At 12/31/2014, the aggregate value of these securities was $15,191,066 or 22.1% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	73

Portfolio of investments

Balanced Fund  ▪  December 31, 2014

Shares	Security		Value	% of net assets

TIAA-CREF LIFE FUNDS (a)
FIXED INCOME - 50.1%
723,620	TIAA-CREF Life Bond Fund		$18,481,266	50.1%

TOTAL FIXED INCOME			18,481,266	50.1

INTERNATIONAL EQUITY - 9.7%
196,575	TIAA-CREF Life International Equity Fund		3,597,330	9.7

TOTAL INTERNATIONAL EQUITY			3,597,330	9.7

U.S. EQUITY - 40.1%
125,023	TIAA-CREF Life Growth Equity Fund		3,379,374	9.2
98,698	TIAA-CREF Life Growth & Income Fund		3,705,141	10.0
89,418	TIAA-CREF Life Large-Cap Value Fund		3,290,586	8.9
20,167	TIAA-CREF Life Real Estate Securities Fund		738,902	2.0
22,115	TIAA-CREF Life Small-Cap Equity Fund		742,402	2.0
65,201	TIAA-CREF Life Stock Index Fund		2,962,068	8.0

TOTAL U.S. EQUITY			14,818,473	40.1

	TOTAL TIAA-CREF LIFE FUNDS	(Cost $37,061,174)	36,897,069	99.9

	TOTAL PORTFOLIO	(Cost $37,061,174)	36,897,069	99.9
	OTHER ASSETS & LIABILITIES, NET		35,195	0.1

	NET ASSETS		$36,932,264	100.0%

(a)	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

74	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Life Funds ▪ 2014 Annual Report	75

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2014

Growth Equity Fund

ASSETS
Portfolio investments, at value*†	$71,250,730
Cash	752,035
Receivable from securities transactions	624,523
Receivable from Fund shares sold	11,851
Dividends and interest receivable	39,639
Due from affiliates	584
Other	4,125

Total assets	72,683,487

LIABILITIES
Management fees payable	4,412
Due to affiliates	605
Payable for collateral for securities loaned	1,155,886
Payable for securities transactions	722,211
Payable for Fund shares redeemed	297,421
Payable for variation margin on futures contracts	—
Written options ^	—
Accrued expenses and other payables	10,846

Total liabilities	2,191,381

NET ASSETS	$70,492,106

NET ASSETS CONSIST OF:
Paid-in-capital	$53,395,145
Undistributed net investment income (loss)	19,849
Accumulated net realized gain (loss) on total investments	901,906
Net unrealized appreciation (depreciation) on total investments	16,175,206

NET ASSETS	$70,492,106

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,607,754

Net asset value per share	$27.03

* Includes securities loaned of	$1,131,437
† Portfolio investments, cost	$55,074,671
^ Written options premiums	$—

76	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund

$150,795,298	$114,787,179	$125,026,709	$54,894,280
810,229	226,544	2,276,837	120,505
927,426	—	565,363	767,102
2,085	21,188	256,537	15,864
161,314	126,226	684,315	49,008
607	517	48	768
6,568	5,594	6,110	4,472

152,703,527	115,167,248	128,815,919	55,851,999

9,236	7,024	8,934	3,367
1,073	874	835	538
3,515,322	2,421,287	—	2,114,822
1,123,779	53,952	—	683,070
160,571	26,394	127,548	304,238
—	—	—	970
1,035	—	11,500	—
19,258	14,285	14,166	10,685

4,830,274	2,523,816	162,983	3,117,690

$147,873,253	$112,643,432	$128,652,936	$52,734,309

$113,778,588	$95,173,432	$99,772,918	$44,416,009
25,062	(20,508)	358,946	38,132
803,722	(1,437,099)	(237,526)	852,510
33,265,881	18,927,607	28,758,598	7,427,658

$147,873,253	$112,643,432	$128,652,936	$52,734,309

3,939,500	3,060,918	3,511,309	1,570,812

$37.54	$36.80	$36.64	$33.57

$3,429,113	$2,324,563	$—	$2,041,866
$117,529,238	$95,859,459	$96,266,411	$47,465,366
$1,737	$—	$9,800	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	77

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2014

Social Choice Equity Fund

ASSETS
Unaffiliated investments, at value*†	$71,876,189
Affiliated investments, at value‡	—
Cash	37,246
Receivable from securities transactions	40
Receivable from Fund shares sold	914
Dividends and interest receivable	106,859
Due from affiliates	359
Other	4,088

Total assets	72,025,695

LIABILITIES
Management fees payable	1,500
Due to affiliates	651
Payable for collateral for securities loaned	—
Payable for securities transactions	—
Payable for Fund shares redeemed	46,987
Payable for variation margin on futures contracts	—
Accrued expenses and other payables	9,287

Total liabilities	58,425

NET ASSETS	$71,967,270

NET ASSETS CONSIST OF:
Paid-in-capital	$48,308,718
Undistributed net investment income (loss)	72,930
Accumulated net realized gain (loss) on total investments	55,959
Net unrealized appreciation (depreciation) on total investments	23,529,663

NET ASSETS	$71,967,270

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,861,002

Net asset value per share	$38.67

* Includes securities loaned of	$—
† Portfolio investments, cost	$48,346,526
‡ Affiliated investments, cost	$—

78	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Stock Index Fund	International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$336,802,908	$91,402,206	$226,187,321	$70,792,981	$—
—	—	—	—	36,897,069
2,058,575	355,920	4,592,609	5,090	71,969
773	—	3,504,238	—	554,301
118,291	211,983	8,175	—	—
440,933	62,298	1,426,375	5,677	—
990	986	1,143	1,245	1,115
12,608	6,659	9,015	1,130	145

339,435,078	92,040,052	235,728,876	70,806,123	37,524,599

2,748	6,304	9,439	994	496
2,674	964	1,816	490	—
9,326,421	1,107,431	—	—	—
—	—	4,863,708	—	589,096
1,318,385	222,080	1,542	2,166,950	424
24,300	—	—	—	—
32,599	23,534	29,090	10,061	2,319

10,707,127	1,360,313	4,905,595	2,178,495	592,335

$328,727,951	$90,679,739	$230,823,281	$68,627,628	$36,932,264

$202,022,833	$121,733,596	$227,774,062	$68,628,624	$36,466,276
231,629	1,280,713	35,865	(996)	298
(7,311,075)	(31,251,139)	369,667	—	629,795
133,784,564	(1,083,431)	2,643,687	—	(164,105)

$328,727,951	$90,679,739	$230,823,281	$68,627,628	$36,932,264

7,235,656	4,954,830	9,039,108	68,625,339	3,534,572

$45.43	$18.30	$25.54	$1.00	$10.45

$9,073,369	$1,037,635	$—	$—	$—
$203,026,387	$92,476,063	$223,542,268	$70,792,981	$—
$—	$—	$—	$—	$37,061,174

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	79

Statements of operations

TIAA-CREF Life Funds  ▪  For the period or year ended December 31, 2014

Growth Equity Fund

INVESTMENT INCOME
Dividends*	$548,402
Income from securities lending	6,850
Interest	66

Total income	555,318

EXPENSES
Management fees	287,208
Shareholder servicing	3,247
Professional fees	40,033
Custody and accounting fees	25,195
Shareholder reports	12,420
Administrative service fees	3,402
Trustee fees and expenses	702
Other expenses	7,031

Total expenses	379,238
Less: Expenses reimbursed by the investment adviser	(46,817)

Net expenses	332,421

Net Investment income (loss)	222,897

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	5,861,799
Futures transactions	—
Purchased options	(3,592)
Written options	6,379
Foreign currency transactions	872

Net realized gain (loss) on total investments	5,865,458

Change in unrealized appreciation (depreciation) on:
Portfolio investments	945,574
Futures transactions	—
Written options	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(876)

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	944,698

Net realized and unrealized gain (loss) on total investments	6,810,156

Net increase (decrease) in net assets from operations	$7,033,053

* Net of foreign withholding taxes of	$14,124

80	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$2,031,024	$2,388,410	$2,610,643	$616,558	$1,294,429
44,729	46,160	—	39,770	—
76	104	181	11	31

2,075,829	2,434,674	2,610,824	656,339	1,294,460

622,184	482,591	560,552	240,844	102,202
3,798	3,269	3,290	2,812	3,640
45,969	42,481	44,129	37,270	34,334
53,014	40,530	15,707	25,043	12,717
20,617	18,054	14,971	8,098	14,147
7,255	6,066	5,579	2,869	3,933
1,450	1,097	1,116	564	714
16,475	10,024	7,221	10,949	7,887

770,762	604,112	652,565	328,449	179,574
(51,593)	(45,241)	(13,364)	(51,007)	(29,548)

719,169	558,871	639,201	277,442	150,026

1,356,660	1,875,803	1,971,623	378,897	1,144,434

10,872,479	4,881,960	4,822,590	5,720,496	2,054,766
—	—	—	62,917	—
(22,944)	1,031	—	—	—
194,960	491	8,253	—	—
581	1,707	(186)	—	—

11,045,076	4,885,189	4,830,657	5,783,413	2,054,766

2,412,559	2,627,714	21,150,702	(2,727,729)	3,925,842
—	—	—	(1,256)	—
701	—	(1,700)	—	—
(1,338)	(331)	—	—	—

2,411,922	2,627,383	21,149,002	(2,728,985)	3,925,842

13,456,998	7,512,572	25,979,659	3,054,428	5,980,608

$14,813,658	$9,388,375	$27,951,282	$3,433,325	$7,125,042

$20,271	$19,039	$4,202	$—	$11

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	81

Statements of operations

TIAA-CREF Life Funds  ▪  For the period or year ended December 31, 2014

Stock Index Fund

INVESTMENT INCOME
Dividends from unaffiliated investments*	$5,771,148
Dividends from affiliated investments	—
Income from securities lending	125,614
Interest	67

Total income	5,896,829

EXPENSES
Management fees	181,367
Shareholder servicing	3,418
Professional fees	62,817
Custody and accounting fees	34,969
Shareholder reports	35,842
Administrative service fees	15,950
Trustee fees and expenses	3,152
Other expenses	16,124

Total expenses	353,639
Less: Expenses reimbursed by the investment adviser	(78,598)
Fee waiver by investment adviser	—

Net expenses	275,041

Net Investment income (loss)	5,621,788

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments:
Unaffiliated investments	(2,281,652)
Affiliated investments	—
Futures transactions	172,223
Foreign currency transactions	20
Realized gain distributions from affiliated investments	—

Net realized gain (loss) on total investments	(2,109,409)

Change in unrealized appreciation (depreciation) on:
Portfolio investments:
Unaffiliated investments**	32,457,801
Affiliated investments	—
Futures transactions	(31,709)
Unfunded loan commitment	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	32,426,092

Net realized and unrealized gain (loss) on total investments	30,316,683

Net increase (decrease) in net assets from operations	$35,938,471

* Net of foreign withholding taxes of	$1,927
** Includes net change in unrealized foreign capital gains taxes of	$—
§ For the period January 31, 2014 to December 31, 2014.

82	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund§

$1,932,243	$—	$—	$—
—	—	—	592,715
69,686	—	—	—
—	5,715,335	78,706	19

2,001,929	5,715,335	78,706	592,734

486,328	627,571	71,799	19,101
3,249	3,375	2,409	3,158
49,485	63,637	34,809	28,396
63,838	77,437	36,323	11,881
14,387	25,126	12,671	28,603
5,784	11,811	4,015	631
982	2,160	737	144
17,467	10,232	4,960	1,135

641,520	821,349	167,723	93,049
(55,996)	(89,129)	(59,970)	(73,819)
—	—	(29,047)	—

585,524	732,220	78,706	19,230

1,416,405	4,983,115	—	573,504

3,707,920	2,324,451	134	(6,494)
—	—	—	(6,661)
—	—	—	—
(36,456)	(2,123)	—	—
—	—	—	974,457

3,671,464	2,322,328	134	961,302

(12,798,190)	3,575,753	—	—
—	—	—	(164,105)
—	—	—	—
—	450	—	—
(4,762)	(1,816)	—	—

(12,802,952)	3,574,387	—	(164,105)

(9,131,488)	5,896,715	134	797,197

$(7,715,083)	$10,879,830	$134	$1,370,701

$182,829	$—	$—	$—
$41,267	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	83

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Growth Equity Fund
	December 31, 2014	December 31, 2013

OPERATIONS
Net investment income (loss)	$222,897	$151,113
Net realized gain (loss) on total investments	5,865,458	6,636,578
Net change in unrealized appreciation (depreciation) on total investments	944,698	10,691,986

Net increase (decrease) in net assets from operations	7,033,053	17,479,677

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(200,087)	(146,110)
From realized gains	(5,437,368)	—

Total distributions	(5,637,455)	(146,110)

SHAREHOLDER TRANSACTIONS:
Subscriptions	11,000,241	12,704,978
Reinvestments of distributions	5,637,455	146,110
Redemptions	(9,343,682)	(11,092,599)

Net increase (decrease) from shareholder transactions	7,294,014	1,758,489

Net increase (decrease) in net assets	8,689,612	19,092,056

NET ASSETS
Beginning of period	61,802,494	42,710,438

End of period	$70,492,106	$61,802,494

Undistributed net investment income (loss) included in net assets	$19,849	$28,592

CHANGE IN FUND SHARES:
Shares sold	406,384	581,401
Shares reinvested	206,803	5,624
Shares redeemed	(349,109)	(504,339)

Net increase (decrease) from shareholder transactions	264,078	82,686

84	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		Large-Cap Value Fund
December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

$1,356,660	$1,277,295	$1,875,803	$1,384,025
11,045,076	12,640,303	4,885,189	11,138,395
2,411,922	18,963,566	2,627,383	13,331,582

14,813,658	32,881,164	9,388,375	25,854,002

(1,393,308)	(1,261,991)	(1,920,379)	(1,826,448)
(11,582,263)	(10,840,812)	(6,962,082)	(5,541,114)

(12,975,571)	(12,102,803)	(8,882,461)	(7,367,562)

15,887,789	18,964,713	12,992,437	17,381,922
12,975,571	12,102,803	8,882,461	7,367,562
(14,425,379)	(12,657,368)	(14,606,261)	(10,057,671)

14,437,981	18,410,148	7,268,637	14,691,813

16,276,068	39,188,509	7,774,551	33,178,253

131,597,185	92,408,676	104,868,881	71,690,628

$147,873,253	$131,597,185	$112,643,432	$104,868,881

$25,062	$25,149	$(20,508)	$17,123

414,657	535,343	343,938	507,173
343,997	332,769	240,978	204,996
(374,167)	(356,162)	(386,431)	(289,165)

384,487	511,950	198,485	423,004

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	85

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Real Estate Securities Fund
	December 31, 2014	December 31, 2013

OPERATIONS
Net investment income (loss)	$1,971,623	$1,742,613
Net realized gain (loss) on total investments	4,830,657	5,960,795
Net change in unrealized appreciation (depreciation) on total investments	21,149,002	(6,043,030)

Net increase (decrease) in net assets from operations	27,951,282	1,660,378

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,916,352)	(1,755,633)
From realized gains	(1,766,677)	—

Total distributions	(3,683,029)	(1,755,633)

SHAREHOLDER TRANSACTIONS:
Subscriptions	15,313,674	11,354,641
Reinvestments of distributions	3,683,029	1,755,633
Redemptions	(10,814,277)	(13,233,580)

Net increase (decrease) from shareholder transactions	8,182,426	(123,306)

Net increase (decrease) in net assets	32,450,679	(218,561)

NET ASSETS
Beginning of period	96,202,257	96,420,818

End of period	$128,652,936	$96,202,257

Undistributed net investment income (loss) included in net assets	$358,946	$303,355

CHANGE IN FUND SHARES:
Shares sold	457,838	368,888
Shares reinvested	100,465	59,960
Shares redeemed	(323,501)	(437,064)

Net increase (decrease) from shareholder transactions	234,802	(8,216)

86	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Social Choice Equity Fund
December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

$378,897	$315,112	$1,144,434	$930,464
5,783,413	9,611,248	2,054,766	883,035

(2,728,985)	5,436,575	3,925,842	14,033,026

3,433,325	15,362,935	7,125,042	15,846,525

(369,606)	(300,228)	(1,272,574)	(925,671)
(6,738,049)	(7,659,492)	(1,804,914)	—

(7,107,655)	(7,959,720)	(3,077,488)	(925,671)

7,459,772	10,804,358	5,010,304	9,555,816
7,107,655	7,959,720	3,077,488	925,671
(9,595,425)	(34,811,928)	(5,099,000)	(4,163,827)

4,972,002	(16,047,850)	2,988,792	6,317,660

1,297,672	(8,644,635)	7,036,346	21,238,514

51,436,637	60,081,272	64,930,924	43,692,410

$52,734,309	$51,436,637	$71,967,270	$64,930,924

$38,132	$28,841	$72,930	$218,156

205,283	289,282	131,771	299,024
213,187	222,463	79,133	25,871
(263,823)	(1,041,968)	(133,971)	(127,711)

154,647	(530,223)	76,933	197,184

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	87

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Stock Index Fund
	December 31, 2014	December 31, 2013

OPERATIONS
Net investment income (loss)	$5,621,788	$4,644,609
Net realized gain (loss) on total investments	(2,109,409)	(1,555,922)
Net change in unrealized appreciation (depreciation) on total investments	32,426,092	66,637,476

Net increase (decrease) in net assets from operations	35,938,471	69,726,163

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,819,205)	(4,754,611)
From realized gains	(781,353)	(426,093)

Total distributions	(6,600,558)	(5,180,704)

SHAREHOLDER TRANSACTIONS:
Subscriptions	54,752,142	29,996,781
Reinvestments of distributions	6,600,558	5,180,704
Redemptions	(45,079,185)	(23,696,144)

Net increase (decrease) from shareholder transactions	16,273,515	11,481,341

Net increase (decrease) in net assets	45,611,428	76,026,800

NET ASSETS
Beginning of period	283,116,523	207,089,723

End of period	$328,727,951	$283,116,523

Undistributed net investment income (loss) included in net assets	$231,629	$434,397

CHANGE IN FUND SHARES:
Shares sold	1,254,772	815,818
Shares reinvested	144,844	127,824
Shares redeemed	(1,031,928)	(653,330)

Net increase (decrease) from shareholder transactions	367,688	290,312

88	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

International Equity Fund		Bond Fund
December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

$1,416,405	$1,526,807	$4,983,115	$4,584,079
3,671,464	12,505,943	2,322,328	757,179
(12,802,952)	4,793,763	3,574,387	(8,267,305)

(7,715,083)	18,826,513	10,879,830	(2,926,047)

(1,271,623)	(2,126,383)	(4,939,268)	(4,584,976)
—	—	(1,903,517)	(1,216,376)

(1,271,623)	(2,126,383)	(6,842,785)	(5,801,352)

19,044,794	11,682,643	40,090,282	21,619,485
1,271,623	2,126,383	6,842,785	5,801,352
(18,755,813)	(9,424,619)	(9,555,431)	(13,847,856)

1,560,604	4,384,407	37,377,636	13,572,981

(7,426,102)	21,084,537	41,414,681	4,845,582

98,105,841	77,021,304	189,408,600	184,563,018

$90,679,739	$98,105,841	$230,823,281	$189,408,600

$1,280,713	$1,192,680	$35,865	$(5,859)

957,517	641,863	1,553,339	836,639
68,736	108,600	268,555	231,868
(939,770)	(521,661)	(371,789)	(537,143)

86,483	228,802	1,450,105	531,364

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	89

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Money Market Fund
	December 31, 2014	December 31, 2013

OPERATIONS
Net investment income (loss)	$—	$3,395
Net realized gain (loss) on total investments	134	476
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase (decrease) in net assets from operations	134	3,871

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(3,395)
From realized gains	—	—

Total distributions	—	(3,395)

SHAREHOLDER TRANSACTIONS:
Subscriptions	94,829,356	124,270,750
Reinvestments of distributions	—	3,395
Redemptions	(99,608,107)	(113,466,820)

Net increase (decrease) from shareholder transactions	(4,778,751)	10,807,325

Net increase (decrease) in net assets	(4,778,617)	10,807,801

NET ASSETS
Beginning of period	73,406,245	62,598,444

End of period	$68,627,628	$73,406,245

Undistributed net investment income (loss) included in net assets	$(996)	$(1,130)

CHANGE IN FUND SHARES:
Shares sold	94,829,356	124,270,750
Shares reinvested	—	3,395
Shares redeemed	(99,608,107)	(113,466,820)

Net increase (decrease) from shareholder transactions	(4,778,751)	10,807,325

*	For the period January 31, 2014 to December 31, 2014.

90	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Balanced Fund*
December 31, 2014

$573,504
961,302
(164,105)

1,370,701

(897,987)
(6,726)

(904,713)

36,989,915
904,713
(1,428,352)

36,466,276

36,932,264

—

$36,932,264

$298

3,583,815
86,492
(135,735)

3,534,572

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	91

Financial highlights

TIAA-CREF Life Funds  ▪  For the period or year ended

	Selected per share data
		Gain (loss) from investment operations			Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains

GROWTH EQUITY FUND
12/31/14	$26.37	$0.09	$2.89	$2.98	$(0.08)	$(2.24)
12/31/13	18.89	0.07	7.47	7.54	(0.06)	—
12/31/12	16.26	0.12	2.64	2.76	(0.13)	—
12/31/11	16.01	0.05	0.25	0.30	(0.05)	—
12/31/10	14.18	0.07	1.83	1.90	(0.07)	—

GROWTH & INCOME FUND
12/31/14	37.02	0.38	3.75	4.13	(0.39)	(3.22)
12/31/13	30.37	0.40	9.98	10.38	(0.39)	(3.34)
12/31/12	26.54	0.42	3.94	4.36	(0.53)	—
12/31/11	26.07	0.29	0.47	0.76	(0.29)	—
12/31/10	23.27	0.30	2.82	3.12	(0.32)	—

LARGE-CAP VALUE FUND
12/31/14	36.64	0.66	2.64	3.30	(0.68)	(2.46)
12/31/13	29.39	0.54	9.49	10.03	(0.69)	(2.09)
12/31/12	24.92	0.55	4.47	5.02	(0.55)	—
12/31/11	26.95	0.41	(2.03)	(1.62)	(0.41)	—
12/31/10	23.11	0.37	3.87	4.24	(0.40)	—

REAL ESTATE SECURITIES FUND
12/31/14	29.36	0.59	7.77	8.36	(0.56)	(0.52)
12/31/13	29.35	0.53	0.02	0.55	(0.54)	—
12/31/12	24.94	0.45	4.48	4.93	(0.52)	—
12/31/11	23.67	0.38	1.20	1.58	(0.31)	—
12/31/10	18.43	0.35	5.37	5.72	(0.48)	—

SMALL-CAP EQUITY FUND
12/31/14	36.32	0.27	2.18	2.45	(0.27)	(4.93)
12/31/13	30.87	0.27	11.93	12.20	(0.25)	(6.50)
12/31/12	27.38	0.32	3.52	3.84	(0.35)	—
12/31/11	28.76	0.14	(1.36)	(1.22)	(0.16)	—
12/31/10	22.70	0.19	6.06	6.25	(0.19)	—

SOCIAL CHOICE EQUITY FUND
12/31/14	36.39	0.64	3.36	4.00	(0.71)	(1.01)
12/31/13	27.53	0.55	8.84	9.39	(0.53)	—
12/31/12	24.61	0.58	2.87	3.45	(0.53)	—
12/31/11	25.07	0.43	(0.45)	(0.02)	(0.44)	—
12/31/10	21.99	0.43	3.09	3.52	(0.44)	—

92	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

			Ratios and supplemental data
				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$(2.32)	$27.03	11.25%	$70,492	0.59%	0.52%	0.35%	103%
(0.06)	26.37	39.94	61,802	0.66	0.52	0.29	105
(0.13)	18.89	16.99	42,710	0.74	0.52	0.69	155
(0.05)	16.26	1.85	40,950	0.76	0.52	0.29	136
(0.07)	16.01	13.42	37,552	0.63	0.43	0.48	208

(3.61)	37.54	11.09	147,873	0.56	0.52	0.98	103
(3.73)	37.02	34.38	131,597	0.61	0.52	1.15	141
(0.53)	30.37	16.43	92,409	0.69	0.52	1.41	115
(0.29)	26.54	2.96	76,240	0.70	0.52	1.09	109
(0.32)	26.07	13.41	72,029	0.56	0.42	1.26	138

(3.14)	36.80	8.98	112,643	0.56	0.52	1.75	60
(2.78)	36.64	34.31	104,869	0.60	0.52	1.54	58
(0.55)	29.39	20.14	71,691	0.70	0.52	1.99	77
(0.41)	24.92	(5.95)	60,441	0.71	0.52	1.56	80
(0.40)	26.95	18.36	64,277	0.59	0.43	1.52	102

(1.08)	36.64	28.47	128,653	0.58	0.57	1.76	45
(0.54)	29.36	1.89	96,202	0.63	0.57	1.72	58
(0.52)	29.35	19.79	96,421	0.71	0.57	1.59	65
(0.31)	24.94	6.73	79,535	0.71	0.57	1.53	58
(0.48)	23.67	31.16	73,759	0.60	0.48	1.63	66

(5.20)	33.57	6.85	52,734	0.64	0.54	0.73	98
(6.75)	36.32	39.87	51,437	0.73	0.55	0.72	87
(0.35)	30.87	14.02	60,081	0.75	0.55	1.08	118
(0.16)	27.38	(4.23)	55,391	0.76	0.55	0.48	100
(0.19)	28.76	27.55	60,435	0.58	0.41	0.75	98

(1.72)	38.67	10.98	71,967	0.26	0.22	1.68	10
(0.53)	36.39	34.13	64,931	0.33	0.22	1.68	11
(0.53)	27.53	14.01	43,692	0.43	0.22	2.16	16
(0.44)	24.61	(0.05)	37,295	0.49	0.22	1.71	18
(0.44)	25.07	16.01	35,344	0.42	0.17	1.87	18

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	93

Financial highlights

TIAA-CREF Life Funds  ▪  For the period or year ended

	Selected per share data
		Gain (loss) from investment operations						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)[a]		Net realized and unrealized gain (loss) on total investments		Total gain (loss) from investment operations		Net investment income	Net realized gains

STOCK INDEX FUND
12/31/14	$41.22	$0.80		$4.34		$5.14		$(0.82)	$(0.11)
12/31/13	31.48	0.70		9.81		10.51		(0.71)	(0.06)
12/31/12	27.81	0.68		3.87		4.55		(0.68)	(0.20)
12/31/11	28.09	0.53		(0.28)		0.25		(0.53)	—
12/31/10	24.46	0.47		3.63		4.10		(0.47)	—

INTERNATIONAL EQUITY FUND
12/31/14	20.15	0.29		(1.88)		(1.59)		(0.26)	—
12/31/13	16.60	0.33		3.67		4.00		(0.45)	—
12/31/12	12.85	0.32		3.70		4.02		(0.27)	—
12/31/11	17.24	0.28		(4.41)		(4.13)		(0.26)	—
12/31/10	14.58	0.19		2.67		2.86		(0.20)	—

BOND FUND
12/31/14	24.96	0.61		0.76		1.37		(0.57)	(0.22)
12/31/13	26.15	0.64		(1.04)		(0.40)		(0.62)	(0.17)
12/31/12	25.60	0.77		1.00		1.77		(0.74)	(0.48)
12/31/11	24.88	0.87		0.70		1.57		(0.85)	—
12/31/10	24.13	0.93		0.73		1.66		(0.91)	—

MONEY MARKET FUND
12/31/14	1.00	—		0.00	[d]	0.00	[d]	—	—
12/31/13	1.00	0.00	[d]	—		0.00	[d]	(0.00)[d]	—
12/31/12	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	—
12/31/11	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	—
12/31/10	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	—

BALANCED FUND
12/31/14‡	10.00	0.29		0.43		0.72		(0.27)	(0.00)[d]

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
‡	The Fund commenced operations on January 31, 2014.

94	2014 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

			Ratios and supplemental data
				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		Portfolio turnover rate

$(0.93)	$45.43	12.46%	$328,728	0.12%		0.09%		1.86%		8%
(0.77)	41.22	33.43	283,117	0.16		0.09		1.90		5
(0.88)	31.48	16.35	207,090	0.25		0.09		2.22		6
(0.53)	27.81	0.95	180,256	0.26		0.09		1.85		6
(0.47)	28.09	16.79	177,274	0.21		0.08		1.86		7

(0.26)	18.30	(7.90)	90,680	0.66		0.60		1.46		91
(0.45)	20.15	24.15	98,106	0.74		0.60		1.79		133
(0.27)	16.60	31.27	77,021	0.80		0.60		2.21		111
(0.26)	12.85	(23.88)	81,275	0.81		0.60		1.77		108
(0.20)	17.24	19.63	111,732	0.65		0.50		1.30		117

(0.79)	25.54	5.47	230,823	0.39		0.35		2.38		180
(0.79)	24.96	(1.54)	189,409	0.44		0.35		2.46		133
(1.22)	26.15	6.91	184,563	0.53		0.35		2.92		174
(0.85)	25.60	6.31	158,136	0.53		0.35		3.41		92
(0.91)	24.88	6.91	137,000	0.41		0.27		3.66		67

—	1.00	0.00	68,628	0.23		0.11		0.00		—
(0.00)[d]	1.00	0.01	73,406	0.27		0.13		0.00		—
(0.00)[d]	1.00	0.02	62,598	0.39		0.15		0.02		—
(0.00)[d]	1.00	0.03	59,822	0.39		0.15		0.03		—
(0.00)[d]	1.00	0.12	61,766	0.27		0.12		0.12		—

(0.27)	10.45	7.21 [b]	36,932	0.49	ce	0.10	ce	2.99	[c]	59	[b]

See notes to financial statements	TIAA-CREF Life Funds ▪ 2014 Annual Report	95

Notes to financial statements

TIAA-CREF Life Funds

Note 1—organization and significant accounting policies

TIAA-CREF Life Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of the following funds: Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund (collectively the “Funds” or individually, the “Fund”). The Funds are currently available only through the purchase of variable annuity contracts or variable life insurance policies issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). The Balanced Fund commenced operations on January 31, 2014.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: For all Funds (other than the Money Market Fund), investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements. Investments held by the Money Market Fund are recorded at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Dividends from affiliated investments are recorded as dividend income, while capital gain distributions, including short-term capital gain distributions, are recorded as gain distributions from affiliated investments on the Statements of Operations. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of

96	2014 Annual Report ▪ TIAA-CREF Life Funds

distributions received that may be considered return of capital distributions or capital gains distributions.

Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2014, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, gains and losses from the sale of stock in passive foreign investment companies, and the reclassification of short-term capital gain distributions received from underlying funds from realized gain (loss) to ordinary income were identified and reclassified among the components of certain Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

TIAA-CREF Life Funds ▪ 2014 Annual Report	97

Notes to financial statements

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. The investment of deferred amounts and the offsetting payable to the trustees are included in other assets and accrued expenses and other payables in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In June 2014, the FASB issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (the “Update”). The Update will require, amongst other items, additional disclosures for transactions that are accounted for as secured borrowings, such as loaned securities. The Update is effective for annual reporting periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Funds expect to adopt the Update for the June 30, 2015 semiannual report.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of

98	2014 Annual Report ▪ TIAA-CREF Life Funds

continued

valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign investments are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Short-term investments, excluding investments in registered investment companies, with maturities of 60 days or less are valued at amortized cost. Short-term investments (other than those in the Money Market Fund) with maturities in excess of 60 days are valued in the same manner as debt securities. Short-term investments in the Money Market Fund are all valued at amortized cost. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures, which are traded on commodities exchanges, are valued at the last sale price as of the close of such commodities exchanges and are categorized in Level 1 of the fair value hierarchy.

Options: Purchased and written options listed or traded on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Unfunded loan commitment: Unfunded loan commitments are marked-to-market daily based upon a price supplied by a pricing service. Unfunded loan commitments are generally categorized as level 2 in the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

TIAA-CREF Life Funds ▪ 2014 Annual Report	99

Notes to financial statements

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2014, there were no material transfers between levels by the Funds.

As of December 31, 2014, 100% of the value of investments in the Small-Cap Equity Fund, Social Choice Equity Fund, and Balanced Fund was valued based on Level 1 inputs. The Real Estate Securities Fund held a level 3 security valued at zero. All other investments were valued based on level 1 inputs.

As of December 31, 2014, 100% of the value of investments in the Money Market Fund was valued based on level 2 inputs.

The following table summarizes the market value of the Funds’ investments as of December 31, 2014, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total

Growth Equity
Equity investments:
Telecommunication services	$493,306	$577,376	$—	$1,070,682
All other equity investments*	69,024,162	—	—	69,024,162
Short-term investments	1,155,886	—	—	1,155,886

Total	$70,673,354	$577,376	$—	$71,250,730

Growth & Income
Equity investments:
Consumer discretionary	$24,205,808	$169	$—	$24,205,977
Consumer staples	11,696,494	1,480,879	—	13,177,373
Energy	8,597,770	370,625	—	8,968,395
Financials	20,326,132	599,950	—	20,926,082
Health care	21,988,305	698,459	—	22,686,764
Materials	4,710,138	607,903	—	5,318,041
All other equity investments*	51,997,344	—	—	51,997,344
Short-term investments	3,515,322	—	—	3,515,322
Written options**	(1,035)	—	—	(1,035)

Total	$147,036,278	$3,757,985	$—	$150,794,263

Large-Cap Value
Equity investments:
Consumer discretionary	$10,763,332	$475,048	$—	$11,238,380
Consumer staples	6,654,712	696,681	—	7,351,393
Health care	14,827,958	627,399	—	15,455,357
Industrials	10,575,412	—	160	10,575,572
Materials	3,647,424	388,260	—	4,035,684
All other equity investments*	63,709,506	—	—	63,709,506
Short-term investments	2,421,287	—	—	2,421,287

Total	$112,599,631	$2,187,388	$160	$114,787,179

100	2014 Annual Report ▪ TIAA-CREF Life Funds

continued

Fund	Level 1	Level 2	Level 3	Total

Stock Index
Equity investments:
Health care	$45,608,350	$—	$1,193	$45,609,543
Telecommunication services	6,549,864	—	1,789	6,551,653
All other equity investments*	275,315,291	—	—	275,315,291
Short-term investments	9,326,421	—	—	9,326,421
Futures**	8,043	—	—	8,043

Total	$336,807,969	$—	$2,982	$336,810,951

International Equity
Equity investments:
Asia	$—	$24,674,706	$—	$24,674,706
Europe	—	63,303,271	—	63,303,271
All other equity investments*	—	2,316,798	—	2,316,798
Short-term investments	1,107,431	—	—	1,107,431

Total	$1,107,431	$90,294,775	$—	$91,402,206

Bond
Bank loan obligations	$—	$3,252,580	$—	$3,252,580
Corporate bonds	—	91,477,690	—	91,477,690
Government bonds	91,298	83,946,007	—	84,037,305
Structured assets	—	43,117,418	214,184	43,331,602
Preferred stocks	88,608	—	—	88,608
Short-term investments	—	3,999,536	—	3,999,536
Unfunded loan commitment	—	450	—	450

Total	$179,906	$225,793,681	$214,184	$226,187,771

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the Summary portfolio of investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

TIAA-CREF Life Funds ▪ 2014 Annual Report	101

Notes to financial statements

At December 31, 2014, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Liabilities derivatives
Derivative contract	Location	Fair value amount

Growth & Income Fund
Equity contracts	Written options	$(1,035)

Real Estate Securities Fund
Equity contracts	Written options	(11,500)

Small-Cap Equity Fund
Equity contracts	Futures*	(1,256)

Stock Index Fund
Equity contracts	Futures*	8,043

*	The fair value presented includes cumulative gain(loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended December 31, 2014, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Growth Equity Fund
Equity contracts	Purchased options	$(3,592)	$—
Equity contracts	Written options	6,379	—

Growth & Income Fund
Equity contracts	Purchased options	(22,944)	—
Equity contracts	Written options	194,960	701

Large-Cap Value Fund
Equity contracts	Purchased options	1,031	—
Equity contracts	Written options	491	—

Real Estate Securities Fund
Equity contracts	Written options	8,253	(1,700)

Small-Cap Equity Fund
Equity contracts	Futures transactions	62,917	(1,256)

Stock Index Fund
Equity contracts	Futures transactions	172,223	(31,709)

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering

102	2014 Annual Report ▪ TIAA-CREF Life Funds

continued

into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended December 31, 2014, the Small-Cap Equity Fund and the Stock Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 3% of net assets.

At December 31, 2014, the Funds held the following open futures contracts:

Fund	Futures	Number of contracts	Settlement value	Expiration date	Unrealized gain (loss)

Small-Cap Equity	Russell 2000 Mini Index	1	$120,070	March 2015	$(1,256)

Stock Index	S&P 500 E Mini Index	20	2,052,400	March 2015	8,043

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended December 31, 2014, the Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund and the Real Estate Securities Fund had exposure to options, based on underlying nominal values, generally between 0% and 2% of net assets.

There were no purchased options outstanding as of December 31, 2014.

TIAA-CREF Life Funds ▪ 2014 Annual Report	103

Notes to financial statements

Written options outstanding as of December 31, 2014 were as follows:

	Number of contracts	Value

Growth & Income Fund
Demandware, Inc., Put, 1/17/15 at $55	1	$(140)
GoPro, Inc., Call, 1/2/15 at $69	9	(45)
Netflix, Inc., Call, 1/2/15 at $350	2	(40)
Pharmacyclics, Inc., Call, 1/17/15 at $135	3	(330)
Restoration Hardware Holdings, Put, 1/17/15 at $90	6	(480)

Total	21	$(1,035)

Real Estate Securities Fund
Simon Property Group, Inc., Call, 1/17/15 at $185	100	$(11,500)

Total	100	$(11,500)

Transactions in written options and related premiums received during the year ended December 31, 2014 were as follows:

	Number of contracts	Premiums

Growth Equity Fund
Outstanding at beginning of period	—	$—
Written	130	9,964
Purchased	(22)	(885)
Exercised	(18)	(1,325)
Expired	(90)	(7,754)

Outstanding at end of period	—	$—

Growth & Income Fund
Outstanding at beginning of period	—	$—
Written	4,770	272,130
Purchased	(474)	(52,484)
Exercised	(1,019)	(40,272)
Expired	(3,256)	(177,637)

Outstanding at end of period	21	$1,737

Large-Cap Value Fund
Outstanding at beginning of period	—	$—
Written	84	4,221
Purchased	(50)	(1,365)
Exercised	(23)	(1,808)
Expired	(11)	(1,048)

Outstanding at end of period	—	$—

Real Estate Securities Fund
Outstanding at beginning of period	—	$—
Written	175	18,053
Purchased	—	—
Exercised	—	—
Expired	(75)	(8,253)

Outstanding at end of period	100	$9,800

104	2014 Annual Report ▪ TIAA-CREF Life Funds

continued

Note 4—investment adviser and affiliates

Teachers Advisors, Inc. (“Advisors”), a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”) and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Advisory Agreement between Advisors and the Funds. The Funds have also entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of TIAA, distributes the Funds’ shares. Under the terms of the distribution agreement, TPIS is not compensated. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Funds.

Beginning May 29, 2013, Advisors began waiving a portion of the investment management fees for the Money Market Fund. This waiver is voluntary in nature and can be discontinued at any time. The amounts waived are disclosed on the Statements of Operations.

As part of the Advisory Agreement, Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of December 31, 2014, the investment management fees and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets:

Fund	Investment management fee	Maximum expense amounts*

Growth Equity	0.45%	0.52%
Growth & Income	0.45%	0.52%
Large-Cap Value	0.45%	0.52%
Real Estate Securities	0.50%	0.57%
Small-Cap Equity	0.46%	0.53%
Social Choice Equity	0.15%	0.22%
Stock Index	0.06%	0.09%
International Equity	0.50%	0.60%
Bond	0.30%	0.35%
Money Market	0.10%	0.15%
Balanced	0.10%	0.10%

*	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least April 30, 2015. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

Certain registered separate accounts of TIAA-CREF Life, which is a wholly owned subsidiary of TIAA, have various sub-accounts which invest in the Funds. Additionally,

TIAA-CREF Life Funds ▪ 2014 Annual Report	105

Notes to financial statements

at the commencement of operations of each Fund, TIAA, an affiliate, invested in each Fund. During the year ended December 31, 2014, there were no redemptions.

The following is the percentage of the Funds’ shares owned by affiliates and the Balanced Fund as of December 31, 2014:

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by TIAA	Investments in funds held by Life Balanced	Total

Growth Equity	95%	—%	5%	100%
Growth & Income	82	16	2	100
Large-Cap Value	61	36	3	100
Real Estate Securities	56	43	1	100
Small-Cap Equity	99	—	1	100
Social Choice Equity	71	29	—	100
Stock Index	99	—	1	100
International Equity	96	—	4	100
Bond	58	34	8	100
Money Market	100	—	—	100
Balanced	71	29	—	100

Investments in other investment companies advised by Advisors are deemed to be affiliated investments. The Balanced Fund invests its assets in shares of the affiliated TIAA-CREF Life Funds. Information regarding transactions with affiliated companies is as follows:

Issue	Value at January 31, 2014	Purchases cost	Sales proceeds	Realized gain (loss)	Dividend income	Value at December 31, 2014

TIAA-CREF Life Balanced Fund*
TIAA-CREF Life Growth Equity	$—	$3,524,636	$185,462	$249,145	$9,116	$3,379,374
TIAA-CREF Life Growth & Income	—	3,891,113	153,742	278,172	33,364	3,705,141
TIAA-CREF Life Large-Cap Value	—	3,480,092	167,838	194,428	53,700	3,290,586
TIAA-CREF Life Real Estate Securities	—	694,189	28,838	9,476	10,416	738,902
TIAA-CREF Life Small Cap Equity	—	849,732	58,225	91,012	4,979	742,402
TIAA-CREF Life Stock Index	—	2,892,867	113,832	6,932	50,230	2,962,068
TIAA-CREF Life International Equity	—	3,985,157	160,097	(5,332)	47,969	3,597,330
TIAA-CREF Life Bond	—	19,394,739	776,656	143,963	382,941	18,481,266

	$—	$38,712,525	$1,644,690	$967,796	$592,715	$36,897,069

*	The Fund commenced operations on January 31, 2014.

106	2014 Annual Report ▪ TIAA-CREF Life Funds

continued

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Unfunded loan commitment: The Bond Fund entered into a loan commitment to fund a portion of a term loan facility. The Fund is obligated to fund this loan commitment at the borrower’s discretion. The Fund reserved against such contingent obligation by segregating short-term securities or cash. At December 31, 2014, the Fund had an unfunded loan commitment of $120,000. The unfunded loan commitment is marked-to-market daily and any unrealized appreciation (depreciation) is included in other assets on the Statements of Assets and Liabilities. Interest income and the change in unrealized appreciation (depreciation) are included on the Statements of Operations.

TIAA-CREF Life Funds ▪ 2014 Annual Report	107

Notes to financial statements

Net unrealized appreciation (depreciation): At December 31, 2014, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)

Growth Equity	$55,112,913	$16,485,096	$(347,279)	$16,137,817
Growth & Income	118,334,644	33,251,828	(791,174)	32,460,654
Large-Cap Value	97,046,012	20,132,424	(2,391,257)	17,741,167
Real Estate Securities	97,524,357	28,030,548	(528,196)	27,502,352
Small-Cap Equity	47,520,183	8,911,662	(1,537,565)	7,374,097
Social Choice Equity	48,408,836	25,346,631	(1,879,278)	23,467,353
Stock Index	210,361,724	136,144,639	(9,703,455)	126,441,184
International Equity	92,600,888	7,932,053	(9,130,735)	(1,198,682)
Bond	223,603,462	4,193,331	(1,609,472)	2,583,859
Balanced	37,081,203	275,282	(459,416)	(184,134)

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended December 31, 2014 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales

Growth Equity	$67,628,823	$—	$65,492,015	$—
Growth & Income	144,872,190	—	142,568,264	—
Large-Cap Value	64,581,803	—	63,787,051	—
Real Estate Securities	55,497,901	—	49,860,842	—
Small-Cap Equity	50,193,938	—	50,888,941	—
Social Choice Equity	8,491,801	—	6,916,804	—
Stock Index	41,080,568	—	24,369,512	—
International Equity	89,420,432	—	87,077,948	—
Bond	133,805,377	279,591,985	81,096,091	285,111,607
Balanced	48,582,471	—	11,508,142	—

108	2014 Annual Report ▪ TIAA-CREF Life Funds

continued

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended December 31, 2014 and 2013 was as follows:

	2014			2013
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total

Growth Equity	$2,076,259	$3,561,196	$5,637,455	$146,110	$—	$146,110
Growth & Income	4,851,074	8,124,497	12,975,571	6,093,318	6,009,485	12,102,803
Large-Cap Value	4,468,495	4,413,966	8,882,461	2,496,381	4,871,181	7,367,562
Real Estate Securities	1,916,352	1,766,677	3,683,029	1,755,633	—	1,755,633
Small-Cap Equity	1,616,315	5,491,340	7,107,655	4,470,648	3,489,072	7,959,720
Social Choice Equity	1,272,574	1,804,914	3,077,488	925,671	—	925,671
Stock Index	6,600,558	—	6,600,558	4,754,638	426,066	5,180,704
International Equity	1,271,623	—	1,271,623	2,126,383	—	2,126,383
Bond	5,720,077	1,122,708	6,842,785	4,725,828	1,075,524	5,801,352
Money Market	—	—	—	3,395	—	3,395
Balanced	904,713	—	904,713	—	—	—

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed (overdistributed) ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Late-year loss deferrals	Total

Growth Equity	$434,597	$755,798	$16,136,966	$—	$(226,275)	$17,101,086
Growth & Income	—	1,942,327	32,460,471	—	(301,565)	34,101,233
Large-Cap Value	(39,013)	—	17,741,050	—	(226,443)	17,475,594
Real Estate Securities	374,165	1,020,422	27,500,650	—	(9,110)	28,886,127
Small-Cap Equity	275,249	673,427	7,374,095	—	—	8,322,771
Social Choice Equity	60,422	161,735	23,467,354	—	(26,872)	23,662,639
Stock Index	276,550	—	126,441,176	—	—	126,717,726
International Equity	1,300,394	—	(1,208,253)	(30,287,474)	(851,865)	(31,047,198)
Bond	419,826	57,958	2,582,493	—	(777)	3,059,500
Money Market	—	—	—	—	—	—
Balanced	591	649,675	(184,134)	—	—	466,132

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, the utilization of capital loss carryovers, and the treatment of short-term gain as ordinary income for tax purposes.

TIAA-CREF Life Funds ▪ 2014 Annual Report	109

Notes to financial statements	concluded

At December 31, 2014, the following Fund had capital loss carryovers, which will expire as follows:

International Equity

12/31/16	$8,123,581
12/31/17	22,163,893

Total	$30,287,474

For the year ended December 31, 2014, the Real Estate Securities Fund, Social Choice Equity Fund, and International Equity Fund utilized $1,896,862, $109,331, and $4,587,680, respectively, of their capital loss carryover from prior years.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 7—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2014. A new facility was entered into on June 24, 2014 expiring June 23, 2015. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended December 31, 2014, there were no borrowings under this credit facility by the Funds.

Note 8—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

110	2014 Annual Report ▪ TIAA-CREF Life Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of TIAA-CREF Life Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund, and Balanced Fund (constituting the TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) at December 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and confirmation of underlying investee mutual fund shares by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2015

TIAA-CREF Life Funds ▪ 2014 Annual Report	111

Trustees and officers (unaudited)

TIAA-CREF Life Funds  ▪  December 31, 2014

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	82	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation, and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	82	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; and Independent Trustee, Lazard Alternative Markets 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	82	Director of Copper Rock Capital Partners, LLC (investment adviser).

112	2014 Annual Report ▪ TIAA-CREF Life Funds

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2015. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	82	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 2001.	Principal, NL Jacob Consultant (economic and business consultant) (2012–present); President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	82	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	82	Director, Sansum Clinic and cielo24; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	82	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance, Prep for Prep, and Close Brothers Group plc.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	82	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF Life Funds ▪ 2014 Annual Report	113

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  December 31, 2014

Trustees—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	82	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	82	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors of the Board of Governors of the Investment Company Institute), and Investment Advisory Committee, Employees Retirement System of Texas.

114	2014 Annual Report ▪ TIAA-CREF Life Funds

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Executive Vice President and Chief Legal Officer	One year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Company Separate Accounts VA-1, VLI-I and VLI-2 (2013–2014). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (“Covariance”) (2013–2014).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Chief Executive Officer (since 2014), Executive Vice President (2013–2014), Chief Operating Officer (2013–2014), Interim Head (2012–2013) and Manager (since 2011) of TIAA-CREF Asset Management, Inc. (“TCAM”), and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Director (since 2008), Executive Vice President (since 2012), Chairman (2012–2013), Senior Managing Director and Chief Operating Officer (2012–2013) of Advisors. Director (since 2008), Executive Vice President (since 2014), Chief Operating Officer (since 2013), Chairman (2011–2012) President (2012–2013), Senior Vice President (2010–2012) of Investment Management. Director of Advisors (since 2008). Chairman, Manager, President (since 2011), and Chief Operating Officer (2011–2013) of TCAA and TCAS. Manager of TIAA-CREF Individual & Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Executive Vice President, TIAA Asset Management Finance Company, LLC (since 2014). Manager and Executive Vice President, TIAA Asset Management, LLC (since 2014). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd., and TH RE Group Holdings Ltd. (2013–2014).

TIAA-CREF Life Funds ▪ 2014 Annual Report	115

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  December 31, 2014

Officers—continued

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF (since 2008). Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer (since 2013), Principal Financial Officer (2009–2013), Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010), Corporate Controller (since 2014) and Funds Treasurer (2006–2014) of TIAA. Director of TCAM (since 2011). Director (since 2008), Senior Vice President (since 2010) and Funds Treasurer (2007–2011) of Advisors. Manager (since 2008), Senior Vice President (since 2014) and Funds Treasurer (2007–2011) of Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“TC Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (2008–2014). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Manager, Senior Vice President and Funds Treasurer of TCAS (since 2011).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA, Executive Vice President (since 2009), and Senior Managing Director (2008–2009) of the TIAA-CREF Fund Complex. Executive Vice President, Head of Risk Management of TIAA (2009–2013). Executive Vice President, Risk Management (since 2011), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011).

116	2014 Annual Report ▪ TIAA-CREF Life Funds

Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer since 2013.	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President and President of Asset Management (since 2013) of TIAA, and Manager (since 2013) and President and Chief Executive Officer (2013–2014) of TCAM. Principal Executive Officer and Executive Vice President of CREF and VA-1 (since 2013). Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Chairman, Director, President & Chief Executive Officer of Advisors (since 2013). Chairman, Manager, President & Chief Executive Officer of Investment Management (since 2013). Chairman (since 2013), President & Chief Executive Officer (2013–2014) of TPIS. Director of TH RE Ltd (since 2013). Director of TIAA International Holdings 1 Ltd, TIAA International Holdings 2 Ltd, and TIAA International Holdings 3 Ltd (since 2013). Director, TCAM Global UK Limited (since 2014). President and Chief Executive Officer, TIAA Asset Management Finance Company, LLC (since 2014). Manager, President and Chairman, TIAA Asset Management, LLC (since 2014). Representative, Securities Research, Inc. (February–May 2013). President and Chief Operating Officer, U.S., ING Americas (2011–2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009). Executive Vice President, AIG Financial Products Corp. (1995–2007).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Director, Covariance (since 2012). Director T-C Life (since 2012). Director, Kaspick & Company, LLC (since 2012). Manager, TIAA-CREF Redwood, LLC (“Redwood”) (since 2013). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director (since 2013), Corporate Secretary (since 2012) of TIAA and the TIAA-CREF Fund Complex. Senior Vice President of TIAA and the TIAA-CREF Fund Complex (2012–2013). Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).

TIAA-CREF Life Funds ▪ 2014 Annual Report	117

Trustees and officers (unaudited)	concluded

TIAA-CREF Life Funds  ▪  December 31, 2014

Officers—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010-2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (2009–2010, since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and Chief Executive Officer (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of TC Life (2009–2010).
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by calling 800 223-1200.

118	2014 Annual Report ▪ TIAA-CREF Life Funds

Important tax information (unaudited)

TIAA-CREF Life Funds

For the fiscal year ended December 31, 2014, the TIAA-CREF Life Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Growth Equity	$—	$3,561,196	$3,561,196
Growth & Income	34	8,124,463	8,124,497
Large-Cap Value	4,941	4,409,025	4,413,966
Real Estate Securities	—	1,766,677	1,766,677
Small-Cap Equity	2,553	5,488,787	5,491,340
Social Choice Equity	—	1,804,914	1,804,914
Stock Index	—	—	—
International Equity	—	—	—
Bond	—	1,122,708	1,122,708
Money Market	—	—	—
Balanced	—	—	—

For the fiscal year ended December 31, 2014, the TIAA-CREF Life Funds designate the following percentages (or maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	16.77%
Growth & Income	38.78%
Large-Cap Value	48.34%
Real Estate Securities	1.33%
Small-Cap Equity	19.51%
Social Choice Equity	100.00%
Stock Index	78.36%
International Equity	0.00%
Balanced	18.86%

The TIAA-CREF Life International Equity Fund received income from foreign sources during the year ended December 31, 2014 of $1,428,928 ($0.28839 per share), and paid taxes to foreign countries during the year ended December 31, 2014 of $103,299 ($0.02085 per share).

TIAA-CREF Life Funds ▪ 2014 Annual Report	119

Additional information about index providers (unaudited)

Russell Indexes

The Russell 1000® Index, the Russell 2000® Index, the Russell 3000® Index, the Russell 1000 Value Index, and the Russell 1000 Growth Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell indexes. The funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITIES (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Index

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, Inc. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or

120	2014 Annual Report ▪ TIAA-CREF Life Funds

owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

TIAA-CREF Life Funds ▪ 2014 Annual Report	121

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

How to reach us

TIAA-CREF website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

tiaa-cref.org

24 hours a day, 7 days a week

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252

24 hours a day, 7 days a week

National contact center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800 842-2252

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

Planning and service center

TIAA-CREF mutual funds

800 223-1200

8 a.m. to 10 p.m. (ET), Monday–Friday

Insurance planning

center After-tax annuities and life insurance

For an existing policy or contract

800 223-1200

To apply for a new policy or contract

877 825-0411

8 a.m. to 8 p.m. (ET), Monday–Friday

For the hearing- or

speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

TIAA-CREF brokerage services

Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

800 927-3059

8 a.m. to 7 p.m. (ET), Monday–Friday

TIAA-CREF Trust Company, FSB

Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001

9 a.m. to 6 p.m. (ET), Monday–Friday

Advisor services

888 842-0318

8 a.m. to 7:30 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit tiaa-cref.org, or call 800 223-1200. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. TIAA-CREF Brokerage Services is a division of TIAA-CREF Individual & Institutional Services, LLC. TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products. Insurance and annuity products are issued by TIAA-CREF Life Insurance Company, New York, NY. TIAA-CREF Trust Company, FSB provides trust services.

©2015 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund (TIAA-CREF),

730 Third Avenue, New York, NY 10017-3206.

730 Third Avenue New York, NY 10017-3206

Printed on paper containing recycled fiber

eDelivery will save trees, conserve paper and reduce mailbox clutter.
Sign up today at www.tiaa-cref.org/eDelivery

C21263	A10847 (2/15)

730 Third Avenue New York, NY 10017-3206

C21263	A10847 (2/15)

Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Life Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Nancy A. Eckl is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended December 31, 2014 and December 31, 2013, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $281,500 and $265,750, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2014 and December 31, 2013, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2014 and December 31, 2013, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2014 and December 31, 2013, PwC’s aggregate fees for tax services billed to the Registrant were $132,200 and $119,200, respectively.

For the fiscal years ended December 31, 2014 and December 31, 2013, PwC’s aggregate fees for tax services billed to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2014 and December 31, 2013, PwC’s aggregate fees for all other services billed to the Registrant were $3,500 and $4,300, respectively.

For the fiscal years ended December 31, 2014 and December 31, 2013, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2014 and December 31, 2013, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $277,000 and $394,070, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.3%
4,011	*,e	Tesla Motors, Inc	$892,087

		TOTAL AUTOMOBILES & COMPONENTS	892,087

CAPITAL GOODS - 2.3%
1,552	*	Middleby Corp	153,803
4,035		Roper Industries, Inc	630,872
3,122		W.W. Grainger, Inc	795,767

		TOTAL CAPITAL GOODS	1,580,442

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
12,662	*	Verisk Analytics, Inc	811,001

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	811,001

CONSUMER DURABLES & APPAREL - 3.5%
14,869		Nike, Inc (Class B)	1,429,654
1,936		Ralph Lauren Corp	358,470
9,044		VF Corp	677,396

		TOTAL CONSUMER DURABLES & APPAREL	2,465,520

CONSUMER SERVICES - 3.5%
4,868		ARAMARK Holdings Corp	151,638
6,373		Marriott International, Inc (Class A)	497,285
6,129	*	Norwegian Cruise Line Holdings Ltd	286,592
3,166	*	Restaurant Brands International, Inc	123,601
16,988		Starbucks Corp	1,393,865

		TOTAL CONSUMER SERVICES	2,452,981

DIVERSIFIED FINANCIALS - 6.9%
2,181	*	Affiliated Managers Group, Inc	462,896
5,459		Ameriprise Financial, Inc	721,953
22,218		Charles Schwab Corp	670,761
4,129		Intercontinental Exchange Group, Inc	905,448
3,843		McGraw-Hill Financial, Inc	341,950
14,826		Moody’s Corp	1,420,479
9,454		Morgan Stanley	366,815

		TOTAL DIVERSIFIED FINANCIALS	4,890,302

ENERGY - 1.1%
5,838	*	Cheniere Energy, Inc	410,995
3,994		EOG Resources, Inc	367,728

		TOTAL ENERGY	778,723

FOOD & STAPLES RETAILING - 0.5%
3,612		CVS Corp	347,872

		TOTAL FOOD & STAPLES RETAILING	347,872

FOOD, BEVERAGE & TOBACCO - 2.1%
2,029		Keurig Green Mountain, Inc	268,630
6,315		Mead Johnson Nutrition Co	634,910
4,595	*	Monster Beverage Corp	497,868
2,059	*	WhiteWave Foods Co (Class A)	72,044

		TOTAL FOOD, BEVERAGE & TOBACCO	1,473,452

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 2.6%
9,521		Abbott Laboratories	$428,635
11,327	*	Cerner Corp	732,404
1,279	*	Intuitive Surgical, Inc	676,514

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	1,837,553

HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
17,879		Estee Lauder Cos (Class A)	1,362,380

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,362,380

MATERIALS - 4.2%
5,603	*	Axalta Coating Systems Ltd	145,790
8,971		Monsanto Co	1,071,766
3,646		PPG Industries, Inc	842,773
3,331		Sherwin-Williams Co	876,186

		TOTAL MATERIALS	2,936,515

MEDIA - 4.2%
17,194		Comcast Corp (Class A)	997,424
9,192		Time Warner, Inc	785,180
12,730		Walt Disney Co	1,199,039

		TOTAL MEDIA	2,981,643

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 18.6%
11,382		AbbVie, Inc	744,838
1,399	*	Actavis plc	360,117
4,894	*	Alexion Pharmaceuticals, Inc	905,537
12,359	*	Alkermes plc	723,743
4,073		Allergan, Inc	865,879
9,402		AstraZeneca plc (ADR)	661,713
2,878	*	Biogen Idec, Inc	976,937
2,834	*	BioMarin Pharmaceuticals, Inc	256,194
24,656		Bristol-Myers Squibb Co	1,455,444
19,847	*	Celgene Corp	2,220,085
9,264	*	Gilead Sciences, Inc	873,225
3,040	*	Illumina, Inc	561,123
9,528		Perrigo Co plc	1,592,700
458	*	Regeneron Pharmaceuticals, Inc	187,894
5,921		Thermo Electron Corp	741,842

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	13,127,271

REAL ESTATE - 0.7%
15,211	*	CBRE Group, Inc	520,977

		TOTAL REAL ESTATE	520,977

RETAILING - 6.8%
5,609	*	Amazon.com, Inc	1,740,753
2,732		Best Buy Co, Inc	106,493
5,469		Expedia, Inc	466,834
44,326	*,e	Groupon, Inc	366,133
13,491		Home Depot, Inc	1,416,151
1,016	*	NetFlix, Inc	347,076
3,354	*	Tiffany & Co	358,408

		TOTAL RETAILING	4,801,848

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
23,809		Applied Materials, Inc	593,320
8,730		Broadcom Corp (Class A)	378,271
7,694		Lam Research Corp	610,442
9,399	*	NXP Semiconductor NV	718,083
953		Skyworks Solutions, Inc	69,293

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,369,409

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 25.5%
22,243	*	Adobe Systems, Inc	$1,617,066
7,254	*	Alibaba Group Holding Ltd (ADR)	753,981
11,786	*	Autodesk, Inc	707,867
23,062	*	Facebook, Inc	1,799,297
2,423	*	Google, Inc	1,275,467
2,423	*	Google, Inc (Class A)	1,285,789
24,919		Intuit, Inc	2,297,283
3,694	*	LendingClub Corp	93,458
1,459	*	LinkedIn Corp	335,147
18,193	*	Mastercard, Inc (Class A)	1,567,509
17,478		Microsoft Corp	811,853
14,140	*	Red Hat, Inc	977,640
21,589	*	Salesforce.com, Inc	1,280,444
1,958	*	ServiceNow, Inc	132,850
6,122		Visa, Inc (Class A)	1,605,188
4,400	*	VMware, Inc (Class A)	363,088
21,816	*	Yahoo!, Inc	1,101,926

		TOTAL SOFTWARE & SERVICES	18,005,853

TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
144,869	*	Alcatel-Lucent (ADR)	514,285
30,355		Apple, Inc	3,350,585
12,723		EMC Corp	378,382
665	*	Palo Alto Networks, Inc	81,509

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	4,324,761

TELECOMMUNICATION SERVICES - 1.5%
9,990	*	Level 3 Communications, Inc	493,306
9,700		Softbank Corp	577,376

		TOTAL TELECOMMUNICATION SERVICES	1,070,682

TRANSPORTATION - 1.5%
4,468		Delta Air Lines, Inc	219,781
4,528	*	Hertz Global Holdings, Inc	112,928
6,135		Union Pacific Corp	730,863

		TOTAL TRANSPORTATION	1,063,572

		TOTAL COMMON STOCKS (Cost $53,918,785)	70,094,844

SHORT-TERM INVESTMENTS - 1.7%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.7%
1,155,886	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	1,155,886

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	1,155,886

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,155,886)	1,155,886

		TOTAL INVESTMENTS - 101.1% (Cost $55,074,671)	71,250,730
		OTHER ASSETS & LIABILITIES, NET - (1.1)%	(758,624)

		NET ASSETS - 100.0%	$70,492,106

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing.

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,131,437.

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.9%
11,062		Delphi Automotive plc	$804,429
5,455		Magna International, Inc (Class A) (NY)	592,904

		TOTAL AUTOMOBILES & COMPONENTS	1,397,333

BANKS - 6.0%
145,016		Bank of America Corp	2,594,336
42,127		Citigroup, Inc	2,279,492
12,453		East West Bancorp, Inc	482,055
9,815	*	Essent Group Ltd	252,344
19,746		JPMorgan Chase & Co	1,235,705
38,326		Wells Fargo & Co	2,101,031

		TOTAL BANKS	8,944,963

CAPITAL GOODS - 5.4%
7,860		Eaton Corp	534,165
5,642		General Dynamics Corp	776,452
87,123		General Electric Co	2,201,599
16,885		Honeywell International, Inc	1,687,149
9,293		Illinois Tool Works, Inc	880,047
12,438		ITT Corp	503,241
9,103		Masco Corp	229,396
5,406		Raytheon Co	584,767
8,637	*	USG Corp	241,750
3,856	*	WABCO Holdings, Inc	404,032

		TOTAL CAPITAL GOODS	8,042,598

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
22,115		Pitney Bowes, Inc	538,942
5,047		Robert Half International, Inc	294,644

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	833,586

CONSUMER DURABLES & APPAREL - 4.4%
20,982		DR Horton, Inc	530,635
8,981	*,p	GoPro, Inc	567,779
2,896		Hanesbrands, Inc	323,251
5,059		Harman International Industries, Inc	539,846
9,079		Hasbro, Inc	499,254
19,312	*	Jarden Corp	924,658
13,773	*	Kate Spade & Co	440,874
6,924	*	Lululemon Athletica, Inc	386,290
27,274		Newell Rubbermaid, Inc	1,038,867
7,784		Nike, Inc (Class B)	748,432
30	e	Prada S.p.A	169
6,423		VF Corp	481,083

		TOTAL CONSUMER DURABLES & APPAREL	6,481,138

CONSUMER SERVICES - 1.0%
23,268	*	Hilton Worldwide Holdings, Inc	607,062
13,913	*	Restaurant Brands International, Inc	543,163
10,756		Sonic Corp	292,886

		TOTAL CONSUMER SERVICES	1,443,111

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 4.7%
7,458		Ameriprise Financial, Inc	$986,320
14,508		Charles Schwab Corp	437,997
6,965		Discover Financial Services	456,138
46,437	*	ING Groep NV	599,950
12,489		Lazard Ltd (Class A)	624,825
9,571		Legg Mason, Inc	510,804
11,232		Moody’s Corp	1,076,138
39,881		Morgan Stanley	1,547,383
18,009		Voya Financial, Inc	763,221

		TOTAL DIVERSIFIED FINANCIALS	7,002,776

ENERGY - 6.1%
11,333		Baker Hughes, Inc	635,441
3,565	*	Cheniere Energy, Inc	250,976
10,991		Chevron Corp	1,232,971
7,582	*	Concho Resources, Inc	756,304
17,557	*,e	Continental Resources, Inc	673,487
7,338	*	Diamondback Energy, Inc	438,666
5,033		Energen Corp	320,904
12,562		EOG Resources, Inc	1,156,583
17,014		Exxon Mobil Corp	1,572,944
11,002		Kinder Morgan, Inc	465,495
5,573		Marathon Petroleum Corp	503,019
12,865	e	Peyto Exploration & Development Corp	370,625
11,939		Valero Energy Corp	590,980

		TOTAL ENERGY	8,968,395

FOOD & STAPLES RETAILING - 2.1%
5,455		Costco Wholesale Corp	773,246
7,882		CVS Corp	759,116
8,511	*	Diplomat Pharmacy, Inc	232,946
20,881		Kroger Co	1,340,769

		TOTAL FOOD & STAPLES RETAILING	3,106,077

FOOD, BEVERAGE & TOBACCO - 4.9%
57,229		Britvic plc	598,533
5,338		Brown-Forman Corp (Class B)	468,890
12,634	*	Constellation Brands, Inc (Class A)	1,240,280
7,474	*	Diamond Foods, Inc	210,991
1,609		Keurig Green Mountain, Inc	213,023
5,435		Mead Johnson Nutrition Co	546,435
14,686		Mondelez International, Inc	533,469
21,416		PepsiCo, Inc	2,025,097
9,676		SABMiller plc	504,421
10,263		Tyson Foods, Inc (Class A)	411,444
12,455	*	WhiteWave Foods Co (Class A)	435,800

		TOTAL FOOD, BEVERAGE & TOBACCO	7,188,383

HEALTH CARE EQUIPMENT & SERVICES - 4.1%
3,472		Anthem, Inc	436,326
9,993		Covidien plc	1,022,084
2,233	*	Edwards Lifesciences Corp	284,439
19,312	*	Hologic, Inc	516,403
4,379		Humana, Inc	628,956
14,143	*	Insulet Corp	651,427
4,065		McKesson Corp	843,813
4,480		STERIS Corp	290,528
5,941		Universal Health Services, Inc (Class B)	660,996
6,970		Zimmer Holdings, Inc	790,537

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	6,125,509

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
4,000		Estee Lauder Cos (Class A)	$304,800
2,258		L’Oreal S.A.	377,925
24,154		Procter & Gamble Co	2,200,188

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,882,913

INSURANCE - 2.8%
9,250		ACE Ltd	1,062,640
13,622		Allstate Corp	956,945
8,513		FNF Group	293,273
27,482		Hartford Financial Services Group, Inc	1,145,725
12,468		Metlife, Inc	674,394

		TOTAL INSURANCE	4,132,977

MATERIALS - 3.6%
8,786		Akzo Nobel NV	607,903
42,900		Alcoa, Inc	677,391
3,990		Ashland, Inc	477,842
8,762		Caesarstone Sdot-Yam Ltd	524,143
15,549		Dow Chemical Co	709,190
4,179		Monsanto Co	499,265
4,137		PPG Industries, Inc	956,268
20,411		Sealed Air Corp	866,039

		TOTAL MATERIALS	5,318,041

MEDIA - 4.6%
10,804	*	AMC Networks, Inc	688,971
31,767		Comcast Corp (Class A)	1,842,804
8,987	*	DISH Network Corp (Class A)	655,062
16,191	e	Lions Gate Entertainment Corp	518,436
14,517		Time Warner, Inc	1,240,042
20,231		Walt Disney Co	1,905,558

		TOTAL MEDIA	6,850,873

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.2%
22,178		AbbVie, Inc	1,451,328
5,741	*	Actavis plc	1,477,791
13,496	*	Alkermes plc	790,326
4,522		Amgen, Inc	720,309
3,393	*	BioMarin Pharmaceuticals, Inc	306,727
27,259		Bristol-Myers Squibb Co	1,609,099
14,921	*	Celgene Corp	1,669,063
13,597	*	Gilead Sciences, Inc	1,281,653
3,492	*	Illumina, Inc	644,553
4,134	*	Jazz Pharmaceuticals plc	676,860
26,617		Johnson & Johnson	2,783,340
16,375		Merck & Co, Inc	929,936
9,566	*	Mylan Laboratories, Inc	539,236
4,688		Novartis AG.	434,781
10,533	*	NPS Pharmaceuticals, Inc	376,766
3,183	*,p	Pharmacyclics, Inc	389,154
3,719		Shire Ltd	263,677
5,035		Zoetis Inc	216,656

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	16,561,255

REAL ESTATE - 0.6%
8,552		American Tower Corp	845,365

		TOTAL REAL ESTATE	845,365

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

RETAILING - 5.4%
1,176	*	AutoZone, Inc	$728,073
21,293		Best Buy Co, Inc	830,001
21,431		Home Depot, Inc	2,249,612
2,013		HSN, Inc	152,988
54,949	*,e	JC Penney Co, Inc	356,069
7,204		Macy’s, Inc	473,663
2,249	*,p	NetFlix, Inc	768,281
2,205	*	O’Reilly Automotive, Inc	424,727
5,397	*,e,p	Restoration Hardware Holdings, Inc	518,166
6,996	*	Sally Beauty Holdings, Inc	215,057
7,092		Tiffany & Co	757,851
1,159	*	Ulta Salon Cosmetics & Fragrance, Inc	148,167
5,429		Williams-Sonoma, Inc	410,867

		TOTAL RETAILING	8,033,522

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
7,355		Avago Technologies Ltd	739,840
13,795		Broadcom Corp (Class A)	597,737
56,127		Intel Corp	2,036,849
20,845	*	Micron Technology, Inc	729,784
10,818	*	NXP Semiconductor NV	826,495
14,807		Texas Instruments, Inc	791,656

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	5,722,361

SOFTWARE & SERVICES - 11.2%
3,046	*	Alliance Data Systems Corp	871,308
4,754	*	Autodesk, Inc	285,525
1,431	*	Baidu, Inc (ADR)	326,225
5,995	*	Check Point Software Technologies	471,027
8,965	*	Citrix Systems, Inc	571,967
3,850	*,e,p	Demandware, Inc	221,529
23,912	*	Facebook, Inc	1,865,614
19,401	*	Fortinet, Inc	594,835
4,074	*	Google, Inc	2,144,554
9,680	*	LendingClub Corp	244,904
1,061	*	LinkedIn Corp	243,722
13,826	*	Mastercard, Inc (Class A)	1,191,248
62,730		Microsoft Corp	2,913,809
2,649	*	MicroStrategy, Inc (Class A)	430,198
30,520		Oracle Corp	1,372,485
13,057	*	Salesforce.com, Inc	774,411
17,856	*	Take-Two Interactive Software, Inc	500,504
9,902	*	VeriFone Systems, Inc	368,354
2,403	*	VMware, Inc (Class A)	198,295
17,900	*	Yahoo!, Inc	904,129

		TOTAL SOFTWARE & SERVICES	16,494,643

TECHNOLOGY HARDWARE & EQUIPMENT - 6.6%
56,970		Apple, Inc	6,288,348
25,674	*	Ciena Corp	498,332
46,683		Cisco Systems, Inc	1,298,488
8,384	*	F5 Networks, Inc	1,093,818
2,731	*	Palo Alto Networks, Inc	334,739
2,860	*,e	Stratasys Ltd	237,695

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	9,751,420

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

TELECOMMUNICATION SERVICES - 1.6%
14,005	*	Level 3 Communications, Inc	$691,567
16,115	*	T-Mobile US, Inc	434,138
27,645		Verizon Communications, Inc	1,293,233

		TOTAL TELECOMMUNICATION SERVICES	2,418,938

TRANSPORTATION - 3.6%
3,841	e	Canadian Pacific Railway Ltd	740,122
9,062		CH Robinson Worldwide, Inc	678,653
21,635		CSX Corp	783,836
30,529		Delta Air Lines, Inc	1,501,721
4,318		FedEx Corp	749,864
2,548	*	Old Dominion Freight Line	197,827
6,824		Ryder System, Inc	633,609

		TOTAL TRANSPORTATION	5,285,632

UTILITIES - 2.3%
9,353		American Water Works Co, Inc	498,515
15,660		Exelon Corp	580,673
10,376		NextEra Energy, Inc	1,102,865
9,101	e	NRG Yield, Inc	429,021
7,517		Sempra Energy	837,093

		TOTAL UTILITIES	3,448,167

		TOTAL COMMON STOCKS (Cost $114,013,916)	147,279,976

SHORT-TERM INVESTMENTS - 2.4%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.4%
3,515,322	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	3,515,322

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	3,515,322

		TOTAL SHORT-TERM INVESTMENTS (Cost $3,515,322)	3,515,322

		TOTAL INVESTMENTS - 102.0% (Cost $117,529,238)	150,795,298
		OTHER ASSETS & LIABILITIES, NET - (2.0)%	(2,922,045)

		NET ASSETS - 100.0%	$147,873,253

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing.

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $3,429,113.

p	All or a portion of these securities have been segregated to cover requirements on open written options contracts.

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.5%
10,991	*	American Axle & Manufacturing Holdings, Inc	$248,287
9,000		General Motors Co	314,190

		TOTAL AUTOMOBILES & COMPONENTS	562,477

BANKS - 10.8%
167,600		Bank of America Corp	2,998,364
28,317		Citigroup, Inc	1,532,233
48,191		Huntington Bancshares, Inc	506,969
28,749		Investors Bancorp, Inc	322,708
26,960		JPMorgan Chase & Co	1,687,157
51,624		Keycorp	717,573
73,061		Regions Financial Corp	771,524
29,441		TCF Financial Corp	467,818
2,573		US Bancorp	115,656
57,385		Wells Fargo & Co	3,145,846

		TOTAL BANKS	12,265,848

CAPITAL GOODS - 6.3%
12,175		Allegion plc	675,225
2,693		General Dynamics Corp	370,611
134,663		General Electric Co	3,402,934
7,232		Joy Global, Inc	336,433
1,227		L-3 Communications Holdings, Inc	154,860
18,629		Masco Corp	469,451
10,903		SPX Corp	936,786
18,145		Terex Corp	505,882
7,380	*	USG Corp	206,566

		TOTAL CAPITAL GOODS	7,058,748

CONSUMER DURABLES & APPAREL - 2.5%
2,959	*	Deckers Outdoor Corp	269,387
7,353		Hasbro, Inc	404,342
23,719	*	Jarden Corp	1,135,666
31,430		Pulte Homes, Inc	674,488
15,241		Sony Corp (ADR)	311,983

		TOTAL CONSUMER DURABLES & APPAREL	2,795,866

CONSUMER SERVICES - 2.9%
23,087		ARAMARK Holdings Corp	719,160
3,883	*	Belmond Ltd.	48,033
10,840		Carnival Corp	491,377
5,978		Darden Restaurants, Inc	350,490
28,543		Extended Stay America, Inc	551,165
8,307		Interval Leisure Group, Inc	173,533
188	*	Restaurant Brands International LP	7,068
18,740	*	Restaurant Brands International, Inc	731,610
1,867		Royal Caribbean Cruises Ltd	153,897

		TOTAL CONSUMER SERVICES	3,226,333

DIVERSIFIED FINANCIALS - 6.2%
2,229	*	Ally Financial, Inc	52,649
2,780		Capital One Financial Corp	229,489

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

41,356	*	E*Trade Financial Corp	$1,003,090
2,626		Goldman Sachs Group, Inc	508,997
31,073	*	ING Groep NV (ADR)	403,017
18,273		Legg Mason, Inc	975,230
33,880		Morgan Stanley	1,314,544
16,861		State Street Corp	1,323,589
38,008	*	Synchrony Financial	1,130,738

		TOTAL DIVERSIFIED FINANCIALS	6,941,343

ENERGY - 10.0%
1,423		Anadarko Petroleum Corp	117,397
4,905	*	Antero Resources Corp	199,045
8,324		Apache Corp	521,665
4,695		Baker Hughes, Inc	263,249
16,260	e	Cameco Corp	266,827
20,583		Chevron Corp	2,309,001
4,509	*	Concho Resources, Inc	449,773
6,261		ConocoPhillips	432,385
12,481	*	Diamondback Energy, Inc	746,114
5,890		EOG Resources, Inc	542,292
21,637	*,e	EP Energy Corp	225,890
20,802		Exxon Mobil Corp	1,923,145
16,317		Kinder Morgan, Inc	690,372
22,647		Marathon Oil Corp	640,684
22,977	*	Matador Resources Co	464,825
17,001		Nabors Industries Ltd	220,673
3,315		Phillips 66	237,685
7,697	*	RSP Permian, Inc	193,503
1	*	Seventy Seven Energy, Inc	5
163		Valero Energy Corp	8,068
32,095	*	Weatherford International Ltd	367,488
9,287		Williams Cos, Inc	417,358

		TOTAL ENERGY	11,237,444

FOOD & STAPLES RETAILING - 1.2%
11,376		CVS Corp	1,095,622
3,588		Walgreens Boots Alliance, Inc	273,406

		TOTAL FOOD & STAPLES RETAILING	1,369,028

FOOD, BEVERAGE & TOBACCO - 3.3%
11,109		Archer Daniels Midland Co	577,668
11,049		ConAgra Foods, Inc	400,858
11,649		Kraft Foods Group, Inc	729,926
15,781		Mondelez International, Inc	573,245
20,321		Pinnacle Foods, Inc	717,331
13,364		SABMiller plc	696,681

		TOTAL FOOD, BEVERAGE & TOBACCO	3,695,709

HEALTH CARE EQUIPMENT & SERVICES - 4.3%
10,142		Abbott Laboratories	456,593
1,207		Anthem, Inc	151,684
20,688	*	Boston Scientific Corp	274,116
6,961		Covidien plc	711,971
26,037	*	Hologic, Inc	696,229
12,300	*	Olympus Corp	430,873
16,152		UnitedHealth Group, Inc	1,632,806
5,735	*	WellCare Health Plans, Inc	470,614

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	4,824,886

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
15,708		Avon Products, Inc	$147,498
23,484		Procter & Gamble Co	2,139,158

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,286,656

INSURANCE - 7.3%
8,706		ACE Ltd	1,000,145
12,642		Allstate Corp	888,101
15,094		American International Group, Inc	845,415
8,692	*	Berkshire Hathaway, Inc (Class B)	1,305,104
20,327		Hartford Financial Services Group, Inc	847,433
15,020	*	Hilltop Holdings, Inc	299,649
9,634		Marsh & McLennan Cos, Inc	551,450
17,855		Metlife, Inc	965,777
10,004		Principal Financial Group	519,608
5,045		Prudential Financial, Inc	456,370
4,708		Travelers Cos, Inc	498,342

		TOTAL INSURANCE	8,177,394

MATERIALS - 3.6%
2,818		Akzo Nobel NV	194,978
16,259	*	Axalta Coating Systems Ltd	423,059
10,917		Axiall Corp	463,645
41,032	*,e	Cemex SAB de C.V. (ADR)	418,116
15,008	*	Constellium NV	246,581
3,455		Freeport-McMoRan Copper & Gold, Inc (Class B)	80,709
56,592	*	Louisiana-Pacific Corp	937,163
21,225		Sealed Air Corp	900,577
3,297	e	Southern Copper Corp (NY)	92,975
4,848	*,e	Trinseo S.A.	84,598
1,762	e	Wacker Chemie AG.	193,283

		TOTAL MATERIALS	4,035,684

MEDIA - 0.9%
1,643		Naspers Ltd (N Shares)	212,530
5,699		Time Warner, Inc	486,809
6,298	*	Tribune Co	376,431

		TOTAL MEDIA	1,075,770

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.4%
4,810		AbbVie, Inc	314,766
1,108	*	Actavis plc	285,210
12,073		Agilent Technologies, Inc	494,269
8,100		AstraZeneca plc (ADR)	570,078
19,331	*	Biovitrum AB	196,526
5,192		Bristol-Myers Squibb Co	306,484
10,529	*	Endo International plc	759,352
106	*,e	Foundation Medicine, Inc	2,355
30,216		Johnson & Johnson	3,159,687
2,363	*	Mallinckrodt plc	234,008
20,146		Merck & Co, Inc	1,144,091
3,113		Perrigo Co plc	520,369
54,476		Pfizer, Inc	1,696,927
6,389	*	Qiagen NV (NASDAQ)	149,886
1,440	*	Salix Pharmaceuticals Ltd	165,514
14,663		Zoetis Inc	630,949

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	10,630,471

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 2.9%
2,060		AvalonBay Communities, Inc	$336,583
15,794		Brixmor Property Group, Inc	392,323
9,912	*	Forest City Enterprises, Inc (Class A)	211,126
11,491		Mack-Cali Realty Corp	219,018
6,506	*	Paramount Group, Inc	120,947
5,155		Post Properties, Inc	302,959
3,476		Potlatch Corp	145,540
9,955	*	Realogy Holdings Corp	442,898
19,627	*	Starwood Property Trust, Inc	456,132
2,951		Vornado Realty Trust	347,362
16,782		Washington Prime Group, Inc	288,986

		TOTAL REAL ESTATE	3,263,874

RETAILING - 3.2%
2,268	e	American Eagle Outfitters, Inc	31,480
13,436		Best Buy Co, Inc	523,735
4,513		Dick’s Sporting Goods, Inc	224,071
20,895		DSW, Inc (Class A)	779,383
3,219		Expedia, Inc	274,774
71,525	*,e	Groupon, Inc	590,797
251,050	e	Hengdeli Holdings Ltd	46,756
297,871	*,e	Intime Retail Group Co Ltd	215,387
57,529	*,e	JC Penney Co, Inc	372,788
2,325	*,e	Lifestyle Properties Development Ltd	374
6,829		Target Corp	518,389

		TOTAL RETAILING	3,577,934

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
10,056		Applied Materials, Inc	250,595
27,199	*	Atmel Corp	228,335
21,437		Broadcom Corp (Class A)	928,865
14,609		Intel Corp	530,161
5,697	*	Mellanox Technologies Ltd	243,433
54,221	*	ON Semiconductor Corp	549,259
28,843		Teradyne, Inc	570,803

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	3,301,451

SOFTWARE & SERVICES - 5.2%
8,250	*	Autodesk, Inc	495,495
5,008	*	Cimpress NV	374,799
2,274	*	Citrix Systems, Inc	145,081
13,223	*	eBay, Inc	742,075
13,552	*	Fortinet, Inc	415,504
34,087		Microsoft Corp	1,583,341
5,992	*	Rackspace Hosting, Inc	280,486
29,444	*	Yahoo!, Inc	1,487,216
122,038	*	Zynga, Inc	324,621

		TOTAL SOFTWARE & SERVICES	5,848,618

TECHNOLOGY HARDWARE & EQUIPMENT - 4.5%
102,558	*	Alcatel-Lucent (ADR)	364,081
6,839	*	Ciena Corp	132,745
51,876		Cisco Systems, Inc	1,442,931
9,720		Corning, Inc	222,879
24,613		EMC Corp	731,991
19,647		Hewlett-Packard Co	788,434
22,231	*	JDS Uniphase Corp	305,009
10,985		Juniper Networks, Inc	245,185

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

6,036	*	Keysight Technologies, Inc	$203,836
45,794		Nokia Corp	359,941
4,162		Seagate Technology, Inc	276,773

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	5,073,805

TELECOMMUNICATION SERVICES - 2.9%
46,817		AT&T, Inc	1,572,583
63,029	e	Frontier Communications Corp	420,403
20,177	*	Level 3 Communications, Inc	996,340
11,287		Telephone & Data Systems, Inc	284,997

		TOTAL TELECOMMUNICATION SERVICES	3,274,323

TRANSPORTATION - 3.1%
10,061		American Airlines Group, Inc	539,571
15,994	*,b,m	AMR Corp (Escrow)	160
16,588		Con-Way, Inc	815,798
12,925		CSX Corp	468,273
2,609		FedEx Corp	453,079
31,861	*	Hertz Global Holdings, Inc	794,613
5,248	*	UAL Corp	351,039
7,812	*,e	UTI Worldwide, Inc	94,291

		TOTAL TRANSPORTATION	3,516,824

UTILITIES - 3.8%
21,316		Centerpoint Energy, Inc	499,434
6,276		Duke Energy Corp	524,297
4,750		Edison International	311,030
21,612		Exelon Corp	801,373
4,304		FirstEnergy Corp	167,813
10,753		NextEra Energy, Inc	1,142,936
11,753		NRG Energy, Inc	316,743
5,216		PG&E Corp	277,700
2,551		Sempra Energy	284,080

		TOTAL UTILITIES	4,325,406

		TOTAL COMMON STOCKS (Cost $93,438,172)	112,365,892

SHORT-TERM INVESTMENTS - 2.2%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.2%
2,421,287	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	2,421,287

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	2,421,287

		TOTAL SHORT-TERM INVESTMENTS (Cost $2,421,287)	2,421,287

		TOTAL INVESTMENTS - 101.9% (Cost $95,859,459)	114,787,179
		OTHER ASSETS & LIABILITIES, NET - (1.9)%	(2,143,747)

		NET ASSETS - 100.0%	$112,643,432

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing.

b	In bankruptcy.

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $2,324,563.

m	Indicates a security that has been deemed illiquid.

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.2%

ASSET MANAGEMENT & CUSTODY BANKS - 1.1%
60,000		NorthStar Asset Management Group, Inc	$1,354,200

		TOTAL ASSET MANAGEMENT & CUSTODY BANKS	1,354,200

DIVERSIFIED REITS - 7.8%
20,000		American Assets Trust,Inc	796,200
40,000		Excel Trust, Inc	535,600
50,000		Retail Opportunities Investment Corp	839,500
195,000		Spirit Realty Capital, Inc	2,318,550
50,000	*	STORE Capital Corp	1,080,500
37,500		Vornado Realty Trust	4,414,125

		TOTAL DIVERSIFIED REITS	9,984,475

HOMEBUILDING - 0.7%
35,000		DR Horton, Inc	885,150

		TOTAL HOMEBUILDING	885,150

HOTELS, RESORTS & CRUISE LINES - 0.2%
20,639	*	Belmond Ltd.	255,304

		TOTAL HOTELS, RESORTS & CRUISE LINES	255,304

INDUSTRIAL REITS - 8.7%
20,000		EastGroup Properties, Inc	1,266,400
127,500		Prologis, Inc	5,486,325
80,000		Rexford Industrial Realty, Inc	1,256,800
55,000		STAG Industrial, Inc	1,347,500
90,000		Terreno Realty Corp	1,856,700

		TOTAL INDUSTRIAL REITS	11,213,725

INTERNET SOFTWARE & SERVICES - 1.2%
7,000		Equinix, Inc	1,587,110

		TOTAL INTERNET SOFTWARE & SERVICES	1,587,110

INVESTMENT BANKING & BROKERAGE - 0.7%
25,000	*	Marcus & Millichap, Inc	831,250

		TOTAL INVESTMENT BANKING & BROKERAGE	831,250

MORTGAGE REITS - 3.2%
20,000		Blackstone Mortgage Trust, Inc	582,800
220,400		Gramercy Property Trust, Inc	1,520,760
70,000		NorthStar Realty Finance Corp	1,230,600
35,000	*	Starwood Property Trust, Inc	813,400

		TOTAL MORTGAGE REITS	4,147,560

OFFICE REITS - 9.9%
40,000		Boston Properties, Inc	5,147,600
50,000		Hudson Pacific Properties	1,503,000
35,000		Kilroy Realty Corp	2,417,450
7,500		Mack-Cali Realty Corp	142,950
30,000		SL Green Realty Corp	3,570,600

		TOTAL OFFICE REITS	12,781,600

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES		COMPANY	VALUE

OTHER DIVERSIFIED FINANCIAL SERVICES - 0.0%
28,800	*,b,m	People’s Choice Financial Corp	$0

		TOTAL OTHER DIVERSIFIED FINANCIAL SERVICES	0

REAL ESTATE DEVELOPMENT - 0.3%
3,000	*	Howard Hughes Corp	391,260

		TOTAL REAL ESTATE DEVELOPMENT	391,260

REAL ESTATE OPERATING COMPANIES - 0.3%
20,000	*	Forest City Enterprises, Inc (Class A)	426,000

		TOTAL REAL ESTATE OPERATING COMPANIES	426,000

REAL ESTATE SERVICES - 1.4%
15,000	*	CBRE Group, Inc	513,750
50,000		Kennedy-Wilson Holdings, Inc	1,265,000

		TOTAL REAL ESTATE SERVICES	1,778,750

RESIDENTIAL REITS - 17.5%
50,000		Apartment Investment & Management Co (Class A)	1,857,500
32,500		AvalonBay Communities, Inc	5,310,175
25,000		Camden Property Trust	1,846,000
35,000		Education Realty Trust, Inc	1,280,650
30,000		Equity Lifestyle Properties, Inc	1,546,500
62,500		Equity Residential	4,490,000
17,500		Essex Property Trust, Inc	3,615,500
25,000		Post Properties, Inc	1,469,250
17,500		Sun Communities, Inc	1,058,050

		TOTAL RESIDENTIAL REITS	22,473,625

RETAIL REITS - 21.6%
32,500		Acadia Realty Trust	1,040,975
35,000		Equity One, Inc	887,600
20,000		Federal Realty Investment Trust	2,669,200
155,000		General Growth Properties, Inc	4,360,150
35,000		Pennsylvania REIT	821,100
42,500		Regency Centers Corp	2,710,650
70,000	p	Simon Property Group, Inc	12,747,700
22,500		Taubman Centers, Inc	1,719,450
50,000		Washington Prime Group, Inc	861,000

		TOTAL RETAIL REITS	27,817,825

SPECIALIZED REITS - 22.6%
35,000		American Tower Corp	3,459,750
25,000		Chatham Lodging Trust	724,250
80,000		CubeSmart	1,765,600
50,000		DiamondRock Hospitality Co	743,500
30,000		Extra Space Storage, Inc	1,759,200
25,000		HCP, Inc	1,100,750
35,000		Health Care REIT, Inc	2,648,450
50,000		Healthcare Trust of America, Inc	1,347,000
72,500		Host Marriott Corp	1,723,325
17,500		Public Storage, Inc	3,234,875
50,000		RLJ Lodging Trust	1,676,500
175,000	*	Strategic Hotels & Resorts, Inc	2,315,250
117,500		Sunstone Hotel Investors, Inc	1,939,925
65,000		Ventas, Inc	4,660,500

		TOTAL SPECIALIZED REITS	29,098,875

		TOTAL COMMON STOCKS (Cost $96,266,411)	125,026,709

		TOTAL INVESTMENTS - 97.2% (Cost $96,266,411)	125,026,709
		OTHER ASSETS & LIABILITIES, NET - 2.8%	3,626,227

		NET ASSETS - 100.0%	$128,652,936

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing.

b	In bankruptcy.

m	Indicates a security that has been deemed illiquid.

p	All or a portion of these securities have been segregated to cover requirements on open written options contracts.

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.1%

AUTOMOBILES & COMPONENTS - 1.3%
12,700		Dana Holding Corp	$276,098
7,629	*	Tenneco, Inc	431,878

		TOTAL AUTOMOBILES & COMPONENTS	707,976

BANKS - 9.0%
3,229		Banner Corp	138,912
13,294		Boston Private Financial Holdings, Inc	179,070
14,630		Brookline Bancorp, Inc	146,739
20,651		Capitol Federal Financial	263,920
13,982		Cathay General Bancorp	357,799
11,990		First Commonwealth Financial Corp	110,548
14,289		FirstMerit Corp	269,919
13,774	e	Home Loan Servicing Solutions Ltd	268,868
29,294		Investors Bancorp, Inc	328,825
25,462	*	MGIC Investment Corp	237,306
23,142		National Penn Bancshares, Inc	243,570
7,300		Old National Bancorp	108,624
9,393		Oritani Financial Corp	144,652
10,669		PrivateBancorp, Inc	356,345
6,472		Prosperity Bancshares, Inc	358,290
15,170		Provident Financial Services, Inc	273,970
8,771		Radian Group, Inc	146,651
7,871		Sterling Bancorp/DE	113,185
9,700		Umpqua Holdings Corp	164,997
8,184		Webster Financial Corp	266,225
9,700	*	Western Alliance Bancorp	269,660

		TOTAL BANKS	4,748,075

CAPITAL GOODS - 8.7%
2,230		Acuity Brands, Inc	312,356
4,301	*	Aerovironment, Inc	117,202
4,079	*	American Woodmark Corp	164,955
6,203		Applied Industrial Technologies, Inc	282,795
3,070		Clarcor, Inc	204,585
6,749		Comfort Systems USA, Inc	115,543
2,000		Cubic Corp	105,280
2,243		Curtiss-Wright Corp	158,333
1,923	*	DXP Enterprises, Inc	97,169
6,897		EMCOR Group, Inc	306,847
2,799		EnerSys	172,754
976		Graco, Inc	78,256
4,030	*	Hexcel Corp	167,205
3,583		John Bean Technologies Corp	117,737
1,605		LB Foster Co (Class A)	77,955
6,400	*	Mastec, Inc	144,704
5,255		Mueller Industries, Inc	179,406
10,624	*	Orbital Sciences Corp	285,679
1,455	*,e	Proto Labs, Inc	97,718
5,391	*,e	Taser International, Inc	142,754
3,450	*	Teledyne Technologies, Inc	354,453
2,408		Tennant Co	173,785
6,263	*	Thermon Group Holdings	151,502
2,000		Toro Co	127,620
2,590		Universal Forest Products, Inc	137,788
3,160	*	WABCO Holdings, Inc	331,105

		TOTAL CAPITAL GOODS	4,605,486

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 3.8%
5,177		ABM Industries, Inc	$148,321
5,235		Herman Miller, Inc	154,066
5,259		HNI Corp	268,525
3,622	*	Huron Consulting Group, Inc	247,709
6,932	*	Korn/Ferry International	199,364
8,894		Rollins, Inc	294,391
10,413	*	TrueBlue, Inc	231,689
3,756		Viad Corp	100,135
5,492	*	WageWorks, Inc	354,619

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,998,819

CONSUMER DURABLES & APPAREL - 1.8%
9,090		Brunswick Corp	465,953
2,600		Columbia Sportswear Co	115,804
9,627	*	CROCS, Inc	120,241
4,620		La-Z-Boy, Inc	124,001
4,501	*	Steven Madden Ltd	143,267

		TOTAL CONSUMER DURABLES & APPAREL	969,266

CONSUMER SERVICES - 4.8%
14,512	*	Belmond Ltd.	179,514
1,000	*	Buffalo Wild Wings, Inc	180,380
2,837		DineEquity, Inc	294,026
1,679		Domino’s Pizza, Inc	158,111
5,945	*	Grand Canyon Education, Inc	277,394
4,545	*	Hyatt Hotels Corp	273,654
2,330		Jack in the Box, Inc	186,307
3,113		Marriott Vacations Worldwide Corp	232,043
2,500	*	Popeyes Louisiana Kitchen, Inc	140,675
12,887		Service Corp International	292,535
3,700		Vail Resorts, Inc	337,181

		TOTAL CONSUMER SERVICES	2,551,820

DIVERSIFIED FINANCIALS - 1.4%
13,481		BGC Partners, Inc (Class A)	123,351
2,819		Cash America International, Inc	63,766
4,438		Evercore Partners, Inc (Class A)	232,418
2,500		iShares Russell 2000 Index Fund	299,175

		TOTAL DIVERSIFIED FINANCIALS	718,710

ENERGY - 3.8%
6,800		Alon USA Energy, Inc	86,156
19,900	*,e	Alpha Natural Resources, Inc	33,233
4,100	*	Bill Barrett Corp	46,699
7,600	*	C&J Energy Services, Inc	100,396
6,227		Delek US Holdings, Inc	169,872
6,500		Green Plains Renewable Energy, Inc	161,070
9,723	*	Helix Energy Solutions Group, Inc	210,989
14,635	*	Kosmos Energy LLC	122,788
6,397	*	Matrix Service Co	142,781
14,914	*	Newpark Resources, Inc	142,280
4,800		Patterson-UTI Energy, Inc	79,632
19,968	*	Pioneer Energy Services Corp	110,623
12,108	*	Renewable Energy Group, Inc	117,569
2,300		St. Mary Land & Exploration Co	88,734
4,076	*	Stone Energy Corp	68,803
1,339		Targa Resources Investments, Inc	142,001
9,099	*	Vaalco Energy, Inc	41,491
3,780		Western Refining, Inc	142,808

		TOTAL ENERGY	2,007,925

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 0.5%
2,800	*	United Natural Foods, Inc	$216,510
958		Weis Markets, Inc	45,812

		TOTAL FOOD & STAPLES RETAILING	262,322

FOOD, BEVERAGE & TOBACCO - 1.5%
9,700		Dean Foods Co	187,986
1,121		Fresh Del Monte Produce, Inc	37,609
1,866		J&J Snack Foods Corp	202,965
2,080	e	Sanderson Farms, Inc	174,772
2,379	*	TreeHouse Foods, Inc	203,476

		TOTAL FOOD, BEVERAGE & TOBACCO	806,808

HEALTH CARE EQUIPMENT & SERVICES - 6.7%
4,320	*	Align Technology, Inc	241,531
10,968	*	AMN Healthcare Services, Inc	214,973
4,200	*	Angiodynamics, Inc	79,842
1,908	*	Anika Therapeutics, Inc	77,732
3,041		Computer Programs & Systems, Inc	184,741
3,375	*	Cyberonics, Inc	187,920
7,254	*	Cynosure, Inc (Class A)	198,905
18,832	*	Five Star Quality Care, Inc	78,153
5,842	*	Globus Medical, Inc	138,864
6,141	*	HealthStream, Inc	181,037
2,560	*	ICU Medical, Inc	209,664
8,281	*	MedAssets, Inc	163,633
4,911	*	Natus Medical, Inc	176,992
5,230	*	NuVasive, Inc	246,647
4,746	*	Omnicell, Inc	157,188
14,689	*	OraSure Technologies, Inc	148,946
5,651	*	PharMerica Corp	117,032
4,473	*	Premier, Inc	149,980
11,477		Quality Systems, Inc	178,926
8,080		Select Medical Holdings Corp	116,352
3,039	*	Thoratec Corp	98,646
1,939	*	WellCare Health Plans, Inc	159,114

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	3,506,818

INSURANCE - 3.1%
5,063		Aspen Insurance Holdings Ltd	221,607
4,000		Assured Guaranty Ltd	103,960
1,400		Endurance Specialty Holdings Ltd	83,776
5,594		HCI Group, Inc	241,885
16,275		Maiden Holdings Ltd	208,157
24,390	*	MBIA, Inc	232,681
5,683		Montpelier Re Holdings Ltd	203,565
10,351	*	Third Point Reinsurance Ltd	149,986
3,993		Validus Holdings Ltd	165,949

		TOTAL INSURANCE	1,611,566

MATERIALS - 5.1%
4,456		A. Schulman, Inc	180,602
1,578		Balchem Corp	105,158
10,500	*	Berry Plastics Group, Inc	331,275
7,386	*	Boise Cascade Co	274,390
9,610	*	Coeur d’Alene Mines Corp	49,107
6,817		Globe Specialty Metals, Inc	117,457
3,840		Innospec, Inc	163,968
4,988		Minerals Technologies, Inc	346,416
3,083		OM Group, Inc	91,873
1,581		Quaker Chemical Corp	145,515

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

11,566	*	Resolute Forest Products	$203,677
3,829	*	RTI International Metals, Inc	96,721
5,889		Schnitzer Steel Industries, Inc (Class A)	132,856
2,537		Sensient Technologies Corp	153,083
4,000	e	US Silica Holdings Inc	102,760
5,983		Worthington Industries, Inc	180,028

		TOTAL MATERIALS	2,674,886

MEDIA - 1.4%
10,419	*	Journal Communications, Inc (Class A)	119,089
3,164		Lamar Advertising Co	169,717
10,160	*	Live Nation, Inc	265,278
7,890		Time, Inc	194,173

		TOTAL MEDIA	748,257

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.4%
4,580	*,e	Acadia Pharmaceuticals, Inc	145,415
891	*	Acceleron Pharma, Inc	34,713
5,920	*	Achillion Pharmaceuticals, Inc	72,520
5,030	*	Acorda Therapeutics, Inc	205,576
13,782	*,e	Affymetrix, Inc	136,028
3,169	*	AMAG Pharmaceuticals, Inc	135,063
1,100	*	ANI Pharmaceuticals, Inc	62,029
11,220	*,e	Arena Pharmaceuticals, Inc	38,933
3,800	*,e	Arrowhead Research Corp	28,044
7,255	*	Cambrex Corp	156,853
2,234	*	Cara Therapeutics Inc	22,273
6,568	*	Catalent, Inc	183,116
1,600	*,e	Celldex Therapeutics, Inc	29,200
2,926	*	Cepheid, Inc	158,414
12,831	*,e	CTI BioPharma Corp	30,281
8,161	*	Cytokinetics, Inc	65,370
12,771	*	Depomed, Inc	205,741
13,594	*	Dyax Corp	191,132
1,811	*,e	Genomic Health, Inc	57,898
7,750	*	Impax Laboratories, Inc	245,520
7,100	*	Infinity Pharmaceuticals, Inc	119,919
4,300	*	Insmed, Inc	66,521
5,680	*,e	Isis Pharmaceuticals, Inc	350,683
1,010	*,e	Karyopharm Therapeutics, Inc	37,804
3,950	*	Lannett Co, Inc	169,376
2,000	*	MacroGenics, Inc	70,140
8,079	*	Medicines Co	223,546
3,856	*	Momenta Pharmaceuticals, Inc	46,426
4,000	*	NPS Pharmaceuticals, Inc	143,080
1,260	*	Parexel International Corp	70,006
2,410	*	PRA Health Sciences, Inc	58,370
6,900	*	Prestige Brands Holdings, Inc	239,568
3,767	*	Prothena Corp plc	78,203
880	*	Puma Biotechnology, Inc	166,558
940	*	Receptos, Inc	115,159
2,335	*	Sagent Pharmaceuticals	58,632
4,675	*,e	Sangamo Biosciences, Inc	71,107
8,700	*,e	Spectrum Pharmaceuticals, Inc	60,291
1,890	*	TESARO, Inc	70,289

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	4,419,797

REAL ESTATE - 8.9%
6,750		Chesapeake Lodging Trust	251,168
27,084		Cousins Properties, Inc	309,299
16,557		CubeSmart	365,413

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

25,878		DiamondRock Hospitality Co	$384,806
10,940		DuPont Fabros Technology, Inc	363,646
3,730		EastGroup Properties, Inc	236,184
5,700		Entertainment Properties Trust	328,491
4,640		Extra Space Storage, Inc	272,090
9,900		LaSalle Hotel Properties	400,653
21,530		Lexington Corporate Properties Trust	236,399
3,484		LTC Properties, Inc	150,404
3,220		Potlatch Corp	134,821
2,389		PS Business Parks, Inc	190,021
17,848		RAIT Investment Trust	136,894
10,490		Retail Opportunities Investment Corp	176,127
1,783		RLJ Lodging Trust	59,784
1,882		Saul Centers, Inc	107,632
4,307		Sovran Self Storage, Inc	375,656
11,267		Sunstone Hotel Investors, Inc	186,018

		TOTAL REAL ESTATE	4,665,506

RETAILING - 3.6%
717	*	America’s Car-Mart, Inc	38,273
2,190	*	Asbury Automotive Group, Inc	166,265
1,209	*	Barnes & Noble, Inc	28,073
3,900	*	Burlington Stores, Inc	184,314
1,731	e	Children’s Place Retail Stores, Inc	98,667
3,500		DSW, Inc (Class A)	130,550
7,620	*	Express Parent LLC	111,938
38,300	*	Office Depot, Inc	328,422
15,670	*	Orbitz Worldwide, Inc	128,964
4,798		Penske Auto Group, Inc	235,438
7,300	*	Select Comfort Corp	197,319
4,700		Stage Stores, Inc	97,290
3,712	*	Zumiez, Inc	143,395

		TOTAL RETAILING	1,888,908

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
3,340	*	Cabot Microelectronics Corp	158,049
5,287	*	Cavium Networks, Inc	326,842
31,830	*	Entropic Communications, Inc	80,530
7,003	*	Integrated Device Technology, Inc	137,259
32,296	*	Lattice Semiconductor Corp	222,519
4,326		Monolithic Power Systems, Inc	215,175
9,432	*	Photronics, Inc	78,380
26,297	*	PMC - Sierra, Inc	240,880
18,175	*	Rambus, Inc	201,561
36,340	*	Silicon Image, Inc	200,597

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,861,792

SOFTWARE & SERVICES - 10.2%
7,290	*	Aspen Technology, Inc	255,296
4,100	*	BroadSoft, Inc	118,982
5,981	*	Cardtronics, Inc	230,747
5,494	*	Constant Contact, Inc	201,630
3,900	*	DealerTrack Holdings, Inc	172,809
4,163	*	Envestnet, Inc	204,570
3,700	*	EPAM Systems, Inc	176,675
3,875	*,e	Everyday Health, Inc	57,156
2,500	*	GrubHub, Inc	90,800
3,541	*	iGate Corp	139,799
4,700	*	Imperva, Inc	232,321
5,607	*	Infoblox, Inc	113,317
15,069	*	Liveperson, Inc	212,473

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

4,408	*	LogMeIn, Inc	$217,491
5,870	*	Manhattan Associates, Inc	239,026
5,949		MAXIMUS, Inc	326,243
1,468	*	MicroStrategy, Inc (Class A)	238,403
9,114		NIC, Inc	163,961
5,976	*	Pegasystems, Inc	124,121
9,530	*	Progress Software Corp	257,501
1,820	*	Proofpoint, Inc	87,779
5,510	*	QLIK Technologies, Inc	170,204
1,600	*	SolarWinds, Inc	79,728
3,100		Solera Holdings, Inc	158,658
3,985		SS&C Technologies Holdings, Inc	233,083
14,544	*	TA Indigo Holding Corp	173,073
800	*	Tableau Software, Inc	67,808
7,500	*	Take-Two Interactive Software, Inc	210,225
8,118	*	TiVo, Inc	96,117
3,002	*	Tyler Technologies, Inc	328,539

		TOTAL SOFTWARE & SERVICES	5,378,535

TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
4,224		Alliance Fiber Optic Products, Inc	61,290
12,170	*	Aruba Networks, Inc	221,251
8,269	*	Benchmark Electronics, Inc	210,363
6,230	*	Ciena Corp	120,924
7,330	*	CommScope Holding Co, Inc	167,344
7,720	*	Immersion Corp	73,109
5,851	*	Plexus Corp	241,120
23,200	*	QLogic Corp	309,024
17,200	*	Ruckus Wireless, Inc	206,744
12,867	*	Sanmina Corp	302,761
28,492	*	Sonus Networks, Inc	113,113
6,340	*	Super Micro Computer, Inc	221,139
2,092	*	Synaptics, Inc	144,013
3,678		SYNNEX Corp	287,472
4,440	*,e	Universal Display Corp	123,210
1,400	*	Zebra Technologies Corp (Class A)	108,374

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,911,251

TELECOMMUNICATION SERVICES - 1.6%
30,900	*	8x8, Inc	283,044
12,655		Inteliquent, Inc	248,418
10,252	*	Premiere Global Services, Inc	108,876
50,915	*	Vonage Holdings Corp	193,986

		TOTAL TELECOMMUNICATION SERVICES	834,324

TRANSPORTATION - 2.4%
4,008		Arkansas Best Corp	185,851
5,999	*	Echo Global Logistics, Inc	175,171
3,700		Landstar System, Inc	268,361
7,804		Matson, Inc	269,394
12,391		Skywest, Inc	164,552
7,400	*	Swift Transportation Co, Inc	211,862

		TOTAL TRANSPORTATION	1,275,191

UTILITIES - 3.1%
7,520		American States Water Co	283,203
8,583		Avista Corp	303,409
5,754		Black Hills Corp	305,192
6,481		California Water Service Group	159,497
4,717		Empire District Electric Co	140,284
2,340		Idacorp, Inc	154,885
4,513		Southwest Gas Corp	278,950

		TOTAL UTILITIES	1,625,420

		TOTAL COMMON STOCKS (Cost $45,350,544)	52,779,458

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 4.0%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.0%
2,114,822	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$2,114,822

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	2,114,822

		TOTAL SHORT-TERM INVESTMENTS (Cost $2,114,822)	2,114,822

		TOTAL INVESTMENTS - 104.1% (Cost $47,465,366)	54,894,280
		OTHER ASSETS & LIABILITIES, NET - (4.1)%	(2,159,971)

		NET ASSETS - 100.0%	$52,734,309

*	Non-income producing.

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $2,041,866.

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 1.9%
650		BorgWarner, Inc	$35,718
70		Delphi Automotive plc	5,090
30,738		Ford Motor Co	476,439
2,462		Harley-Davidson, Inc	162,270
8,297		Johnson Controls, Inc	401,077
292	*	Modine Manufacturing Co	3,971
1,157	*	Tenneco, Inc	65,498
1,097	*	Tesla Motors, Inc	243,984

		TOTAL AUTOMOBILES & COMPONENTS	1,394,047

BANKS - 3.5%
470		Associated Banc-Corp	8,756
196		Bank of Hawaii Corp	11,625
9,729		BB&T Corp	378,361
200		Boston Private Financial Holdings, Inc	2,694
38		Capitol Federal Financial	486
72		Centerstate Banks of Florida, Inc	857
1,091		CIT Group, Inc	52,182
1,775		Comerica, Inc	83,141
22		Community Bank System, Inc	839
69		Cullen/Frost Bankers, Inc	4,874
88		IBERIABANK Corp	5,707
17,438		Keycorp	242,388
2,896		M&T Bank Corp	363,795
528	*	MGIC Investment Corp	4,921
1,477		New York Community Bancorp, Inc	23,632
333		OFG Bancorp	5,544
145		Old National Bancorp	2,158
199		PacWest Bancorp	9,047
18		Peoples Bancorp, Inc	467
189		People’s United Financial, Inc	2,869
5,268		PNC Financial Services Group, Inc	480,600
1,276	*	Popular, Inc	43,448
188		PrivateBancorp, Inc	6,279
355		Provident Financial Services, Inc	6,411
6,559		Radian Group, Inc	109,666
35	*	Signature Bank	4,409
160		Susquehanna Bancshares, Inc	2,149
269	*	SVB Financial Group	31,223
31		TCF Financial Corp	493
50		UMB Financial Corp	2,844
102		United Bankshares, Inc	3,820
12,811		US Bancorp	575,854
107		Webster Financial Corp	3,481
49		Westamerica Bancorporation	2,402
169		Wilshire Bancorp, Inc	1,712
290		Zions Bancorporation	8,268

		TOTAL BANKS	2,487,402

CAPITAL GOODS - 6.7%
4,338		3M Co	712,820
178		A.O. Smith Corp	10,041
103		Actuant Corp (Class A)	2,806
39		Acuity Brands, Inc	5,463
4,742		Ametek, Inc	249,571

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

17		Applied Industrial Technologies, Inc	$775
400	*	ArvinMeritor, Inc	6,060
90		Astec Industries, Inc	3,538
1,187		Barnes Group, Inc	43,931
200		Briggs & Stratton Corp	4,084
1,027	*	Builders FirstSource, Inc	7,056
174		Caterpillar, Inc	15,926
33	*	Chart Industries, Inc	1,129
81	*	Colfax Corp	4,177
2,265		Cummins, Inc	326,545
6,058		Danaher Corp	519,231
4,223		Deere & Co	373,609
644		Dover Corp	46,188
3,579		Eaton Corp	243,229
72		EnerSys	4,444
139	*	Esterline Technologies Corp	15,246
1,660		Fastenal Co	78,950
123		Fluor Corp	7,457
100		Fortune Brands Home & Security, Inc	4,527
710		Graco, Inc	56,928
117	*	Hexcel Corp	4,854
4,743		Illinois Tool Works, Inc	449,162
1,368		Ingersoll-Rand plc	86,718
112		Joy Global, Inc	5,210
245		Lincoln Electric Holdings, Inc	16,927
4,981		Masco Corp	125,521
1,227		Nordson Corp	95,657
1,724		Owens Corning, Inc	61,736
2,930		Paccar, Inc	199,269
313		Pall Corp	31,679
361		Parker Hannifin Corp	46,551
1,081		Pentair plc	71,800
457	*	Polypore International, Inc	21,502
1,788		Precision Castparts Corp	430,693
1,131	*	Quanta Services, Inc	32,109
990		Rockwell Automation, Inc	110,088
205		Rockwell Collins, Inc	17,318
400		Roper Industries, Inc	62,540
55		TAL International Group, Inc	2,396
818		Tennant Co	59,035
355	*	The ExOne Company	5,964
143		Timken Co	6,103
377	*	United Rentals, Inc	38,458
23		Valmont Industries, Inc	2,921
44		W.W. Grainger, Inc	11,215
391	*	WABCO Holdings, Inc	40,969
36	*	WESCO International, Inc	2,744
179		Woodward Governor Co	8,812
86		Xylem, Inc	3,274

		TOTAL CAPITAL GOODS	4,794,956

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
302		Acacia Research (Acacia Technologies)	5,116
2,963	*	ACCO Brands Corp	26,697
93		Corporate Executive Board Co	6,745
245		Deluxe Corp	15,251
837		Dun & Bradstreet Corp	101,244
217		Equifax, Inc	17,549
168		HNI Corp	8,578
73	*	IHS, Inc (Class A)	8,313
190		Interface, Inc	3,129
291		Manpower, Inc	19,838
1,111		R.R. Donnelley & Sons Co	18,670
1,573		Robert Half International, Inc	91,832

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

160	*	RPX Corp	$2,205
282		Tetra Tech, Inc	7,529
1,816		Waste Management, Inc	93,197

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	425,893

CONSUMER DURABLES & APPAREL - 1.1%
200		Callaway Golf Co	1,540
10		Columbia Sportswear Co	445
14	*	Deckers Outdoor Corp	1,275
13		Hasbro, Inc	715
16	*	Iconix Brand Group, Inc	541
5,425		Mattel, Inc	167,877
72	*	Meritage Homes Corp	2,591
95	*	Mohawk Industries, Inc	14,759
200		Movado Group, Inc	5,674
5,443		Nike, Inc (Class B)	523,344
152		Oxford Industries, Inc	8,392
270		Ryland Group, Inc	10,411
71	*	Tempur-Pedic International, Inc	3,899
2		Tupperware Corp	126
366	*	Under Armour, Inc (Class A)	24,851
323		VF Corp	24,193
92		Whirlpool Corp	17,824

		TOTAL CONSUMER DURABLES & APPAREL	808,457

CONSUMER SERVICES - 2.6%
55		Bob Evans Farms, Inc	2,815
200		Brinker International, Inc	11,738
75	*	Chipotle Mexican Grill, Inc (Class A)	51,338
1,063		Choice Hotels International, Inc	59,549
932		Darden Restaurants, Inc	54,643
13		DineEquity, Inc	1,347
128		Domino’s Pizza, Inc	12,054
60		Dunkin Brands Group, Inc	2,559
3,895		Marriott International, Inc (Class A)	303,927
6,259		McDonald’s Corp	586,468
4,705	*	MGM Mirage	100,593
111	*	Popeyes Louisiana Kitchen, Inc	6,246
333		Royal Caribbean Cruises Ltd	27,449
1,081	*	Ruby Tuesday, Inc	7,394
177		Sonic Corp	4,820
6,116		Starbucks Corp	501,818
1,429		Starwood Hotels & Resorts Worldwide, Inc	115,849
6		Vail Resorts, Inc	547
91	*	Weight Watchers International, Inc	2,261

		TOTAL CONSUMER SERVICES	1,853,415

DIVERSIFIED FINANCIALS - 7.3%
6,453		American Express Co	600,387
12,051		Bank of New York Mellon Corp	488,909
1,381		BlackRock, Inc	493,790
5,781		Capital One Financial Corp	477,222
14,905		Charles Schwab Corp	449,982
3,291		CME Group, Inc	291,747
34	*	Credit Acceptance Corp	4,638
6,202		Discover Financial Services	406,169
6,734		Franklin Resources, Inc	372,862
221	*	Green Dot Corp	4,528
1,429		Intercontinental Exchange Group, Inc	313,365
5,317		Invesco Ltd	210,128
466		Janus Capital Group, Inc	7,517
566		Legg Mason, Inc	30,207

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

785		NASDAQ OMX Group, Inc	$37,649
5,396		Northern Trust Corp	363,690
176	*	PHH Corp	4,217
5,566		State Street Corp	436,931
2,930		T Rowe Price Group, Inc	251,570

		TOTAL DIVERSIFIED FINANCIALS	5,245,508

ENERGY - 7.2%
3,448		Apache Corp	216,086
767		Baker Hughes, Inc	43,006
113	*	C&J Energy Services, Inc	1,493
1,826	*	Cameron International Corp	91,209
56		CARBO Ceramics, Inc	2,243
136	*	Carrizo Oil & Gas, Inc	5,658
1,640	*	Cheniere Energy, Inc	115,456
1,000		Cimarex Energy Co	106,000
2,376	*	Clean Energy Fuels Corp	11,868
299	*	Concho Resources, Inc	29,825
433	*	Contango Oil & Gas Co	12,661
3,008	*	Continental Resources, Inc	115,387
54		Denbury Resources, Inc	439
4,666		Devon Energy Corp	285,606
4,762		EOG Resources, Inc	438,437
2,342		EQT Corp	177,289
49		Exterran Holdings, Inc	1,596
25	*	FMC Technologies, Inc	1,171
66	*	Geospace Technologies Corp	1,749
3,941		Hess Corp	290,925
2,038	*	ION Geophysical Corp	5,604
344	*	Key Energy Services, Inc	574
8,202		Marathon Oil Corp	232,035
4,168		Marathon Petroleum Corp	376,204
22	*	Matrix Service Co	491
5,023		National Oilwell Varco, Inc	329,157
103	*	Natural Gas Services Group, Inc	2,373
2,152		Noble Corp plc	35,659
3,833		Noble Energy, Inc	181,799
230	*	Northern Oil And Gas, Inc	1,300
269	*	Oasis Petroleum, Inc	4,449
4,516		Occidental Petroleum Corp	364,035
4		Oceaneering International, Inc	235
2	*	Oil States International, Inc	98
1,573		Oneok, Inc	78,320
3	*	PDC Energy, Inc	124
415	*	Petroquest Energy, Inc	1,552
4,571		Phillips 66	327,741
1,740		Pioneer Natural Resources Co	258,999
1,028		Questar Market Resources, Inc	20,786
12		Range Resources Corp	641
233	*	Rex Energy Corp	1,188
5	*	SEACOR Holdings, Inc	369
1,768	*	Southwestern Energy Co	48,249
9,859		Spectra Energy Corp	357,882
731		St. Mary Land & Exploration Co	28,202
893		Superior Energy Services	17,994
81		Tesoro Corp	6,022
377	*	Ultra Petroleum Corp	4,961
278	*	Unit Corp	9,480
10,354	*	Weatherford International Ltd	118,553
3,337		Western Refining, Inc	126,072
2,267	*	Whiting Petroleum Corp	74,811
4,686		Williams Cos, Inc	210,589

		TOTAL ENERGY	5,174,652

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.1%
3,726		Kroger Co	$239,246
3,254		Safeway, Inc	114,280
128		Spartan Stores, Inc	3,346
8,404		Sysco Corp	333,555
1,847		Whole Foods Market, Inc	93,126

		TOTAL FOOD & STAPLES RETAILING	783,553

FOOD, BEVERAGE & TOBACCO - 3.5%
286		Bunge Ltd	26,000
2,696		Campbell Soup Co	118,624
1,284		ConAgra Foods, Inc	46,584
151	*	Darling International, Inc	2,742
302		Dr Pepper Snapple Group, Inc	21,647
127		Flowers Foods, Inc	2,437
7,720		General Mills, Inc	411,708
41		Hormel Foods Corp	2,136
413		J.M. Smucker Co	41,705
5,263		Kellogg Co	344,411
801		Keurig Green Mountain, Inc	106,048
1,534		Kraft Foods Group, Inc	96,121
771		Mead Johnson Nutrition Co	77,516
12,385		Mondelez International, Inc	449,885
8,355		PepsiCo, Inc	790,049
86		Tootsie Roll Industries, Inc	2,636

		TOTAL FOOD, BEVERAGE & TOBACCO	2,540,249

HEALTH CARE EQUIPMENT & SERVICES - 4.0%
12,239		Abbott Laboratories	551,000
4,791		Aetna, Inc	425,585
79	*	Align Technology, Inc	4,417
648	*	Amedisys, Inc	19,019
67		AmerisourceBergen Corp	6,041
55	*	Amsurg Corp	3,010
142	*	athenahealth, Inc	20,689
3,144		Becton Dickinson & Co	437,519
860	*	BioScrip, Inc	6,011
386	*	Brookdale Senior Living, Inc	14,155
1,016		Cardinal Health, Inc	82,022
579	*	Centene Corp	60,129
275	*	Cerner Corp	17,781
41		Chemed Corp	4,332
1,981		Cigna Corp	203,865
111	*	DaVita, Inc	8,407
55		Dentsply International, Inc	2,930
121	*	Edwards Lifesciences Corp	15,413
434	*	ExamWorks Group, Inc	18,050
314	*	Gentiva Health Services, Inc	5,982
85	*	Greatbatch, Inc	4,190
147	*	Henry Schein, Inc	20,014
84	*	HMS Holdings Corp	1,776
1,316		Humana, Inc	189,017
418	*	Idexx Laboratories, Inc	61,977
599	*	Inverness Medical Innovations, Inc	22,762
548	*	LifePoint Hospitals, Inc	39,407
7,871		Medtronic, Inc	568,286
534	*	Molina Healthcare, Inc	28,585
70	*	MWI Veterinary Supply, Inc	11,894
61		Owens & Minor, Inc	2,142
905		Patterson Cos, Inc	43,530
35	*	Sirona Dental Systems, Inc	3,058

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

193	*	Vocera Communications, Inc	$2,011

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	2,905,006

HOUSEHOLD & PERSONAL PRODUCTS - 3.2%
171		Avon Products, Inc	1,606
5		Clorox Co	521
7,350		Colgate-Palmolive Co	508,546
2,118		Estee Lauder Cos (Class A)	161,392
3,102		Herbalife Ltd	116,945
3,412		Kimberly-Clark Corp	394,222
350	*	Medifast, Inc	11,742
165		Nu Skin Enterprises, Inc (Class A)	7,211
12,341		Procter & Gamble Co	1,124,142

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,326,327

INSURANCE - 5.7%
3,692		ACE Ltd	424,137
6,079		Aflac, Inc	371,366
105		Arthur J. Gallagher & Co	4,943
959		Aspen Insurance Holdings Ltd	41,976
239		Axis Capital Holdings Ltd	12,211
8,056	*	Berkshire Hathaway, Inc (Class B)	1,209,608
3,814		Chubb Corp	394,635
2,825		Hartford Financial Services Group, Inc	117,774
1,559		Marsh & McLennan Cos, Inc	89,237
161		PartnerRe Ltd	18,375
395		Platinum Underwriters Holdings Ltd	29,001
3,647		Principal Financial Group	189,425
14		ProAssurance Corp	632
9,489		Progressive Corp	256,108
5,132		Prudential Financial, Inc	464,241
40		RenaissanceRe Holdings Ltd	3,889
124		Stewart Information Services Corp	4,593
4,523		Travelers Cos, Inc	478,759
104		Willis Group Holdings plc	4,660

		TOTAL INSURANCE	4,115,570

MATERIALS - 4.4%
3,089		Air Products & Chemicals, Inc	445,526
47		Aptargroup, Inc	3,142
1,830		Avery Dennison Corp	94,940
611		Ball Corp	41,652
6		Bemis Co, Inc	271
64		Carpenter Technology Corp	3,152
456		Celanese Corp (Series A)	27,342
699	*	Century Aluminum Co	17,056
18	*	Clearwater Paper Corp	1,234
1,284		Commercial Metals Co	20,916
110		Compass Minerals International, Inc	9,551
92		Domtar Corp	3,700
344		Eastman Chemical Co	26,096
3,569		Ecolab, Inc	373,032
265	*	Flotek Industries, Inc	4,963
695		H.B. Fuller Co	30,948
182		Innophos Holdings, Inc	10,638
72		International Flavors & Fragrances, Inc	7,298
2,624		International Paper Co	140,594
97	*	Landec Corp	1,340
1,627	*	Louisiana-Pacific Corp	26,943
4,212		LyondellBasell Industries AF S.C.A	334,391
2,132		MeadWestvaco Corp	94,640
394		Minerals Technologies, Inc	27,363
1,185		Mosaic Co	54,095

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

5,754		Nucor Corp	$282,234
634	*	Owens-Illinois, Inc	17,112
121		PolyOne Corp	4,587
3,153		Praxair, Inc	408,503
102		Reliance Steel & Aluminum Co	6,250
394	*	Resolute Forest Products	6,938
108		Rock-Tenn Co (Class A)	6,586
124		Rockwood Holdings, Inc	9,771
1,512		Royal Gold, Inc	94,802
157		Sealed Air Corp	6,662
209		Sherwin-Williams Co	54,975
2,186		Sigma-Aldrich Corp	300,072
586	*	Stillwater Mining Co	8,638
580		Valspar Corp	50,158
79		Wausau Paper Corp	898
2,846		Worthington Industries, Inc	85,636

		TOTAL MATERIALS	3,144,645

MEDIA - 3.2%
1,779		Cablevision Systems Corp (Class A)	36,719
156		Cinemark Holdings, Inc	5,550
1,162		Clear Channel Outdoor Holdings, Inc (Class A)	12,306
1,337	*	DIRECTV	115,918
4,123	*	Discovery Communications, Inc (Class A)	142,037
5,307	*	Discovery Communications, Inc (Class C)	178,952
496	*	DreamWorks Animation SKG, Inc (Class A)	11,076
83		John Wiley & Sons, Inc (Class A)	4,917
2,567	*	Journal Communications, Inc (Class A)	29,341
5,661	*	Liberty Global plc	273,483
4,948	*	Liberty Global plc (Class A)	248,414
41,020	*	McClatchy Co (Class A)	136,186
2,180		New York Times Co (Class A)	28,820
149		Scripps Networks Interactive (Class A)	11,215
610		Sinclair Broadcast Group, Inc (Class A)	16,690
3,056		Time Warner Cable, Inc	464,695
6,960		Time Warner, Inc	594,523

		TOTAL MEDIA	2,310,842

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.7%
702	*	Affymetrix, Inc	6,929
3,910		Agilent Technologies, Inc	160,075
1,443	*	Akorn, Inc	52,237
936	*	Alexion Pharmaceuticals, Inc	173,188
4,504		Amgen, Inc	717,442
658	*	Auxilium Pharmaceuticals, Inc	22,625
936	*	AVANIR Pharmaceuticals, Inc	15,865
1,814	*	Biogen Idec, Inc	615,762
24		Bio-Techne Corp	2,218
242	*	Bluebird Bio, Inc	22,196
11,278		Bristol-Myers Squibb Co	665,740
541	*	Cambrex Corp	11,696
555	*	Cepheid, Inc	30,048
1,912	*	Depomed, Inc	30,802
2,579	*	Endo International plc	185,997
8,103	*	Gilead Sciences, Inc	763,789
11,929		Johnson & Johnson	1,247,416
6,614	*	MannKind Corp	34,492
14,855		Merck & Co, Inc	843,615
23	*	Mettler-Toledo International, Inc	6,957
2,535	*	Nektar Therapeutics	39,293
2,037	*	Opko Health, Inc	20,350
7,568	*	Orexigen Therapeutics, Inc	45,862
122		PerkinElmer, Inc	5,335

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,256	*	Sangamo Biosciences, Inc	$19,104
1,223	*	Sarepta Therapeutics, Inc	17,697
1,486		Thermo Electron Corp	186,181
165	*	United Therapeutics Corp	21,366
1,658	*	Vertex Pharmaceuticals, Inc	196,970
3,463	*	Vivus, Inc	9,973
640	*	Waters Corp	72,141
1,828	*	Xenoport, Inc	16,032
644		Zoetis Inc	27,711

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	6,287,104

REAL ESTATE - 4.2%
203		American Campus Communities, Inc	8,396
4,626		American Tower Corp	457,280
16,129		Annaly Capital Management, Inc	174,355
1,224		Boston Properties, Inc	157,517
1,999	*	CBRE Group, Inc	68,466
3,476		Crown Castle International Corp	273,561
64		Digital Realty Trust, Inc	4,243
165		Douglas Emmett, Inc	4,686
1,687		Duke Realty Corp	34,077
29		Equity One, Inc	735
1,322		Equity Residential	94,972
3,064		First Industrial Realty Trust, Inc	62,996
5,733		HCP, Inc	252,424
1,086		Health Care REIT, Inc	82,178
89		Healthcare Realty Trust, Inc	2,431
7,799		Host Marriott Corp	185,382
1,389		Iron Mountain, Inc	53,699
15		Jones Lang LaSalle, Inc	2,249
14		Kilroy Realty Corp	967
325		Liberty Property Trust	12,230
554		Macerich Co	46,209
213		Mid-America Apartment Communities, Inc	15,907
5,524		Prologis, Inc	237,698
930		Ryman Hospitality Properties	49,048
2,660		Simon Property Group, Inc	484,412
988		Ventas, Inc	70,840
1,458		Vornado Realty Trust	171,621
17		Washington REIT	470
149		Weyerhaeuser Co	5,348

		TOTAL REAL ESTATE	3,014,397

RETAILING - 4.4%
77		Aaron’s, Inc	2,354
1,224		American Eagle Outfitters, Inc	16,989
316	*	Ann Taylor Stores Corp	11,528
473	*	AutoZone, Inc	292,839
149	*	Barnes & Noble, Inc	3,460
2,175	*	Bed Bath & Beyond, Inc	165,670
1,355		Best Buy Co, Inc	52,818
62	*	Cabela’s, Inc	3,268
852	*	Carmax, Inc	56,726
8		Chico’s FAS, Inc	130
6		GameStop Corp (Class A)	203
5,233		Gap, Inc	220,362
45	*	Genesco, Inc	3,448
2,715		Genuine Parts Co	289,337
259		GNC Holdings, Inc	12,163
270		HSN, Inc	20,520
2,687		Kohl’s Corp	164,014
7,799	*	Liberty Interactive Corp	229,446

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

202	*	LKQ Corp	$5,680
8,719		Lowe’s Companies, Inc	599,867
2,077		Macy’s, Inc	136,563
16		Men’s Wearhouse, Inc	706
206	*	NetFlix, Inc	70,372
701		Nordstrom, Inc	55,652
1,890	*	Office Depot, Inc	16,207
1,120	*	Orbitz Worldwide, Inc	9,218
69	*	Outerwall, Inc	5,190
4		Petsmart, Inc	325
278		Pier 1 Imports, Inc	4,281
160		Ross Stores, Inc	15,082
503	*	Shutterfly, Inc	20,973
5,903		Staples, Inc	106,962
135		Tiffany & Co	14,426
7,208		TJX Companies, Inc	494,325
1,078	*	TripAdvisor, Inc	80,483
7		Williams-Sonoma, Inc	530

		TOTAL RETAILING	3,182,117

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
652	*	Advanced Micro Devices, Inc	1,741
109		Analog Devices, Inc	6,052
18,830		Applied Materials, Inc	469,244
125	*	Cirrus Logic, Inc	2,946
25,349		Intel Corp	919,915
227		Lam Research Corp	18,010
111		Microchip Technology, Inc	5,007
5,688	*	ON Semiconductor Corp	57,619
1,075	*	SunPower Corp	27,767
315		Teradyne, Inc	6,234
9,869		Texas Instruments, Inc	527,646
419	*	Triquint Semiconductor, Inc	11,544

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,053,725

SOFTWARE & SERVICES - 10.1%
5,723		Accenture plc	511,121
5,822	*	Adobe Systems, Inc	423,259
882	*	Angie’s List, Inc	5,495
2,386	*	AOL, Inc	110,162
2,129	*	Autodesk, Inc	127,868
1,228		Broadridge Financial Solutions, Inc	56,709
5,119		CA, Inc	155,874
191	*	Cadence Design Systems, Inc	3,623
7,980	*	Cognizant Technology Solutions Corp (Class A)	420,227
148	*	comScore, Inc	6,872
155		Convergys Corp	3,157
49		Factset Research Systems, Inc	6,897
54		Fair Isaac Corp	3,904
239	*	Fortinet, Inc	7,328
3,848	*	Glu Mobile, Inc	15,007
1,504	*	Google, Inc	791,706
1,484	*	Google, Inc (Class A)	787,499
515	*	HomeAway, Inc	15,337
883	*	Informatica Corp	33,673
5,006		International Business Machines Corp	803,163
4,177		Intuit, Inc	385,078
162		j2 Global, Inc	10,044
533	*	Liquidity Services, Inc	4,355
180	*	Marketo, Inc	5,890
399		Mercadolibre, Inc	50,940
1,680	*	Monster Worldwide, Inc	7,762

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

55	*	NetSuite, Inc	$6,004
189	*	NeuStar, Inc (Class A)	5,254
18,538		Oracle Corp	833,654
656	*	Rackspace Hosting, Inc	30,707
233	*	Rally Software Development Corp	2,649
6,804	*	Salesforce.com, Inc	403,545
233	*	ServiceSource International LLC	1,090
123	*	SolarWinds, Inc	6,129
10,112		Symantec Corp	259,423
118	*	Syntel, Inc	5,308
214	*	Teradata Corp	9,347
67	*	Ultimate Software Group, Inc	9,837
150	*	Unisys Corp	4,422
441	*	Workday, Inc	35,990
28,005		Xerox Corp	388,149
10,178	*	Yahoo!, Inc	514,091

		TOTAL SOFTWARE & SERVICES	7,268,549

TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
1,143	*	Aruba Networks, Inc	20,780
41		Belden CDT, Inc	3,231
147	*	Benchmark Electronics, Inc	3,740
2,407		Black Box Corp	57,527
29,025		Cisco Systems, Inc	807,330
42	*	Cognex Corp	1,736
3,600		Corning, Inc	82,548
2,104	*	Cray, Inc	72,546
9	*	DTS, Inc	277
17,937		EMC Corp	533,446
1,050	*	Finisar Corp	20,381
707	*	Flextronics International Ltd	7,904
14,945		Hewlett-Packard Co	599,743
550	*	Ingram Micro, Inc (Class A)	15,202
169		InterDigital, Inc	8,940
306	*	IPG Photonics Corp	22,926
14	*	Itron, Inc	592
462		Jabil Circuit, Inc	10,085
554		Lexmark International, Inc (Class A)	22,864
2,042		Motorola, Inc	136,977
60	*	Netgear, Inc	2,135
18		Plantronics, Inc	954
494	*	QLogic Corp	6,580
9,257		Qualcomm, Inc	688,073
227	*	RealD, Inc	2,679
2,713		Seagate Technology, Inc	180,414
172	*	Super Micro Computer, Inc	5,999
26	*	Tech Data Corp	1,644
184	*	TTM Technologies, Inc	1,386
87	*	Universal Display Corp	2,414
74	*	Vishay Precision Group, Inc	1,270

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	3,322,323

TELECOMMUNICATION SERVICES - 2.2%
9,478		CenturyTel, Inc	375,139
1,541	*	Cincinnati Bell, Inc	4,916
705	*	Level 3 Communications, Inc	34,813
50,672	*	Sprint Corp	210,289
19,699		Verizon Communications, Inc	921,519
1,213	*	Vonage Holdings Corp	4,621

		TOTAL TELECOMMUNICATION SERVICES	1,551,297

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 3.2%
2,030		Alaska Air Group, Inc	$121,313
8		Allegiant Travel Co	1,203
903	*	Avis Budget Group, Inc	59,896
6		CH Robinson Worldwide, Inc	449
11,446		CSX Corp	414,689
34	*	Genesee & Wyoming, Inc (Class A)	3,057
2,704		Norfolk Southern Corp	296,386
6		Ryder System, Inc	557
8,610		Southwest Airlines Co	364,375
3,531		Union Pacific Corp	420,648
5,255		United Parcel Service, Inc (Class B)	584,198

		TOTAL TRANSPORTATION	2,266,771

UTILITIES - 3.6%
184		American States Water Co	6,929
102		American Water Works Co, Inc	5,437
2,528	*	Calpine Corp	55,945
2,497		Centerpoint Energy, Inc	58,505
3,637		Cleco Corp	198,362
4,677		Consolidated Edison, Inc	308,729
2,949		Duke Energy Corp	246,359
57		Integrys Energy Group, Inc	4,437
4		ITC Holdings Corp	162
103		MDU Resources Group, Inc	2,420
886		MGE Energy, Inc	40,410
110		New Jersey Resources Corp	6,732
4,575		NextEra Energy, Inc	486,277
6,329		NiSource, Inc	268,476
3,345		Northeast Utilities	179,024
8,717		Pepco Holdings, Inc	234,749
2,043		Piedmont Natural Gas Co, Inc	80,515
3		Pinnacle West Capital Corp	205
326		Public Service Enterprise Group, Inc	13,500
2,619		Sempra Energy	291,652
211		SJW Corp	6,777
478		South Jersey Industries, Inc	28,168
926		TECO Energy, Inc	18,974
280		WGL Holdings, Inc	15,294
414		Wisconsin Energy Corp	21,834
1,100		Xcel Energy, Inc	39,512

		TOTAL UTILITIES	2,619,384

		TOTAL COMMON STOCKS (Cost $48,346,526)	71,876,189

		TOTAL INVESTMENTS - 99.9% (Cost $48,346,526)	71,876,189
		OTHER ASSETS & LIABILITIES, NET - 0.1%	91,081

		NET ASSETS - 100.0%	$71,967,270

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing.

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.1%
1,089	*	American Axle & Manufacturing Holdings, Inc	$24,601
3,214		BorgWarner, Inc	176,609
852		Cooper Tire & Rubber Co	29,522
183	*	Cooper-Standard Holding, Inc	10,592
2,343		Dana Holding Corp	50,937
376	*,e	Dorman Products, Inc	18,150
317		Drew Industries, Inc	16,189
732	*	Federal Mogul Corp (Class A)	11,778
55,571		Ford Motor Co	861,350
150	*	Fox Factory Holding Corp	2,435
280	*	Fuel Systems Solutions, Inc	3,063
22,650		General Motors Co	790,712
2,172		Gentex Corp	78,474
607	*	Gentherm, Inc	22,228
3,952		Goodyear Tire & Rubber Co	112,909
3,057		Harley-Davidson, Inc	201,487
9,362		Johnson Controls, Inc	452,559
1,159		Lear Corp	113,675
671	*	Modine Manufacturing Co	9,126
364	*	Motorcar Parts of America, Inc	11,317
180	e	Remy International, Inc	3,766
113	*	Shiloh Industries, Inc	1,777
355		Spartan Motors, Inc	1,867
260		Standard Motor Products, Inc	9,911
449	*	Stoneridge, Inc	5,774
47		Strattec Security Corp	3,881
280		Superior Industries International, Inc	5,541
817	*	Tenneco, Inc	46,250
1,368	*,e	Tesla Motors, Inc	304,257
632		Thor Industries, Inc	35,310
428	*	Tower International, Inc	10,935
1,599	*	TRW Automotive Holdings Corp	164,457
654	*	Visteon Corp	69,886
510		Winnebago Industries, Inc	11,098

		TOTAL AUTOMOBILES & COMPONENTS	3,672,423

BANKS - 6.0%
180		1st Source Corp	6,176
98		American National Bankshares, Inc	2,431
337		Ameris Bancorp	8,641
77		Ames National Corp	1,997
430		Apollo Residential Mortgage	6,781
114	e	Arrow Financial Corp	3,134
2,146		Associated Banc-Corp	39,980
1,174		Astoria Financial Corp	15,685
110	e	Banc of California, Inc	1,262
130		Bancfirst Corp	8,241
399		Banco Latinoamericano de Exportaciones S.A. (Class E)	12,010
1,288		Bancorpsouth, Inc	28,993
838		Bank Mutual Corp	5,749
150,892		Bank of America Corp	2,699,458
868		Bank of Hawaii Corp	51,481
70		Bank of Kentucky Financial Corp	3,379
61		Bank of Marin Bancorp	3,208
1,349		Bank of the Ozarks, Inc	51,154

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

300		BankFinancial Corp	$3,558
1,410		BankUnited	40,848
263		Banner Corp	11,314
9,991		BB&T Corp	388,550
982		BBCN Bancorp, Inc	14,121
115	*	BBX Capital Corp	1,892
1,193	*	Beneficial Mutual Bancorp, Inc	14,638
337		Berkshire Hills Bancorp, Inc	8,984
303	*	Blue Hills Bancorp, Inc	4,115
233		BNC Bancorp	4,010
190	*	BofI Holding, Inc	14,784
606	e	BOK Financial Corp	36,384
1,073		Boston Private Financial Holdings, Inc	14,453
156		Bridge Bancorp, Inc	4,173
132	*	Bridge Capital Holdings	2,954
771		Brookline Bancorp, Inc	7,733
86		Bryn Mawr Bank Corp	2,692
87		Camden National Corp	3,466
321	*	Capital Bank Financial Corp	8,603
101		Capital City Bank Group, Inc	1,570
3,240		Capitol Federal Financial	41,407
286		Cardinal Financial Corp	5,671
333	*	Cascade Bancorp	1,728
1,068		Cathay General Bancorp	27,330
477		Centerstate Banks of Florida, Inc	5,681
188		Central Pacific Financial Corp	4,042
47		Century Bancorp, Inc	1,883
301		Charter Financial Corp	3,446
401		Chemical Financial Corp	12,287
2,768		CIT Group, Inc	132,393
43,628		Citigroup, Inc	2,360,711
167		Citizens & Northern Corp	3,452
1,942		Citizens Financial Group, Inc	48,278
211	e	City Holding Co	9,818
647		City National Corp	52,284
109		Clifton Bancorp, Inc	1,481
194		CNB Financial Corp	3,589
395		CoBiz, Inc	5,186
674		Columbia Banking System, Inc	18,609
2,437		Comerica, Inc	114,149
1,536		Commerce Bancshares, Inc	66,801
628		Community Bank System, Inc	23,946
200		Community Trust Bancorp, Inc	7,322
130	*	CommunityOne Bancorp	1,488
295		ConnectOne Bancorp, Inc	5,605
134	*	CU Bancorp	2,906
922		Cullen/Frost Bankers, Inc	65,130
342	*	Customers Bancorp, Inc	6,655
1,421		CVB Financial Corp	22,764
808		Dime Community Bancshares	13,154
288	*	Eagle Bancorp, Inc	10,230
1,924		East West Bancorp, Inc	74,478
100		Enterprise Bancorp, Inc	2,525
265		Enterprise Financial Services Corp	5,228
158		ESB Financial Corp	2,993
559	*	Essent Group Ltd	14,372
1,060		EverBank Financial Corp	20,204
115		Federal Agricultural Mortgage Corp (Class C)	3,489
222		Fidelity Southern Corp	3,576
11,409		Fifth Third Bancorp	232,458
126		Financial Institutions, Inc	3,169
264		First Bancorp (NC)	4,876
1,398	*	First Bancorp (Puerto Rico)	8,206
107		First Bancorp, Inc	1,936

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

972		First Busey Corp	$6,328
53		First Business Financial Services, Inc	2,539
154		First Citizens Bancshares, Inc (Class A)	38,930
1,229		First Commonwealth Financial Corp	11,331
189		First Community Bancshares, Inc	3,113
406		First Connecticut Bancorp	6,626
120		First Defiance Financial Corp	4,087
747		First Financial Bancorp	13,887
1,236	e	First Financial Bankshares, Inc	36,932
188		First Financial Corp	6,697
200		First Financial Northwest, Inc	2,408
3,378		First Horizon National Corp	45,873
243		First Interstate Bancsystem, Inc	6,760
557		First Merchants Corp	12,672
1,128		First Midwest Bancorp, Inc	19,300
200	*	First NBC Bank Holding Co	7,040
4,768		First Niagara Financial Group, Inc	40,194
162		First of Long Island Corp	4,596
1,846		First Republic Bank	96,214
2,172		FirstMerit Corp	41,029
255	*	Flagstar Bancorp, Inc	4,011
358		Flushing Financial Corp	7,257
2,437		FNB Corp	32,461
185		Fox Chase Bancorp, Inc	3,084
170	*	Franklin Financial Corp	3,601
2,742		Fulton Financial Corp	33,891
177		German American Bancorp, Inc	5,402
999		Glacier Bancorp, Inc	27,742
135		Great Southern Bancorp, Inc	5,355
237	*	Great Western Bancorp, Inc	5,401
185		Guaranty Bancorp	2,671
222	*	Hampton Roads Bankshares, Inc	373
1,231		Hancock Holding Co	37,792
554		Hanmi Financial Corp	12,083
211		Heartland Financial USA, Inc	5,718
279		Heritage Commerce Corp	2,464
221		Heritage Financial Corp	3,879
260		Heritage Oaks Bancorp	2,181
726		Home Bancshares, Inc	23,348
958	e	Home Loan Servicing Solutions Ltd	18,700
108		HomeStreet, Inc	1,880
265	*	HomeTrust Bancshares, Inc	4,415
123		Horizon Bancorp	3,215
7,093		Hudson City Bancorp, Inc	71,781
171		Hudson Valley Holding Corp	4,644
11,104		Huntington Bancshares, Inc	116,814
463		IBERIABANK Corp	30,026
321		Independent Bank Corp (MA)	13,742
308		Independent Bank Corp (MI)	4,019
123		Independent Bank Group, Inc	4,804
730		International Bancshares Corp	19,374
4,963		Investors Bancorp, Inc	55,710
54,167		JPMorgan Chase & Co	3,389,771
227	*,e	Kearny Financial Corp	3,121
12,832		Keycorp	178,365
204	*	Ladder Capital Corp	4,000
509		Lakeland Bancorp, Inc	5,955
350		Lakeland Financial Corp	15,215
426		LegacyTexas Financial Group, Inc	10,160
2,011		M&T Bank Corp	252,622
351		Macatawa Bank Corp	1,909
216		MainSource Financial Group, Inc	4,519
891		MB Financial, Inc	29,278
226		Mercantile Bank Corp	4,751

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

60		Merchants Bancshares, Inc	$1,838
291	*	Meridian Bancorp, Inc	3,265
4,541	*	MGIC Investment Corp	42,322
112		Midsouth Bancorp, Inc	1,942
90		MidWestOne Financial Group, Inc	2,593
684		National Bank Holdings Corp	13,276
84	e	National Bankshares, Inc	2,553
1,529		National Penn Bancshares, Inc	16,093
422	*,e	Nationstar Mortgage Holdings, Inc	11,896
586		NBT Bancorp, Inc	15,394
6,269	e	New York Community Bancorp, Inc	100,304
451	*	NewBridge Bancorp	3,928
644	*	NMI Holdings, Inc	5,880
1,196		Northfield Bancorp, Inc	17,701
80		Northrim BanCorp, Inc	2,099
1,214		Northwest Bancshares, Inc	15,211
180		OceanFirst Financial Corp	3,085
1,434	*,e	Ocwen Financial Corp	21,653
596	e	OFG Bancorp	9,923
112		Old Line Bancshares, Inc	1,772
1,471		Old National Bancorp	21,888
670		Oritani Financial Corp	10,318
241		Pacific Continental Corp	3,417
208	*	Pacific Premier Bancorp, Inc	3,605
1,617		PacWest Bancorp	73,509
275	e	Park National Corp	24,332
360		Park Sterling Bank	2,646
139		Peapack Gladstone Financial Corp	2,580
47		Penns Woods Bancorp, Inc	2,315
164	*	Pennsylvania Commerce Bancorp, Inc	4,251
165	*	PennyMac Financial Services, Inc	2,855
146		Peoples Bancorp, Inc	3,786
101	e	Peoples Financial Services Corp	5,018
4,161	e	People’s United Financial, Inc	63,164
477		Pinnacle Financial Partners, Inc	18,861
7,811		PNC Financial Services Group, Inc	712,598
1,355	*	Popular, Inc	46,138
147		Preferred Bank	4,100
961		PrivateBancorp, Inc	32,097
935		Prosperity Bancshares, Inc	51,762
753		Provident Financial Services, Inc	13,599
2,562		Radian Group, Inc	42,837
20,192		Regions Financial Corp	213,228
323		Renasant Corp	9,344
120		Republic Bancorp, Inc (Class A)	2,966
415	*,e	Republic First Bancorp, Inc	1,556
300		S&T Bancorp, Inc	8,943
336		Sandy Spring Bancorp, Inc	8,763
180	*	Seacoast Banking Corp of Florida	2,475
163		Sierra Bancorp	2,862
719	*	Signature Bank	90,565
207		Simmons First National Corp (Class A)	8,415
337		South State Corp	22,606
291		Southside Bancshares, Inc	8,413
265		Southwest Bancorp, Inc	4,600
397		State Bank & Trust Co	7,932
822		Sterling Bancorp/DE	11,820
210		Stock Yards Bancorp, Inc	7,001
134		Stonegate Bank	3,969
192	*,e	Stonegate Mortgage Corp	2,296
155		Suffolk Bancorp	3,520
94	*	Sun Bancorp, Inc	1,824
7,461		SunTrust Banks, Inc	312,616
2,517		Susquehanna Bancshares, Inc	33,803

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

676	*	SVB Financial Group	$78,463
2,602		Synovus Financial Corp	70,488
240		Talmer Bancorp Inc	3,370
2,235		TCF Financial Corp	35,514
150		Territorial Bancorp, Inc	3,233
578	*	Texas Capital Bancshares, Inc	31,403
2,132		TFS Financial Corp	31,735
434	*	The Bancorp, Inc	4,726
199		Tompkins Trustco, Inc	11,005
396	e	TowneBank	5,988
80	*	Tree.com, Inc	3,867
171		Trico Bancshares	4,224
296	*	Tristate Capital Holdings, Inc	3,031
1,974		Trustco Bank Corp NY	14,331
885		Trustmark Corp	21,718
493		UMB Financial Corp	28,047
2,456		Umpqua Holdings Corp	41,777
621		Union Bankshares Corp	14,954
1,404	e	United Bankshares, Inc	52,580
671		United Community Banks, Inc	12,709
707		United Financial Bancorp, Inc (New)	10,153
198		Univest Corp of Pennsylvania	4,008
24,771		US Bancorp	1,113,456
3,310	e	Valley National Bancorp	32,140
249	*	Walker & Dunlop, Inc	4,367
1,359		Washington Federal, Inc	30,102
138		Washington Trust Bancorp, Inc	5,545
486		Waterstone Financial, Inc	6,391
1,184		Webster Financial Corp	38,516
68,430		Wells Fargo & Co	3,751,332
352		WesBanco, Inc	12,250
189		West Bancorporation, Inc	3,217
667	e	Westamerica Bancorporation	32,696
1,012	*	Western Alliance Bancorp	28,134
1,094		Wilshire Bancorp, Inc	11,082
624		Wintrust Financial Corp	29,178
120		WSFS Financial Corp	9,227
277	*	Yadkin Financial Corp	5,443
2,581		Zions Bancorporation	73,584

		TOTAL BANKS	19,751,503

CAPITAL GOODS - 7.7%
9,472		3M Co	1,556,439
1,014		A.O. Smith Corp	57,200
1,251		Aaon, Inc	28,010
690		AAR Corp	19,168
654	*	Accuride Corp	2,838
385		Aceto Corp	8,355
956		Actuant Corp (Class A)	26,041
580		Acuity Brands, Inc	81,241
216		Advanced Drainage Systems, Inc	4,964
2,307	*	Aecom Technology Corp	70,064
466	*	Aegion Corp	8,672
288	*	Aerovironment, Inc	7,848
1,366	e	AGCO Corp	61,743
1,500		Air Lease Corp	51,465
892		Aircastle Ltd	19,062
78		Alamo Group, Inc	3,778
401		Albany International Corp (Class A)	15,234
1,314		Allegion plc	72,874
477		Alliant Techsystems, Inc	55,451
1,932		Allison Transmission Holdings, Inc	65,495
296		Altra Holdings, Inc	8,403

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

224	*	Ameresco, Inc	$1,568
127	e	American Railcar Industries, Inc	6,541
105		American Science & Engineering, Inc	5,450
125	*	American Woodmark Corp	5,055
3,415		Ametek, Inc	179,731
390		Apogee Enterprises, Inc	16,524
560		Applied Industrial Technologies, Inc	25,530
250		Argan, Inc	8,410
656	*	Armstrong World Industries, Inc	33,535
1,769	*	ArvinMeritor, Inc	26,800
261		Astec Industries, Inc	10,260
301	*	Astronics Corp	16,648
343		AZZ, Inc	16,094
1,648		Babcock & Wilcox Co	49,934
677		Barnes Group, Inc	25,056
1,469	*	BE Aerospace, Inc	85,231
752	*	Beacon Roofing Supply, Inc	20,906
799	*	Blount International, Inc	14,038
10,504		Boeing Co	1,365,310
600		Briggs & Stratton Corp	12,252
673	*	Builders FirstSource, Inc	4,624
232	*	CAI International, Inc	5,382
7,608	*,e	Capstone Turbine Corp	5,625
902		Carlisle Cos, Inc	81,396
8,849		Caterpillar, Inc	809,949
405	*	Chart Industries, Inc	13,851
1,410	e	Chicago Bridge & Iron Co NV	59,192
308		CIRCOR International, Inc	18,566
676		Clarcor, Inc	45,049
1,363	*	Colfax Corp	70,290
262		Columbus McKinnon Corp	7,346
409		Comfort Systems USA, Inc	7,002
876	*	Commercial Vehicle Group, Inc	5,834
157	*	Continental Building Products Inc	2,784
636		Crane Co	37,333
262		Cubic Corp	13,792
2,630		Cummins, Inc	379,167
654		Curtiss-Wright Corp	46,166
8,622		Danaher Corp	738,992
5,209		Deere & Co	460,840
979	*	DigitalGlobe, Inc	30,320
2,079		Donaldson Co, Inc	80,312
296		Douglas Dynamics, Inc	6,343
2,356		Dover Corp	168,972
139	*	Ducommun, Inc	3,514
174	*	DXP Enterprises, Inc	8,792
455	*	Dycom Industries, Inc	15,966
225		Dynamic Materials Corp	3,605
6,742		Eaton Corp	458,186
923		EMCOR Group, Inc	41,064
10,004		Emerson Electric Co	617,547
278		Encore Wire Corp	10,378
1,316	*,e	Energy Recovery, Inc	6,935
629		EnerSys	38,822
236	*	Engility Holdings, Inc	10,101
558	*,e	Enphase Energy, Inc	7,974
360	*	EnPro Industries, Inc	22,594
81	*,e	Erickson Air-Crane, Inc	676
317		ESCO Technologies, Inc	11,697
462	*	Esterline Technologies Corp	50,672
2,823		Exelis, Inc	49,487
4,231	e	Fastenal Co	201,226
743		Federal Signal Corp	11,472
1,937		Flowserve Corp	115,891

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,227		Fluor Corp	$135,023
2,373		Fortune Brands Home & Security, Inc	107,426
640		Franklin Electric Co, Inc	24,019
165		Freightcar America, Inc	4,341
5,190	*,e	FuelCell Energy, Inc	7,993
505	*	Furmanite Corp	3,949
618		GATX Corp	35,560
794	*,e	GenCorp, Inc	14,530
1,052	*,e	Generac Holdings, Inc	49,192
937		General Cable Corp	13,961
4,378		General Dynamics Corp	602,500
143,632		General Electric Co	3,629,581
472	*	Gibraltar Industries, Inc	7,675
278		Global Brass & Copper Holdings, Inc	3,658
199		Global Power Equipment Group, Inc	2,748
253		Gorman-Rupp Co	8,126
825		Graco, Inc	66,149
2,274	*	GrafTech International Ltd	11,506
128		Graham Corp	3,683
466		Granite Construction, Inc	17,717
670	*	Great Lakes Dredge & Dock Corp	5,735
454	e	Greenbrier Cos, Inc	24,393
686		Griffon Corp	9,124
410		H&E Equipment Services, Inc	11,517
1,086		Harsco Corp	20,515
1,423	*	HD Supply Holdings, Inc	41,964
892		Heico Corp	53,877
1,310	*	Hexcel Corp	54,352
856		Hillenbrand, Inc	29,532
11,064		Honeywell International, Inc	1,105,515
186		Houston Wire & Cable Co	2,223
847		Hubbell, Inc (Class B)	90,485
715		Huntington Ingalls	80,409
78		Hurco Cos, Inc	2,659
199		Hyster-Yale Materials Handling, Inc	14,567
1,088		IDEX Corp	84,690
646	*	II-VI, Inc	8,818
4,786		Illinois Tool Works, Inc	453,234
3,850		Ingersoll-Rand plc	244,052
225		Insteel Industries, Inc	5,306
1,435		ITT Corp	58,060
1,819	*	Jacobs Engineering Group, Inc	81,291
372		John Bean Technologies Corp	12,224
1,431		Joy Global, Inc	66,570
148		Kadant, Inc	6,318
380		Kaman Corp	15,234
2,250		KBR, Inc	38,138
1,135		Kennametal, Inc	40,622
424	*,e	KEYW Holding Corp	4,401
735	*	KLX, Inc	30,298
600	*	Kratos Defense & Security Solutions, Inc	3,012
1,335		L-3 Communications Holdings, Inc	168,490
777	*,e	Layne Christensen Co	7,413
111		LB Foster Co (Class A)	5,391
726		Lennox International, Inc	69,021
1,128		Lincoln Electric Holdings, Inc	77,934
241	e	Lindsay Manufacturing Co	20,663
101	*,e	LMI Aerospace, Inc	1,424
3,920		Lockheed Martin Corp	754,874
289		LSI Industries, Inc	1,962
201	*	Lydall, Inc	6,597
185	*	Manitex International, Inc	2,351
2,025		Manitowoc Co, Inc	44,753
5,104		Masco Corp	128,621

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

395	*	Masonite International Corp	$24,277
844	*	Mastec, Inc	19,083
820	*	Middleby Corp	81,262
115		Miller Industries, Inc	2,391
595	*	Moog, Inc (Class A)	44,048
1,441	*	MRC Global, Inc	21,831
703		MSC Industrial Direct Co (Class A)	57,119
803		Mueller Industries, Inc	27,414
2,137		Mueller Water Products, Inc (Class A)	21,883
209	*	MYR Group, Inc	5,727
58	e	National Presto Industries, Inc	3,366
755	*,e	Navistar International Corp	25,277
446	*	NCI Building Systems, Inc	8,260
202		NN, Inc	4,153
100	*	Norcraft Cos, Inc	1,930
910		Nordson Corp	70,944
184	*	Nortek, Inc	14,965
2,804		Northrop Grumman Corp	413,282
128	*	Northwest Pipe Co	3,855
1,463	*,e	NOW, Inc	37,643
786	*	Orbital Sciences Corp	21,136
434	*	Orion Marine Group, Inc	4,796
1,154		Oshkosh Truck Corp	56,142
1,580		Owens Corning, Inc	56,580
4,934		Paccar, Inc	335,561
1,562		Pall Corp	158,090
2,101		Parker Hannifin Corp	270,924
89	*	Patrick Industries, Inc	3,914
2,810		Pentair plc	186,640
702	*	Perini Corp	16,897
634	*	Pgt, Inc	6,105
2,919	*,e	Plug Power, Inc	8,757
440	*	Ply Gem Holdings, Inc	6,151
591	*	Polypore International, Inc	27,807
125		Powell Industries, Inc	6,134
139	*,e	Power Solutions International, Inc	7,174
584	*	PowerSecure International, Inc	6,804
2,072		Precision Castparts Corp	499,103
28		Preformed Line Products Co	1,530
509		Primoris Services Corp	11,829
318	*,e	Proto Labs, Inc	21,357
450		Quanex Building Products Corp	8,451
3,031	*	Quanta Services, Inc	86,050
460		Raven Industries, Inc	11,500
4,532		Raytheon Co	490,226
312		RBC Bearings, Inc	20,133
605		Regal-Beloit Corp	45,496
3,010	*,e	Revolution Lighting Technologies, Inc	4,064
1,140	*	Rexnord Corp	32,159
1,939		Rockwell Automation, Inc	215,617
2,132		Rockwell Collins, Inc	180,111
1,408		Roper Industries, Inc	220,141
626	*	Rush Enterprises, Inc (Class A)	20,063
33		SIFCO Industries, Inc	962
554		Simpson Manufacturing Co, Inc	19,168
808		Snap-On, Inc	110,486
655	*,e	SolarCity Corp	35,029
136	*	Sparton Corp	3,854
1,759	*	Spirit Aerosystems Holdings, Inc (Class A)	75,707
588		SPX Corp	50,521
231		Standex International Corp	17,847
2,199		Stanley Works	211,280
252	*	Sterling Construction Co, Inc	1,610
290	*	Stock Building Supply Holdings, Inc	4,443

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

279		Sun Hydraulics Corp	$10,987
444	e	TAL International Group, Inc	19,345
723	*,e	Taser International, Inc	19,145
758	*	TCP International Holdings Ltd	4,662
528	*	Teledyne Technologies, Inc	54,247
247		Tennant Co	17,826
1,653		Terex Corp	46,086
401	e	Textainer Group Holdings Ltd	13,762
3,916		Textron, Inc	164,903
267	*,e	The ExOne Company	4,486
428	*	Thermon Group Holdings	10,353
1,085		Timken Co	46,308
591	e	Titan International, Inc	6,282
282	*,e	Titan Machinery, Inc	3,931
852		Toro Co	54,366
764		TransDigm Group, Inc	150,011
477	*	Trex Co, Inc	20,311
609	*	Trimas Corp	19,056
2,205		Trinity Industries, Inc	61,762
767		Triumph Group, Inc	51,558
100		Twin Disc, Inc	1,986
1,358	*	United Rentals, Inc	138,530
13,114		United Technologies Corp	1,508,110
261		Universal Forest Products, Inc	13,885
1,455	*	USG Corp	40,725
361	e	Valmont Industries, Inc	45,847
156	*	Vectrus, Inc	4,274
112	*	Veritiv Corp	5,809
200	*	Vicor Corp	2,420
880		W.W. Grainger, Inc	224,303
1,340	*	Wabash National Corp	16,562
811	*	WABCO Holdings, Inc	84,977
405		Watsco, Inc	43,335
382		Watts Water Technologies, Inc (Class A)	24,234
596	*,e	WESCO International, Inc	45,421
1,403		Westinghouse Air Brake Technologies Corp	121,907
880		Woodward Governor Co	43,322
147	*	Xerium Technologies, Inc	2,320
2,461		Xylem, Inc	93,690

		TOTAL CAPITAL GOODS	25,381,013

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
749		ABM Industries, Inc	21,459
611		Acacia Research (Acacia Technologies)	10,350
1,951	*	ACCO Brands Corp	17,578
335		Administaff, Inc	11,353
2,417	e	ADT Corp	87,568
491	*	Advisory Board Co	24,049
393		American Ecology Corp	15,767
412	*	ARC Document Solutions, Inc	4,211
97		Barrett Business Services, Inc	2,658
644		Brady Corp (Class A)	17,607
650		Brink’s Co	15,866
524	*	Casella Waste Systems, Inc (Class A)	2,117
557	*	CBIZ, Inc	4,768
189		CDI Corp	3,347
282	e	Ceco Environmental Corp	4,382
2,697	*,e	Cenveo, Inc	5,664
1,520		Cintas Corp	119,229
1,580		Civeo Corp	6,494
909	*,e	Clean Harbors, Inc	43,677
1,769	*	Copart, Inc	64,551
451		Corporate Executive Board Co	32,711
1,921		Corrections Corp of America	69,809

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,616		Covanta Holding Corp	$35,568
167	*	CRA International, Inc	5,063
749		Deluxe Corp	46,625
550		Dun & Bradstreet Corp	66,528
351		Ennis, Inc	4,728
1,650		Equifax, Inc	133,435
172		Exponent, Inc	14,190
148	*	Franklin Covey Co	2,865
571	*	FTI Consulting, Inc	22,058
268		G & K Services, Inc (Class A)	18,988
191	*	GP Strategies Corp	6,481
943		Healthcare Services Group	29,167
200		Heidrick & Struggles International, Inc	4,610
458	*	Heritage-Crystal Clean, Inc	5,647
842		Herman Miller, Inc	24,780
315	*	Hill International, Inc	1,210
567		HNI Corp	28,951
306	*	Huron Consulting Group, Inc	20,927
261	*	ICF International, Inc	10,696
2,113	*	ICO Global Communications Holdings Ltd	2,916
960	*	IHS, Inc (Class A)	109,325
491	*	Innerworkings, Inc	3,825
897		Interface, Inc	14,774
1,926		KAR Auction Services, Inc	66,736
367		Kelly Services, Inc (Class A)	6,246
366		Kforce, Inc	8,832
460		Kimball International, Inc (Class B)	4,195
669		Knoll, Inc	14,163
641	*	Korn/Ferry International	18,435
1,068		Manpower, Inc	72,806
398		Matthews International Corp (Class A)	19,371
347		McGrath RentCorp	12,443
220	*	Mistras Group, Inc	4,033
627		Mobile Mini, Inc	25,400
396		MSA Safety, Inc	21,024
167		Multi-Color Corp	9,255
631	*	Navigant Consulting, Inc	9,698
3,961		Nielsen Holdings NV	177,176
113	*	NL Industries, Inc	972
725	*	On Assignment, Inc	24,063
110	*,e	Paylocity Holding Corp	2,872
295	*	Performant Financial Corp	1,962
2,976		Pitney Bowes, Inc	72,525
313		Quad	7,186
2,519		R.R. Donnelley & Sons Co	42,332
3,741		Republic Services, Inc	150,575
514		Resources Connection, Inc	8,455
2,068		Robert Half International, Inc	120,730
1,379		Rollins, Inc	45,645
711	*	RPX Corp	9,798
189	*	SP Plus Corp	4,768
1,106		Steelcase, Inc (Class A)	19,853
1,223	*	Stericycle, Inc	160,311
294	*	Team, Inc	11,895
1,018		Tetra Tech, Inc	27,181
930		Towers Watson & Co	105,248
183	*	TriNet Group, Inc	5,724
550	*	TrueBlue, Inc	12,237
6,134		Tyco International plc	269,037
202		Unifirst Corp	24,533
528		United Stationers, Inc	22,260
2,442	*	Verisk Analytics, Inc	156,410
263		Viad Corp	7,012
48		VSE Corp	3,163

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

468	*	WageWorks, Inc	$30,219
1,837		Waste Connections, Inc	80,810
6,660		Waste Management, Inc	341,791
866		West Corp	28,578

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	3,466,530

CONSUMER DURABLES & APPAREL - 1.6%
148		Arctic Cat, Inc	5,254
641	*	Beazer Homes USA, Inc	12,410
271	*	Black Diamond, Inc	2,371
1,325		Brunswick Corp	67,919
806		Callaway Golf Co	6,206
770		Carter’s, Inc	67,229
119	*	Cavco Industries, Inc	9,433
3,854		Coach, Inc	144,756
492		Columbia Sportswear Co	21,914
1,231	*	CROCS, Inc	15,375
125		CSS Industries, Inc	3,455
110		Culp, Inc	2,385
474	*	Deckers Outdoor Corp	43,153
201	*	Dixie Group, Inc	1,843
4,675		DR Horton, Inc	118,231
279		Ethan Allen Interiors, Inc	8,641
60		Flexsteel Industries, Inc	1,935
625	*	Fossil Group, Inc	69,212
1,834	e	Garmin Ltd	96,890
314	*	G-III Apparel Group Ltd	31,717
309	*,e	GoPro, Inc	19,535
1,433		Hanesbrands, Inc	159,951
966		Harman International Industries, Inc	103,082
1,637		Hasbro, Inc	90,019
481	*	Helen of Troy Ltd	31,294
2,741	*,e	Hovnanian Enterprises, Inc (Class A)	11,320
753	*	Iconix Brand Group, Inc	25,444
115	*	Installed Building Products Inc	2,049
429	*,e	iRobot Corp	14,895
257	*,e	Jakks Pacific, Inc	1,748
2,737	*	Jarden Corp	131,048
1,827	*	Kate Spade & Co	58,482
1,135		KB Home	18,784
702		La-Z-Boy, Inc	18,842
636	*,e	Leapfrog Enterprises, Inc	3,002
1,876		Leggett & Platt, Inc	79,936
2,552	e	Lennar Corp (Class A)	114,355
192	*	LGI Homes, Inc	2,865
193	*	Libbey, Inc	6,068
112		Lifetime Brands, Inc	1,926
385	*	M/I Homes, Inc	8,840
4,714		Mattel, Inc	145,875
524	e	MDC Holdings, Inc	13,870
525	*	Meritage Homes Corp	18,895
2,914	*	Michael Kors Holdings Ltd	218,841
852	*	Mohawk Industries, Inc	132,367
200		Movado Group, Inc	5,674
66		Nacco Industries, Inc (Class A)	3,918
398	*	Nautilus, Inc	6,042
112	*	New Home Co Inc	1,622
3,912		Newell Rubbermaid, Inc	149,008
9,971		Nike, Inc (Class B)	958,712
64	*	NVR, Inc	81,621
200		Oxford Industries, Inc	11,042
161	*	Perry Ellis International, Inc	4,175
1,159		Phillips-Van Heusen Corp	148,549
929		Polaris Industries, Inc	140,502

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

672		Pool Corp	$42,632
5,424		Pulte Homes, Inc	116,399
2,135	*,e	Quiksilver, Inc	4,718
828		Ralph Lauren Corp	153,312
790		Ryland Group, Inc	30,462
386	*,e	Sequential Brands Group, Inc	5,045
589	*	Skechers U.S.A., Inc (Class A)	32,542
208	*	Skullcandy, Inc	1,912
1,151	*,e	Smith & Wesson Holding Corp	10,900
1,997	*	Standard-Pacific Corp	14,558
798	*	Steven Madden Ltd	25,400
272	e	Sturm Ruger & Co, Inc	9,419
767	*	Taylor Morrison Home Corp	14,489
899	*	Tempur-Pedic International, Inc	49,364
2,384	*	Toll Brothers, Inc	81,700
2,065	*	TRI Pointe Homes, Inc	31,491
647	*	Tumi Holdings, Inc	15,353
748		Tupperware Corp	47,124
105	*	UCP, Inc (Class A)	1,103
2,479	*	Under Armour, Inc (Class A)	168,324
226	*	Unifi, Inc	6,719
213	*	Universal Electronics, Inc	13,851
246	*,e	Vera Bradley, Inc	5,013
4,928		VF Corp	369,107
315	*	Vince Holding Corp	8,234
157	*	WCI Communities, Inc	3,074
219		Weyco Group, Inc	6,498
1,097		Whirlpool Corp	212,533
428	*	William Lyon Homes, Inc	8,676
1,589		Wolverine World Wide, Inc	46,828

		TOTAL CONSUMER DURABLES & APPAREL	5,211,307

CONSUMER SERVICES - 2.1%
138	*,e	2U, Inc	2,713
224	*	American Public Education, Inc	8,259
1,296	*	Apollo Group, Inc (Class A)	44,207
625		ARAMARK Holdings Corp	19,469
159	*	Ascent Media Corp (Series A)	8,416
1,433	*	Belmond Ltd.	17,726
298	*	BJ’s Restaurants, Inc	14,963
1,103	*	Bloomin’ Brands, Inc	27,310
331		Bob Evans Farms, Inc	16,941
1,534	*	Boyd Gaming Corp	19,605
246	*	Bravo Brio Restaurant Group, Inc	3,422
192	*	Bridgepoint Education, Inc	2,173
412	*	Bright Horizons Family Solutions	19,368
942		Brinker International, Inc	55,286
271	*	Buffalo Wild Wings, Inc	48,883
1,110	*,e	Caesars Acquisition Co	11,444
945	*,e	Caesars Entertainment Corp	14,827
164		Capella Education Co	12,621
2,037	*	Career Education Corp	14,178
6,079		Carnival Corp	275,561
200		Carriage Services, Inc	4,190
358	*	Carrols Restaurant Group, Inc	2,732
316		CBRL Group, Inc	44,480
670		Cheesecake Factory	33,708
988	*,e	Chegg, Inc	6,827
465	*	Chipotle Mexican Grill, Inc (Class A)	318,297
591		Choice Hotels International, Inc	33,108
246		Churchill Downs, Inc	23,444
215	*	Chuy’s Holdings, Inc	4,229
294		ClubCorp Holdings, Inc	5,271
92		Collectors Universe	1,919

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,879		Darden Restaurants, Inc	$110,166
250	*	Del Frisco’s Restaurant Group, Inc	5,935
1,168	*	Denny’s Corp	12,042
854		DeVry, Inc	40,539
475	*	Diamond Resorts International, Inc	13,252
223		DineEquity, Inc	23,112
828		Domino’s Pizza, Inc	77,973
1,398		Dunkin Brands Group, Inc	59,625
117	*,e	El Pollo Loco Holdings, Inc	2,336
366	*	Fiesta Restaurant Group, Inc	22,253
63		Graham Holdings Co	54,414
626	*	Grand Canyon Education, Inc	29,209
4,029		H&R Block, Inc	135,697
1,815	*	Hilton Worldwide Holdings, Inc	47,353
1,462	*	Houghton Mifflin Harcourt Co	30,278
587	*	Hyatt Hotels Corp	35,343
80	*	Ignite Restaurant Group, Inc	630
3,547		International Game Technology	61,186
373		International Speedway Corp (Class A)	11,805
474		Interval Leisure Group, Inc	9,902
180	*	Intrawest Resorts Holdings Inc	2,149
1,031	*	Isle of Capri Casinos, Inc	8,629
590		Jack in the Box, Inc	47,176
147	*	Jamba, Inc	2,218
461	*	K12, Inc	5,472
865	*	Krispy Kreme Doughnuts, Inc	17,075
594	*	La Quinta Holdings, Inc	13,104
5,271		Las Vegas Sands Corp	306,561
51	*	Liberty Tax, Inc	1,823
545	*	Life Time Fitness, Inc	30,858
1,136	*	LifeLock, Inc	21,027
200		Marcus Corp	3,702
3,119		Marriott International, Inc (Class A)	243,376
483		Marriott Vacations Worldwide Corp	36,003
14,152		McDonald’s Corp	1,326,042
5,251	*	MGM Mirage	112,266
200	*	Monarch Casino & Resort, Inc	3,318
1,962	*	Morgans Hotel Group Co	15,382
30	*	Nathan’s Famous, Inc	2,400
120	*,e	Noodles & Co	3,162
1,337	*	Norwegian Cruise Line Holdings Ltd	62,518
419	*	Panera Bread Co (Class A)	73,241
411		Papa John’s International, Inc	22,934
1,054	*	Penn National Gaming, Inc	14,471
1,029	*,e	Pinnacle Entertainment, Inc	22,895
306	*	Popeyes Louisiana Kitchen, Inc	17,219
175	*,e	Potbelly Corp	2,252
170	*	Red Robin Gourmet Burgers, Inc	13,086
674	*	Regis Corp	11,296
3,048	*	Restaurant Brands International, Inc	118,994
2,393		Royal Caribbean Cruises Ltd	197,255
779	*	Ruby Tuesday, Inc	5,328
473		Ruth’s Chris Steak House, Inc	7,095
850	*,e	Scientific Games Corp (Class A)	10,820
956		SeaWorld Entertainment, Inc	17,112
3,153		Service Corp International	71,573
584	*	ServiceMaster Global Holdings, Inc	15,634
1,042		Six Flags Entertainment Corp	44,962
729		Sonic Corp	19,851
897		Sotheby’s (Class A)	38,732
164		Speedway Motorsports, Inc	3,587
10,776		Starbucks Corp	884,171
2,709		Starwood Hotels & Resorts Worldwide, Inc	219,619
22	*	Steak N Shake Co	8,789

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

185	*	Steiner Leisure Ltd	$8,549
149	*,e	Strayer Education, Inc	11,068
997		Texas Roadhouse, Inc (Class A)	33,659
228		Universal Technical Institute, Inc	2,244
514		Vail Resorts, Inc	46,841
541	*,e	Weight Watchers International, Inc	13,438
3,688		Wendy’s	33,303
1,708		Wyndham Worldwide Corp	146,478
1,127		Wynn Resorts Ltd	167,653
6,212		Yum! Brands, Inc	452,544
78	*,e	Zoe’s Kitchen, Inc	2,333

		TOTAL CONSUMER SERVICES	6,921,914

DIVERSIFIED FINANCIALS - 4.0%
804	*	Affiliated Managers Group, Inc	170,641
3,867	*	Ally Financial, Inc	91,339
12,923		American Express Co	1,202,356
2,664		Ameriprise Financial, Inc	352,314
208	e	Arlington Asset Investment Corp (Class A)	5,535
368		Artisan Partners Asset Management, Inc	18,595
10	*	Ashford, Inc	940
16,320		Bank of New York Mellon Corp	662,102
2,417		BGC Partners, Inc (Class A)	22,116
1,827		BlackRock, Inc	653,262
200		Calamos Asset Management, Inc (Class A)	2,664
8,301		Capital One Financial Corp	685,248
400		Cash America International, Inc	9,048
1,294		CBOE Holdings, Inc	82,066
16,039		Charles Schwab Corp	484,217
4,647		CME Group, Inc	411,957
260	e	Cohen & Steers, Inc	10,941
265	*	Consumer Portfolio Services, Inc	1,950
1,548	*	Cowen Group, Inc	7,430
98	*	Credit Acceptance Corp	13,368
38		Diamond Hill Investment Group, Inc	5,246
6,602		Discover Financial Services	432,365
3,871	*	E*Trade Financial Corp	93,891
1,765		Eaton Vance Corp	72,242
345	*,e	Encore Capital Group, Inc	15,318
366	*	Enova International, Inc	8,147
444		Evercore Partners, Inc (Class A)	23,252
690	*	Ezcorp, Inc (Class A)	8,108
163	*	FBR & Co	4,008
1,318		Federated Investors, Inc (Class B)	43,402
690	e	Financial Engines, Inc	25,220
388	*	First Cash Financial Services, Inc	21,600
1,222	*	FNFV Group	19,234
5,666		Franklin Resources, Inc	313,726
611	e	FXCM, Inc	10,124
310	e	Gain Capital Holdings, Inc	2,796
86		GAMCO Investors, Inc (Class A)	7,649
704		GFI Group, Inc	3,837
6,385		Goldman Sachs Group, Inc	1,237,605
418	*	Green Dot Corp	8,565
379	e	Greenhill & Co, Inc	16,524
440		HFF, Inc (Class A)	15,805
724		Interactive Brokers Group, Inc (Class A)	21,112
1,673		Intercontinental Exchange Group, Inc	366,872
153	*	INTL FCStone, Inc	3,147
6,020		Invesco Ltd	237,910
524	*	Investment Technology Group, Inc	10,910
10,173	e	iShares Russell 3000 Index Fund	1,244,056
2,141	e	Janus Capital Group, Inc	34,534
158	*	JG Wentworth Co	1,684

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

767	*	KCG Holdings, Inc	$8,936
1,144	*	Ladenburg Thalmann Financial Services, Inc	4,519
1,657		Lazard Ltd (Class A)	82,900
1,574		Legg Mason, Inc	84,004
5,205		Leucadia National Corp	116,696
1,173		LPL Financial Holdings, Inc	52,257
175		Manning & Napier, Inc	2,419
107	*	Marcus & Millichap, Inc	3,558
506		MarketAxess Holdings, Inc	36,285
102		Marlin Business Services Corp	2,094
3,896		McGraw-Hill Financial, Inc	346,666
99		Moelis & Co	3,458
2,682		Moody’s Corp	256,962
21,983		Morgan Stanley	852,940
1,580		MSCI, Inc (Class A)	74,955
1,567		NASDAQ OMX Group, Inc	75,153
6,009		Navient Corp	129,855
279		Nelnet, Inc (Class A)	12,926
341	*	NewStar Financial, Inc	4,365
120	*	Nicholas Financial, Inc	1,788
3,590		Northern Trust Corp	241,966
2,454		NorthStar Asset Management Group, Inc	55,387
116		Oppenheimer Holdings, Inc	2,697
717	*,e	PHH Corp	17,179
272	*	Pico Holdings, Inc	5,127
236	*	Piper Jaffray Cos	13,709
754	*	PRA Group, Inc	43,679
90		Pzena Investment Management, Inc (Class A)	851
1,939		Raymond James Financial, Inc	111,085
143	*	Regional Management Corp	2,261
150		Resource America, Inc (Class A)	1,356
219	*	Safeguard Scientifics, Inc	4,341
1,164		Santander Consumer USA Holdings, Inc	22,826
1,985		SEI Investments Co	79,479
6,344		SLM Corp	64,645
332	*,e	Springleaf Holdings, Inc	12,008
6,202		State Street Corp	486,857
878	*	Stifel Financial Corp	44,796
289	*,e	SWS Group, Inc	1,997
1,815	*	Synchrony Financial	53,996
3,817		T Rowe Price Group, Inc	327,728
3,896		TD Ameritrade Holding Corp	139,399
95		Virtus Investment Partners, Inc	16,197
2,015		Voya Financial, Inc	85,396
1,207		Waddell & Reed Financial, Inc (Class A)	60,133
743	*,e	Walter Investment Management Corp	12,267
61		Westwood Holdings Group, Inc	3,771
1,867		WisdomTree Investments, Inc	29,265
124	*,e	World Acceptance Corp	9,852

		TOTAL DIVERSIFIED FINANCIALS	13,299,964

ENERGY - 7.5%
1,818	*,e	Abraxas Petroleum Corp	5,345
30		Adams Resources & Energy, Inc	1,498
351		Alon USA Energy, Inc	4,447
1,963	*,e	Amyris Biotechnologies, Inc	4,044
7,168		Anadarko Petroleum Corp	591,360
685	*	Antero Resources Corp	27,797
5,439		Apache Corp	340,862
180	*	APCO Argentina, Inc	2,525
833	*,e	Approach Resources, Inc	5,323
4,482	e	Arch Coal, Inc	7,978
242	e	Ardmore Shipping Corp	2,897

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

929	*	Atwood Oceanics, Inc	$26,356
6,205		Baker Hughes, Inc	347,914
612	*	Basic Energy Services, Inc	4,290
901	*	Bill Barrett Corp	10,262
517	*	Bonanza Creek Energy, Inc	12,408
562		Bristow Group, Inc	36,974
800	*	C&J Energy Services, Inc	10,568
5,810		Cabot Oil & Gas Corp	172,034
4,418	*	California Resources Corp	24,343
1,042	*	Callon Petroleum Co	5,679
2,876	*	Cameron International Corp	143,656
343	e	CARBO Ceramics, Inc	13,737
610	*	Carrizo Oil & Gas, Inc	25,376
1,252	*,e	CHC Group Ltd	4,031
3,410	*	Cheniere Energy, Inc	240,064
7,327		Chesapeake Energy Corp	143,389
27,272		Chevron Corp	3,059,373
1,232		Cimarex Energy Co	130,592
90	*	Clayton Williams Energy, Inc	5,742
941	*,e	Clean Energy Fuels Corp	4,700
817	*	Cloud Peak Energy, Inc	7,500
5,120	*	Cobalt International Energy, Inc	45,517
870	e	Comstock Resources, Inc	5,925
1,567	*	Concho Resources, Inc	156,308
17,390		ConocoPhillips	1,200,953
3,293		Consol Energy, Inc	111,336
368	*	Contango Oil & Gas Co	10,760
1,120	*,e	Continental Resources, Inc	42,963
212		CVR Energy, Inc	8,207
132		Dawson Geophysical Co	1,614
790		Delek US Holdings, Inc	21,551
5,212	e	Denbury Resources, Inc	42,374
5,778		Devon Energy Corp	353,671
889		DHT Holdings, Inc	6,499
904	e	Diamond Offshore Drilling, Inc	33,186
649	*	Diamondback Energy, Inc	38,797
98	*	Dorian LPG Ltd	1,361
1,131	*	Dresser-Rand Group, Inc	92,516
548	*	Dril-Quip, Inc	42,048
387	*	Eclipse Resources Corp	2,721
1,061	*,e	Emerald Oil, Inc	1,273
1,009		Energen Corp	64,334
1,449	e	Energy XXI Bermuda Ltd	4,724
7,776		EOG Resources, Inc	715,936
910	*,e	EP Energy Corp	9,500
2,146		EQT Corp	162,452
272	*	Era Group, Inc	5,753
468		Evolution Petroleum Corp	3,477
3,099	e	EXCO Resources, Inc	6,725
747		Exterran Holdings, Inc	24,337
61,485	d	Exxon Mobil Corp	5,684,288
3,313	*	FMC Technologies, Inc	155,181
782	*	Forum Energy Technologies, Inc	16,211
467	e	Frank’s International NV	7,766
2,777	*,e	Frontline Ltd	6,970
2,423	*,e	FX Energy, Inc	3,756
690		GasLog Ltd	14,041
1,444	*	Gastar Exploration, Inc	3,480
310	*	Geospace Technologies Corp	8,215
1,340	*,e	Glori Energy, Inc	5,601
808	e	Golar LNG Ltd	29,468
555	*,e	Goodrich Petroleum Corp	2,464
569		Green Plains Renewable Energy, Inc	14,100
190		Gulf Island Fabrication, Inc	3,684

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

359	e	Gulfmark Offshore, Inc	$8,767
1,251	*	Gulfport Energy Corp	52,217
4,307	*,e	Halcon Resources Corp	7,666
649		Hallador Petroleum Co	7,145
11,950		Halliburton Co	469,994
1,325	*,e	Harvest Natural Resources, Inc	2,398
1,588	*	Helix Energy Solutions Group, Inc	34,460
1,306		Helmerich & Payne, Inc	88,051
2,303	*,e	Hercules Offshore, Inc	2,303
3,915		Hess Corp	289,005
2,837		Holly Corp	106,331
615	*	Hornbeck Offshore Services, Inc	15,357
1,960	*	ION Geophysical Corp	5,390
13	*,e	Isramco, Inc	1,794
150	*,e	Jones Energy, Inc (Class A)	1,712
2,420	*	Key Energy Services, Inc	4,041
19,329		Kinder Morgan, Inc	817,810
1,636	*	Kosmos Energy LLC	13,726
1,489	*,e	Laredo Petroleum Holdings, Inc	15,411
3,396	*,e	Magnum Hunter Resources Corp	10,663
9,402		Marathon Oil Corp	265,983
3,560		Marathon Petroleum Corp	321,326
1,143	*	Matador Resources Co	23,123
383	*	Matrix Service Co	8,549
4,521	*,e	McDermott International, Inc	13,156
716	*	Memorial Resource Development Corp	12,909
783	*,e	Midstates Petroleum Co, Inc	1,182
883	*,e	Miller Petroleum, Inc	1,104
120	*	Mitcham Industries, Inc	712
2,463		Murphy Oil Corp	124,431
4,564		Nabors Industries Ltd	59,241
6,135		National Oilwell Varco, Inc	402,027
180	*	Natural Gas Services Group, Inc	4,147
764		Navios Maritime Acq Corp	2,773
1,985	*	Newfield Exploration Co	53,833
1,616	*	Newpark Resources, Inc	15,417
5,090		Noble Energy, Inc	241,419
430	e	Nordic American Offshore Ltd	5,280
1,193	e	Nordic American Tanker Shipping	12,014
1,478	e	North Atlantic Drilling Ltd	2,409
911	*,e	Northern Oil And Gas, Inc	5,147
498	*,e	Nuverra Environmental Solutions, Inc	2,764
1,482	*,e	Oasis Petroleum, Inc	24,512
11,168		Occidental Petroleum Corp	900,252
1,449		Oceaneering International, Inc	85,216
724	*	Oil States International, Inc	35,404
2,933		Oneok, Inc	146,034
627	*,e	Pacific Ethanol, Inc	6,477
170		Panhandle Oil and Gas, Inc (Class A)	3,958
2,539	*	Parker Drilling Co	7,795
671	*	Parsley Energy, Inc	10,709
1,923		Patterson-UTI Energy, Inc	31,903
1,166		PBF Energy, Inc	31,062
540	*	PDC Energy, Inc	22,286
4,087	e	Peabody Energy Corp	31,633
998	*,e	Penn Virginia Corp	6,667
1,754	*	Petroquest Energy, Inc	6,560
149	*	PHI, Inc	5,573
8,103		Phillips 66	580,985
1,182	*	Pioneer Energy Services Corp	6,548
2,016		Pioneer Natural Resources Co	300,082
1,436	*,e	Profire Energy, Inc	3,274
2,504		Questar Market Resources, Inc	50,631
2,345		Range Resources Corp	125,340

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

901	*	Renewable Energy Group, Inc	$8,749
2,193	*	Resolute Energy Corp	2,895
727	*,e	Rex Energy Corp	3,708
92	*	Rex Stores Corp	5,701
739	*	Rice Energy, Inc	15,497
159	*	RigNet, Inc	6,524
250	*,e	Ring Energy, Inc	2,625
1,024	*	Rosetta Resources, Inc	22,845
1,813		Rowan Cos plc	42,279
849		RPC, Inc	11,071
312	*	RSP Permian, Inc	7,844
1,246	*,e	Sanchez Energy Corp	11,575
7,671	*,e	SandRidge Energy, Inc	13,961
18,534		Schlumberger Ltd	1,582,989
2,658	e	Scorpio Tankers, Inc	23,098
346	*	SEACOR Holdings, Inc	25,538
5,319	e	Seadrill Ltd	63,509
633		SemGroup Corp	43,291
774	*	Seventy Seven Energy, Inc	4,187
1,032	e	Ship Finance International Ltd	14,572
5,055	*	Southwestern Energy Co	137,951
9,730		Spectra Energy Corp	353,199
1,025		St. Mary Land & Exploration Co	39,545
864	*	Stone Energy Corp	14,584
2,173		Superior Energy Services	43,786
652	*,e	Swift Energy Co	2,641
1,246	*	Synergy Resources Corp	15,625
530		Targa Resources Investments, Inc	56,207
693		Teekay Corp	35,267
2,206	e	Teekay Tankers Ltd (Class A)	11,162
465		Tesco Corp	5,961
1,827		Tesoro Corp	135,837
1,747	*	Tetra Technologies, Inc	11,670
645	e	Tidewater, Inc	20,904
304	*	TransAtlantic Petroleum Ltd	1,639
1,272	*,e	Triangle Petroleum Corp	6,080
2,216	*,e	Ultra Petroleum Corp	29,163
665	*	Unit Corp	22,677
1,262	*	Vaalco Energy, Inc	5,755
7,548		Valero Energy Corp	373,626
5,788	*	Vantage Drilling Co	2,829
158	*	Vertex Energy, Inc	662
923	e	W&T Offshore, Inc	6,775
1,981	*	Warren Resources, Inc	3,189
714		Western Refining, Inc	26,975
295	*	Westmoreland Coal Co	9,797
2,403	*	Whiting Petroleum Corp	79,299
1,032	*	Willbros Group, Inc	6,471
10,692		Williams Cos, Inc	480,498
997		World Fuel Services Corp	46,789
3,165	*	WPX Energy, Inc	36,809

		TOTAL ENERGY	24,487,025

FOOD & STAPLES RETAILING - 2.2%
418	*	Andersons, Inc	22,212
546		Casey’s General Stores, Inc	49,315
300	*	Chefs’ Warehouse Holdings, Inc	6,912
6,340		Costco Wholesale Corp	898,695
16,743		CVS Corp	1,612,518
215	*	Diplomat Pharmacy, Inc	5,884
1,496	*,e	Fairway Group Holdings Corp	4,712
638	*,e	Fresh Market, Inc	26,286
100		Ingles Markets, Inc (Class A)	3,709
7,290		Kroger Co	468,091

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

423	e	Liberator Medical Holdings, Inc	$1,227
95	*,e	Natural Grocers by Vitamin C	2,676
248	*	Pantry, Inc	9,191
278		Pricesmart, Inc	25,359
13,929	*	Rite Aid Corp	104,746
371	*	Roundy’s, Inc	1,796
3,307		Safeway, Inc	116,142
506		Spartan Stores, Inc	13,227
1,419	*,e	Sprouts Farmers Market, Inc	48,218
2,809	*	Supervalu, Inc	27,247
8,127		Sysco Corp	322,561
759	*	United Natural Foods, Inc	58,690
77		Village Super Market (Class A)	2,107
13,588		Walgreens Boots Alliance, Inc	1,035,406
22,743		Wal-Mart Stores, Inc	1,953,169
148		Weis Markets, Inc	7,077
5,285		Whole Foods Market, Inc	266,470

		TOTAL FOOD & STAPLES RETAILING	7,093,643

FOOD, BEVERAGE & TOBACCO - 4.5%
398	*,e	22nd Century Group, Inc	657
100		Alico, Inc	5,003
1,182	*	Alliance One International, Inc	1,867
28,408		Altria Group, Inc	1,399,662
9,284		Archer Daniels Midland Co	482,768
743		B&G Foods, Inc (Class A)	22,216
117	*	Boston Beer Co, Inc (Class A)	33,876
817	*	Boulder Brands, Inc	9,036
2,211		Brown-Forman Corp (Class B)	194,214
2,123		Bunge Ltd	193,002
271		Calavo Growers, Inc	12,818
560	e	Cal-Maine Foods, Inc	21,857
2,456		Campbell Soup Co	108,064
536	*	Chiquita Brands International, Inc	7,750
62		Coca-Cola Bottling Co Consolidated	5,458
56,920		Coca-Cola Co	2,403,162
3,555		Coca-Cola Enterprises, Inc	157,202
6,023		ConAgra Foods, Inc	218,514
2,282	*	Constellation Brands, Inc (Class A)	224,024
2,248	*	Darling International, Inc	40,824
1,254		Dean Foods Co	24,302
262	*	Diamond Foods, Inc	7,396
2,779		Dr Pepper Snapple Group, Inc	199,199
200	*	Farmer Bros Co	5,890
2,611		Flowers Foods, Inc	50,105
559		Fresh Del Monte Produce, Inc	18,754
8,690		General Mills, Inc	463,438
1,478	*,e	Hain Celestial Group, Inc	86,153
2,140		Hershey Co	222,410
1,917		Hormel Foods Corp	99,876
1,101		Ingredion, Inc	93,409
170	*	Inventure Foods, Inc	2,166
209		J&J Snack Foods Corp	22,733
1,465		J.M. Smucker Co	147,936
100		John B. Sanfilippo & Son, Inc	4,550
3,626		Kellogg Co	237,285
2,012		Keurig Green Mountain, Inc	266,379
8,524		Kraft Foods Group, Inc	534,114
259		Lancaster Colony Corp	24,253
689		Lance, Inc	21,049
150		Limoneira Co	3,747
5,140		Lorillard, Inc	323,512
1,877		McCormick & Co, Inc	139,461
2,859		Mead Johnson Nutrition Co	287,444

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,922		Molson Coors Brewing Co (Class B)	$143,227
24,002		Mondelez International, Inc	871,873
2,047	*	Monster Beverage Corp	221,792
129	*	National Beverage Corp	2,918
245	*	Omega Protein Corp	2,590
21,775		PepsiCo, Inc	2,059,044
22,500		Philip Morris International, Inc	1,832,625
849	*,e	Pilgrim’s Pride Corp	27,839
918		Pinnacle Foods, Inc	32,405
582	*	Post Holdings, Inc	24,380
4,366		Reynolds American, Inc	280,603
320	e	Sanderson Farms, Inc	26,888
4	*	Seaboard Corp	16,792
134	*	Seneca Foods Corp	3,622
215	*,e	Synutra International, Inc	1,307
339	e	Tootsie Roll Industries, Inc	10,390
590	*	TreeHouse Foods, Inc	50,463
4,135		Tyson Foods, Inc (Class A)	165,772
419	e	Universal Corp	18,428
1,130	e	Vector Group Ltd	24,080
2,520	*	WhiteWave Foods Co (Class A)	88,175

		TOTAL FOOD, BEVERAGE & TOBACCO	14,732,748

HEALTH CARE EQUIPMENT & SERVICES - 4.9%
301	e	Abaxis, Inc	17,106
21,261		Abbott Laboratories	957,170
536	*,e	Abiomed, Inc	20,400
630	*	Acadia Healthcare Co, Inc	38,562
1,030	*,e	Accuray, Inc	7,777
85	*	Addus HomeCare Corp	2,063
5,114		Aetna, Inc	454,277
601	*,e	Air Methods Corp	26,462
1,095	*	Align Technology, Inc	61,221
67	*	Alliance HealthCare Services, Inc	1,406
2,366	*	Allscripts Healthcare Solutions, Inc	30,214
72	*	Almost Family, Inc	2,084
341	*	Amedisys, Inc	10,008
3,234		AmerisourceBergen Corp	291,577
602	*	AMN Healthcare Services, Inc	11,799
593	*	Amsurg Corp	32,455
150		Analogic Corp	12,692
275	*	Angiodynamics, Inc	5,228
188	*	Anika Therapeutics, Inc	7,659
2,094	*,e	Antares Pharma, Inc	5,382
3,999		Anthem, Inc	502,554
507	*,e	athenahealth, Inc	73,870
368	*	AtriCure, Inc	7,345
29		Atrion Corp	9,860
1,091		Bard (C.R.), Inc	181,782
7,768		Baxter International, Inc	569,317
2,722		Becton Dickinson & Co	378,794
412	*,e	Bio-Reference Labs, Inc	13,238
918	*,e	BioScrip, Inc	6,417
354	*	BioTelemetry, Inc	3,551
18,605	*	Boston Scientific Corp	246,516
2,398	*	Brookdale Senior Living, Inc	87,935
484		Cantel Medical Corp	20,938
442	*	Capital Senior Living Corp	11,010
4,761		Cardinal Health, Inc	384,356
371	*	Cardiovascular Systems, Inc	11,160
2,966	*	CareFusion Corp	176,002
174	*,e	Castlight Health, Inc	2,036
2,911	*	Catamaran Corp	150,644
825	*	Centene Corp	85,676

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,296	*	Cerner Corp	$277,779
973	*,e	Cerus Corp	6,072
289	e	Chemed Corp	30,539
3,764		Cigna Corp	387,353
1,664	*	Community Health Systems, Inc	89,723
168		Computer Programs & Systems, Inc	10,206
397		Conmed Corp	17,849
680		Cooper Cos, Inc	110,221
180	*	Corvel Corp	6,700
6,553		Covidien plc	670,241
296	*	Cross Country Healthcare, Inc	3,694
377		CryoLife, Inc	4,271
360	*	Cyberonics, Inc	20,045
319	*	Cynosure, Inc (Class A)	8,747
2,552	*	DaVita, Inc	193,289
2,151		Dentsply International, Inc	114,584
120	*,e	Derma Sciences, Inc	1,117
1,102	*	DexCom, Inc	60,665
1,494	*	Edwards Lifesciences Corp	190,306
859	*	Endologix, Inc	13,134
367		Ensign Group, Inc	16,291
1,236	*	Envision Healthcare Holdings, Inc	42,877
131	*	Exactech, Inc	3,088
465	*,e	ExamWorks Group, Inc	19,339
10,544	*	Express Scripts Holding Co	892,760
374	*	Five Star Quality Care, Inc	1,552
665	*	GenMark Diagnostics, Inc	9,051
456	*	Gentiva Health Services, Inc	8,687
882	*	Globus Medical, Inc	20,965
334	*	Greatbatch, Inc	16,466
720	*	Haemonetics Corp	26,942
786	*,e	Halyard Health, Inc	35,739
472	*	Hanger Orthopedic Group, Inc	10,337
4,666	*	HCA Holdings, Inc	342,438
1,147	*	Health Net, Inc	61,399
215	*	HealthEquity, Inc	5,472
1,351		Healthsouth Corp	51,959
284	*	HealthStream, Inc	8,372
402	*	Healthways, Inc	7,992
241	*,e	HeartWare International, Inc	17,697
1,326	*	Henry Schein, Inc	180,535
836		Hill-Rom Holdings, Inc	38,138
1,170	*,e	HMS Holdings Corp	24,734
3,307	*	Hologic, Inc	88,429
2,213		Humana, Inc	317,853
239	*	ICU Medical, Inc	19,574
752	*	Idexx Laboratories, Inc	111,499
1,034	*	IMS Health Holdings, Inc	26,512
69	*	Inogen Inc	2,165
743	*	Insulet Corp	34,223
335	*	Integra LifeSciences Holdings Corp	18,167
515	*	Intuitive Surgical, Inc	272,404
316		Invacare Corp	5,296
1,108	*	Inverness Medical Innovations, Inc	42,104
220	*	IPC The Hospitalist Co, Inc	10,096
118	*,e	K2M Group Holdings, Inc	2,463
1,045		Kindred Healthcare, Inc	18,998
1,243	*	Laboratory Corp of America Holdings	134,120
128		Landauer, Inc	4,370
223	*	LDR Holding Corp	7,310
267	*	LHC Group, Inc	8,325
658	*	LifePoint Hospitals, Inc	47,317
405	*	Magellan Health Services, Inc	24,312
611	*	Masimo Corp	16,094
3,265		McKesson Corp	677,749

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

746	*	MedAssets, Inc	$14,741
698	*	Medidata Solutions, Inc	33,330
14,150		Medtronic, Inc	1,021,630
1,254	*	Merge Healthcare, Inc	4,464
557		Meridian Bioscience, Inc	9,168
538	*	Merit Medical Systems, Inc	9,324
484	*	Molina Healthcare, Inc	25,909
173	*	MWI Veterinary Supply, Inc	29,394
138		National Healthcare Corp	8,672
133	*	National Research Corp	1,861
431	*	Natus Medical, Inc	15,533
492	*	Neogen Corp	24,398
625	*	NuVasive, Inc	29,475
824	*	NxStage Medical, Inc	14,774
1,432		Omnicare, Inc	104,436
543	*	Omnicell, Inc	17,984
749	*	OraSure Technologies, Inc	7,595
239	*	Orthofix International NV	7,184
1,257		Owens & Minor, Inc	44,133
174	*,e	Oxford Immunotec Global plc	2,370
1,289		Patterson Cos, Inc	62,001
1,412	*	Pediatrix Medical Group, Inc	93,347
373	*	PharMerica Corp	7,725
164	*,e	PhotoMedex, Inc	251
561	*	Premier, Inc	18,810
155	*	Providence Service Corp	5,648
668		Quality Systems, Inc	10,414
2,019		Quest Diagnostics, Inc	135,394
382	*	Quidel Corp	11,047
415	*	RadNet, Inc	3,544
1,903	e	Resmed, Inc	106,682
629	*,e	Rockwell Medical Technologies, Inc	6,466
1,003	*,e	Roka Bioscience, Inc	4,423
611	*	RTI Biologics, Inc	3,177
1,073		Select Medical Holdings Corp	15,451
946	*	Sirona Dental Systems, Inc	82,652
246	*	Skilled Healthcare Group, Inc (Class A)	2,108
526	*	Spectranetics Corp	18,189
4,067		St. Jude Medical, Inc	264,477
515	*	Staar Surgical Co	4,692
793		STERIS Corp	51,426
4,713		Stryker Corp	444,577
169	*,e	Surgical Care Affiliates, Inc	5,687
147	*	SurModics, Inc	3,249
125	*	Symmetry Surgical, Inc	974
112	*,e	Tandem Diabetes Care, Inc	1,422
929	*	Team Health Holdings, Inc	53,445
578		Teleflex, Inc	66,366
1,416	*	Tenet Healthcare Corp	71,749
748	*	Thoratec Corp	24,280
773	*	Tornier BV	19,712
385	*,e	TransEnterix, Inc	1,120
334	*	Triple-S Management Corp (Class B)	7,986
100	*,e	TriVascular Technologies, Inc	1,257
1,379	*,e	Unilife Corp	4,620
13,957		UnitedHealth Group, Inc	1,410,913
567	*	Universal American Corp	5,262
1,252		Universal Health Services, Inc (Class B)	139,298
164		US Physical Therapy, Inc	6,881
40		Utah Medical Products, Inc	2,402
1,634	*	Varian Medical Systems, Inc	141,357
200	*	Vascular Solutions, Inc	5,432
1,290	*	VCA Antech, Inc	62,913
508	*,e	Veeva Systems, Inc	13,416
87	*	Veracyte, Inc	840

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

275	*	Vocera Communications, Inc	$2,866
677	*	Volcano Corp	12,105
603	*	WellCare Health Plans, Inc	49,482
980		West Pharmaceutical Services, Inc	52,175
750	*	Wright Medical Group, Inc	20,153
390	*,e	Zeltiq Aesthetics, Inc	10,885
2,369		Zimmer Holdings, Inc	268,692

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	16,113,103

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
5,788		Avon Products, Inc	54,349
580	*	Central Garden and Pet Co (Class A)	5,539
1,951		Church & Dwight Co, Inc	153,758
1,838		Clorox Co	191,538
12,953		Colgate-Palmolive Co	896,218
1,117		Coty, Inc	23,077
280	*,e	Elizabeth Arden, Inc	5,989
855		Energizer Holdings, Inc	109,919
3,268		Estee Lauder Cos (Class A)	249,022
204		Female Health Co	800
1,236	*	Harbinger Group, Inc	17,502
1,140	e	Herbalife Ltd	42,978
386	*,e	IGI Laboratories, Inc	3,397
223		Inter Parfums, Inc	6,121
5,395		Kimberly-Clark Corp	623,338
152	*	Medifast, Inc	5,100
140		Nature’s Sunshine Products, Inc	2,075
873	e	Nu Skin Enterprises, Inc (Class A)	38,150
127	*	Nutraceutical International Corp	2,738
63		Oil-Dri Corp of America	2,056
108		Orchids Paper Products Co	3,144
38,762		Procter & Gamble Co	3,530,831
302	*	Revlon, Inc (Class A)	10,316
334		Spectrum Brands, Inc	31,957
92	*,e	USANA Health Sciences, Inc	9,438
208		WD-40 Co	17,697

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	6,037,047

INSURANCE - 4.3%
4,810		ACE Ltd	552,573
6,628		Aflac, Inc	404,904
231	*	Alleghany Corp	107,068
1,487		Allied World Assurance Co Holdings Ltd	56,387
6,189		Allstate Corp	434,777
587	*	AMBAC Financial Group, Inc	14,381
836		American Equity Investment Life Holding Co	24,403
972		American Financial Group, Inc	59,020
20,860		American International Group, Inc	1,168,369
130		American National Insurance Co	14,854
202		Amerisafe, Inc	8,557
354	e	Amtrust Financial Services, Inc	19,912
4,323		Aon plc	409,950
1,907	*	Arch Capital Group Ltd	112,704
351		Argo Group International Holdings Ltd	19,470
2,447		Arthur J. Gallagher & Co	115,205
878		Aspen Insurance Holdings Ltd	38,430
961		Assurant, Inc	65,761
2,410		Assured Guaranty Ltd	62,636
154	*,e	Atlas Financial Holdings, Inc	2,513
1,577		Axis Capital Holdings Ltd	80,569
125		Baldwin & Lyons, Inc (Class B)	3,222
26,218	*	Berkshire Hathaway, Inc (Class B)	3,936,633
1,753		Brown & Brown, Inc	57,691
3,555		Chubb Corp	367,836

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,559		Cincinnati Financial Corp	$132,633
590	*,e	Citizens, Inc (Class A)	4,484
303		CNA Financial Corp	11,729
2,903		Conseco, Inc	49,990
375		Crawford & Co (Class B)	3,855
143		Donegal Group, Inc (Class A)	2,285
280	*	eHealth, Inc	6,978
60		EMC Insurance Group, Inc	2,128
421		Employers Holdings, Inc	9,898
666		Endurance Specialty Holdings Ltd	39,853
148	*	Enstar Group Ltd	22,628
458		Erie Indemnity Co (Class A)	41,573
657		Everest Re Group Ltd	111,887
130		FBL Financial Group, Inc (Class A)	7,544
152		Federated National Holding Co	3,672
1,423		First American Financial Corp	48,240
3,879		FNF Group	133,632
7,337	*	Genworth Financial, Inc (Class A)	62,364
327	*	Greenlight Capital Re Ltd (Class A)	10,677
136	*	Hallmark Financial Services	1,644
539		Hanover Insurance Group, Inc	38,441
6,198		Hartford Financial Services Group, Inc	258,395
1,340		HCC Insurance Holdings, Inc	71,717
121		HCI Group, Inc	5,232
909	*	Hilltop Holdings, Inc	18,135
467		Horace Mann Educators Corp	15,495
935		Independence Holding Co	13,043
154		Infinity Property & Casualty Corp	11,898
51		Kansas City Life Insurance Co	2,450
614		Kemper Corp	22,172
3,512		Lincoln National Corp	202,537
4,528		Loews Corp	190,267
553		Maiden Holdings Ltd	7,073
207	*	Markel Corp	141,348
8,072		Marsh & McLennan Cos, Inc	462,041
1,899	*	MBIA, Inc	18,116
694		Meadowbrook Insurance Group, Inc	5,871
611		Mercury General Corp	34,625
13,572		Metlife, Inc	734,109
525		Montpelier Re Holdings Ltd	18,805
415		National General Holdings Corp	7,723
95		National Interstate Corp	2,831
92		National Western Life Insurance Co (Class A)	24,771
149	*	Navigators Group, Inc	10,928
3,288		Old Republic International Corp	48,103
313		OneBeacon Insurance Group Ltd (Class A)	5,071
733		PartnerRe Ltd	83,657
83	*	Phoenix Cos, Inc	5,716
369		Platinum Underwriters Holdings Ltd	27,092
1,068		Primerica, Inc	57,950
4,349		Principal Financial Group	225,887
1,060		ProAssurance Corp	47,859
8,761		Progressive Corp	236,459
1,036		Protective Life Corp	72,157
6,653		Prudential Financial, Inc	601,830
1,117		Reinsurance Group of America, Inc (Class A)	97,872
583		RenaissanceRe Holdings Ltd	56,679
786		RLI Corp	38,828
174		Safety Insurance Group, Inc	11,138
656		Selective Insurance Group, Inc	17,824
587		Stancorp Financial Group, Inc	41,008
200		State Auto Financial Corp	4,444
288		Stewart Information Services Corp	10,668
1,030		Symetra Financial Corp	23,741
598	*	Third Point Reinsurance Ltd	8,665

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,148		Torchmark Corp	$116,357
4,966		Travelers Cos, Inc	525,651
110	*	United America Indemnity Ltd	3,121
234		United Fire & Casualty Co	6,957
144		United Insurance Holdings Corp	3,161
384		Universal Insurance Holdings, Inc	7,853
3,453		UnumProvident Corp	120,441
1,218		Validus Holdings Ltd	50,620
1,346		W.R. Berkley Corp	68,996
88		White Mountains Insurance Group Ltd	55,450
4,298		XL Capital Ltd	147,722

		TOTAL INSURANCE	13,992,519

MATERIALS - 3.6%
412		A. Schulman, Inc	16,698
484	*	Advanced Emissions Solutions, Inc	11,030
78	*	AEP Industries, Inc	4,536
3,011		Air Products & Chemicals, Inc	434,277
1,053		Airgas, Inc	121,285
3,026	*,e	AK Steel Holding Corp	17,974
1,067	e	Albemarle Corp	64,159
16,751		Alcoa, Inc	264,498
1,456		Allegheny Technologies, Inc	50,625
350	e	American Vanguard Corp	4,067
79		Ampco-Pittsburgh Corp	1,521
1,019		Aptargroup, Inc	68,110
1,097		Ashland, Inc	131,377
1,277		Avery Dennison Corp	66,251
787	*	Axalta Coating Systems Ltd	20,478
1,085		Axiall Corp	46,080
437		Balchem Corp	29,122
1,993		Ball Corp	135,863
1,495		Bemis Co, Inc	67,589
1,377	*	Berry Plastics Group, Inc	43,444
511	*	Boise Cascade Co	18,984
300		Brush Engineered Materials, Inc	10,569
989		Cabot Corp	43,378
730	*	Calgon Carbon Corp	15,169
806		Carpenter Technology Corp	39,695
866	*,e	Castle (A.M.) & Co	6,911
2,200		Celanese Corp (Series A)	131,912
742	*	Century Aluminum Co	18,105
745		CF Industries Holdings, Inc	203,042
90		Chase Corp	3,239
1,559	*	Chemtura	38,554
372	*	Clearwater Paper Corp	25,501
1,010	e	Cliffs Natural Resources, Inc	7,211
2,077	*	Coeur d’Alene Mines Corp	10,613
1,538		Commercial Metals Co	25,054
452		Compass Minerals International, Inc	39,247
1,975	*	Crown Holdings, Inc	100,527
962		Cytec Industries, Inc	44,416
127		Deltic Timber Corp	8,687
1,029		Domtar Corp	41,386
17,107		Dow Chemical Co	780,250
13,082		Du Pont (E.I.) de Nemours & Co	967,283
671		Eagle Materials, Inc	51,016
2,151		Eastman Chemical Co	163,175
3,802		Ecolab, Inc	397,385
962	*	Ferro Corp	12,468
835	*,e	Flotek Industries, Inc	15,640
1,884		FMC Corp	107,444
14,684		Freeport-McMoRan Copper & Gold, Inc (Class B)	343,018
235		FutureFuel Corp	3,060

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

553		Glatfelter	$14,140
856		Globe Specialty Metals, Inc	14,749
1,463	e	Gold Resource Corp	4,945
4,682	*	Graphic Packaging Holding Co	63,769
417		Greif, Inc (Class A)	19,695
672		H.B. Fuller Co	29,924
142		Hawkins, Inc	6,153
166		Haynes International, Inc	8,051
985	*	Headwaters, Inc	14,765
6,348	e	Hecla Mining Co	17,711
716	*,e	Horsehead Holding Corp	11,334
2,705		Huntsman Corp	61,620
294		Innophos Holdings, Inc	17,184
327		Innospec, Inc	13,963
1,133		International Flavors & Fragrances, Inc	114,841
6,115		International Paper Co	327,642
748	*,e	Intrepid Potash, Inc	10,382
245		Kaiser Aluminum Corp	17,500
1,315	*	Kapstone Paper and Packaging Corp	38,543
75		KMG Chemicals, Inc	1,500
239		Koppers Holdings, Inc	6,209
396	*	Kraton Polymers LLC	8,233
274		Kronos Worldwide, Inc	3,567
359	*	Landec Corp	4,958
2,147	*	Louisiana-Pacific Corp	35,554
229	*	LSB Industries, Inc	7,200
5,944		LyondellBasell Industries AF S.C.A	471,894
1,429	*,e	Marrone Bio Innovations, Inc	5,159
866		Martin Marietta Materials, Inc	95,537
2,307		MeadWestvaco Corp	102,408
492		Minerals Technologies, Inc	34,169
6,981		Monsanto Co	834,020
4,716		Mosaic Co	215,285
371		Myers Industries, Inc	6,530
208		Neenah Paper, Inc	12,536
129		NewMarket Corp	52,055
6,977		Newmont Mining Corp	131,865
707		Noranda Aluminium Holding Corp	2,489
4,629		Nucor Corp	227,052
1,054		Olin Corp	24,000
170		Olympic Steel, Inc	3,023
431		OM Group, Inc	12,844
1,204	*	Omnova Solutions, Inc	9,801
2,214	*	Owens-Illinois, Inc	59,756
1,392		Packaging Corp of America	108,646
1,204	*	Platform Specialty Products Corp	27,957
1,369		PolyOne Corp	51,899
1,960		PPG Industries, Inc	453,054
4,121		Praxair, Inc	533,917
166		Quaker Chemical Corp	15,279
593	e	Rayonier Advanced Materials, Inc	13,224
1,164		Reliance Steel & Aluminum Co	71,318
5,516	*	Rentech, Inc	6,950
875	*	Resolute Forest Products	15,409
2,040		Rock-Tenn Co (Class A)	124,399
1,021		Rockwood Holdings, Inc	80,455
968		Royal Gold, Inc	60,694
1,857		RPM International, Inc	94,168
412	*	RTI International Metals, Inc	10,407
337	*	Ryerson Holding Corp	3,346
486		Schnitzer Steel Industries, Inc (Class A)	10,964
409		Schweitzer-Mauduit International, Inc	17,301
601		Scotts Miracle-Gro Co (Class A)	37,454
2,998		Sealed Air Corp	127,205
570	*,e	Senomyx, Inc	3,426

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

694		Sensient Technologies Corp	$41,876
1,288		Sherwin-Williams Co	338,796
1,734		Sigma-Aldrich Corp	238,026
698		Silgan Holdings, Inc	37,413
1,506		Sonoco Products Co	65,812
2,091	e	Southern Copper Corp (NY)	58,966
3,403		Steel Dynamics, Inc	67,175
258		Stepan Co	10,341
1,919	*	Stillwater Mining Co	28,286
936		SunCoke Energy, Inc	18,102
1,355		Tahoe Resources, Inc	18,794
542		TimkenSteel Corp	20,070
254	*	Trecora Resources	3,734
333		Tredegar Corp	7,489
283	*,e	Trinseo S.A.	4,938
929		Tronox Ltd	22,184
70	*	UFP Technologies, Inc	1,721
30		United States Lime & Minerals, Inc	2,186
2,110	e	United States Steel Corp	56,421
72	*	Universal Stainless & Alloy	1,811
179	*	US Concrete, Inc	5,093
822	e	US Silica Holdings Inc	21,117
1,192		Valspar Corp	103,084
1,817		Vulcan Materials Co	119,431
624		Wausau Paper Corp	7,095
546		Westlake Chemical Corp	33,355
100	*	WHX Corp	4,603
708		Worthington Industries, Inc	21,304
1,091	*	WR Grace & Co	104,070
260		Zep, Inc	3,939

		TOTAL MATERIALS	11,781,182

MEDIA - 3.5%
252		AH Belo Corp (Class A)	2,616
171		AMC Entertainment Holdings, Inc	4,477
790	*	AMC Networks, Inc	50,378
2,816	e	Cablevision Systems Corp (Class A)	58,122
409	*	Carmike Cinemas, Inc	10,744
7,397		CBS Corp (Class B)	409,350
3,129	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	10,044
1,135	*	Charter Communications, Inc	189,114
952	*	Cinedigm Corp	1,542
1,629		Cinemark Holdings, Inc	57,960
566		Clear Channel Outdoor Holdings, Inc (Class A)	5,994
37,067		Comcast Corp (Class A)	2,150,257
465	*	Crown Media Holdings, Inc (Class A)	1,646
3,076	*	Cumulus Media, Inc (Class A)	13,011
45	*,e	Daily Journal Corp	11,835
219	*,e	Dex Media, Inc	1,964
6,643	*	DIRECTV	575,948
3,189	*	Discovery Communications, Inc (Class A)	109,861
3,328	*	Discovery Communications, Inc (Class C)	112,220
3,045	*	DISH Network Corp (Class A)	221,950
1,127	*,e	DreamWorks Animation SKG, Inc (Class A)	25,166
285	*	Entercom Communications Corp (Class A)	3,466
776		Entravision Communications Corp (Class A)	5,028
219	*	Eros International plc	4,634
414	*	EW Scripps Co (Class A)	9,253
3,145		Gannett Co, Inc	100,420
512	*	Global Eagle Entertainment, Inc	6,968
134	*	Global Sources Ltd	852
966	*	Gray Television, Inc	10,819
700		Harte-Hanks, Inc	5,418
6,163		Interpublic Group of Cos, Inc	128,006

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

670		John Wiley & Sons, Inc (Class A)	$39,691
601	*	Journal Communications, Inc (Class A)	6,869
1,066		Lamar Advertising Co	57,180
719	*,e	Lee Enterprises, Inc	2,646
329	*	Liberty Broadband Corp (Class A)	16,480
874	*	Liberty Broadband Corp (Class C)	43,543
1,318	*	Liberty Media Corp	46,486
2,846	*	Liberty Media Corp (Class C)	99,695
1,198	e	Lions Gate Entertainment Corp	38,360
2,089	*	Live Nation, Inc	54,544
175	*	Loral Space & Communications, Inc	13,774
895	*	Madison Square Garden, Inc	67,358
239	*	Martha Stewart Living Omnimedia, Inc (Class A)	1,030
1,856	*	McClatchy Co (Class A)	6,162
554		MDC Partners, Inc	12,587
690	*,e	Media General, Inc	11,544
465		Meredith Corp	25,259
279		Morningstar, Inc	18,054
760		National CineMedia, Inc	10,921
403		New Media Investment Group, Inc	9,523
1,789		New York Times Co (Class A)	23,651
7,014	*	News Corp	110,050
512	e	Nexstar Broadcasting Group, Inc (Class A)	26,516
3,778		Omnicom Group, Inc	292,682
3,113	*	Radio One, Inc	5,199
120	*	ReachLocal, Inc	413
444	*	Reading International, Inc	5,887
1,106	e	Regal Entertainment Group (Class A)	23,624
114	*	Rentrak Corp	8,301
51		Saga Communications, Inc	2,217
130		Salem Communications	1,017
365		Scholastic Corp	13,293
1,417		Scripps Networks Interactive (Class A)	106,658
1,237	*,e	SFX Entertainment, Inc	5,604
899	e	Sinclair Broadcast Group, Inc (Class A)	24,597
37,275	*	Sirius XM Holdings, Inc	130,463
300	*	Sizmek, Inc	1,878
1,255	*	Starz-Liberty Capital	37,274
4,900		Thomson Corp	197,666
3,936		Time Warner Cable, Inc	598,508
12,552		Time Warner, Inc	1,072,192
1,479		Time, Inc	36,398
27,268		Twenty-First Century Fox, Inc	1,047,228
6,161		Viacom, Inc (Class B)	463,615
24,834		Walt Disney Co	2,339,114
1,300	e	World Wrestling Entertainment, Inc (Class A)	16,042

		TOTAL MEDIA	11,470,856

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.0%
22,801		AbbVie, Inc	1,492,097
1,057	*,e	Acadia Pharmaceuticals, Inc	33,560
305	*,e	Accelerate Diagnostics, Inc	5,853
221	*	Acceleron Pharma, Inc	8,610
332	*,e	AcelRx Pharmaceuticals, Inc	2,234
93	*	Achaogen, Inc	1,214
1,630	*	Achillion Pharmaceuticals, Inc	19,967
533	*	Acorda Therapeutics, Inc	21,784
3,654	*	Actavis plc	940,576
266	*	Actinium Pharmaceuticals, Inc	1,567
373	*,e	Aegerion Pharmaceuticals, Inc	7,811
141	*	Aerie Pharmaceuticals, Inc	4,116
970	*,e	Affymetrix, Inc	9,574
834	*	Agenus, Inc	3,311
4,701		Agilent Technologies, Inc	192,459

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

182	*,e	Agios Pharmaceuticals, Inc	$20,391
105	*,e	Akebia Therapeutics, Inc	1,222
902	*	Akorn, Inc	32,652
309	*	Albany Molecular Research, Inc	5,031
107	*	Alder Biopharmaceuticals, Inc	3,113
2,875	*	Alexion Pharmaceuticals, Inc	531,961
352	*,e	Alimera Sciences, Inc	1,950
2,066	*	Alkermes plc	120,985
4,273		Allergan, Inc	908,397
1,018	*	Alnylam Pharmaceuticals, Inc	98,746
348	*	AMAG Pharmaceuticals, Inc	14,832
10,852		Amgen, Inc	1,728,615
549	*,e	Ampio Pharmaceuticals, Inc	1,883
442	*	Anacor Pharmaceuticals, Inc	14,254
92	*	ANI Pharmaceuticals, Inc	5,188
65	*	Applied Genetic Technologies Corp	1,366
328	*	Aratana Therapeutics, Inc	5,845
3,077	*,e	Arena Pharmaceuticals, Inc	10,677
2,277	*,e	Ariad Pharmaceuticals, Inc	15,643
1,535	*	Array Biopharma, Inc	7,261
1,397	*,e	Arrowhead Research Corp	10,310
108	*,e	Auspex Pharmaceuticals Inc	5,668
674	*,e	Auxilium Pharmaceuticals, Inc	23,175
99	*	Avalanche Biotechnologies, Inc	5,346
2,753	*	AVANIR Pharmaceuticals, Inc	46,663
915	*,e	BioCryst Pharmaceuticals, Inc	11,126
561	*	BioDelivery Sciences International, Inc	6,743
3,414	*	Biogen Idec, Inc	1,158,882
2,061	*	BioMarin Pharmaceuticals, Inc	186,314
984	*,e	Bio-Path Holdings, Inc	2,617
291	*	Bio-Rad Laboratories, Inc (Class A)	35,083
49	*	Biospecifics Technologies Corp	1,892
590		Bio-Techne Corp	54,516
252	*,e	BioTime, Inc	940
311	*	Bluebird Bio, Inc	28,525
23,767		Bristol-Myers Squibb Co	1,402,966
1,477	*	Bruker BioSciences Corp	28,979
396	*	Cambrex Corp	8,562
72	*	Cara Therapeutics Inc	718
647	*	Catalent, Inc	18,038
11,539	*	Celgene Corp	1,290,753
1,630	*,e	Celldex Therapeutics, Inc	29,747
130	*,e	Cellular Dynamics International, Inc	836
307	*	Cempra, Inc	7,218
1,011	*	Cepheid, Inc	54,736
740	*	Charles River Laboratories International, Inc	47,094
316	*,e	ChemoCentryx, Inc	2,158
362	*	Chimerix, Inc	14,574
372	*,e	Clovis Oncology, Inc	20,832
492	*,e	Corcept Therapeutics, Inc	1,476
821	*	Covance, Inc	85,253
1,800	*,e	CTI BioPharma Corp	4,248
1,045	*,e	Cubist Pharmaceuticals, Inc	105,179
327	*	Cytokinetics, Inc	2,619
8,854	*,e	Cytori Therapeutics, Inc	4,327
748	*,e	CytRx Corp	2,050
778	*	Depomed, Inc	12,534
1,822	*	Dyax Corp	25,617
352	*,e	Dynavax Technologies Corp	5,935
13,934		Eli Lilly & Co	961,307
392	*	Emergent Biosolutions, Inc	10,674
135	*,e	Enanta Pharmaceuticals, Inc	6,865
2,211	*	Endo International plc	159,457
379	*,e	Endocyte, Inc	2,384
458	*	Enzo Biochem, Inc	2,034

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

172	*	Epizyme, Inc	$3,246
1,111	*,e	Exact Sciences Corp	30,486
4,058	*,e	Exelixis, Inc	5,844
231	*	Five Prime Therapeutics, Inc	6,237
376	*	Fluidigm Corp	12,682
187	*,e	Foundation Medicine, Inc	4,155
242	*	Galectin Therapeutics, Inc	840
1,383	*,e	Galena Biopharma, Inc	2,088
52	*	Genocea Biosciences Inc	364
270	*,e	Genomic Health, Inc	8,632
2,105	*,e	Geron Corp	6,841
22,030	*	Gilead Sciences, Inc	2,076,548
708	*	Golf Trust Of America, Inc	6,648
1,375	*,e	Halozyme Therapeutics, Inc	13,269
261	*	Heron Therapeutics, Inc	2,626
1,190	*,e	Horizon Pharma plc	15,339
2,364	*	Hospira, Inc	144,795
183	*	Hyperion Therapeutics, Inc	4,392
807	*,e	Idera Pharmaceuticals, Inc	3,559
1,995	*	Illumina, Inc	368,237
1,151	*,e	Immunogen, Inc	7,021
1,305	*,e	Immunomedics, Inc	6,264
940	*	Impax Laboratories, Inc	29,779
2,108	*	Incyte Corp	154,116
629	*	Infinity Pharmaceuticals, Inc	10,624
807	*,e	Inovio Pharmaceuticals, Inc	7,408
527	*	Insmed, Inc	8,153
143	*	Insys Therapeutics, Inc	6,029
167	*,e	Intercept Pharmaceuticals, Inc	26,052
229	*,e	Intra-Cellular Therapies, Inc	4,042
478	*,e	Intrexon Corp	13,159
1,617	*	Ironwood Pharmaceuticals, Inc	24,772
1,777	*,e	Isis Pharmaceuticals, Inc	109,712
860	*	Jazz Pharmaceuticals plc	140,808
40,532		Johnson & Johnson	4,238,431
180	*,e	Karyopharm Therapeutics, Inc	6,737
1,264	*,e	Keryx Biopharmaceuticals, Inc	17,886
141	*	Kindred Biosciences Inc	1,050
124	*,e	Kite Pharma, Inc	7,151
252	*,e	KYTHERA Biopharmaceuticals, Inc	8,739
345	*	Lannett Co, Inc	14,794
3,446	*,e	Lexicon Pharmaceuticals, Inc	3,136
278	*,e	Ligand Pharmaceuticals, Inc (Class B)	14,792
588	*	Luminex Corp	11,031
268	*	MacroGenics, Inc	9,399
1,618	*	Mallinckrodt plc	160,231
3,038	*,e	MannKind Corp	15,843
828	*	Medicines Co	22,911
1,096	*	Medivation, Inc	109,173
41,897		Merck & Co, Inc	2,379,331
1,422	*,e	Merrimack Pharmaceuticals, Inc	16,069
447	*	Mettler-Toledo International, Inc	135,200
1,119	*,e	MiMedx Group, Inc	12,902
96	*,e	Mirati Therapeutics, Inc	1,778
571	*	Momenta Pharmaceuticals, Inc	6,875
5,304	*	Mylan Laboratories, Inc	298,986
1,155	*,e	Myriad Genetics, Inc	39,339
135	*,e	NanoString Technologies, Inc	1,881
538	*,e	NanoViricides, Inc	1,463
2,022	*,e	Navidea Biopharmceuticals, Inc	3,822
1,670	*	Nektar Therapeutics	25,885
317	*,e	NeoStem, Inc	1,195
922	*,e	Neuralstem, Inc	2,508
1,018	*	Neurocrine Biosciences, Inc	22,742
266	*,e	NewLink Genetics Corp	10,573

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

476	*,e	Northwest Biotherapeutics, Inc	$2,547
2,808	*,e	Novavax, Inc	16,651
1,426	*	NPS Pharmaceuticals, Inc	51,008
282	*,e	Ohr Pharmaceutical, Inc	2,352
447	*,e	Omeros Corp	11,077
170	*	OncoMed Pharmaceuticals, Inc	3,699
949	*	Oncothyreon, Inc	1,803
186	*,e	Ophthotech Corp	8,346
2,678	*,e	Opko Health, Inc	26,753
2,250	*,e	Orexigen Therapeutics, Inc	13,635
838	*,e	Organovo Holdings, Inc	6,076
254	*,e	Osiris Therapeutics, Inc	4,061
170	*	Otonomy, Inc	5,666
207	*,e	OvaScience, Inc	9,154
772	*	Pacific Biosciences of California, Inc	6,052
506	*,e	Pacira Pharmaceuticals, Inc	44,862
510	*	Pain Therapeutics, Inc	1,035
762	*	Parexel International Corp	42,337
3,105	e	PDL BioPharma, Inc	23,940
1,810	*,e	Peregrine Pharmaceuticals, Inc	2,516
1,519		PerkinElmer, Inc	66,426
1,997		Perrigo Co plc	333,819
91,269		Pfizer, Inc	2,843,029
868	*	Pharmacyclics, Inc	106,122
197		Phibro Animal Health Corp	6,215
495	*	Portola Pharmaceuticals, Inc	14,018
322	*	Pozen, Inc	2,576
241	*	PRA Health Sciences, Inc	5,837
795	*	Prestige Brands Holdings, Inc	27,602
933	*,e	Progenics Pharmaceuticals, Inc	7,053
294	*	Prothena Corp plc	6,103
298	*,e	PTC Therapeutics, Inc	15,427
334	*	Puma Biotechnology, Inc	63,216
3,176	*	Qiagen NV (NASDAQ)	74,509
785	*	Quintiles Transnational Holdings, Inc	46,213
840	*,e	Raptor Pharmaceutical Corp	8,837
310	*	Receptos, Inc	37,978
207	*,e	Regado Biosciences, Inc	189
1,143	*	Regeneron Pharmaceuticals, Inc	468,916
184	*,e	Regulus Therapeutics, Inc	2,951
227	*	Relypsa, Inc	6,992
390	*	Repligen Corp	7,722
955	*	Repros Therapeutics, Inc	9,521
285	*,e	Retrophin, Inc	3,488
93	*,e	Revance Therapeutics, Inc	1,575
854	*	Rigel Pharmaceuticals, Inc	1,939
340	*	Sagent Pharmaceuticals	8,537
894	*	Salix Pharmaceuticals Ltd	102,756
912	*,e	Sangamo Biosciences, Inc	13,872
552	*,e	Sarepta Therapeutics, Inc	7,987
716	*	Sciclone Pharmaceuticals, Inc	6,272
1,356	*,e	Seattle Genetics, Inc	43,568
1,561	*,e	Sequenom, Inc	5,776
823	*,e	Spectrum Pharmaceuticals, Inc	5,703
119	*,e	Stemline Therapeutics, Inc	2,030
238	*	Sucampo Pharmaceuticals, Inc (Class A)	3,399
696	*	Sunesis Pharmaceuticals, Inc	1,775
393	*,e	Supernus Pharmaceuticals, Inc	3,262
287	*,e	Synageva BioPharma Corp	26,631
1,430	*,e	Synergy Pharmaceuticals, Inc	4,362
2,144	*,e	Synta Pharmaceuticals Corp	5,682
259	*	TESARO, Inc	9,632
296	*	Tetraphase Pharmaceuticals, Inc	11,754
315	*,e	TG Therapeutics, Inc	4,990

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,599	*,e	TherapeuticsMD, Inc	$7,116
316	*	Theravance Biopharma, Inc	4,715
1,105	e	Theravance, Inc	15,636
5,649		Thermo Electron Corp	707,763
582	*	Threshold Pharmaceuticals, Inc	1,851
89	*	Ultragenyx Pharmaceutical, Inc	3,905
734	*	United Therapeutics Corp	95,046
454	*,e	Vanda Pharmaceuticals, Inc	6,501
182	*	Verastem, Inc	1,663
93	*	Versartis, Inc	2,088
3,429	*	Vertex Pharmaceuticals, Inc	407,365
69	*,e	Vital Therapies, Inc	1,720
1,259	*,e	Vivus, Inc	3,626
390	*,e	VWR Corp	10,089
1,182	*	Waters Corp	133,235
196	*	Xencor Inc	3,144
827	*	Xenoport, Inc	7,253
1,173	*,e	XOMA Corp	4,211
1,089	*,e	ZIOPHARM Oncology, Inc	5,521
7,138		Zoetis Inc	307,148
1,610	*	Zogenix, Inc	2,206
127	*,e	ZS Pharma, Inc	5,279

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	29,495,247

REAL ESTATE - 3.9%
770		Acadia Realty Trust	24,663
370		AG Mortgage Investment Trust	6,871
171		Agree Realty Corp	5,316
1,053		Alexander & Baldwin, Inc	41,341
28		Alexander’s, Inc	12,241
1,010		Alexandria Real Estate Equities, Inc	89,627
19	*	Altisource Asset Management Corp	5,892
196	*,e	Altisource Portfolio Solutions S.A.	6,623
766		Altisource Residential Corp	14,860
684		American Assets Trust,Inc	27,230
1,407		American Campus Communities, Inc	58,194
5,056		American Capital Agency Corp	110,372
1,068		American Capital Mortgage, Inc	20,121
2,594		American Homes 4 Rent	44,176
1,141		American Realty Capital Healthcare Trust, Inc	13,578
11,261		American Realty Capital Properties, Inc	101,912
432	*	American Residential Properties, Inc	7,590
5,616		American Tower Corp	555,142
264		AmREIT, Inc (Class B)	7,007
14,550		Annaly Capital Management, Inc	157,285
1,733		Anworth Mortgage Asset Corp	9,098
1,960		Apartment Investment & Management Co (Class A)	72,814
619		Apollo Commercial Real Estate Finance, Inc	10,127
100		Ares Commercial Real Estate Corp	1,148
244		Armada Hoffler Properties, Inc	2,316
4,902		ARMOUR Residential REIT, Inc	18,039
252		Ashford Hospitality Prime, Inc	4,324
940		Ashford Hospitality Trust, Inc	9,851
672		Associated Estates Realty Corp	15,597
110	*	AV Homes, Inc	1,603
1,827		AvalonBay Communities, Inc	298,514
264		Aviv REIT, Inc	9,103
2,582		BioMed Realty Trust, Inc	55,616
2,224		Boston Properties, Inc	286,207
2,048		Brandywine Realty Trust	32,727
678		Brixmor Property Group, Inc	16,842
1,148		Camden Property Trust	84,768
868		Campus Crest Communities, Inc	6,345
2,961		Capstead Mortgage Corp	36,361
363		CareTrust REIT, Inc	4,476

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

162		CatchMark Timber Trust Inc	$1,834
2,180		CBL & Associates Properties, Inc	42,336
3,818	*	CBRE Group, Inc	130,766
1,018		Cedar Shopping Centers, Inc	7,472
3,262		Chambers Street Properties	26,292
492		Chatham Lodging Trust	14,253
691		Chesapeake Lodging Trust	25,712
13,535		Chimera Investment Corp	43,041
1,513		Colony Financial, Inc	36,040
1,730		Columbia Property Trust, Inc	43,855
77		Consolidated-Tomoka Land Co	4,297
282		Coresite Realty	11,012
1,194		Corporate Office Properties Trust	33,874
3,372		Cousins Properties, Inc	38,508
4,775		Crown Castle International Corp	375,792
1,936		CubeSmart	42,728
481		CyrusOne, Inc	13,252
2,918		CYS Investments, Inc	25,445
1,403		DCT Industrial Trust, Inc	50,031
4,170		DDR Corp	76,561
2,598		DiamondRock Hospitality Co	38,632
2,169		Digital Realty Trust, Inc	143,805
1,927		Douglas Emmett, Inc	54,727
4,573		Duke Realty Corp	92,375
1,063		DuPont Fabros Technology, Inc	35,334
1,055		Dynex Capital, Inc	8,704
570		EastGroup Properties, Inc	36,092
693		Education Realty Trust, Inc	25,357
1,208		Empire State Realty Trust, Inc	21,237
730		Entertainment Properties Trust	42,070
1,589		Equity Commonwealth	40,790
1,120		Equity Lifestyle Properties, Inc	57,736
824		Equity One, Inc	20,897
5,093		Equity Residential	365,881
934		Essex Property Trust, Inc	192,964
629		Excel Trust, Inc	8,422
1,788		Extra Space Storage, Inc	104,848
1,053		Federal Realty Investment Trust	140,533
1,666		FelCor Lodging Trust, Inc	18,026
1,477		First Industrial Realty Trust, Inc	30,367
788		First Potomac Realty Trust	9,740
2,206	*	Forest City Enterprises, Inc (Class A)	46,988
498	*	Forestar Real Estate Group, Inc	7,669
1,181		Franklin Street Properties Corp	14,491
1,131		Gaming and Leisure Properties, Inc	33,184
8,128		General Growth Properties, Inc	228,641
1,122		Geo Group, Inc	45,284
343		Getty Realty Corp	6,246
475		Gladstone Commercial Corp	8,156
2,149		Glimcher Realty Trust	29,527
734		Government Properties Income Trust	16,889
2,872		Gramercy Property Trust, Inc	19,817
292		Hannon Armstrong Sustainable Infrastructure Capital, Inc	4,155
1,505		Hatteras Financial Corp	27,737
6,814		HCP, Inc	300,020
4,547		Health Care REIT, Inc	344,071
1,288		Healthcare Realty Trust, Inc	35,188
1,591		Healthcare Trust of America, Inc	42,862
2,705		Hersha Hospitality Trust	19,016
1,490		Highwoods Properties, Inc	65,977
804		Home Properties, Inc	52,742
2,009		Hospitality Properties Trust	62,279
11,248		Host Marriott Corp	267,365
532	*	Howard Hughes Corp	69,383
737		Hudson Pacific Properties	22,154

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,113		Inland Real Estate Corp	$12,187
1,651		Invesco Mortgage Capital, Inc	25,524
1,430		Investors Real Estate Trust	11,683
2,652		Iron Mountain, Inc	102,526
1,138	*	iStar Financial, Inc	15,534
698		Jones Lang LaSalle, Inc	104,651
1,127		Kennedy-Wilson Holdings, Inc	28,513
1,156		Kilroy Realty Corp	79,845
5,803		Kimco Realty Corp	145,887
542		Kite Realty Group Trust	15,577
1,396		LaSalle Hotel Properties	56,496
2,758		Lexington Corporate Properties Trust	30,283
1,981		Liberty Property Trust	74,545
458		LTC Properties, Inc	19,772
2,127		Macerich Co	177,413
1,487		Mack-Cali Realty Corp	28,342
2,313		Medical Properties Trust, Inc	31,873
5,647		MFA Mortgage Investments, Inc	45,120
1,004		Mid-America Apartment Communities, Inc	74,979
750		Monmouth Real Estate Investment Corp (Class A)	8,302
443		National Health Investors, Inc	30,992
2,043		National Retail Properties, Inc	80,433
2,439		New Residential Investment Corp	31,146
1,822		New York Mortgage Trust, Inc	14,048
1,236		New York REIT, Inc	13,089
3,199		NorthStar Realty Finance Corp	56,238
1,715		Omega Healthcare Investors, Inc	67,005
251		One Liberty Properties, Inc	5,941
1,874		Outfront Media, Inc	50,298
1,825	*	Paramount Group, Inc	33,927
955		Parkway Properties, Inc	17,562
843		Pebblebrook Hotel Trust	38,466
892		Pennsylvania REIT	20,926
1,022		Pennymac Mortgage Investment Trust	21,554
669		Physicians Realty Trust	11,105
2,149		Piedmont Office Realty Trust, Inc	40,487
2,713		Plum Creek Timber Co, Inc	116,089
905		Post Properties, Inc	53,187
545		Potlatch Corp	22,819
6,920		Prologis, Inc	297,768
373		PS Business Parks, Inc	29,668
2,065		Public Storage, Inc	381,715
170		QTS Realty Trust, Inc	5,753
1,095		RAIT Investment Trust	8,399
917		Ramco-Gershenson Properties	17,185
1,780		Rayonier, Inc	49,733
143		Re/Max Holdings, Inc	4,898
2,169	*	Realogy Holdings Corp	96,499
3,064		Realty Income Corp	146,183
1,075		Redwood Trust, Inc	21,178
1,537		Regency Centers Corp	98,030
1,691		Resource Capital Corp	8,523
1,382		Retail Opportunities Investment Corp	23,204
4,003		Retail Properties of America, Inc	66,810
656		Rexford Industrial Realty, Inc	10,306
1,756		RLJ Lodging Trust	58,879
262		Rouse Properties, Inc	4,852
580		Ryman Hospitality Properties	30,589
634		Sabra Healthcare REIT, Inc	19,255
133		Saul Centers, Inc	7,606
494		Select Income REIT	12,059
3,548		Senior Housing Properties Trust	78,446
516		Silver Bay Realty Trust Corp	8,545
4,433		Simon Property Group, Inc	807,294
1,298		SL Green Realty Corp	154,488

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

592		Sovran Self Storage, Inc	$51,634
5,445		Spirit Realty Capital, Inc	64,741
810	*,e	St. Joe Co	14,896
696		STAG Industrial, Inc	17,052
3,073	*	Starwood Property Trust, Inc	71,417
534		Starwood Waypoint Residential Trust	14,082
238	*	STORE Capital Corp	5,143
3,277	*	Strategic Hotels & Resorts, Inc	43,355
1,404		Summit Hotel Properties, Inc	17,466
688		Sun Communities, Inc	41,596
2,460		Sunstone Hotel Investors, Inc	40,615
1,512		Tanger Factory Outlet Centers, Inc	55,884
971		Taubman Centers, Inc	74,204
156	*	Tejon Ranch Co	4,596
444		Terreno Realty Corp	9,160
5,486		Two Harbors Investment Corp	54,970
4,035		UDR, Inc	124,359
258		UMH Properties, Inc	2,464
163		Universal Health Realty Income Trust	7,844
335		Urstadt Biddle Properties, Inc (Class A)	7,330
4,436		Ventas, Inc	318,061
2,699		Vornado Realty Trust	317,699
2,147		Washington Prime Group, Inc	36,971
894		Washington REIT	24,728
1,639		Weingarten Realty Investors	57,234
614		Western Asset Mortgage Capital Corp	9,026
7,318		Weyerhaeuser Co	262,643
550		Whitestone REIT	8,311
1,613		WP Carey, Inc	113,071

		TOTAL REAL ESTATE	12,720,177

RETAILING - 4.4%
752	*	1-800-FLOWERS.COM, Inc (Class A)	6,196
998		Aaron’s, Inc	30,509
976		Abercrombie & Fitch Co (Class A)	27,953
1,062		Advance Auto Parts, Inc	169,155
2,209	*,e	Aeropostale, Inc	5,125
5,381	*	Amazon.com, Inc	1,669,993
2,498	e	American Eagle Outfitters, Inc	34,672
122	*	America’s Car-Mart, Inc	6,512
627	*	Ann Taylor Stores Corp	22,873
411	*	Asbury Automotive Group, Inc	31,203
1,725	*	Ascena Retail Group, Inc	21,666
1,043	*	Autonation, Inc	63,008
466	*	AutoZone, Inc	288,505
550	*	Barnes & Noble, Inc	12,771
380		Bebe Stores, Inc	832
2,689	*	Bed Bath & Beyond, Inc	204,821
4,046		Best Buy Co, Inc	157,713
334		Big 5 Sporting Goods Corp	4,886
897		Big Lots, Inc	35,898
158	*	Blue Nile, Inc	5,690
196	e	Bon-Ton Stores, Inc	1,452
657		Brown Shoe Co, Inc	21,123
378	e	Buckle, Inc	19,853
165	*	Build-A-Bear Workshop, Inc	3,316
384	*	Burlington Stores, Inc	18,148
671	*	Cabela’s, Inc	35,368
3,116	*	Carmax, Inc	207,463
368		Cato Corp (Class A)	15,522
2,056		Chico’s FAS, Inc	33,328
316	e	Children’s Place Retail Stores, Inc	18,012
469	*	Christopher & Banks Corp	2,678
243	*	Citi Trends, Inc	6,136

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

490	*,e	Conn’s, Inc	$9,158
231	*,e	Container Store Group, Inc	4,419
340		Core-Mark Holding Co, Inc	21,056
162	*,e	Coupons.com, Inc	2,875
1,014		CST Brands, Inc	44,221
184		Destination Maternity Corp	2,935
514	*	Destination XL Group, Inc	2,806
1,304		Dick’s Sporting Goods, Inc	64,744
394		Dillard’s, Inc (Class A)	49,321
4,445	*	Dollar General Corp	314,261
2,923	*	Dollar Tree, Inc	205,721
1,144		DSW, Inc (Class A)	42,671
512	*	EVINE Live, Inc	3,374
1,458		Expedia, Inc	124,455
1,489	*	Express Parent LLC	21,873
1,359		Family Dollar Stores, Inc	107,646
647		Finish Line, Inc (Class A)	15,729
728	*,e	Five Below, Inc	29,724
2,043		Foot Locker, Inc	114,776
979	*	Francesca’s Holdings Corp	16,349
480		Fred’s, Inc (Class A)	8,357
254	*	FTD Cos, Inc	8,844
201	*	Gaiam, Inc (Class A)	1,433
1,673	e	GameStop Corp (Class A)	56,547
3,743		Gap, Inc	157,618
385	*	Genesco, Inc	29,499
2,172		Genuine Parts Co	231,470
1,273		GNC Holdings, Inc	59,780
396		Group 1 Automotive, Inc	35,490
6,454	*	Groupon, Inc	53,310
822		Guess?, Inc	17,328
270		Haverty Furniture Cos, Inc	5,943
176	*,e	HHgregg, Inc	1,332
444	*,e	Hibbett Sports, Inc	21,503
19,580		Home Depot, Inc	2,055,313
475		HSN, Inc	36,100
4,629	*,e	JC Penney Co, Inc	29,996
145	*	Kirkland’s, Inc	3,428
2,981		Kohl’s Corp	181,960
3,478		L Brands, Inc	301,021
221	*,e	Lands’ End, Inc	11,925
6,931	*	Liberty Interactive Corp	203,910
1,061	*	Liberty TripAdvisor Holdings, Inc	28,541
2,046	*	Liberty Ventures	77,175
373		Lithia Motors, Inc (Class A)	32,335
4,272	*	LKQ Corp	120,129
14,494		Lowe’s Companies, Inc	997,187
368	*,e	Lumber Liquidators, Inc	24,402
5,114		Macy’s, Inc	336,245
333	*	MarineMax, Inc	6,677
209	*	Mattress Firm Holding Corp	12,139
661		Men’s Wearhouse, Inc	29,183
393	*	Michaels Cos, Inc	9,719
412		Monro Muffler, Inc	23,814
630	*	Murphy USA, Inc	43,382
859	*	NetFlix, Inc	293,443
512	*	New York & Co, Inc	1,352
1,959		Nordstrom, Inc	155,525
414		Nutri/System, Inc	8,094
8,386	*	Office Depot, Inc	71,910
692	*	Orbitz Worldwide, Inc	5,695
1,516	*	O’Reilly Automotive, Inc	292,012
275	*,e	Outerwall, Inc	20,685
176	*,e	Overstock.com, Inc	4,272
667	*	Pacific Sunwear Of California, Inc	1,454

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

627		Penske Auto Group, Inc	$30,767
614	*	PEP Boys - Manny Moe & Jack	6,029
278	e	PetMed Express, Inc	3,995
1,403		Petsmart, Inc	114,057
1,228		Pier 1 Imports, Inc	18,911
738	*	Priceline.com, Inc	841,475
793		Rent-A-Center, Inc	28,802
484	*,e	Restoration Hardware Holdings, Inc	46,469
413	*,e	RetailMeNot, Inc	6,038
3,030		Ross Stores, Inc	285,608
2,313	*	Sally Beauty Holdings, Inc	71,102
475	*,e	Sears Holdings Corp	15,665
159	*	Sears Hometown and Outlet Stores, Inc	2,091
1,037	*	Select Comfort Corp	28,030
203		Shoe Carnival, Inc	5,215
497	*	Shutterfly, Inc	20,722
1,147		Signet Jewelers Ltd	150,911
481		Sonic Automotive, Inc (Class A)	13,006
131	*	Sportsman’s Warehouse Holdings, Inc	959
411		Stage Stores, Inc	8,508
9,245		Staples, Inc	167,519
372		Stein Mart, Inc	5,439
151	*	Systemax, Inc	2,039
9,026		Target Corp	685,164
1,572		Tiffany & Co	167,984
376	*,e	Tile Shop Holdings, Inc	3,339
850	*	Tilly’s, Inc	8,237
9,961		TJX Companies, Inc	683,125
1,954		Tractor Supply Co	154,014
401	e	Travelport Worldwide Ltd	7,218
1,570	*	TripAdvisor, Inc	117,216
567	*	Tuesday Morning Corp	12,304
909	*	Ulta Salon Cosmetics & Fragrance, Inc	116,207
1,435	*	Urban Outfitters, Inc	50,412
432	*	Vitamin Shoppe, Inc	20,987
286	*	VOXX International Corp (Class A)	2,505
178	*	West Marine, Inc	2,300
1,346		Williams-Sonoma, Inc	101,865
32		Winmark Corp	2,781
181	*,e	zulily, Inc	4,235
362	*	Zumiez, Inc	13,984

		TOTAL RETAILING	14,515,205

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
738	*	Advanced Energy Industries, Inc	17,491
9,659	*,e	Advanced Micro Devices, Inc	25,790
183	*	Alpha & Omega Semiconductor Ltd	1,620
4,407		Altera Corp	162,795
485	*,e	Ambarella, Inc	24,599
1,245	*	Amkor Technology, Inc	8,839
4,434		Analog Devices, Inc	246,176
17,409		Applied Materials, Inc	433,832
1,648	*	Applied Micro Circuits Corp	10,745
5,910	*	Atmel Corp	49,614
1,261	*,e	Audience, Inc	5,548
3,570		Avago Technologies Ltd	359,106
2,300	*	Axcelis Technologies, Inc	5,888
7,651		Broadcom Corp (Class A)	331,518
831		Brooks Automation, Inc	10,595
324	*	Cabot Microelectronics Corp	15,332
171	*	Cascade Microtech, Inc	2,498
742	*	Cavium Networks, Inc	45,870
234	*	Ceva, Inc	4,245
821	*	Cirrus Logic, Inc	19,351
280		Cohu, Inc	3,332

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,762	*,e	Cree, Inc	$56,772
2,072	e	Cypress Semiconductor Corp	29,588
489	*	Diodes, Inc	13,482
289	*	DSP Group, Inc	3,141
1,867	*	Entegris, Inc	24,663
2,673	*	Entropic Communications, Inc	6,763
520	*	Exar Corp	5,304
1,676	*	Fairchild Semiconductor International, Inc	28,291
1,092	*	First Solar, Inc	48,698
593	*	Formfactor, Inc	5,100
1,725	*,e	Freescale Semiconductor Holdings Ltd	43,522
694	*	Inphi Corp	12,825
1,945	*	Integrated Device Technology, Inc	38,122
405		Integrated Silicon Solution, Inc	6,711
71,216		Intel Corp	2,584,429
1,057	*	International Rectifier Corp	42,174
1,727		Intersil Corp (Class A)	24,990
257		IXYS Corp	3,238
2,373		Kla-Tencor Corp	166,869
800	*	Kopin Corp	2,896
2,320		Lam Research Corp	184,069
1,579	*	Lattice Semiconductor Corp	10,879
3,340		Linear Technology Corp	152,304
161	*	MA-COM Technology Solutions	5,036
6,087		Marvell Technology Group Ltd	88,261
4,037		Maxim Integrated Products, Inc	128,659
374	*	MaxLinear, Inc	2,771
598		Micrel, Inc	8,677
2,851	e	Microchip Technology, Inc	128,609
15,323	*	Micron Technology, Inc	536,458
1,274	*	Microsemi Corp	36,156
698		MKS Instruments, Inc	25,547
598		Monolithic Power Systems, Inc	29,745
321	*	Nanometrics, Inc	5,399
55	*	NVE Corp	3,893
7,861		Nvidia Corp	157,613
868	*	Omnivision Technologies, Inc	22,568
6,316	*	ON Semiconductor Corp	63,981
409	*	PDF Solutions, Inc	6,078
304	*	Pericom Semiconductor Corp	4,116
666	*	Photronics, Inc	5,534
2,326	*	PMC - Sierra, Inc	21,306
408		Power Integrations, Inc	21,110
2,475	*,e	QuickLogic Corp	7,771
1,707	*	Rambus, Inc	18,931
4,282	*,e	RF Micro Devices, Inc	71,038
1,284	*,e	Rubicon Technology, Inc	5,868
351	*	Rudolph Technologies, Inc	3,591
936	*	Semtech Corp	25,806
1,131	*	Silicon Image, Inc	6,243
618	*	Silicon Laboratories, Inc	29,429
2,739		Skyworks Solutions, Inc	199,153
922	*,e	Spansion, Inc	31,551
3,893	*,e	SunEdison, Inc	75,952
750	*,e	SunPower Corp	19,373
2,891		Teradyne, Inc	57,213
717		Tessera Technologies, Inc	25,640
15,349		Texas Instruments, Inc	820,634
2,605	*	Triquint Semiconductor, Inc	71,768
395	*	Ultra Clean Holdings	3,666
367	*	Ultratech, Inc	6,812
512	*	Veeco Instruments, Inc	17,859
646	*	Vitesse Semiconductor Corp	2,442
584	*	Xcerra Corp	5,349

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,784		Xilinx, Inc	$163,809

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	8,251,029

SOFTWARE & SERVICES - 10.1%
171	*,e	A10 Networks, Inc	746
9,113		Accenture plc	813,882
1,509	*	ACI Worldwide, Inc	30,437
6,991		Activision Blizzard, Inc	140,869
552	*	Actua Corp	10,195
620	*	Actuate Corp	4,092
1,008	*	Acxiom Corp	20,432
7,180	*	Adobe Systems, Inc	521,986
646		Advent Software, Inc	19,793
128	*,e	Aerohive Networks, Inc	614
2,544	*	Akamai Technologies, Inc	160,170
837	*,e	Alliance Data Systems Corp	239,424
120	*	Amber Road, Inc	1,226
2,341		Amdocs Ltd	109,219
276		American Software, Inc (Class A)	2,514
555	*,e	Angie’s List, Inc	3,458
1,434	*	Ansys, Inc	117,588
1,104	*	AOL, Inc	50,972
1,235	*	Aspen Technology, Inc	43,250
3,213	*	Autodesk, Inc	192,973
7,020		Automatic Data Processing, Inc	585,257
454	*	AVG Technologies NV	8,962
899	*	Bankrate, Inc	11,175
106	*	Barracuda Networks, Inc	3,799
636	*,e	Bazaarvoice, Inc	5,113
66	*,e	Benefitfocus, Inc	2,167
619		Blackbaud, Inc	26,778
689	*,e	Blackhawk Network Holdings, Inc	26,733
540	*	Blucora, Inc	7,479
942		Booz Allen Hamilton Holding Co	24,991
80	*	Borderfree, Inc	717
528	*	Bottomline Technologies, Inc	13,348
1,343	*	Brightcove, Inc	10,449
1,849		Broadridge Financial Solutions, Inc	85,387
383	*	BroadSoft, Inc	11,115
4,373		CA, Inc	133,158
462	*	CACI International, Inc (Class A)	39,815
3,884	*	Cadence Design Systems, Inc	73,679
617	*	Callidus Software, Inc	10,076
238	*	Carbonite, Inc	3,396
574	*	Cardtronics, Inc	22,145
88	*,e	Care.com, Inc	729
155		Cass Information Systems, Inc	8,254
2,292		CDK Global, Inc	93,422
278	*,e	ChannelAdvisor Corp	5,999
1,042	*	Ciber, Inc	3,699
503	*	Cimpress NV	37,644
2,344	*	Citrix Systems, Inc	149,547
8,772	*	Cognizant Technology Solutions Corp (Class A)	461,933
633	*	Commvault Systems, Inc	32,720
2,093		Computer Sciences Corp	131,964
174		Computer Task Group, Inc	1,658
465	*	comScore, Inc	21,590
276	*	Comverse, Inc	5,183
418	*	Constant Contact, Inc	15,341
1,361		Convergys Corp	27,724
713	*,e	Cornerstone OnDemand, Inc	25,098
452	*	CoStar Group, Inc	83,001
413	*	Covisint Corp	1,094
485		CSG Systems International, Inc	12,159
241	*,e	Cvent, Inc	6,709

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

185	*	Datalink Corp	$2,386
715	*	DealerTrack Holdings, Inc	31,682
75	*	Demand Media, Inc	459
403	*,e	Demandware, Inc	23,189
606	*	Dice Holdings, Inc	6,066
453	*	Digital River, Inc	11,203
85		DMRC Corp	2,308
406		DST Systems, Inc	38,225
1,025	*,e	E2open, Inc	9,850
1,405		EarthLink Holdings Corp	6,168
18,127	*	eBay, Inc	1,017,287
405	e	Ebix, Inc	6,881
4,519	*	Electronic Arts, Inc	212,461
372	*	Ellie Mae, Inc	14,999
500	*,e	Endurance International Group Holdings, Inc	9,215
236	*	EnerNOC, Inc	3,646
457	*	Envestnet, Inc	22,457
468	*	EPAM Systems, Inc	22,347
405		EPIQ Systems, Inc	6,917
51	*	ePlus, Inc	3,860
740		Equinix, Inc	167,780
677	*	Euronet Worldwide, Inc	37,167
1,110		EVERTEC, Inc	24,564
101	*,e	Everyday Health, Inc	1,490
430	*	ExlService Holdings, Inc	12,345
28,246	*	Facebook, Inc	2,203,753
623	e	Factset Research Systems, Inc	87,687
460		Fair Isaac Corp	33,258
4,059		Fidelity National Information Services, Inc	252,470
1,297	*,e	FireEye, Inc	40,959
1,499	*	First American Corp	47,353
3,720	*	Fiserv, Inc	264,008
164	*	Five9, Inc	735
1,207	*	FleetCor Technologies, Inc	179,493
501	*,e	FleetMatics Group plc	17,780
178		Forrester Research, Inc	7,006
1,839	*	Fortinet, Inc	56,384
1,334	*	Gartner, Inc	112,336
2,209	*	Genpact Ltd	41,816
571	*	Gigamon, Inc	10,124
824	*	Global Cash Access, Inc	5,892
1,011		Global Payments, Inc	81,618
1,206	*,e	Glu Mobile, Inc	4,703
750	*,e	Gogo, Inc	12,397
4,066	*	Google, Inc	2,140,342
4,018	*	Google, Inc (Class A)	2,132,192
120	*	GrubHub, Inc	4,358
239	*,e	Guidance Software, Inc	1,733
911	*	Guidewire Software, Inc	46,124
476		Hackett Group, Inc	4,184
451		Heartland Payment Systems, Inc	24,331
2,044	*	Higher One Holdings, Inc	8,605
1,254	*	HomeAway, Inc	37,344
1,028		IAC/InterActiveCorp	62,492
454	*	iGate Corp	17,924
492	*	Imperva, Inc	24,320
1,034	*	Infoblox, Inc	20,897
1,473	*	Informatica Corp	56,173
426	*	Information Services Group, Inc	1,798
225	*	Interactive Intelligence, Inc	10,777
729	*	Internap Network Services Corp	5,803
13,591		International Business Machines Corp	2,180,540
4,115		Intuit, Inc	379,362
745		j2 Global, Inc	46,190
1,354		Jack Henry & Associates, Inc	84,138

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

522	*	Jive Software, Inc	$3,148
298	*	Knot, Inc	5,427
995	*	Kofax Ltd	6,995
861		Leidos Holdings, Inc	37,471
884	*	Limelight Networks, Inc	2,449
1,502	*	LinkedIn Corp	345,024
704	*	Lionbridge Technologies	4,048
325	*,e	Liquidity Services, Inc	2,655
697	*	Liveperson, Inc	9,828
326	*	LogMeIn, Inc	16,085
105	*	Luxoft Holding, Inc	4,044
647	*,e	magicJack VocalTec Ltd	5,254
1,297	*	Manhattan Associates, Inc	52,814
292		Mantech International Corp (Class A)	8,827
441		Marchex, Inc (Class B)	2,024
353	*	Marin Software, Inc	2,986
344	*,e	Marketo, Inc	11,256
14,366	*	Mastercard, Inc (Class A)	1,237,775
130	*,e	Mavenir Systems, Inc	1,763
908		MAXIMUS, Inc	49,795
1,291		Mentor Graphics Corp	28,299
118,260		Microsoft Corp	5,493,177
122	*	MicroStrategy, Inc (Class A)	19,813
1,780	*,e	Millennial Media, Inc	2,848
259	*	Model N, Inc	2,751
529	*	ModusLink Global Solutions, Inc	1,984
445	*	MoneyGram International, Inc	4,045
530		Monotype Imaging Holdings, Inc	15,280
1,321	*	Monster Worldwide, Inc	6,103
467	*	Netscout Systems, Inc	17,064
557	*,e	NetSuite, Inc	60,808
808	*,e	NeuStar, Inc (Class A)	22,462
990		NIC, Inc	17,810
3,423	*	Nuance Communications, Inc	48,846
104	*,e	OPOWER, Inc	1,480
47,256		Oracle Corp	2,125,102
2,958	*,e	Pandora Media, Inc	52,741
128	*,e	Park City Group, Inc	1,155
4,926		Paychex, Inc	227,433
87	*	Paycom Software, Inc	2,291
476	*	Pegasystems, Inc	9,886
464	*	Perficient, Inc	8,644
404	*	PRGX Global, Inc	2,311
1,217	*	Progress Software Corp	32,883
484	*	Proofpoint, Inc	23,343
283	*	PROS Holdings, Inc	7,777
1,589	*	PTC, Inc	58,237
133	*	Q2 Holdings, Inc	2,506
43		QAD, Inc (Class A)	973
1,203	*	QLIK Technologies, Inc	37,161
270	*	Qualys, Inc	10,192
335	*	QuinStreet, Inc	2,033
1,699	*	Rackspace Hosting, Inc	79,530
334	*,e	Rally Software Development Corp	3,798
299	*	RealNetworks, Inc	2,105
695	*	RealPage, Inc	15,262
2,803	*	Red Hat, Inc	193,799
111		Reis, Inc	2,905
75	*	Rightside Group Ltd	504
246	*,e	Rocket Fuel, Inc	3,966
127	*	Rosetta Stone, Inc	1,240
1,271	*	Rovi Corp	28,712
106	*,e	Rubicon Project, Inc	1,711
576		Sabre Corp	11,676
8,916	*	Salesforce.com, Inc	528,808

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

329	*	Sapiens International Corp NV	$2,425
1,557	*	Sapient Corp	38,738
547		Science Applications International Corp	27,093
368	*	Sciquest, Inc	5,318
334	*	Seachange International, Inc	2,131
2,039	*	ServiceNow, Inc	138,346
1,318	*,e	ServiceSource International LLC	6,168
200	*,e	Shutterstock, Inc	13,820
904	*,e	Silver Spring Networks, Inc	7,621
860	*	SolarWinds, Inc	42,854
923		Solera Holdings, Inc	47,239
1,693	*	Splunk, Inc	99,802
235	*	SPS Commerce, Inc	13,308
901		SS&C Technologies Holdings, Inc	52,699
192	*	Stamps.com, Inc	9,214
460	*	Sykes Enterprises, Inc	10,796
10,477		Symantec Corp	268,787
472	*	Synchronoss Technologies, Inc	19,758
2,546	*	Synopsys, Inc	110,675
547	*	Syntel, Inc	24,604
527	*	TA Indigo Holding Corp	6,271
535	*	Tableau Software, Inc	45,347
1,302	*	Take-Two Interactive Software, Inc	36,495
519	*	Tangoe, Inc	6,763
222	*	TechTarget, Inc	2,524
646	*	TeleCommunication Systems, Inc (Class A)	2,016
205	*	TeleNav, Inc	1,367
235	*	TeleTech Holdings, Inc	5,565
2,303	*	Teradata Corp	100,595
250	*,e	Textura Corp	7,117
1,541	*	TiVo, Inc	18,245
2,249		Total System Services, Inc	76,376
174	*	Travelzoo, Inc	2,196
2,286	*,e	Tremor Video, Inc	6,561
104	*	TrueCar, Inc	2,382
495	*	Trulia, Inc	22,785
7,335	*	Twitter, Inc	263,106
473	*	Tyler Technologies, Inc	51,765
380	*	Ultimate Software Group, Inc	55,790
686	*	Unisys Corp	20,223
1,081	*	Unwired Planet, Inc	1,081
1,633	*	Vantiv, Inc	55,391
71	*	Varonis Systems, Inc	2,331
395	*,e	Vasco Data Security International	11,143
1,621	*	VeriFone Systems, Inc	60,301
843	*	Verint Systems, Inc	49,130
1,782	*	VeriSign, Inc	101,574
1,347	*,e	VirnetX Holding Corp	7,395
348	*	Virtusa Corp	14,501
7,166		Visa, Inc (Class A)	1,878,925
1,394	*	VMware, Inc (Class A)	115,033
852	*,e	Vringo, Inc	469
510	*,e	WebMD Health Corp (Class A)	20,170
695	*	Website Pros, Inc	13,198
7,819	e	Western Union Co	140,038
524	*	WEX, Inc	51,834
260	*	Wix.com Ltd	5,460
1,346	*	Workday, Inc	109,847
16,252		Xerox Corp	225,253
415	*,e	Xoom Corp	7,267
13,570	*	Yahoo!, Inc	685,421
757	*,e	Yelp, Inc	41,431
243	*,e	YuMe, Inc	1,225
137	*	Zendesk, Inc	3,339
460	*,e	Zillow, Inc	48,709

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

743	*	Zix Corp	$2,675
9,691	*	Zynga, Inc	25,778

		TOTAL SOFTWARE & SERVICES	33,544,324

TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
1,599	*,e	3D Systems Corp	52,559
806		Adtran, Inc	17,571
400	*	Agilysys, Inc	5,036
211		Alliance Fiber Optic Products, Inc	3,062
4,596		Amphenol Corp (Class A)	247,311
356		Anixter International, Inc	31,492
86,265		Apple, Inc	9,521,931
470	*,e	Applied Optoelectronics, Inc	5,273
78	*,e	Arista Networks, Inc	4,739
1,841	*	ARRIS Group, Inc	55,580
1,425	*	Arrow Electronics, Inc	82,493
1,423	*	Aruba Networks, Inc	25,870
1,923		Avnet, Inc	82,727
583		AVX Corp	8,162
194		Badger Meter, Inc	11,514
100		Bel Fuse, Inc (Class B)	2,734
585		Belden CDT, Inc	46,104
750	*	Benchmark Electronics, Inc	19,080
226		Black Box Corp	5,401
6,230		Brocade Communications Systems, Inc	73,763
482	*,e	CalAmp Corp	8,821
469	*	Calix Networks, Inc	4,699
1,367		CDW Corp	48,077
500	*	Checkpoint Systems, Inc	6,865
1,409	*	Ciena Corp	27,349
73,156		Cisco Systems, Inc	2,034,834
153	*,e	Clearfield, Inc	1,883
1,165	*	Cognex Corp	48,149
334	*	Coherent, Inc	20,281
836	*	CommScope Holding Co, Inc	19,086
206		Comtech Telecommunications Corp	6,493
153	*,e	Control4 Corp	2,352
18,439		Corning, Inc	422,806
518	*,e	Cray, Inc	17,861
409		CTS Corp	7,292
277	*	CUI Global, Inc	2,064
423		Daktronics, Inc	5,292
867		Diebold, Inc	30,033
400	*	Digi International, Inc	3,716
671		Dolby Laboratories, Inc (Class A)	28,934
805	*	Dot Hill Systems Corp	3,558
196	*	DTS, Inc	6,027
487	*,e	Eastman Kodak Co	10,573
578	*	EchoStar Corp (Class A)	30,345
248		Electro Rent Corp	3,482
300		Electro Scientific Industries, Inc	2,328
630	*	Electronics for Imaging, Inc	26,983
29,294		EMC Corp	871,204
1,000	*	Emulex Corp	5,670
1,016	*	Extreme Networks, Inc	3,587
1,071	*	F5 Networks, Inc	139,728
471	*	Fabrinet	8,356
215	*	FARO Technologies, Inc	13,476
574		FEI Co	51,861
1,298	*,e	Finisar Corp	25,194
1,943		Flir Systems, Inc	62,778
407	*	GSI Group, Inc	5,991
1,150	*	Harmonic, Inc	8,062

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,633		Harris Corp	$117,282
27,086		Hewlett-Packard Co	1,086,961
289	*	Immersion Corp	2,737
1,797	*	Infinera Corp	26,452
2,058	*	Ingram Micro, Inc (Class A)	56,883
620	*	Insight Enterprises, Inc	16,052
564		InterDigital, Inc	29,836
321	*	Intevac, Inc	2,494
1,144	*,e	InvenSense, Inc	18,601
446	*,e	IPG Photonics Corp	33,414
528	*	Itron, Inc	22,329
743	*	Ixia	8,359
2,873		Jabil Circuit, Inc	62,718
3,054	*	JDS Uniphase Corp	41,901
6,351		Juniper Networks, Inc	141,754
779	*	Kemet Corp	3,272
2,350	*	Keysight Technologies, Inc	79,360
345	*	Kimball Electronics, Inc	4,147
1,122	*,e	Knowles Corp	26,423
172	*	KVH Industries, Inc	2,176
1,140		Lexmark International, Inc (Class A)	47,048
302		Littelfuse, Inc	29,194
402	*,e	Maxwell Technologies, Inc	3,666
375	*	Mercury Computer Systems, Inc	5,220
30		Mesa Laboratories, Inc	2,319
657		Methode Electronics, Inc	23,987
2,929		Motorola, Inc	196,477
221		MTS Systems Corp	16,582
160	*	Multi-Fineline Electronix, Inc	1,797
1,374		National Instruments Corp	42,718
2,356	*	NCR Corp	68,654
4,641		NetApp, Inc	192,369
454	*	Netgear, Inc	16,153
535	*	Newport Corp	10,224
124	*,e	Nimble Storage, Inc	3,410
196	*	Numerex Corp	2,168
3,996	*	Oclaro, Inc	7,113
268	*	OSI Systems, Inc	18,966
790	*	Palo Alto Networks, Inc	96,830
232		Park Electrochemical Corp	5,784
5,017	*,e	Parkervision, Inc	4,565
196		PC Connection, Inc	4,812
554		Plantronics, Inc	29,373
511	*	Plexus Corp	21,058
2,014	*	Polycom, Inc	27,189
248	*,e	Procera Networks, Inc	1,783
1,170	*	QLogic Corp	15,584
24,166		Qualcomm, Inc	1,796,259
4,721	*,e	Quantum Corp	8,309
485	*	RealD, Inc	5,723
2,347	*	Riverbed Technology, Inc	47,902
383	*	Rofin-Sinar Technologies, Inc	11,019
243	*	Rogers Corp	19,790
1,772	*	Ruckus Wireless, Inc	21,299
3,205		SanDisk Corp	314,026
1,104	*	Sanmina Corp	25,977
438	*	Scansource, Inc	17,590
839	*	ShoreTel, Inc	6,167
435	*	Silicon Graphics International Corp	4,950
3,028	*	Sonus Networks, Inc	12,021
654	*	Speed Commerce, Inc	2,021
703	*,e	Stratasys Ltd	58,426
463	*	Super Micro Computer, Inc	16,149
529	*	Synaptics, Inc	36,416
382		SYNNEX Corp	29,857
512	*	Tech Data Corp	32,374

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

70		Tessco Technologies, Inc	$2,030
3,730	*	Trimble Navigation Ltd	98,994
726	*	TTM Technologies, Inc	5,467
399	e	Ubiquiti Networks, Inc	11,826
527	*,e	Universal Display Corp	14,624
555	*,e	Viasat, Inc	34,982
959	*,e	Violin Memory, Inc	4,594
1,815		Vishay Intertechnology, Inc	25,682
161	*	Vishay Precision Group, Inc	2,763
3,150		Western Digital Corp	348,705
730	*	Zebra Technologies Corp (Class A)	56,509

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	20,079,137

TELECOMMUNICATION SERVICES - 2.0%
1,188	*	8x8, Inc	10,882
74,341		AT&T, Inc	2,497,114
105		Atlantic Tele-Network, Inc	7,097
201	*	Boingo Wireless, Inc	1,542
8,190		CenturyTel, Inc	324,160
3,005	*	Cincinnati Bell, Inc	9,586
675		Cogent Communications Group, Inc	23,888
984		Consolidated Communications Holdings, Inc	27,385
808	*	Fairpoint Communications, Inc	11,482
14,179	e	Frontier Communications Corp	94,574
464	*	General Communication, Inc (Class A)	6,380
4,738	*,e	Globalstar, Inc	13,030
126	*	Hawaiian Telcom Holdco, Inc	3,474
164		IDT Corp (Class B)	3,331
814	*	inContact, Inc	7,155
391		Inteliquent, Inc	7,675
367	*	Intelsat S.A.	6,371
1,082	*,e	Iridium Communications, Inc	10,550
3,891	*	Level 3 Communications, Inc	192,138
252		Lumos Networks Corp	4,239
181	e	NTELOS Holdings Corp	758
597	*	Orbcomm, Inc	3,904
762	*	Premiere Global Services, Inc	8,092
372	*	RingCentral, Inc	5,550
1,900	*	SBA Communications Corp (Class A)	210,444
364		Shenandoah Telecom Co	11,375
250		Spok Holdings, Inc	4,340
9,772	*,e	Sprint Corp	40,554
1,155		Telephone & Data Systems, Inc	29,164
3,812	*	T-Mobile US, Inc	102,695
200	*	US Cellular Corp	7,966
59,303		Verizon Communications, Inc	2,774,194
2,337	*	Vonage Holdings Corp	8,904
8,454	e	Windstream Holdings, Inc	69,661
334	*	Zayo Group Holdings, Inc	10,210

		TOTAL TELECOMMUNICATION SERVICES	6,549,864

TRANSPORTATION - 2.5%
776	*	Air Transport Services Group, Inc	6,643
1,942		Alaska Air Group, Inc	116,054
215		Allegiant Travel Co	32,321
100		Amerco, Inc	28,426
10,330		American Airlines Group, Inc	553,998
300		Arkansas Best Corp	13,911
331	*	Atlas Air Worldwide Holdings, Inc	16,318
1,503	*	Avis Budget Group, Inc	99,694
1,664	e	Baltic Trading Ltd	4,177
250		Celadon Group, Inc	5,672
2,096		CH Robinson Worldwide, Inc	156,969
765		Con-Way, Inc	37,623

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

490	e	Copa Holdings S.A. (Class A)	$50,784
14,483		CSX Corp	524,719
12,114		Delta Air Lines, Inc	595,888
315	*	Echo Global Logistics, Inc	9,198
2,670		Expeditors International of Washington, Inc	119,109
4,214		FedEx Corp	731,803
419		Forward Air Corp	21,105
48	*	FRP Holdings, Inc	1,882
756	*	Genesee & Wyoming, Inc (Class A)	67,980
633	*,e	Hawaiian Holdings, Inc	16,490
666		Heartland Express, Inc	17,989
6,347	*	Hertz Global Holdings, Inc	158,294
500	*	Hub Group, Inc (Class A)	19,040
64		International Shipholding Corp	954
1,302		J.B. Hunt Transport Services, Inc	109,693
3,480	*	JetBlue Airways Corp	55,193
1,610		Kansas City Southern Industries, Inc	196,468
791	*	Kirby Corp	63,865
937		Knight Transportation, Inc	31,539
408	e	Knightsbridge Tankers Ltd	1,848
644		Landstar System, Inc	46,709
319		Marten Transport Ltd	6,973
519		Matson, Inc	17,916
1,614		Navios Maritime Holdings, Inc	6,634
4,437		Norfolk Southern Corp	486,340
900	*	Old Dominion Freight Line	69,876
118		Park-Ohio Holdings Corp	7,438
772	*	Quality Distribution, Inc	8,214
908	*	Republic Airways Holdings, Inc	13,248
313	*	Roadrunner Transportation Services Holdings, Inc	7,309
713		Ryder System, Inc	66,202
1,151		Safe Bulkers, Inc	4,500
331	*	Saia, Inc	18,324
1,731	*	Scorpio Bulkers, Inc	3,410
692		Skywest, Inc	9,190
9,898		Southwest Airlines Co	418,883
1,033	*	Spirit Airlines, Inc	78,074
1,289	*	Swift Transportation Co, Inc	36,904
5,341	*	UAL Corp	357,259
12,926		Union Pacific Corp	1,539,874
10,285		United Parcel Service, Inc (Class B)	1,143,383
68		Universal Truckload Services, Inc	1,939
84	*,e	USA Truck, Inc	2,386
1,203	*,e	UTI Worldwide, Inc	14,520
151	*	Virgin America, Inc	6,531
627		Werner Enterprises, Inc	19,531
849	*	Wesco Aircraft Holdings, Inc	11,869
810	*,e	XPO Logistics, Inc	33,113
521	*	YRC Worldwide, Inc	11,717

		TOTAL TRANSPORTATION	8,313,913

UTILITIES - 3.2%
590	e	Abengoa Yield plc	16,119
10,217		AES Corp	140,688
1,710		AGL Resources, Inc	93,212
719		Allete, Inc	39,646
1,575		Alliant Energy Corp	104,612
3,432		Ameren Corp	158,318
6,828		American Electric Power Co, Inc	414,596
671		American States Water Co	25,270
2,584		American Water Works Co, Inc	137,727
2,349		Aqua America, Inc	62,718
77		Artesian Resources Corp	1,739
1,866		Atlantic Power Corp	5,057

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,407		Atmos Energy Corp	$78,426
912		Avista Corp	32,239
656		Black Hills Corp	34,794
641		California Water Service Group	15,775
5,965	*	Calpine Corp	132,006
5,931		Centerpoint Energy, Inc	138,963
160		Chesapeake Utilities Corp	7,946
937		Cleco Corp	51,104
3,809		CMS Energy Corp	132,363
146		Connecticut Water Service, Inc	5,298
4,144		Consolidated Edison, Inc	273,545
8,160		Dominion Resources, Inc	627,504
2,498		DTE Energy Co	215,752
10,124		Duke Energy Corp	845,759
1,744	*	Dynegy, Inc	52,930
4,658		Edison International	305,006
600		El Paso Electric Co	24,036
1,184		Empire District Electric Co	35,212
2,533		Entergy Corp	221,587
12,104		Exelon Corp	448,816
6,034		FirstEnergy Corp	235,266
2,066		Great Plains Energy, Inc	58,695
1,618		Hawaiian Electric Industries, Inc	54,171
750		Idacorp, Inc	49,643
1,109		Integrys Energy Group, Inc	86,336
2,281		ITC Holdings Corp	92,221
609		Laclede Group, Inc	32,399
2,660		MDU Resources Group, Inc	62,510
840		MGE Energy, Inc	38,312
214		Middlesex Water Co	4,935
1,140		National Fuel Gas Co	79,264
671		New Jersey Resources Corp	41,065
6,220		NextEra Energy, Inc	661,124
4,449		NiSource, Inc	188,727
4,467		Northeast Utilities	239,074
333		Northwest Natural Gas Co	16,617
691		NorthWestern Corp	39,097
4,874		NRG Energy, Inc	131,354
402	e	NRG Yield, Inc	18,950
2,807		OGE Energy Corp	99,592
697		ONE Gas, Inc	28,730
240		Ormat Technologies, Inc	6,523
489		Otter Tail Corp	15,139
529		Pattern Energy Group, Inc	13,045
3,547		Pepco Holdings, Inc	95,521
6,567		PG&E Corp	349,627
1,191		Piedmont Natural Gas Co, Inc	46,937
1,829		Pinnacle West Capital Corp	124,939
1,241		PNM Resources, Inc	36,771
1,142		Portland General Electric Co	43,202
9,370		PPL Corp	340,412
7,128		Public Service Enterprise Group, Inc	295,171
3,138		Questar Corp	79,329
2,025		SCANA Corp	122,310
3,411		Sempra Energy	379,849
210		SJW Corp	6,745
442		South Jersey Industries, Inc	26,047
12,755		Southern Co	626,398
701		Southwest Gas Corp	43,329
3,273		TECO Energy, Inc	67,064
346	e	TerraForm Power, Inc	10,685
2,418		UGI Corp	91,836
895		UIL Holdings Corp	38,968
126		Unitil Corp	4,620
1,082		Vectren Corp	50,021

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,868		Westar Energy, Inc	$77,036
691		WGL Holdings, Inc	37,742
3,224	e	Wisconsin Energy Corp	170,034
6,972		Xcel Energy, Inc	250,434
142		York Water Co	3,296

		TOTAL UTILITIES	10,589,875

		TOTAL COMMON STOCKS (Cost $193,697,154)	327,471,548

RIGHTS / WARRANTS - 0.0%

ENERGY - 0.0%
303	m	Magnum Hunter Resources Corp	0

		TOTAL ENERGY	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
118	*,m	Forest Laboratories, Inc CVR	112
104	*,m	Furiex Pharmaceuticals, Inc	1,016
499	m	Trius Therapeutics, Inc	65

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	1,193

SOFTWARE & SERVICES - 0.0%
299	*,m	Gerber Scientific, Inc	0

		TOTAL SOFTWARE & SERVICES	0

TELECOMMUNICATION SERVICES - 0.0%
710	m	Leap Wireless International, Inc	1,789

		TOTAL TELECOMMUNICATION SERVICES	1,789

UTILITIES - 0.0%
206		Liberty Broadband Corp	1,957

		TOTAL UTILITIES	1,957

		TOTAL RIGHTS / WARRANTS (Cost $2,812)	4,939

SHORT-TERM INVESTMENTS - 2.9%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.9%
9,326,421	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	9,326,421

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	9,326,421

		TOTAL SHORT-TERM INVESTMENTS (Cost $9,326,421)	9,326,421

		TOTAL INVESTMENTS - 102.5% (Cost $203,026,387)	336,802,908
		OTHER ASSETS & LIABILITIES, NET - (2.5)%	(8,074,957)

		NET ASSETS - 100.0%	$328,727,951

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing.

c	Investments made with cash collateral received from securities on loan.

d	All or a portion of these securities have been segregated to cover margin or other requirements on open futures transactions.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,073,369.

m	Indicates a security that has been deemed illiquid.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUSTRALIA - 0.6%
24,075		BHP Billiton Ltd	$569,196

		TOTAL AUSTRALIA	569,196

BELGIUM - 0.3%
7,223	*	Arseus NV	301,840

		TOTAL BELGIUM	301,840

CHINA - 0.5%
682,000	*,e	Intime Retail Group Co Ltd	493,146

		TOTAL CHINA	493,146

FRANCE - 22.0%
119,851		Accor S.A.	5,387,421
5,862		Aeroports de Paris	708,861
9,047		BNP Paribas	534,081
54,532		Compagnie de Saint-Gobain	2,310,020
2,334		Eiffage S.A.	118,333
31,242		Essilor International S.A.	3,484,086
1,357		Nexity	51,444
50,642		Renault S.A.	3,688,576
132,076		Rexel S.A.	2,366,288
23,199		Vinci S.A.	1,266,724

		TOTAL FRANCE	19,915,834

GERMANY - 10.1%
44,663		Adidas-Salomon AG.	3,101,646
7,394		Bayer AG.	1,007,864
11,278		Henkel KGaA (Preference)	1,214,842
14,317		Lanxess AG.	663,052
17,276		Linde AG.	3,182,279

		TOTAL GERMANY	9,169,683

GREECE - 2.8%
46,087	*	Hellenic Telecommunications Organization S.A.	503,948
498,834	*	National Bank of Greece S.A.	875,569
1,084,554	*	Piraeus Bank S.A.	1,180,139

		TOTAL GREECE	2,559,656

HONG KONG - 0.0%
508		Hong Kong Exchanges and Clearing Ltd	11,215

		TOTAL HONG KONG	11,215

INDIA - 11.7%
58,464		Ceat Ltd	792,994
13,811		Eicher Motors Ltd	3,272,601
158,064		HDFC Bank Ltd	2,373,916
140,221		IndusInd Bank Ltd	1,775,844
100,026		Larsen & Toubro Ltd	2,356,584

		TOTAL INDIA	10,571,939

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

INDONESIA - 0.6%
976,500		PT Indofood Sukses Makmur Tbk	$532,373

		TOTAL INDONESIA	532,373

JAPAN - 15.6%
1,600	e	Daikin Industries Ltd	102,598
8,200	e	Don Quijote Co Ltd	563,725
550		Fanuc Ltd	90,684
1,100		Fast Retailing Co Ltd	400,285
36,700		Hoya Corp	1,241,371
26,500		J Front Retailing Co Ltd	306,922
1,103		Kao Corp	43,496
980	e	Komatsu Ltd	21,666
19,000	e	Matsui Securities Co Ltd	164,403
130,400		Mazda Motor Corp	3,131,630
993		Mitsubishi Corp	18,172
8,016		Mitsubishi Electric Corp	95,214
11,000		Mitsubishi Heavy Industries Ltd	60,705
29,153		Mitsubishi UFJ Financial Group, Inc	160,173
5,000		Mitsui Trust Holdings, Inc	19,151
9,500		Murata Manufacturing Co Ltd	1,036,649
31,000		NGK Insulators Ltd	635,447
550		Nitto Denko Corp	30,732
1,050		NOK Corp	26,726
1,453		Nomura Holdings, Inc	8,223
85,825	*	Olympus Corp	3,006,478
93,950		Sony Corp	1,917,449
1,750		Sumitomo Corp	17,974
2,200		Sumitomo Metal Mining Co Ltd	32,813
2,000		Suruga Bank Ltd	36,754
12,300	e	Toyota Motor Corp	766,503
27,800		Yumeshin Holdings Co Ltd	166,824

		TOTAL JAPAN	14,102,767

MEXICO - 0.5%
8,500		Grupo Financiero Banorte S.A. de C.V.	46,781
175,000	*	Qualitas Controladora SAB de C.V.	362,247

		TOTAL MEXICO	409,028

NETHERLANDS - 5.2%
1,997		ASML Holding NV	215,771
30,366		Heineken NV	2,156,219
182,775	*	ING Groep NV	2,361,391
81		Royal Dutch Shell plc (A Shares)	2,703

		TOTAL NETHERLANDS	4,736,084

SPAIN - 0.9%
40,593		Endesa S.A.	812,643

		TOTAL SPAIN	812,643

SWEDEN - 1.5%
65,071		SKF AB (B Shares)	1,370,754

		TOTAL SWEDEN	1,370,754

SWITZERLAND - 6.7%
21,475		Adecco S.A.	1,476,176
3,572		Burckhardt Compression Holding AG.	1,365,845
33,406		Clariant AG.	559,779
931		Geberit AG.	314,960
27		Givaudan S.A.	48,434
14,927		Holcim Ltd	1,067,044

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

12,507		Swatch Group AG. (Registered)	$1,081,877
8,680		UBS AG.	149,206

		TOTAL SWITZERLAND	6,063,321

UNITED KINGDOM - 20.6%
9,804		ARM Holdings plc	150,613
38,954		Associated British Foods plc	1,904,425
13,264		Barclays plc	49,864
398,123		British Sky Broadcasting plc	5,556,333
110,550		Essentra plc	1,253,205
850,219		Group 4 Securicor plc	3,667,524
10,703	*	Indivior plc	24,922
853,223		Man Group plc	2,123,131
10,703		Reckitt Benckiser Group plc	866,878
21,583		Reed Elsevier plc	368,680
5,416		Rio Tinto plc	249,662
183,124		Rolls-Royce Group plc	2,460,059

		TOTAL UNITED KINGDOM	18,675,296

		TOTAL COMMON STOCKS (Cost $91,368,632)	90,294,775

SHORT-TERM INVESTMENTS - 1.2%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.2%
1,107,431	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	1,107,431

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	1,107,431

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,107,431)	1,107,431

		TOTAL INVESTMENTS - 100.8% (Cost $92,476,063)	91,402,206
		OTHER ASSETS & LIABILITIES, NET - (0.8)%	(722,467)

		NET ASSETS - 100.0%	$90,679,739

*	Non-income producing.

c	Investments made with cash collateral received from securities on loan.

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,037,635.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

December 31, 2014

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$27,583,912	30.4%
INDUSTRIALS	24,264,014	26.8
FINANCIALS	12,283,533	13.6
HEALTH CARE	7,825,190	8.6
MATERIALS	7,656,196	8.4
CONSUMER STAPLES	6,718,233	7.4
INFORMATION TECHNOLOGY	2,644,403	2.9
UTILITIES	812,643	0.9
TELECOMMUNICATION SERVICES	503,948	0.6
ENERGY	2,703	0.0
SHORT-TERM INVESTMENTS	1,107,431	1.2
OTHER ASSETS & LIABILITES, NET	(722,467)	(0.8)

NET ASSETS	$90,679,739	100.0%

TIAA-CREF LIFE FUNDS - Bond Fund

TIAA-CREF LIFE FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.5%

AUTOMOBILES & COMPONENTS - 0.1%
$ 50,000	i	Dealer Tire LLC	5.500%	12/22/21	$49,625
74,813	i	Gates Global LLC	4.250	07/05/21	72,662
135,000	i	INA Beteiligungsgesellschaft mbH	4.250	05/15/20	134,797

		TOTAL AUTOMOBILES & COMPONENTS			257,084

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
159,952	i	AECOM Technology Corp	3.750	10/15/21	159,809
90,679	i	Capital Safety North America	3.750	03/29/21	87,732
60,000	i	Creative Artists Agency LLC	6.750	12/17/21	60,000

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			307,541

CONSUMER DURABLES & APPAREL - 0.1%
149,250	i	Libbey Glass, Inc	3.750	04/09/21	146,732
99,500	i	Otter Products LLC	5.750	06/03/20	98,214

		TOTAL CONSUMER DURABLES & APPAREL			244,946

CONSUMER SERVICES - 0.0%
99,248	i	Spin Holdco, Inc	4.250	11/14/19	97,450

		TOTAL CONSUMER SERVICES			97,450

DIVERSIFIED FINANCIALS - 0.0%
99,499	i	TransUnion LLC	4.000	04/09/21	97,882

		TOTAL DIVERSIFIED FINANCIALS			97,882

ENERGY - 0.0%
2,950	i	Granite Acquisition, Inc	5.000	10/15/21	2,960
67,050	i	Granite Acquisition, Inc	5.000	10/15/21	67,273

		TOTAL ENERGY			70,233

FOOD & STAPLES RETAILING - 0.1%
100,000	i	Albertson’s Holdings LLC	4.500	08/25/21	99,896

		TOTAL FOOD & STAPLES RETAILING			99,896

FOOD, BEVERAGE & TOBACCO - 0.1%
60,614	i	HJ Heinz Co	3.500	06/05/20	60,171
54,862	i	Post Holdings, Inc	3.750	06/02/21	54,502

		TOTAL FOOD, BEVERAGE & TOBACCO			114,673

HEALTH CARE EQUIPMENT & SERVICES - 0.2%
88,410	i	Capsugel Holdings US, Inc	3.500	08/01/18	86,089
69,824	i	CHS/Community Health Systems	4.250	01/27/21	69,576
99,687	i	DaVita HealthCare Partners, Inc	3.500	06/24/21	98,464
99,497	i	Kinetic Concepts, Inc	3.500	09/30/17	98,068

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			352,197

MATERIALS - 0.2%
70,000	i	Eco Services Operations LLC	4.750	12/04/21	69,475
98,821		Minerals Technologies, Inc	4.000	05/09/21	97,586
166,667	i	Signode Industrial Group US, Inc	3.750	04/30/21	159,272

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 40,000	i	Solenis International LP	7.750%	07/31/22	$38,660

		TOTAL MATERIALS			364,993

MEDIA - 0.2%
146,999	i	CSC Holdings LLC	2.669	04/17/20	143,534
95,136	i	MTL Publishing LLC	3.750	06/29/18	93,341
98,241	i	Univision Communications, Inc	4.000	03/01/20	95,883

		TOTAL MEDIA			332,758

RETAILING - 0.0%
84,788	i	Stater Bros Markets	4.750	05/12/21	83,622

		TOTAL RETAILING			83,622

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
164,175	i	Avago Technologies Ltd	3.750	05/06/21	163,423

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			163,423

SOFTWARE & SERVICES - 0.2%
155,000	i	Evergreen Skills Lux S.a.r.l.	9.250	04/28/22	145,441
69,824	i	IMS Health, Inc	3.500	03/17/21	68,079
50,000	i	Mitchell International, Inc	4.500	10/11/20	49,217
46,522	i	P2 Lower Acquisition LLC	5.500	10/22/20	45,708
75,000	i	ProQuest LLC	5.250	10/24/21	74,250

		TOTAL SOFTWARE & SERVICES			382,695

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
69,825	i	Sensata Technologies BV	3.500	10/08/21	69,720
20,000	i	Zebra Technologies Corp	4.750	10/27/21	20,080

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			89,800

TELECOMMUNICATION SERVICES - 0.1%
196,000	i	Windstream Corp	3.500	01/23/20	193,387

		TOTAL TELECOMMUNICATION SERVICES			193,387

		TOTAL BANK LOAN OBLIGATIONS (Cost $3,293,047)			3,252,580

BONDS - 94.8%

CORPORATE BONDS - 39.7%

AUTOMOBILES & COMPONENTS - 0.2%
75,000	g	Gates Global LLC	6.000	07/15/22	71,827
300,000		Johnson Controls, Inc	4.625	07/02/44	308,723
175,000		Magna International, Inc	3.625	06/15/24	175,358

		TOTAL AUTOMOBILES & COMPONENTS			555,908

BANKS - 5.4%
200,000		Bank of America Corp	5.300	03/15/17	214,833
1,000,000		Bank of America Corp	2.600	01/15/19	1,007,776
500,000		Bank of America Corp	2.650	04/01/19	503,667
125,000		Bank of America Corp	4.200	08/26/24	127,341
50,000		Bank of America Corp	4.875	04/01/44	55,239
150,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd	2.350	02/23/17	152,533
225,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd	2.350	09/08/19	223,505
150,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd	3.250	09/08/24	148,840
200,000		Barclays plc	2.750	11/08/19	198,778
250,000		Branch Banking & Trust Co	2.300	10/15/18	252,601
1,025,000		Capital One Bank USA NA	2.950	07/23/21	1,018,587
60,000		Capital One Bank USA NA	3.375	02/15/23	59,666
100,000		Citigroup, Inc	2.550	04/08/19	100,658

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 350,000		Citigroup, Inc	3.750%	06/16/24	$357,437
200,000		Citigroup, Inc	5.300	05/06/44	219,134
100,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950	11/09/22	101,863
125,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625	12/01/23	132,589
300,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750	12/01/43	358,039
200,000	g	DBS Group Holdings Ltd	2.246	07/16/19	199,581
305,000		Deutsche Bank AG	3.700	05/30/24	309,504
200,000	g	Export Credit Bank of Turkey	5.000	09/23/21	203,576
200,000		Fifth Third Bancorp	2.375	04/25/19	200,910
200,000	g	Hana Bank	4.375	09/30/24	207,884
200,000	g	HSBC Bank plc	1.500	05/15/18	197,819
150,000	g	HSBC Bank plc	4.125	08/12/20	162,372
450,000		HSBC Holdings plc	4.250	03/14/24	468,262
175,000		HSBC Holdings plc	5.250	03/14/44	196,027
225,000		HSBC USA, Inc	2.375	02/13/15	225,452
150,000		HSBC USA, Inc	2.250	06/23/19	149,770
250,000		HSBC USA, Inc	2.375	11/13/19	249,927
500,000		JPMorgan Chase & Co	3.875	02/01/24	521,217
100,000	i	JPMorgan Chase & Co	5.150	12/30/49	94,200
205,000		KeyBank NA	2.500	12/15/19	205,840
100,000	g	Macquarie Bank Ltd	2.600	06/24/19	100,838
175,000		PNC Bank NA	2.200	01/28/19	175,092
225,000		PNC Bank NA	2.250	07/02/19	224,654
150,000		PNC Bank NA	2.700	11/01/22	143,649
600,000		PNC Bank NA	2.950	01/30/23	586,314
140,000	g,i	Rabobank Nederland NV	11.000	12/30/49	180,180
500,000		Royal Bank of Canada	1.200	09/19/17	497,145
175,000		Royal Bank of Canada	2.200	07/27/18	176,942
100,000	g	Sumitomo Mitsui Banking Corp	3.150	07/22/15	101,322
75,000		Sumitomo Mitsui Banking Corp	2.500	07/19/18	75,825
100,000		SunTrust Bank	2.750	05/01/23	97,564
50,000		Toronto-Dominion Bank	2.500	07/14/16	51,220
200,000	g	Turkiye Garanti Bankasi AS.	4.750	10/17/19	203,000
150,000		Union Bank NA	2.125	06/16/17	151,669
125,000		UnionBanCal Corp	3.500	06/18/22	128,732
200,000		US Bancorp	1.650	05/15/17	201,493
125,000		US Bancorp	2.950	07/15/22	123,222
50,000		Westpac Banking Corp	3.000	08/04/15	50,722
200,000		Westpac Banking Corp	2.250	01/17/19	201,880
200,000	g	Zenith Bank plc	6.250	04/22/19	182,260

		TOTAL BANKS			12,479,150

CAPITAL GOODS - 1.4%
150,000		Caterpillar Financial Services Corp	2.250	12/01/19	150,164
125,000		Caterpillar Financial Services Corp	3.250	12/01/24	126,652
250,000		Caterpillar, Inc	1.500	06/26/17	251,542
100,000	g	EADS Finance BV	2.700	04/17/23	98,669
100,000		Eaton Corp	4.000	11/02/32	101,716
125,000		Ingersoll-Rand Luxembourg Finance S.A.	3.550	11/01/24	124,238
925,000		John Deere Capital Corp	1.950	03/04/19	917,799
100,000		Raytheon Co	4.200	12/15/44	103,869
100,000	g	Schaeffler Finance BV	4.750	05/15/21	100,000
300,000		Seagate HDD Cayman	4.750	06/01/23	311,594
111,000	g	Sealed Air Corp	8.375	09/15/21	124,043
70,000	g	Sealed Air Corp	5.250	04/01/23	71,400
100,000	g	Stena AB	7.000	02/01/24	91,500
425,000	g	Timken Co	3.875	09/01/24	424,341
125,000		United Technologies Corp	1.800	06/01/17	126,634
50,000		United Technologies Corp	4.500	06/01/42	54,439

		TOTAL CAPITAL GOODS			3,178,600

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
100,000		ADT Corp	6.250	10/15/21	102,750

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 25,000	g	AECOM Technology Corp	5.750%	10/15/22	$25,563
50,000	g	AECOM Technology Corp	5.875	10/15/24	51,125
250,000		Air Lease Corp	3.875	04/01/21	251,250
150,000		Fluor Corp	3.500	12/15/24	149,197
75,000		Republic Services, Inc	3.800	05/15/18	79,350
250,000		Republic Services, Inc	3.550	06/01/22	256,654
250,000		Waste Management, Inc	2.600	09/01/16	255,744
100,000		Waste Management, Inc	2.900	09/15/22	98,950

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			1,270,583

CONSUMER DURABLES & APPAREL - 0.1%
135,000		DR Horton, Inc	4.750	05/15/17	141,075
100,000		PVH Corp	4.500	12/15/22	98,750
100,000		Whirlpool Corp	3.700	03/01/23	101,555

		TOTAL CONSUMER DURABLES & APPAREL			341,380

CONSUMER SERVICES - 0.3%
200,000	g	1011778 BC / New Red Fin	6.000	04/01/22	205,000
100,000		ARAMARK Corp	5.750	03/15/20	103,250
50,000		GLP Capital LP	4.375	11/01/18	51,125
150,000	g	SABMiller Holdings, Inc	3.750	01/15/22	156,556
100,000	g	SABMiller Holdings, Inc	4.950	01/15/42	112,650
43,000	g	Six Flags Entertainment Corp	5.250	01/15/21	43,000

		TOTAL CONSUMER SERVICES			671,581

DIVERSIFIED FINANCIALS - 5.6%
40,000		Abbey National Treasury Services plc	4.000	04/27/16	41,450
125,000		American Express Centurion Bank	6.000	09/13/17	139,310
1,325,000		American Express Credit Corp	1.300	07/29/16	1,330,772
1,275,000		American Express Credit Corp	2.125	07/27/18	1,286,313
750,000	g,i	Armor Re Ltd	4.036	12/15/16	750,075
50,000		Bank of New York Mellon Corp	5.450	05/15/19	56,685
225,000	g	Bayer US Finance LLC	2.375	10/08/19	225,893
200,000	g	Bayer US Finance LLC	3.375	10/08/24	203,514
200,000	g,i	BBVA Bancomer S.A.	5.350	11/12/29	198,000
125,000		BlackRock, Inc	3.500	03/18/24	128,730
75,000		Capital One Financial Corp	1.000	11/06/15	74,929
200,000	g	Comcel Trust	6.875	02/06/24	209,500
125,000		Credit Suisse	2.300	05/28/19	124,785
125,000		Credit Suisse	3.000	10/29/21	124,416
65,000		Ford Motor Credit Co LLC	4.250	02/03/17	68,254
250,000		Ford Motor Credit Co LLC	3.000	06/12/17	256,502
35,000		Ford Motor Credit Co LLC	6.625	08/15/17	39,016
750,000		Ford Motor Credit Co LLC	2.597	11/04/19	745,966
150,000		General Electric Capital Corp	2.300	01/14/19	152,394
750,000		General Electric Capital Corp	3.100	01/09/23	759,371
40,000		General Motors Financial Co, Inc	4.375	09/25/21	41,750
150,000		Goldman Sachs Group, Inc	3.300	05/03/15	151,218
500,000		Goldman Sachs Group, Inc	2.625	01/31/19	503,053
200,000		Goldman Sachs Group, Inc	3.625	01/22/23	202,524
250,000		Goldman Sachs Group, Inc	4.000	03/03/24	259,537
125,000		Goldman Sachs Group, Inc	3.850	07/08/24	128,200
25,000		Goldman Sachs Group, Inc	6.750	10/01/37	31,434
250,000		Goldman Sachs Group, Inc	4.800	07/08/44	267,770
100,000		Icahn Enterprises LP	4.875	03/15/19	99,750
200,000	g	ICICI Bank Ltd	3.500	03/18/20	201,261
130,000		International Lease Finance Corp	5.750	05/15/16	134,875
100,000		International Lease Finance Corp	3.875	04/15/18	100,000
100,000		International Lease Finance Corp	5.875	08/15/22	108,500
100,000		Korea Development Bank	2.500	03/11/20	99,505
100,000		Legg Mason, Inc	2.700	07/15/19	100,483
100,000		Legg Mason, Inc	3.950	07/15/24	101,397

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 325,000		Morgan Stanley	1.750%	02/25/16	$326,763
325,000		Morgan Stanley	1.875	01/05/18	323,811
325,000		Morgan Stanley	3.700	10/23/24	329,427
250,000		Morgan Stanley	6.375	07/24/42	332,009
50,000		National Rural Utilities Cooperative Finance Corp	10.375	11/01/18	65,137
100,000	g	SUAM Finance BV	4.875	04/17/24	100,000
100,000		Textron, Inc	3.875	03/01/25	100,176
100,000		Toyota Motor Credit Corp	1.375	01/10/18	99,469
250,000	g	UBS AG.	1.875	01/23/15	250,165
175,000		Unilever Capital Corp	2.200	03/06/19	176,839
50,000		Unilever Capital Corp	4.250	02/10/21	55,353
350,000		Wells Fargo & Co	1.500	07/01/15	351,879
425,000		Wells Fargo & Co	3.300	09/09/24	427,659
200,000		Wells Fargo & Co	4.100	06/03/26	204,411
250,000		Wells Fargo & Co	4.650	11/04/44	257,965

		TOTAL DIVERSIFIED FINANCIALS			12,848,195

ENERGY - 3.3%
50,000		Anadarko Petroleum Corp	5.950	09/15/16	53,469
30,000		Anadarko Petroleum Corp	6.950	06/15/19	35,051
100,000		Apache Corp	1.750	04/15/17	99,902
375,000		Ashland, Inc	3.875	04/15/18	378,750
250,000		BP Capital Markets plc	1.375	05/10/18	245,562
50,000	g	California Resources Corp	5.000	01/15/20	43,375
165,000	g	Calumet Specialty Products Partners LP	6.500	04/15/21	146,850
50,000	i	Chesapeake Energy Corp	3.481	04/15/19	49,000
250,000		Chevron Corp	2.355	12/05/22	242,429
150,000		Concho Resources, Inc	5.500	04/01/23	150,705
200,000		ConocoPhillips Co	3.350	11/15/24	202,069
105,000		Continental Resources, Inc	5.000	09/15/22	101,587
50,000		Devon Energy Corp	4.750	05/15/42	50,334
100,000		Ecopetrol S.A.	4.125	01/16/25	95,000
100,000		Ecopetrol S.A.	5.875	05/28/45	92,500
25,000		Enbridge Energy Partners LP	5.200	03/15/20	27,241
25,000		Enterprise Products Operating LLC	5.000	03/01/15	25,162
200,000		Enterprise Products Operating LLC	3.750	02/15/25	200,762
250,000		Enterprise Products Operating LLC	5.100	02/15/45	268,798
75,000		EOG Resources, Inc	2.625	03/15/23	71,918
75,000	g	Exterran Partners	6.000	10/01/22	63,750
100,000		Husky Energy, Inc	3.950	04/15/22	100,348
250,000	g	Indo Energy Finance II BV	6.375	01/24/23	162,500
50,000		Marathon Petroleum Corp	3.500	03/01/16	51,237
100,000		Marathon Petroleum Corp	3.625	09/15/24	98,000
100,000		Noble Energy, Inc	3.900	11/15/24	98,835
25,000		Noble Energy, Inc	5.250	11/15/43	25,389
225,000		Noble Energy, Inc	5.050	11/15/44	222,396
25,000		Noble Holding International Ltd	3.450	08/01/15	25,329
75,000		Noble Holding International Ltd	4.900	08/01/20	70,275
200,000	g	Oleoducto Central SA	4.000	05/07/21	191,000
200,000		ONE Gas, Inc	2.070	02/01/19	200,481
100,000		ONE Gas, Inc	3.610	02/01/24	104,375
250,000		ONE Gas, Inc	4.658	02/01/44	284,880
100,000	i	Petrobras Global Finance BV	1.852	05/20/16	94,750
50,000		Petrobras Global Finance BV	2.000	05/20/16	47,757
100,000		Petrobras Global Finance BV	3.250	03/17/17	94,250
100,000	i	Petrobras Global Finance BV	2.371	01/15/19	88,708
130,000		Petrobras Global Finance BV	5.625	05/20/43	105,982
100,000		Petrobras International Finance Co	3.875	01/27/16	98,130
200,000		Petrobras International Finance Co	3.500	02/06/17	190,982
250,000		Petroleos Mexicanos	3.500	07/18/18	253,125
20,000		Petroleos Mexicanos	8.000	05/03/19	23,650
30,000	g	Petroleos Mexicanos	4.250	01/15/25	29,805
40,000		Petroleos Mexicanos	5.500	06/27/44	40,800
100,000		Phillips 66	1.950	03/05/15	100,253

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 125,000		Phillips 66	4.875%	11/15/44	$127,943
575,000		Plains All American Pipeline LP	3.600	11/01/24	564,487
45,000		Precision Drilling Corp	6.500	12/15/21	38,137
32,000		Questar Market Resources, Inc	6.875	03/01/21	32,800
17,000		Regency Energy Partners LP	5.875	03/01/22	16,958
100,000		Rosetta Resources, Inc	5.625	05/01/21	91,510
75,000		Shell International Finance BV	2.375	08/21/22	72,956
100,000		Southwestern Energy Co	4.100	03/15/22	98,139
100,000		Statoil ASA	1.200	01/17/18	98,820
200,000		Statoil ASA	2.450	01/17/23	190,767
125,000		Statoil ASA	4.250	11/23/41	128,124
125,000		Suncor Energy, Inc	3.600	12/01/24	123,519
50,000		Talisman Energy, Inc	3.750	02/01/21	48,352
150,000		Total Capital International S.A.	1.500	02/17/17	150,996
100,000		TransCanada PipeLines Ltd	5.850	03/15/36	114,215
55,000	g	Ultra Petroleum Corp	6.125	10/01/24	47,300
85,000		Vale Overseas Ltd	4.375	01/11/22	81,473
25,000		Vale Overseas Ltd	6.875	11/21/36	26,355
50,000		Valero Energy Corp	4.500	02/01/15	50,104

		TOTAL ENERGY			7,550,406

FOOD & STAPLES RETAILING - 0.3%
50,000		CVS Caremark Corp	3.250	05/18/15	50,482
125,000		CVS Caremark Corp	4.000	12/05/23	132,284
175,000		CVS Caremark Corp	3.375	08/12/24	176,698
140,000		Ingles Markets, Inc	5.750	06/15/23	140,575
150,000		Kroger Co	2.950	11/01/21	148,770
100,000		Walgreen Co	4.400	09/15/42	99,906

		TOTAL FOOD & STAPLES RETAILING			748,715

FOOD, BEVERAGE & TOBACCO - 1.3%
400,000	g	Anadolu Efes Biracilik Ve Malt Sanayii AS.	3.375	11/01/22	367,000
200,000		Anheuser-Busch InBev Worldwide, Inc	2.875	02/15/16	204,565
200,000		Anheuser-Busch InBev Worldwide, Inc	1.375	07/15/17	199,823
125,000		Anheuser-Busch InBev Worldwide, Inc	2.500	07/15/22	121,485
25,000		Campbell Soup Co	2.500	08/02/22	23,890
100,000		Constellation Brands, Inc	3.875	11/15/19	100,750
150,000		Diageo Capital plc	2.625	04/29/23	145,841
150,000		Fomento Economico Mexicano SAB de C.V.	2.875	05/10/23	139,907
55,000		General Mills, Inc	5.200	03/17/15	55,516
100,000		General Mills, Inc	2.200	10/21/19	99,160
200,000	g	Gruma SAB de C.V.	4.875	12/01/24	207,000
94,000		Kraft Foods Group, Inc	6.500	02/09/40	125,277
100,000		Mondelez International, Inc	4.125	02/09/16	103,715
300,000		Mondelez International, Inc	4.000	02/01/24	313,880
5,000		PepsiCo, Inc	7.900	11/01/18	6,083
100,000		PepsiCo, Inc	4.250	10/22/44	104,365
32,000	g	Pernod-Ricard S.A.	5.750	04/07/21	36,758
175,000	g	Pernod-Ricard S.A.	4.250	07/15/22	184,994
200,000		Philip Morris International, Inc	3.250	11/10/24	200,097
60,000	g	Post Holdings, Inc	6.000	12/15/22	56,250
75,000		Tyson Foods, Inc	3.950	08/15/24	77,529
100,000		Tyson Foods, Inc	4.875	08/15/34	109,697

		TOTAL FOOD, BEVERAGE & TOBACCO			2,983,582

HEALTH CARE EQUIPMENT & SERVICES - 1.5%
110,000		Baxter International, Inc	3.200	06/15/23	110,841
50,000		Becton Dickinson & Co	1.750	11/08/16	50,369
100,000		Becton Dickinson & Co	3.734	12/15/24	102,957
125,000		Becton Dickinson & Co	4.685	12/15/44	134,620
100,000		CHS/Community Health Systems	6.875	02/01/22	105,937
100,000		Covidien International Finance S.A.	1.350	05/29/15	100,300

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Covidien International Finance S.A.	3.200%	06/15/22	$100,899
500,000		Express Scripts Holding Co	2.100	02/12/15	500,614
100,000		Express Scripts Holding Co	3.900	02/15/22	104,133
130,000	g	Fresenius Medical Care Capital Trust	5.750	02/15/21	138,613
40,000		HCA, Inc	6.500	02/15/20	44,820
150,000		HCA, Inc	5.875	03/15/22	164,250
100,000		Mallinckrodt International Finance S.A.	3.500	04/15/18	96,625
375,000		McKesson Corp	4.883	03/15/44	413,089
225,000	g	Medtronic, Inc	2.500	03/15/20	225,590
200,000	g	Medtronic, Inc	3.500	03/15/25	204,594
200,000	g	Medtronic, Inc	4.625	03/15/45	216,798
75,000		Thermo Fisher Scientific, Inc	2.250	08/15/16	76,169
100,000		Thermo Fisher Scientific, Inc	2.400	02/01/19	100,149
100,000		Thermo Fisher Scientific, Inc	3.300	02/15/22	100,165
100,000		Thermo Fisher Scientific, Inc	4.150	02/01/24	105,459
125,000		Thermo Fisher Scientific, Inc	5.300	02/01/44	143,562

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			3,340,553

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
75,000		Clorox Co	3.800	11/15/21	79,995
125,000		Clorox Co	3.500	12/15/24	125,267

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			205,262

INSURANCE - 1.9%
125,000		Aetna, Inc	1.500	11/15/17	124,025
100,000		Allstate Corp	3.150	06/15/23	100,487
100,000		Allstate Corp	4.500	06/15/43	110,335
200,000		American International Group, Inc	2.300	07/16/19	200,204
300,000		American International Group, Inc	4.500	07/16/44	316,953
250,000		Anthem, Inc	3.125	05/15/22	249,849
150,000		Anthem, Inc	4.625	05/15/42	157,404
100,000		Chubb Corp	6.000	05/11/37	130,672
20,000		CIGNA Corp	5.125	06/15/20	22,288
100,000		CIGNA Corp	4.500	03/15/21	109,397
100,000	g	Five Corners Funding Trust	4.419	11/15/23	105,742
75,000		Hartford Financial Services Group, Inc	4.000	03/30/15	75,593
100,000		Hartford Financial Services Group, Inc	4.000	10/15/17	106,323
25,000		Lincoln National Corp	7.000	06/15/40	34,671
50,000	g	MetLife Institutional Funding II	1.625	04/02/15	50,134
100,000		MetLife, Inc	6.750	06/01/16	107,810
300,000		MetLife, Inc	4.368	09/15/23	327,116
100,000		Principal Financial Group, Inc	1.850	11/15/17	100,080
150,000		Progressive Corp	3.750	08/23/21	160,688
175,000		Prudential Financial, Inc	5.400	06/13/35	203,783
100,000		Prudential Financial, Inc	5.100	08/15/43	112,636
475,000	i	Prudential Financial, Inc	5.200	03/15/44	470,250
100,000	g	Prudential Funding LLC	6.750	09/15/23	124,914
100,000	g	Swiss Re Treasury US Corp	2.875	12/06/22	98,154
125,000	g	Swiss Re Treasury US Corp	4.250	12/06/42	129,524
25,000		Travelers Cos, Inc	5.800	05/15/18	28,232
125,000		UnitedHealth Group, Inc	0.850	10/15/15	125,362
100,000		UnitedHealth Group, Inc	1.400	10/15/17	99,902
125,000		UnitedHealth Group, Inc	3.950	10/15/42	124,252
150,000		Willis Group Holdings plc	4.125	03/15/16	154,598
25,000		WR Berkley Corp	5.375	09/15/20	27,834

		TOTAL INSURANCE			4,289,212

MATERIALS - 2.3%
35,000		Air Products & Chemicals, Inc	4.375	08/21/19	38,144
50,000		Alcoa, Inc	5.125	10/01/24	52,988
60,000		ArcelorMittal	5.000	02/25/17	62,400
125,000		Barrick North America Finance LLC	4.400	05/30/21	126,219

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 75,000	g	Cascades, Inc	5.500%	07/15/22	$74,625
200,000		Celulosa Arauco y Constitucion S.A.	4.500	08/01/24	198,817
200,000	g	Cemex Finance LLC	6.000	04/01/24	195,000
100,000		Corning, Inc	1.450	11/15/17	99,219
107,000		Crown Americas LLC	6.250	02/01/21	112,617
105,000		Crown Americas LLC	4.500	01/15/23	101,850
425,000		Dow Chemical Co	3.500	10/01/24	420,692
100,000		Eastman Chemical Co	3.800	03/15/25	101,798
200,000	g	Georgia-Pacific LLC	2.539	11/15/19	199,931
450,000	g	Glencore Funding LLC	2.500	01/15/19	443,104
125,000	g	Glencore Funding LLC	4.625	04/29/24	125,600
100,000		Hexion US Finance Corp	6.625	04/15/20	98,000
725,000		International Paper Co	4.750	02/15/22	790,969
50,000		International Paper Co	4.800	06/15/44	51,060
200,000	g	Israel Chemicals Ltd	4.500	12/02/24	202,500
200,000	g	Klabin Finance S.A.	5.250	07/16/24	193,000
100,000		Monsanto Co	2.200	07/15/22	94,622
100,000		Monsanto Co	4.200	07/15/34	104,200
125,000		Nucor Corp	4.000	08/01/23	130,915
200,000	g	OCP S.A.	5.625	04/25/24	210,000
150,000		Packaging Corp of America	3.650	09/15/24	147,659
50,000		Rio Tinto Finance USA Ltd	2.250	09/20/16	50,920
85,000		Rio Tinto Finance USA plc	2.250	12/14/18	85,171
225,000		Sherwin-Williams Co	1.350	12/15/17	223,448
25,000	g	Steel Dynamics, Inc	5.125	10/01/21	25,469
100,000		Teck Resources Ltd	2.500	02/01/18	97,010
150,000		Teck Resources Ltd	3.750	02/01/23	134,444
25,000		Teck Resources Ltd	6.000	08/15/40	22,475
25,000		Teck Resources Ltd	5.200	03/01/42	20,441
225,000	g	Union Andina de Cementos SAA	5.875	10/30/21	228,263

		TOTAL MATERIALS			5,263,570

MEDIA - 2.3%
100,000		AMC Entertainment, Inc	5.875	02/15/22	101,500
175,000	g	British Sky Broadcasting Group plc	2.625	09/16/19	175,065
50,000		CBS Corp	4.900	08/15/44	50,773
200,000	g	CBS Outdoor Americas Capital LLC	5.250	02/15/22	201,500
100,000		CCOH Safari LLC	5.750	12/01/24	101,125
100,000		Cinemark USA, Inc	4.875	06/01/23	94,500
475,000		Comcast Corp	4.250	01/15/33	502,990
225,000		Comcast Corp	4.200	08/15/34	235,270
175,000		DIRECTV Holdings LLC	4.450	04/01/24	183,103
175,000		DISH DBS Corp	4.250	04/01/18	178,719
15,000	g	Gannett Co, Inc	4.875	09/15/21	14,888
80,000	g	Gannett Co, Inc	5.500	09/15/24	80,200
200,000		Grupo Televisa SAB	5.000	05/13/45	203,448
100,000		Lamar Media Corp	5.875	02/01/22	103,750
100,000	g	NBC Universal Enterprise, Inc	1.662	04/15/18	99,285
125,000	g	NBC Universal Enterprise, Inc	1.974	04/15/19	123,770
500,000		News America, Inc	3.000	09/15/22	496,627
50,000		News America, Inc	6.900	08/15/39	67,784
50,000	g	Nielsen Finance LLC	5.000	04/15/22	50,250
120,000	g	Numericable Group S.A.	6.000	05/15/22	120,660
60,000	g	Numericable Group S.A.	6.250	05/15/24	60,450
200,000		Time Warner Cable, Inc	4.000	09/01/21	212,859
75,000		Time Warner Cable, Inc	5.875	11/15/40	89,427
100,000		Time Warner Cable, Inc	4.500	09/15/42	102,794
50,000		Time Warner, Inc	3.150	07/15/15	50,699
450,000		Time Warner, Inc	2.100	06/01/19	443,342
50,000		Time Warner, Inc	6.500	11/15/36	63,609
250,000		Time Warner, Inc	4.900	06/15/42	263,404
150,000		Time Warner, Inc	4.650	06/01/44	156,386
104,000	g	Time, Inc	5.750	04/15/22	100,620

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	g	Univision Communications, Inc	5.125%	05/15/23	$202,000
200,000		Viacom, Inc	1.250	02/27/15	200,177
115,000		Viacom, Inc	2.500	12/15/16	117,498
125,000		Viacom, Inc	5.850	09/01/43	139,009

		TOTAL MEDIA			5,387,481

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.3%
275,000		Amgen, Inc	2.200	05/22/19	273,844
170,000	g	Endo Finance LLC & Endo Finco, Inc	7.000	07/15/19	177,437
100,000		Gilead Sciences, Inc	2.350	02/01/20	100,538
275,000		Gilead Sciences, Inc	3.700	04/01/24	288,428
500,000		Gilead Sciences, Inc	4.800	04/01/44	554,627
175,000		Gilead Sciences, Inc	4.500	02/01/45	187,040
65,000		Life Technologies Corp	3.500	01/15/16	65,787
75,000		Mylan, Inc	2.550	03/28/19	74,712
172,000	g	Mylan, Inc	7.875	07/15/20	183,214
150,000		NBTY, Inc	9.000	10/01/18	151,500
100,000		Perrigo Co plc	4.000	11/15/23	103,134
100,000		Perrigo Finance plc	4.900	12/15/44	105,968
275,000	g	Roche Holdings, Inc	2.250	09/30/19	276,742
225,000	g	Roche Holdings, Inc	3.350	09/30/24	231,572
100,000	g	Valeant Pharmaceuticals International, Inc	6.375	10/15/20	104,500
100,000	g	Valeant Pharmaceuticals International, Inc	5.625	12/01/21	100,750

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			2,979,793

REAL ESTATE - 1.1%
30,000		AMB Property LP	4.500	08/15/17	31,968
35,000		Camden Property Trust	4.625	06/15/21	38,341
100,000		Camden Property Trust	2.950	12/15/22	97,545
100,000		DCT Industrial Operating Partnership LP	4.500	10/15/23	104,139
100,000		Developers Diversified Realty Corp	4.750	04/15/18	106,820
40,000		Developers Diversified Realty Corp	7.875	09/01/20	49,331
200,000		Duke Realty LP	7.375	02/15/15	201,450
100,000		Equity One, Inc	3.750	11/15/22	100,369
100,000		Federal Realty Investment Trust	2.750	06/01/23	96,320
150,000		Government Properties Income Trust	3.750	08/15/19	152,272
25,000		Healthcare Realty Trust, Inc	5.750	01/15/21	27,954
100,000		Healthcare Realty Trust, Inc	3.750	04/15/23	98,153
100,000		Healthcare Trust of America Holdings LP	3.700	04/15/23	98,914
205,000		Highwoods Realty LP	3.200	06/15/21	203,734
225,000		Kilroy Realty LP	3.800	01/15/23	227,670
100,000		Mid-America Apartments LP	4.300	10/15/23	105,220
125,000		Mid-America Apartments LP	3.750	06/15/24	125,448
50,000		National Retail Properties, Inc	5.500	07/15/21	56,669
100,000		National Retail Properties, Inc	3.300	04/15/23	98,190
100,000		Simon Property Group LP	2.800	01/30/17	102,975
40,000		Simon Property Group LP	10.350	04/01/19	52,320
15,000		Ventas Realty LP	3.125	11/30/15	15,303
50,000		Ventas Realty LP	3.750	05/01/24	50,329
50,000		Weingarten Realty Investors	3.375	10/15/22	49,430
100,000		Weingarten Realty Investors	3.500	04/15/23	99,649
100,000		Weingarten Realty Investors	4.450	01/15/24	106,022

		TOTAL REAL ESTATE			2,496,535

RETAILING - 1.0%
125,000		Home Depot, Inc	2.250	09/10/18	127,383
275,000		Home Depot, Inc	2.000	06/15/19	275,674
132,000		Limited Brands, Inc	6.625	04/01/21	148,500
125,000		Macy’s Retail Holdings, Inc	2.875	02/15/23	121,385
70,000	g	Men’s Wearhouse, Inc	7.000	07/01/22	71,925
35,000		O’Reilly Automotive, Inc	4.625	09/15/21	38,162
725,000		O’Reilly Automotive, Inc	3.800	09/01/22	748,932

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 510,000	g	QVC, Inc	7.375%	10/15/20	$534,225
100,000		QVC, Inc	5.125	07/02/22	105,242
100,000		Sally Holdings LLC	5.750	06/01/22	104,750
100,000	g	Tiffany & Co	3.800	10/01/24	100,602

		TOTAL RETAILING			2,376,780

SOFTWARE & SERVICES - 0.7%
100,000		Equinix, Inc	4.875	04/01/20	99,500
1,170,000		Fidelity National Information Services, Inc	5.000	03/15/22	1,240,849
100,000		NCR Corp	5.875	12/15/21	102,750
200,000		Xerox Corp	2.800	05/15/20	196,459
50,000		Xerox Corp	4.500	05/15/21	53,432

		TOTAL SOFTWARE & SERVICES			1,692,990

TECHNOLOGY HARDWARE & EQUIPMENT - 1.1%
200,000		Amphenol Corp	3.125	09/15/21	201,888
100,000		CC Holdings GS V LLC	2.381	12/15/17	100,887
82,000		Flextronics International Ltd	4.625	02/15/20	83,230
500,000		General Electric Co	0.850	10/09/15	501,279
100,000		General Electric Co	4.125	10/09/42	103,521
175,000		General Electric Co	4.500	03/11/44	192,364
200,000		Hewlett-Packard Co	2.750	01/14/19	200,256
100,000		Hewlett-Packard Co	3.750	12/01/20	103,446
275,000	g	Keysight Technologies, Inc	4.550	10/30/24	275,109
100,000		L-3 Communications Corp	4.950	02/15/21	108,689
150,000	g	NXP BV	3.750	06/01/18	150,000
150,000	g	Seagate HDD Cayman	4.750	01/01/25	154,525
100,000		Tyco Electronics Group S.A.	2.375	12/17/18	100,862
150,000		Tyco Electronics Group S.A.	3.500	02/03/22	154,903
50,000	g	Zebra Technologies Corp	7.250	10/15/22	52,500

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			2,483,459

TELECOMMUNICATION SERVICES - 2.8%
200,000	g	Alibaba Group Holding Ltd	2.500	11/28/19	197,303
50,000		American Tower Corp	3.500	01/31/23	48,310
125,000		AT&T, Inc	1.400	12/01/17	123,746
150,000		AT&T, Inc	2.625	12/01/22	142,865
200,000	g	Bharti Airtel International Netherlands BV	5.350	05/20/24	216,384
100,000		CenturyLink, Inc	6.750	12/01/23	109,500
75,000	g	CommScope Holding Co, Inc	5.000	06/15/21	73,875
75,000	g	CommScope Holding Co, Inc	5.500	06/15/24	73,875
100,000		Deutsche Telekom International Finance BV	8.750	06/15/30	147,716
75,000	g	Deutsche Telekom International Finance BV	4.875	03/06/42	80,170
125,000		Intelsat Jackson Holdings S.A.	5.500	08/01/23	124,237
100,000		Intelsat Luxembourg S.A.	8.125	06/01/23	102,000
50,000		Orange S.A.	5.500	02/06/44	58,647
200,000	g	Qtel International Finance Ltd	3.875	01/31/28	191,532
100,000	g	SES	3.600	04/04/23	101,007
100,000	g	SES Global Americas Holdings GP	2.500	03/25/19	99,498
100,000		Sprint Corp	7.250	09/15/21	99,125
150,000		Telefonica Emisiones SAU	3.992	02/16/16	154,274
200,000		Telefonica Emisiones SAU	4.570	04/27/23	214,129
100,000		T-Mobile USA, Inc	6.731	04/28/22	103,000
50,000		T-Mobile USA, Inc	6.375	03/01/25	50,800
600,000		Verizon Communications, Inc	0.700	11/02/15	599,732
1,045,000	g	Verizon Communications, Inc	2.625	02/21/20	1,033,053
675,000		Verizon Communications, Inc	3.450	03/15/21	689,878
375,000		Verizon Communications, Inc	5.150	09/15/23	414,087
400,000		Verizon Communications, Inc	4.150	03/15/24	414,093
425,000		Verizon Communications, Inc	4.400	11/01/34	422,442
237,000	g	Verizon Communications, Inc	5.012	08/21/54	245,188
200,000	g	VimpelCom Holdings BV	5.950	02/13/23	151,900

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Windstream Corp	6.375%	08/01/23	$93,500

		TOTAL TELECOMMUNICATION SERVICES			6,575,866

TRANSPORTATION - 1.2%
275,000	g	AP Moeller-Maersk A.S.	2.550	09/22/19	275,771
250,000	g	AP Moeller-Maersk A.S.	3.750	09/22/24	256,679
165,000	g	Asciano Finance Ltd	5.000	04/07/18	177,385
150,000		Burlington Northern Santa Fe LLC	3.400	09/01/24	152,738
100,000	g	Embraer Overseas Ltd	5.696	09/16/23	106,600
100,000	g	ERAC USA Finance LLC	3.300	10/15/22	99,157
100,000	g	ERAC USA Finance LLC	5.625	03/15/42	116,744
221,000		GATX Corp	1.250	03/04/17	218,855
200,000		GATX Corp	2.500	07/30/19	198,491
200,000		GATX Corp	5.200	03/15/44	218,136
400,000		Kansas City Southern de Mexico S.A. de C.V.	2.350	05/15/20	383,829
100,000		Southwest Airlines Co	2.750	11/06/19	100,460
250,000	g	TTX Co	3.600	01/15/25	254,753
100,000		United Parcel Service, Inc	3.125	01/15/21	104,308
100,000		United Parcel Service, Inc	3.625	10/01/42	98,266

		TOTAL TRANSPORTATION			2,762,172

UTILITIES - 3.9%
25,000	i	AES Corp	3.234	06/01/19	24,375
100,000		AES Corp	7.375	07/01/21	113,000
100,000		AES Corp	4.875	05/15/23	99,250
100,000		AGL Capital Corp	4.400	06/01/43	105,375
100,000		Alabama Power Co	3.550	12/01/23	105,408
100,000		Alabama Power Co	4.150	08/15/44	104,987
130,000		AmeriGas Partners LP	6.250	08/20/19	134,225
75,000		Atmos Energy Corp	8.500	03/15/19	93,218
200,000		Atmos Energy Corp	4.125	10/15/44	207,317
100,000	g	Berkshire Hathaway Energy Co	3.500	02/01/25	100,636
100,000		Berkshire Hathaway Energy Co	5.150	11/15/43	113,153
125,000	g	Berkshire Hathaway Energy Co	4.500	02/01/45	130,793
200,000		Black Hills Corp	4.250	11/30/23	213,053
200,000		Carolina Power & Light Co	5.300	01/15/19	224,090
200,000	g	Colbun S.A.	4.500	07/10/24	199,852
150,000		Commonwealth Edison Co	4.000	08/01/20	160,938
25,000		Connecticut Light & Power Co	5.500	02/01/19	28,367
200,000		Connecticut Light & Power Co	4.300	04/15/44	216,615
150,000		Consolidated Edison Co of New York, Inc	3.950	03/01/43	149,600
100,000		Dominion Gas Holdings LLC	3.600	12/15/24	101,725
125,000		Dominion Gas Holdings LLC	4.600	12/15/44	130,939
15,000		Duke Energy Carolinas LLC	4.300	06/15/20	16,306
75,000		Duke Energy Ohio, Inc	3.800	09/01/23	79,753
150,000		Duke Energy Progress, Inc	4.150	12/01/44	159,450
150,000	g,i	Electricite de France	5.625	12/30/49	158,062
200,000	g	Elementia SAB de C.V.	5.500	01/15/25	192,000
200,000	g	Empresa Electrica Angamos S.A.	4.875	05/25/29	196,500
25,000		Empresa Nacional de Electricidad S.A.	4.250	04/15/24	25,140
200,000	g	Eskom Holdings Ltd	5.750	01/26/21	201,000
50,000		Ferrellgas LP	6.750	01/15/22	48,875
150,000	g	FirstEnergy Transmission LLC	4.350	01/15/25	153,876
50,000		Indiana Michigan Power Co	7.000	03/15/19	59,088
25,000		Integrys Energy Group, Inc	4.170	11/01/20	26,660
200,000	g	Israel Electric Corp Ltd	5.000	11/12/24	201,500
200,000	g	KazMunayGas National Co JSC	4.875	05/07/25	178,614
250,000		Kinder Morgan, Inc	3.050	12/01/19	248,013
100,000		LG&E and KU Energy LLC	3.750	11/15/20	104,296
200,000	g	MTN Mauritius Investments Ltd	4.755	11/11/24	196,000
50,000		NiSource Finance Corp	4.800	02/15/44	53,272
100,000		Northeast Utilities	1.450	05/01/18	98,482
100,000	g	NRG Energy, Inc	6.250	05/01/24	101,750

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000		NSTAR Electric Co	4.400%	03/01/44	$274,160
200,000		NTPC Ltd	5.625	07/14/21	220,443
125,000		Oncor Electric Delivery Co LLC	2.150	06/01/19	124,446
150,000		ONEOK Partners LP	3.375	10/01/22	138,849
125,000		Pacific Gas & Electric Co	4.300	03/15/45	128,307
75,000		Pepco Holdings, Inc	2.700	10/01/15	75,903
300,000		PPL Capital Funding, Inc	4.200	06/15/22	317,807
250,000		PPL Electric Utilities Corp	3.000	09/15/21	253,434
50,000		Progress Energy, Inc	7.050	03/15/19	59,253
75,000		Public Service Co of Colorado	3.200	11/15/20	78,027
80,000		Public Service Co of Colorado	4.750	08/15/41	92,717
100,000		Public Service Co of Oklahoma	5.150	12/01/19	111,778
175,000		Public Service Electric & Gas Co	2.375	05/15/23	168,299
125,000		Public Service Electric & Gas Co	3.050	11/15/24	125,485
250,000		Republic of Angola Via Northern Lights III BV	7.000	08/16/19	248,750
75,000		San Diego Gas & Electric Co	3.000	08/15/21	76,886
125,000		Sempra Energy	2.875	10/01/22	122,874
100,000		Tampa Electric Co	4.100	06/15/42	102,234
55,000		Virginia Electric and Power Co	2.950	01/15/22	55,544
225,000		Walgreens Boots Alliance, Inc	2.700	11/18/19	226,145
250,000		Walgreens Boots Alliance, Inc	3.800	11/18/24	254,975
125,000		Walgreens Boots Alliance, Inc	4.800	11/18/44	131,796
50,000		Williams Partners LP	3.800	02/15/15	50,143
75,000		Williams Partners LP	4.000	11/15/21	75,184
100,000		Williams Partners LP	4.500	11/15/23	100,913
75,000		Williams Partners LP	4.900	01/15/45	70,242
50,000		Xcel Energy, Inc	4.800	09/15/41	55,770

		TOTAL UTILITIES			8,995,917

		TOTAL CORPORATE BONDS (Cost $89,631,597)			91,477,690

GOVERNMENT BONDS - 36.5%

AGENCY SECURITIES - 0.3%
400,000		Private Export Funding Corp (PEFCO)	2.250	03/15/20	402,064
156,250		Totem Ocean Trailer Express, Inc	4.514	12/18/19	166,110

		TOTAL AGENCY SECURITIES			568,174

FOREIGN GOVERNMENT BONDS - 3.2%
200,000	g	Bahrain Government International Bond	6.000	09/19/44	189,500
100,000		Brazilian Government International Bond	2.625	01/05/23	91,000
25,000		Brazilian Government International Bond	7.125	01/20/37	31,687
100,000	g	Caisse d’Amortissement de la Dette Sociale	3.375	03/20/24	106,864
250,000		Canada Government International Bond	0.875	02/14/17	250,205
200,000		Colombia Government International Bond	2.625	03/15/23	185,700
200,000		Colombia Government International Bond	4.000	02/26/24	204,500
200,000		Colombia Government International Bond	5.625	02/26/44	225,000
200,000	g	Croatia Government International Bond	6.250	04/27/17	212,134
4,500,000	g	Dominican Republic International Bond	10.000	01/05/17	101,312
153,017	g	Dominican Republic International Bond	9.040	01/23/18	162,198
200,000	g	El Salvador Government International Bond	6.375	01/18/27	200,500
100,000		European Investment Bank	4.875	02/15/36	128,206
200,000		Export-Import Bank of Korea	1.250	11/20/15	200,356
200,000		Export-Import Bank of Korea	1.750	02/27/18	198,892
250,000		Federative Republic of Brazil	12.500	01/05/16	94,754
175,000		Federative Republic of Brazil	6.000	01/17/17	188,563
330,000	g	Hellenic Republic Government Bond	4.750	04/17/19	317,952
100,000		Hungary Government International Bond	5.375	03/25/24	108,250
35,000		Italy Government International Bond	6.875	09/27/23	44,177
200,000	g	Kazakhstan Government International Bond	3.875	10/14/24	187,250
200,000	g	Kenya Government International Bond	5.875	06/24/19	202,500
200,000	g	Kenya Government International Bond	6.875	06/24/24	209,500
200,000	g,i	Kommunalbanken AS.	0.412	02/20/18	200,180

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000	g	Korea Housing Finance Corp	1.625%	09/15/18	$244,907
200,000	g	Nigeria Government International Bond	6.375	07/12/23	196,500
200,000		Panama Government International Bond	4.000	09/22/24	205,500
200,000		Philippine Government International Bond	4.200	01/21/24	217,000
175,000		Poland Government International Bond	4.000	01/22/24	185,719
300,000		Province of Ontario Canada	2.950	02/05/15	300,539
200,000	g	Republic of Azerbaijan International Bond	4.750	03/18/24	196,500
200,000	g	Republic of Serbia	5.875	12/03/18	208,500
200,000	g	Republic of Trinidad & Tobago	4.375	01/16/24	212,000
2,952,000		South Africa Government Bond	8.250	09/15/17	263,218
200,000		South Africa Government International Bond	5.375	07/24/44	211,250
100,000		Turkey Government International Bond	5.625	03/30/21	109,875
200,000		Turkey Government International Bond	3.250	03/23/23	189,750
200,000		Turkey Government International Bond	5.750	03/22/24	223,500
100,000		United Mexican States	5.125	01/15/20	110,250
53,000		Uruguay Government International Bond	4.500	08/14/24	55,650
200,000	g	Vietnam Government International Bond	4.800	11/19/24	205,500

		TOTAL FOREIGN GOVERNMENT BONDS			7,377,338

MORTGAGE BACKED - 19.9%
85,034		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	02/01/19	90,134
7,659		FGLMC	4.500	01/01/20	8,060
36,091		FGLMC	4.500	07/01/20	38,623
8,275		FGLMC	5.000	04/01/23	9,000
27,710		FGLMC	4.000	07/01/24	29,496
10,014		FGLMC	4.500	09/01/24	10,813
1,687		FGLMC	6.000	03/01/33	1,907
109,394		FGLMC	5.000	11/01/33	121,836
160,454		FGLMC	6.000	11/01/33	183,533
26,695		FGLMC	5.000	05/01/34	29,566
19,481		FGLMC	6.000	09/01/34	22,313
15,135		FGLMC	6.000	04/01/35	17,117
7,440		FGLMC	5.000	02/01/36	8,222
1,309		FGLMC	6.500	05/01/36	1,487
64,861		FGLMC	6.000	08/01/37	73,695
17,393		FGLMC	6.500	09/01/37	19,762
12,869		FGLMC	6.500	11/01/37	14,621
42,913		FGLMC	5.000	04/01/38	47,876
9,102		FGLMC	6.500	05/01/38	10,342
590,542		FGLMC	5.000	09/01/38	650,958
9,466		FGLMC	5.500	01/01/39	10,589
34,691		FGLMC	5.000	07/01/39	38,316
523,852		FGLMC	4.500	12/01/39	575,018
65,295		FGLMC	5.000	01/01/40	72,288
3,482,477		FGLMC	3.500	02/01/44	3,635,340
1,183,908		FGLMC	3.500	05/01/44	1,235,739
17,316		Federal National Mortgage Association (FNMA)	5.500	04/01/18	18,295
14,386		FNMA	5.500	05/01/18	15,198
16,451		FNMA	4.500	03/01/19	17,316
7,189		FNMA	4.500	06/01/19	7,571
83,857		FNMA	5.500	07/01/20	91,298
3,856		FNMA	4.500	11/01/20	4,063
31,381		FNMA	4.500	12/01/20	33,472
8,303		FNMA	5.000	12/01/20	8,968
121,732		FNMA	6.000	08/01/21	132,486
95,817		FNMA	2.500	03/01/23	98,570
6,992		FNMA	4.500	03/01/23	7,507
29,180		FNMA	5.000	04/01/23	31,786
13,764		FNMA	4.500	06/01/23	14,796
7,353		FNMA	5.000	07/01/23	7,940
21,355		FNMA	5.000	07/01/23	23,056
21,026		FNMA	4.500	04/01/24	22,619
15,736		FNMA	4.000	05/01/24	16,760

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

$ 3,069	FNMA	5.500%	09/01/24	$3,429
115,336	FNMA	4.000	02/01/25	122,889
224,808	FNMA	3.500	01/01/26	238,597
339,580	FNMA	2.500	01/01/27	346,667
451,608	FNMA	3.000	01/01/27	470,632
177,417	FNMA	3.000	01/01/27	184,891
1,025,725	FNMA	2.500	10/01/27	1,047,149
822,777	FNMA	3.000	03/01/28	859,020
413,991	FNMA	2.500	04/01/28	422,386
853,142	FNMA	3.500	12/01/28	902,010
404,484	FNMA	3.500	06/01/32	428,153
18,183	FNMA	6.500	07/01/32	20,959
452,536	FNMA	5.500	03/01/34	509,927
26,774	FNMA	6.500	02/01/35	30,491
11,717	FNMA	7.500	06/01/35	12,708
16,744	FNMA	7.500	07/01/35	17,571
9,283	FNMA	6.500	09/01/36	10,590
20,372	FNMA	7.000	02/01/37	23,688
37,482	FNMA	7.000	04/01/37	45,741
6,213	FNMA	6.500	08/01/37	7,075
7,436	FNMA	7.000	11/01/37	9,059
1,186	FNMA	6.500	02/01/38	1,351
3,604	FNMA	6.500	03/01/38	4,105
173,830	FNMA	6.500	07/01/39	205,869
319,792	FNMA	4.500	09/01/39	352,513
275,596	FNMA	4.500	10/01/39	303,784
137,226	FNMA	5.000	03/01/40	153,746
1,480,351	FNMA	5.500	07/01/40	1,659,384
718,245	FNMA	6.000	10/01/40	815,497
2,042,150	FNMA	4.500	11/01/40	2,218,902
1,117,454	FNMA	5.000	11/01/40	1,233,705
713,683	FNMA	4.000	12/01/40	766,867
234,978	FNMA	5.000	02/01/41	265,067
863,679	FNMA	4.000	05/01/42	933,110
1,728,345	FNMA	3.500	06/01/42	1,805,013
407,299	FNMA	3.000	07/01/42	413,365
2,698,747	FNMA	3.000	02/01/43	2,734,818
1,630,468	FNMA	3.000	05/01/43	1,651,587
2,561,113	FNMA	4.000	11/01/43	2,752,364
554,458	FNMA	4.000	05/01/44	592,447
1,402,700	FNMA	4.000	07/01/44	1,513,373
386,061	FNMA	3.000	07/25/44	399,390
307,896	FNMA	4.500	08/01/44	341,249
348,119	FNMA	3.500	10/01/44	365,154
348,857	FNMA	3.500	10/01/44	365,952
897,683	FNMA	4.000	10/01/44	968,494
498,030	FNMA	4.500	10/01/44	552,024
998,509	FNMA	4.000	12/01/44	1,077,388
11,787	Government National Mortgage Association (GNMA)	5.500	07/15/33	13,265
87,548	GNMA	5.500	07/20/33	98,825
13,413	GNMA	5.000	03/15/34	14,787
128,589	GNMA	5.000	06/15/34	142,893
57,738	GNMA	5.500	02/15/37	64,752
31,057	GNMA	5.000	01/15/38	34,293
15,575	GNMA	5.000	04/15/38	17,160
45,825	GNMA	5.500	05/15/38	51,180
9,037	GNMA	6.000	08/15/38	10,230
8,470	GNMA	6.000	08/20/38	9,549
148,754	GNMA	5.500	07/15/39	166,139
21,673	GNMA	5.000	07/20/39	24,185
71,760	GNMA	4.500	04/15/40	78,680
43,849	GNMA	5.000	04/15/40	48,537
151,461	GNMA	5.000	04/15/40	167,689
222,690	GNMA	5.000	05/20/40	248,540

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 160,455		GNMA	5.000%	06/15/40	$177,436
696,995		GNMA	4.000	09/15/41	748,429
889,419		GNMA	3.000	09/15/42	913,504
1,699,050		GNMA	3.500	11/15/42	1,798,917
907,063		GNMA	3.000	02/20/43	931,583
397,671		GNMA	3.500	09/20/44	420,540
298,186		GNMA	4.000	10/20/44	320,362
1,537,786		GNMA	4.500	10/20/44	1,684,093

		TOTAL MORTGAGE BACKED			45,854,070

MUNICIPAL BONDS - 0.9%
250,000		Florida Hurricane Catastrophe Fund Finance Corp	1.298	07/01/16	251,350
200,000		New York State Urban Development Corp	1.350	03/15/18	198,542
200,000		State of California	0.850	02/01/15	200,100
100,000		State of California	5.450	04/01/15	101,201
200,000		State of California	1.050	02/01/16	201,028
100,000		State of California	5.950	04/01/16	106,546
200,000		State of Illinois	4.511	03/01/15	201,392
590,000		State of Illinois	3.860	04/01/21	587,923
200,000		University of Massachusetts Building Authority	0.770	11/01/16	198,906

		TOTAL MUNICIPAL BONDS			2,046,988

U.S. TREASURY SECURITIES - 12.2%
450,000		United States Treasury Bond	5.375	02/15/31	627,223
650,000		United States Treasury Bond	4.500	02/15/36	866,988
385,000		United States Treasury Bond	2.875	05/15/43	393,783
2,345,000		United States Treasury Bond	3.125	08/15/44	2,524,538
1,900,000		United States Treasury Bond	3.000	11/15/44	1,996,782
2,500,000	d	United States Treasury Note	0.125	04/30/15	2,500,585
2,115,000		United States Treasury Note	0.250	05/31/15	2,116,322
430,000		United States Treasury Note	0.250	10/31/15	429,966
1,000,000		United States Treasury Note	0.375	03/31/16	999,844
200,000		United States Treasury Note	0.500	11/30/16	199,500
987,000		United States Treasury Note	1.000	12/15/17	984,686
3,222,000		United States Treasury Note	1.500	11/30/19	3,201,611
1,984,000		United States Treasury Note	2.750	02/15/24	2,087,696
9,199,400		United States Treasury Note	2.250	11/15/24	9,261,211

		TOTAL U.S. TREASURY SECURITIES			28,190,735

		TOTAL GOVERNMENT BONDS (Cost $82,804,836)			84,037,305

STRUCTURED ASSETS - 18.6%

ASSET BACKED - 9.1%
242,437	i	ACE Securities Corp Home Equity Loan Trust	0.660	08/25/35	239,066
		Series - 2005 HE5 (Class M2)
250,000	g	Ally Master Owner Trust	4.250	04/15/17	252,555
		Series - 2010 2 (Class A)
250,000	g	Ally Master Owner Trust	4.590	04/15/17	252,654
		Series - 2010 2 (Class B)
1,500,000		AmeriCredit Automobile Receivables Trust	1.930	08/08/18	1,509,267
		Series - 2012 4 (Class C)
300,000		AmeriCredit Automobile Receivables Trust	1.270	07/08/19	298,814
		Series - 2014 4 (Class A3)
177,885	i	Asset Backed Securities Corp Home Equity Loan Trust	0.635	07/25/35	176,721
		Series - 2005 HE7 (Class M2)
208,333	g	Avis Budget Rental Car Funding AESOP LLC	4.640	05/20/16	210,107
		Series - 2010 3A (Class A)
100,000	g	Avis Budget Rental Car Funding AESOP LLC	2.054	08/20/16	100,557
		Series - 2012 1A (Class A)
200,000	g	Avis Budget Rental Car Funding AESOP LLC	5.110	03/20/17	207,968
		Series - 2010 5A (Class B)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	g	Avis Budget Rental Car Funding AESOP LLC	4.740%	11/20/17	$210,275
		Series - 2011 3A (Class B)
200,000	g	Avis Budget Rental Car Funding AESOP LLC	2.802	05/20/18	205,117
		Series - 2012 2A (Class A)
200,000	g	Avis Budget Rental Car Funding AESOP LLC	3.040	03/20/19	203,197
		Series - 2012 3A (Class B)
24,820	i	Bear Stearns Asset Backed Securities Trust	0.910	11/25/39	24,574
		Series - 2005 SD3 (Class 2A1)
600,000		Capital Auto Receivables Asset Trust	1.040	11/21/16	601,385
		Series - 2013 3 (Class A2)
200,000		Capital Auto Receivables Asset Trust	0.790	06/20/17	200,171
		Series - 2013 1 (Class A3)
192,923	g	Capital Automotive REIT	4.700	07/15/42	197,425
		Series - 2012 1A (Class A)
1,000,000	g	Capital Automotive REIT	3.660	10/15/44	995,385
		Series - 2014 1A (Class A)
200,000		CarMax Auto Owner Trust	2.630	11/15/16	200,749
		Series - 2011 1 (Class B)
220,089	i,m	CCR, Inc	0.607	07/10/17	214,184
		Series - 2010 CX (Class C)
96,877		Centex Home Equity	5.540	01/25/32	96,734
		Series - 2002 A (Class AF6)
175,000	g,i	DB/UBS Mortgage Trust	5.557	11/10/46	196,355
		Series - 2011 LC1A (Class C)
1,642,625	g	Dominos Pizza Master Issuer LLC	5.216	01/25/42	1,722,051
		Series - 2012 1A (Class A2)
75,000		Ford Credit Auto Owner Trust	3.210	07/15/17	75,638
		Series - 2011 A (Class D)
200,000		Ford Credit Auto Owner Trust	2.930	10/15/18	205,047
		Series - 2012 B (Class D)
200,000		Ford Credit Auto Owner Trust	2.430	01/15/19	203,593
		Series - 2012 C (Class D)
260,000		Ford Credit Auto Owner Trust	1.860	08/15/19	261,234
		Series - 2013 A (Class D)
500,000		Ford Credit Auto Owner Trust	1.560	02/15/20	498,252
		Series - 2014 C (Class A4)
1,000,000		Ford Credit Floorplan Master	1.650	08/15/19	997,566
		Series - 2014 4 (Class B)
700,000		Ford Credit Floorplan Master Owner Trust	1.140	06/15/17	701,569
		Series - 2013 3 (Class B)
1,500,000		Ford Credit Floorplan Master Owner Trust	1.740	06/15/17	1,504,797
		Series - 2013 3 (Class D)
1,000,000	g	GE Capital Credit Card Master Note Trust	5.750	03/15/18	1,010,361
		Series - 2010 1 (Class C)
50,000	g	Hertz Vehicle Financing LLC	4.170	03/25/16	50,214
		Series - 2011 1A (Class B1)
125,000	g	Hertz Vehicle Financing LLC	5.290	03/25/16	125,699
		Series - 2009 2A (Class A2)
300,000	g	Hertz Vehicle Financing LLC	5.930	03/25/16	301,612
		Series - 0 2A (Class B2)
200,000	g	Hertz Vehicle Financing LLC	3.740	02/25/17	205,194
		Series - 2010 1A (Class A2)
159,509		Lehman XS Trust	6.500	06/25/46	124,462
		Series - 2006 13 (Class 2A1)
179,556	g	Orange Lake Timeshare Trust 2014-A	3.030	07/09/29	179,173
		Series - 2014 AA (Class B)
83,333	g	Rental Car Finance Corp	2.510	02/25/16	83,468
		Series - 2011 1A (Class A1)
7,877	i	Residential Asset Securities Corp	0.815	04/25/35	7,881
		Series - 2005 KS3 (Class M3)
100,000	i	Residential Funding Mortgage Securities II, Inc	6.060	02/25/36	104,555
		Series - 2006 HI1 (Class M2)
1,867,321		Santander Drive Auto Receivables Trust	0.540	08/15/17	1,866,686
		Series - 2014 3 (Class A2A)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000		Santander Drive Auto Receivables Trust	3.870%	02/15/18	$257,478
		Series - 2012 2 (Class D)
35,805	i	Securitized Asset Backed Receivables LLC	0.470	10/25/35	35,275
		Series - 2006 OP1 (Class A2C)
52,524	g	Sierra Receivables Funding Co LLC	3.350	04/20/26	53,658
		Series - 2011 1A (Class A)
59,280	g	Sierra Receivables Funding Co LLC	4.250	05/20/28	60,511
		Series - 2011 2A (Class B)
54,034	g	Sierra Receivables Funding Co LLC	3.420	03/20/29	54,855
		Series - 2012 2A (Class B)
90,062	g	Sierra Receivables Funding Co LLC	1.590	11/20/29	89,842
		Series - 2013 1A (Class A)
144,099	g	Sierra Receivables Funding Co LLC	2.390	11/20/29	144,285
		Series - 2013 1A (Class B)
415,000	g	SLM Student Loan Trust	4.370	04/17/28	442,372
		Series - 2011 A (Class A2)
105,000	g	SLM Student Loan Trust	3.740	02/15/29	110,074
		Series - 2011 B (Class A2)
400,000	g	SLM Student Loan Trust	3.830	01/17/45	420,499
		Series - 2012 A (Class A2)
200,000	g	SolarCity LMC	4.020	07/20/44	200,960
		Series - 2014 2 (Class A)
34,576	i	Soundview Home Equity Loan Trust	0.470	11/25/35	34,308
		Series - 2005 OPT3 (Class A4)
680,917	g	SpringCastle America Funding LLC	2.700	05/25/23	679,833
		Series - 2014 AA (Class A)
100,885	g,i	Structured Asset Securities Corp	0.390	10/25/36	99,940
		Series - 2006 GEL4 (Class A2)
200,000	g,i	Vitality Re IV Ltd	2.786	01/09/17	201,640
		Series - 2013 IV B (Class )
125,000	g	Volvo Financial Equipment LLC	0.740	03/15/17	125,106
		Series - 2013 1A (Class A3)
75,888	g,m	Wachovia Amortization Controlled Heloc NIM	5.683	08/12/47	77,216
		Series - 2006 N1 (Class N1)
8,341	i	Wells Fargo Home Equity Trust	0.310	07/25/36	8,300
		Series - 2006 2 (Class A3)
400,000		World Financial Network Credit Card Master Trust	3.960	04/15/19	406,060
		Series - 2010 A (Class A)
1,000,000		World Financial Network Credit Card Master Trust	2.150	04/17/23	993,464
		Series - 2012 D (Class A)

		TOTAL ASSET BACKED			21,317,988

OTHER MORTGAGE BACKED - 9.5%
2,000,000	i	Banc of America Commercial Mortgage Trust	5.954	05/10/45	2,090,894
		Series - 2006 2 (Class AJ)
200,000	g	Banc of America Commercial Mortgage Trust	5.416	01/15/49	206,312
		Series - 2007 1 (Class AM)
235,000	i	Banc of America Commercial Mortgage Trust	5.482	01/15/49	246,261
		Series - 2007 1 (Class AMFX)
1,030,000	i	Bear Stearns Commercial Mortgage Securities	5.954	09/11/42	1,108,987
		Series - 2007 T28 (Class AJ)
1,235,000	i	COBALT CMBS Commercial Mortgage Trust	5.771	05/15/46	1,334,409
		Series - 2007 C3 (Class AM)
1,500,000	i	COBALT CMBS Commercial Mortgage Trust	5.771	05/15/46	1,545,498
		Series - 2007 C3 (Class AJ)
400,000	i	Commercial Mortgage Trust	5.238	04/10/37	402,426
		Series - 2005 GG5 (Class AJ)
24,668		Countrywide Alternative Loan Trust	5.500	08/25/16	25,314
		Series - 2004 30CB (Class 1A15)
250,000		Credit Suisse First Boston Mortgage Securities Corp	4.771	07/15/37	252,272
		Series - 2005 C3 (Class AJ)
60,000	i	Credit Suisse First Boston Mortgage Securities Corp	5.100	08/15/38	61,053
		Series - 2005 C5 (Class C)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	i	Credit Suisse First Boston Mortgage Securities Corp	5.100%	08/15/38	$204,119
		Series - 2005 C5 (Class AM)
125,000	g	Credit Suisse Mortgage Capital Certificates	5.626	05/15/23	141,818
		Series - 2006 OMA (Class D)
485,000		Credit Suisse Mortgage Capital Certificates	5.509	09/15/39	512,924
		Series - 2006 C4 (Class AM)
75,000	g	Credit Suisse Mortgage Capital Certificates	5.383	02/15/40	77,248
		Series - 2009 RR1 (Class A3C)
100,000	i	GE Commercial Mortgage Corp	5.606	12/10/49	104,659
		Series - 2007 C1 (Class AM)
53,941	i	Harborview Mortgage Loan Trust	0.384	07/19/47	46,191
		Series - 2007 4 (Class 2A1)
100,000	g,i	JP Morgan Chase Commercial Mortgage Securities Corp	5.259	07/15/46	111,140
		Series - 2011 C4 (Class C)
370,000	i	JP Morgan Chase Commercial Mortgage Securities Trust	4.911	07/15/42	371,859
		Series - 2005 LDP2 (Class C)
330,000	i	JP Morgan Chase Commercial Mortgage Securities Trust	6.192	02/15/51	359,530
		Series - 2007 LD12 (Class AM)
1,000,000	i	LB-UBS Commercial Mortgage Trust	6.114	07/15/40	1,084,052
		Series - 2007 C6 (Class AM)
275,000	i	LB-UBS Commercial Mortgage Trust	5.057	09/15/40	279,999
		Series - 2005 C5 (Class AJ)
200,000	i	LB-UBS Commercial Mortgage Trust 2006-C4	6.049	06/15/38	206,806
		Series - 2006 C4 (Class B)
170,000	i	Merrill Lynch Mortgage Trust	6.289	02/12/51	186,607
		Series - 0 C1 (Class AJA)
300,000	i	ML-CFC Commercial Mortgage Trust	5.526	03/12/51	309,906
		Series - 2007 6 (Class AM)
90,000	g,i	Morgan Stanley Capital I Trust	5.810	08/12/41	95,405
		Series - 2006 T23 (Class B)
1,200,000	i	Morgan Stanley Capital I Trust	5.389	11/12/41	1,231,191
		Series - 2006 HQ10 (Class AJ)
1,000,000	i	Morgan Stanley Capital I Trust	5.651	06/11/42	1,077,096
		Series - 2007 T27 (Class AJ)
55,000	i	Morgan Stanley Capital I Trust	5.832	07/12/44	57,125
		Series - 2006 HQ9 (Class B)
100,000	i	Morgan Stanley Capital I Trust	5.842	07/12/44	103,278
		Series - 2006 HQ9 (Class C)
22,000	g,i	Morgan Stanley Capital I Trust	5.251	09/15/47	24,007
		Series - 2011 C1 (Class D)
28,794		Residential Accredit Loans, Inc	4.350	03/25/34	29,239
		Series - 2004 QS4 (Class A1)
34,615	g,i	Springleaf Mortgage Loan Trust	2.667	09/25/57	35,131
		Series - 2012 1A (Class A)
45,736	g,i	Springleaf Mortgage Loan Trust	2.220	10/25/57	46,349
		Series - 0 2A (Class A)
250,000	i	Structured Agency Credit Risk Debt Note	2.370	09/25/24	244,160
		Series - 2014 HQ2 (Class M2)
1,250,000		Wachovia Bank Commercial Mortgage Trust	5.383	12/15/43	1,326,121
		Series - 2007 C30 (Class AM)
980,000	i	Wachovia Bank Commercial Mortgage Trust	5.818	05/15/46	1,062,339
		Series - 2007 C34 (Class AM)
1,200,000	i	Wachovia Bank Commercial Mortgage Trust	5.950	05/15/46	1,240,841
		Series - 2007 C34 (Class AJ)
2,150,000	i	Wachovia Bank Commercial Mortgage Trust	5.591	04/15/47	2,294,590
		Series - 2007 C31 (Class AM)
200,000	i	Wachovia Bank Commercial Mortgage Trust	5.672	04/15/47	196,231
		Series - 2007 C31 (Class C)
1,260,000	i	Wachovia Bank Commercial Mortgage Trust	5.750	06/15/49	1,283,590
		Series - 2007 C32 (Class AJ)
70,000	i	Wachovia Bank Commercial Mortgage Trust	5.953	02/15/51	76,267
		Series - 2007 C33 (Class AM)
94,897	i	WaMu Mortgage Pass-Through Certificates	0.520	12/25/45	84,728
		Series - 2005 AR19 (Class A1B3)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 50,000	g,i	Wells Fargo Mortgage Backed Securities Trust	5.276%	11/15/43	$55,690
		Series - 2010 C1 (Class B)
180,699		WF-RBS Commercial Mortgage Trust	0.735	03/15/48	179,952
		Series - 2013 C12 (Class A1)

		TOTAL OTHER MORTGAGE BACKED			22,013,614

		TOTAL STRUCTURED ASSETS (Cost $43,243,860)			43,331,602

		TOTAL BONDS (Cost $215,680,293)			218,846,597

SHARES		COMPANY

PREFERRED STOCKS - 0.0%

BANKS - 0.0%
5,517	*	Federal Home Loan Mortgage Corp	8.375	12/30/49	21,792
17,265	*	Federal National Mortgage Association	8.250	12/30/49	66,816

		TOTAL BANKS			88,608

		TOTAL PREFERRED STOCKS (Cost $569,550)			88,608

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.7%

TREASURY DEBT - 1.7%
4,000,000	j	United States Treasury Bill	0.000	04/23/15	3,999,536

		TOTAL TREASURY DEBT			3,999,536

		TOTAL SHORT-TERM INVESTMENTS (Cost $3,999,378)			3,999,536

		TOTAL INVESTMENTS - 98.0% (Cost $223,542,268)			226,187,321
		OTHER ASSETS & LIABILITIES, NET - 2.0%			4,635,960

		NET ASSETS - 100.0%			$230,823,281

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing.

d	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on unfunded loan commitments.

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2014, the aggregate value of these securities is $33,726,230 or 14.6% of net assets.

i	Floating or variable rate security. Coupon rate reflects the rate at period end.

j	Zero coupon.

m	Indicates a security that has been deemed illiquid.

TIAA-CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 103.2%

CERTIFICATE OF DEPOSIT - 4.1%
$ 500,000		Banco Del Estado De Chile	0.200%	01/06/15	$500,000
500,000		Banco Del Estado De Chile	0.200	01/07/15	500,000
500,000		Banco Del Estado De Chile	0.200	04/08/15	500,000
300,000		Korea Development Bank	0.200	02/04/15	300,000
500,000		Toronto-Dominion Bank	0.125	01/27/15	500,000
500,000		Wells Fargo Bank NA	0.150	03/11/15	500,000

		TOTAL CERTIFICATE OF DEPOSIT			2,800,000

COMMERCIAL PAPER - 29.8%
300,000		American Honda Finance Corp	0.125	01/08/15	299,993
1,000,000	y	Apple, Inc	0.090	01/15/15	999,965
500,000	y	Australia & New Zealand Banking Group Ltd	0.135	01/20/15	499,964
500,000	y	Australia & New Zealand Banking Group Ltd	0.175	03/16/15	499,820
250,000	y	Bedford Row Funding Corp	0.260	08/03/15	249,614
700,000	y	Coca-Cola Co	0.125 - 0.140	02/23/15	699,862
650,000	y	Coca-Cola Co	0.115	02/25/15	649,886
250,000	y	Commonwealth Bank of Australia	0.170	02/09/15	249,954
594,000	y	Commonwealth Bank of Australia	0.150	02/17/15	593,884
500,000	y	Commonwealth Bank of Australia	0.160	03/04/15	499,862
400,000	y	DBS Bank Ltd	0.240	01/15/15	399,963
1,000,000		Exxon Mobil Corp	0.095	01/22/15	999,945
300,000	y	Fairway Finance LLC	0.150	01/09/15	299,990
270,000	y	Fairway Finance LLC	0.170	01/20/15	269,976
300,000	y	Fairway Finance LLC	0.180	03/03/15	299,908
250,000	y	Fairway Finance LLC	0.175	03/04/15	249,925
345,000		JPMorgan Chase Bank NA	0.200	02/10/15	344,923
353,000		JPMorgan Chase Bank NA	0.220	02/17/15	352,899
185,000		JPMorgan Chase Bank NA	0.230	03/10/15	184,920
500,000	y	Liberty Street Funding LLC	0.170	01/21/15	499,953
500,000	y	Liberty Street Funding LLC	0.190	02/24/15	499,857
1,000,000	y	Microsoft Corp	0.095 - 0.110	02/02/15	999,907
1,000,000	y	National Australia Funding Delaware, Inc	0.130	02/10/15	999,856
500,000	y	Old Line Funding LLC	0.170	02/23/15	499,875
550,000	y	Old Line Funding LLC	0.180	03/09/15	549,816
250,000	y	Old Line Funding LLC	0.195	03/18/15	249,897
1,000,000		PACCAR Financial Corp	0.130	01/12/15	999,960
255,000		PACCAR Financial Corp	0.140	01/13/15	254,988
500,000	y	Procter & Gamble Co	0.120	01/06/15	499,992
1,000,000	y	Procter & Gamble Co	0.100	03/06/15	999,822
300,000	y	Procter & Gamble Co	0.110	03/10/15	299,937
500,000		Province of Ontario Canada	0.100	02/19/15	499,932
562,000		Province of Ontario Canada	0.100	03/02/15	561,906
500,000		Province of Ontario Canada	0.120	03/05/15	499,895
290,000	y	Province of Quebec Canada	0.100	03/30/15	289,929
500,000	y	PSP Capital, Inc	0.150	01/08/15	499,986
500,000	y	PSP Capital, Inc	0.160	02/19/15	499,891
500,000	y	Toronto-Dominion Holdings USA, Inc	0.170	01/05/15	499,991
500,000	y	Toronto-Dominion Holdings USA, Inc	0.140	01/29/15	499,945
265,000		Toyota Motor Credit Corp	0.150	02/25/15	264,939
340,000	y	United Overseas Bank Ltd	0.240	03/13/15	339,839

		TOTAL COMMERCIAL PAPER			20,455,366

GOVERNMENT AGENCY DEBT - 47.1%
649,000		Federal Home Loan Bank (FHLB)	0.040 - 0.070	01/02/15	648,999

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

$ 500,000	FHLB	0.070%	01/07/15	$499,994
1,023,000	FHLB	0.025 - 0.050	01/09/15	1,022,990
500,000	FHLB	0.045	01/14/15	499,992
500,000	FHLB	0.055	01/16/15	499,988
1,275,000	FHLB	0.067 - 0.080	01/23/15	1,274,944
1,469,000	FHLB	0.055	01/26/15	1,468,944
215,000	FHLB	0.080	01/27/15	214,988
200,000	FHLB	0.080	01/28/15	199,988
600,000	FHLB	0.100	01/29/15	599,953
1,691,000	FHLB	0.060 - 0.075	01/30/15	1,690,903
100,000	FHLB	0.140	02/04/15	99,987
680,000	FHLB	0.080	02/06/15	679,946
400,000	FHLB	0.085	02/11/15	399,961
500,000	FHLB	0.060	02/18/15	499,960
1,300,000	FHLB	0.090 - 0.092	02/20/15	1,299,836
389,000	FHLB	0.130	02/23/15	388,926
2,400,000	FHLB	0.100 - 0.110	02/27/15	2,399,593
500,000	FHLB	0.102	03/04/15	499,912
355,000	FHLB	0.107	03/13/15	354,925
500,000	FHLB	0.128	03/18/15	499,865
3,000,000	FHLB	0.120	03/25/15	2,999,170
850,000	FHLB	0.135	03/27/15	849,729
300,000	Federal Home Loan Mortgage Corp (FHLMC)	0.070	01/05/15	299,998
315,000	FHLMC	0.080	01/12/15	314,992
1,275,000	FHLMC	0.075 - 0.100	01/13/15	1,274,961
300,000	FHLMC	0.110	01/14/15	299,988
600,000	FHLMC	0.055	01/16/15	599,986
800,000	FHLMC	0.080	01/21/15	799,964
488,000	FHLMC	0.075 - 0.090	01/22/15	487,977
290,000	FHLMC	0.055	01/28/15	289,988
500,000	FHLMC	0.055	01/29/15	499,979
980,000	FHLMC	0.100 - 0.120	02/03/15	979,894
45,000	FHLMC	0.090	02/13/15	44,995
90,000	FHLMC	0.120	03/05/15	89,981
990,000	FHLMC	0.150	03/11/15	989,715
300,000	Federal National Mortgage Association (FNMA)	0.070	01/05/15	299,998
500,000	FNMA	0.080	01/14/15	499,985
825,000	FNMA	0.060	01/20/15	824,974
250,000	FNMA	0.060	02/02/15	249,987
325,000	FNMA	0.070	02/09/15	324,975
1,000,000	FNMA	0.090	02/11/15	999,898
670,000	FNMA	0.075	02/17/15	669,934
300,000	FNMA	0.120	02/18/15	299,952
600,000	FNMA	0.090	02/26/15	599,916
600,000	FNMA	0.090	03/02/15	599,910
200,000	FNMA	0.120	03/16/15	199,951
200,000	FNMA	0.175	04/22/15	199,892

	TOTAL GOVERNMENT AGENCY DEBT			32,335,283

TREASURY DEBT - 17.8%
490,000	United States Treasury Bill	0.040	01/02/15	490,000
867,000	United States Treasury Bill	0.017 - 0.033	01/08/15	866,995
300,000	United States Treasury Bill	0.021	01/22/15	299,996
525,000	United States Treasury Bill	0.020 - 0.040	01/29/15	524,989
471,000	United States Treasury Bill	0.021 - 0.044	02/05/15	470,986
400,000	United States Treasury Bill	0.045	02/12/15	399,979
230,000	United States Treasury Bill	0.019 - 0.044	02/19/15	229,987
350,000	United States Treasury Bill	0.021 - 0.025	02/26/15	349,988
750,000	United States Treasury Bill	0.026 - 0.034	03/05/15	749,962
100,000	United States Treasury Bill	0.044	03/12/15	99,991
155,000	United States Treasury Bill	0.030	03/26/15	154,989
300,000	United States Treasury Bill	0.036	04/09/15	299,971
650,000	United States Treasury Bill	0.041 - 0.050	04/16/15	649,909

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 688,000		United States Treasury Bill	0.050 - 0.052%	04/23/15	$687,892
198,000		United States Treasury Bill	0.062	05/07/15	197,958
150,000		United States Treasury Bill	0.060 - 0.061	05/14/15	149,966
185,000		United States Treasury Bill	0.061 - 0.081	06/25/15	184,943
540,000		United States Treasury Note	0.250	01/15/15	540,023
800,000		United States Treasury Note	0.250	02/15/15	800,195
100,000		United States Treasury Note	0.250	03/31/15	100,038
565,000		United States Treasury Note	0.375	04/15/15	565,516
450,000		United States Treasury Note	0.125	04/30/15	450,088
750,000		United States Treasury Note	0.375	06/15/15	750,848
420,000		United States Treasury Note	0.375	06/30/15	420,588
1,050,000		United States Treasury Note	0.250	07/15/15	1,050,632
515,000		United States Treasury Note	0.375	08/31/15	515,809
200,000		United States Treasury Note	0.250	09/30/15	200,169

		TOTAL TREASURY DEBT			12,202,407

VARIABLE RATE SECURITIES - 4.4%
500,000	i	Federal Farm Credit Bank (FFCB)	0.196	04/01/15	500,013
500,000	i	FFCB	0.180	05/27/15	499,979
500,000	i	FFCB	0.200	08/10/15	500,076
500,000	i	FFCB	0.140	03/29/16	499,748
500,000	i	Federal Home Loan Bank (FHLB)	0.220	08/14/15	500,109
500,000	i	FHLB	0.200	08/19/15	500,000

		TOTAL VARIABLE RATE SECURITIES			2,999,925

		TOTAL SHORT-TERM INVESTMENTS (Cost $70,792,981)			70,792,981

		TOTAL PORTFOLIO - 103.2% (Cost $70,792,981)			70,792,981
		OTHER ASSETS & LIABILITIES, NET - (3.2)%			(2,165,353)

		NET ASSETS - 100.0%			$68,627,628

Abbreviation(s):

i	Floating or variable rate security. Coupon reflects the rate at period end.

y	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities are deemed liquid and may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.”At 12/31/2014, the aggregate value of these securities was $15,191,066 or 22.1% of net assets.

TIAA-CREF LIFE FUNDS - Balanced Fund

TIAA-CREF LIFE FUNDS

BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

SHARES	SECURITY	VALUE

TIAA-CREF LIFE FUNDS - 99.9%(a)

FIXED INCOME - 50.1%
723,620	TIAA-CREF Life Bond Fund	$18,481,266

	TOTAL FIXED INCOME	18,481,266

INTERNATIONAL EQUITY - 9.7%
196,575	TIAA-CREF Life International Equity Fund	3,597,330

	TOTAL INTERNATIONAL EQUITY	3,597,330

U.S. EQUITY - 40.1%
125,023	TIAA-CREF Life Growth Equity Fund	3,379,374
98,698	TIAA-CREF Life Growth & Income Fund	3,705,141
89,418	TIAA-CREF Life Large-Cap Value Fund	3,290,586
20,167	TIAA-CREF Life Real Estate Securities Fund	738,902
22,115	TIAA-CREF Life Small-Cap Equity Fund	742,402
65,201	TIAA-CREF Life Stock Index Fund	2,962,068

	TOTAL U.S. EQUITY	14,818,473

	TOTAL TIAA-CREF LIFE FUNDS (Cost $37,061,174)	36,897,069

	TOTAL INVESTMENTS - 99.9% (Cost $37,061,174)	36,897,069
	OTHER ASSETS & LIABILITIES, NET - 0.1%	35,195

	NET ASSETS - 100.0%	$36,932,264

(a)	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of TIAA-CREF Life Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund, and Balanced Fund (constituting the TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”), at December 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and confirmation of underlying investee mutual fund shares by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2015

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current Code of Ethics

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: February 20, 2015	By:	/s/ Robert G. Leary
Robert G. Leary
President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: February 20, 2015	By:	/s/ Robert G. Leary
Robert G. Leary
President and Principal Executive Officer (principal executive officer)

Dated: February 20, 2015	By:	/s/ Phillip G. Goff
Phillip G. Goff
Principal Financial Officer, Principal Accounting
Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer